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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

FGX INTERNATIONAL HOLDINGS LIMITED
(Name of Registrant as Specified In Its Charter)
N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
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	(2)	Form, Schedule or Registration Statement No.:
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FGX INTERNATIONAL HOLDINGS LIMITED
500 George Washington Highway
Smithfield, Rhode Island 02917

February 1, 2010

Dear Fellow Shareholder:

        You are cordially invited to attend a special meeting of the shareholders of FGX International Holdings Limited ("FGX"), which will be held on Tuesday, March 9, 2010, beginning at 10:00 a.m., local time, at our principal offices, 500 George Washington Highway, Smithfield, Rhode Island 02917. At the special meeting or any postponement, adjournment or delay thereof (the "Special Meeting"), you will be asked to consider and vote upon a proposal to approve the Agreement and Plan of Merger, dated as of December 15, 2009 (the "Merger Agreement"), among Essilor International ("Essilor"), 1234 Acquisition Sub Inc., an indirect wholly-owned subsidiary of Essilor, and FGX.

        The Merger Agreement provides for, among other things, the merger of 1234 Acquisition Sub Inc. with and into FGX, with FGX as the surviving corporation in the merger. Following the merger, FGX will become an indirect wholly-owned subsidiary of Essilor. If the merger is completed, you will be entitled to receive $19.75 in cash, without interest and less any applicable withholding taxes, for each FGX ordinary share that you own, unless you have properly exercised your dissenters' rights.

        After careful consideration, our board of directors has unanimously approved the Merger Agreement and has found that it is fair to, and in the best interests of, FGX and its shareholders. Accordingly, our board of directors unanimously recommends that you vote "FOR" the approval of the Merger Agreement.

        The proxy statement attached to this letter provides you with information about the proposed merger with Essilor and the Special Meeting. The proxy statement also contains a detailed discussion of the background of, and reasons for, the merger. We encourage you to read the entire proxy statement carefully because it explains the merger, the documents related to the merger and other related matters, including the conditions to the completion of the merger.

        Your vote is very important, regardless of the number of shares that you own. The merger cannot be completed unless the Merger Agreement is approved by the affirmative vote of our shareholders at the close of business on the record date for the Special Meeting holding at least a majority of the shares that are present at the Special Meeting and entitled to vote and that are voted.

        Whether or not you plan to attend the Special Meeting, we urge you to sign, date and promptly return the enclosed proxy card in the envelope provided, which requires no postage if mailed in the United States. If you receive more than one proxy card because you own shares that are registered differently, please vote all of your shares shown on all of your proxy cards. If you hold your shares in "street name" through a bank, broker or other nominee, you should instruct your bank, broker or other nominee how to vote in accordance with the voting instruction card that you will receive from your bank, broker or other nominee.

        Voting by proxy will not prevent you from voting your shares by ballot in person if you subsequently choose to attend the Special Meeting.

        On behalf of your board of directors, thank you for your continued support.

Sincerely,

Alec Taylor Chairman and Chief Executive Officer

        PLEASE DO NOT SEND YOUR SHARE CERTIFICATES WITH YOUR PROXY CARD. IF THE MERGER IS COMPLETED, YOU WILL BE SENT INSTRUCTIONS REGARDING THE SURRENDER OF YOUR SHARE CERTIFICATES.

        This proxy statement is dated February 1, 2010 and is first being mailed to shareholders on or about February 3, 2010.

FGX INTERNATIONAL HOLDINGS LIMITED
500 George Washington Highway
Smithfield, Rhode Island 02917

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To Be Held On March 9, 2010

To the Shareholders:

        A special meeting of the shareholders of FGX International Holdings Limited, a British Virgin Islands business company ("FGX"), will be held on Tuesday, March 9, 2010, beginning at 10:00 a.m., local time, at its principal offices, 500 George Washington Highway, Smithfield, Rhode Island 02917. At the special meeting or any postponement, adjournment or delay thereof (the "Special Meeting"), you will be asked to consider and vote upon the following proposals:

  1.
  to approve the Agreement and Plan of Merger, dated as of December 15, 2009, among Essilor International, a French société anonyme ("Essilor"), 1234 Acquisition Sub Inc., a Delaware corporation and an indirect wholly-owned subsidiary of Essilor ("Merger Sub"), and FGX, as it may be amended from time to time (the "Merger Agreement");

  2.
  to approve the adjournment or postponement of the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve the Merger Agreement; and

  3.
  to transact such other business as may properly come before the Special Meeting.

        Only holders of record of our ordinary shares, no par value ("Ordinary Shares"), at the close of business on February 1, 2010, the record date for the Special Meeting, are entitled to notice of and to vote at the Special Meeting.

        Your vote is important, regardless of the number of Ordinary Shares that you own. The approval of the Merger Agreement requires the affirmative vote of the holders of our Ordinary Shares representing a majority of the Ordinary Shares that are present at the Special Meeting and entitled to vote and that are voted. The proposal to adjourn or postpone the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve the Merger Agreement requires the same approval as the proposal to approve the Merger Agreement.

        If you sign, date and mail your proxy card without indicating how you wish to vote, your vote will be counted (1) as a vote in favor of the approval of the Merger Agreement; (2) as a vote in favor of the proposal to adjourn or postpone the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve the Merger Agreement; and (3) in accordance with the best judgment of the persons appointed as proxies on any other matters properly brought before the Special Meeting for a vote. If you fail to return your signed proxy card or vote in person by ballot at the Special Meeting, or instruct your bank, broker or other nominee how to vote your shares, the effect will be that your Ordinary Shares will not be counted for the purposes of determining whether a quorum is present at the Special Meeting. Your failure to vote, however, will not affect the outcome of the vote on the proposal to approve the Merger Agreement or the proposal to adjourn or postpone the Special Meeting.

        If you are a shareholder of record and attend the Special Meeting and wish to vote in person, you may vote by ballot at the meeting. If you have already returned your proxy card and subsequently choose to attend the Special Meeting, you may revoke your proxy by voting by ballot in person at the Special Meeting. If you hold your shares in "street name" through a bank, broker or other nominee, you should instruct your bank, broker or other nominee how to vote in accordance with the voting instruction card that you will receive from your bank, broker or other nominee.

        Shareholders who do not vote in favor of the approval of the Merger Agreement will have the right to demand the fair value of their Ordinary Shares if the merger with Essilor is completed, but only if they submit a written objection to the Merger to FGX before the vote is taken on the Merger Agreement and they comply with all of the requirements of other relevant laws of the British Virgin Islands, which are summarized in the accompanying proxy statement.

        OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE APPROVAL OF THE MERGER AGREEMENT AND "FOR" ADJOURNING OR POSTPONING THE SPECIAL MEETING, IF NECESSARY OR APPROPRIATE, TO SOLICIT ADDITIONAL PROXIES IF THERE ARE INSUFFICIENT VOTES AT THE TIME OF THE SPECIAL MEETING TO APPROVE THE MERGER AGREEMENT.

        Even if you plan to attend the Special Meeting in person, we request that you sign, date and promptly return the enclosed proxy card in the envelope provided, which requires no postage if mailed in the United States, prior to the Special Meeting to ensure that your Ordinary Shares will be represented at the meeting if you are unable to attend. If you are a shareholder of record, voting by ballot in person at the Special Meeting will revoke any proxy that you previously submitted. If you hold your shares in "street name" through a bank, broker or other nominee, you must obtain from the record holder a "legal proxy" issued in your name in order to vote by ballot in person at the Special Meeting.

        Your prompt attention to these matters is greatly appreciated.

By Order of the Board of Directors,

Jeffrey J. Giguere Executive Vice President, General Counsel and Secretary
Smithfield, Rhode Island
February 1, 2010

        PLEASE DO NOT SEND YOUR SHARE CERTIFICATES WITH YOUR PROXY CARD. IF THE MERGER IS COMPLETED, YOU WILL BE SENT INSTRUCTIONS REGARDING THE SURRENDER OF YOUR SHARE CERTIFICATES.

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SUMMARY

        The following summary highlights selected information from this proxy statement. Accordingly, we encourage you to read carefully this entire proxy statement, its annexes and the documents referred to in this proxy statement. Each item in this summary includes a page reference directing you to a more complete description of that item in this proxy statement.

        Unless we otherwise indicate or unless the context otherwise requires, (1) all references in this proxy statement to "FGX," "we," "our," and "us" refer to FGX International Holdings Limited and its subsidiaries; (2) all references to the "Board of Directors" or the "board" refer to the Board of Directors of FGX; (3) all references to "Essilor" refer to Essilor International; (4) all references to "Merger Sub" refer to 1234 Acquisition Sub Inc.; (5) all references to the "Merger Agreement" refer to the Agreement and Plan of Merger, dated as of December 15, 2009, among Essilor, Merger Sub and FGX, as it may be amended from time to time, a copy of which is attached as Annex A to this proxy statement; and (6) all references to the "Merger" refer to the merger of Merger Sub with and into FGX and the related transactions contemplated by the Merger Agreement.

 The Companies (Page 23)

FGX International Holdings Limited

        FGX is a leading designer and marketer of non-prescription reading glasses and sunglasses with a portfolio of established, highly recognized eyewear brands including Foster Grant®, Magnivision®, Angel™, Gargoyles®, Anarchy®, SolarShield®, PolarEyes® and Corinne McCormack®. FGX also holds licenses for brands such as Ironman, Levi Strauss, Body Glove and Rawlings. FGX's Ordinary Shares are listed on the NASDAQ Global Market under the symbol "FGXI".

Essilor International

        Essilor International (Compagnie Générale d'Optique) is a company incorporated in France, with its headquarters just outside of Paris. It designs, manufactures and customizes corrective lenses to meet each person's unique vision requirements. Through a broad range of lenses, it provides solutions for correcting myopia, hypermetropia, astigmatism and presbyopia to enable people to regain perfect vision. It serves every segment of the ophthalmic lens market with globally recognized brands, such as the Varilux® range of progressive lenses (Varilux Physio®, Varilux® Ipseo® New Edition, Varilux® Panamic®, Varilux Comfort®, Varilux® Ellipse®, etc.), the Crizal® line of anti-reflective, smudge-proof and antistatic lenses and Nikon® lenses and Transitions® variable-tint lenses, under license agreements with Nikon Corporation and Transitions Optical Inc. Essilor is also a leader in lens edging instruments for opticians and prescription laboratories and in vision screening instruments for eyecare professionals, schools, occupational medicine centers, the military and other institutions. Essilor has approximately 35,000 employees and operates worldwide through 15 production sites, 293 lens finishing laboratories and local distribution networks.

1234 Acquisition Sub Inc.

        Merger Sub is a Delaware corporation that is an indirect wholly-owned subsidiary of Essilor. Merger Sub was formed solely for the purpose of entering into the Merger Agreement and consummating the transactions contemplated by the Merger Agreement. It has not conducted any activities to date other than activities incidental to its formation and in connection with the transactions contemplated by the Merger Agreement.

 Purposes and Effects of the Merger; Consideration (Page 44)

        The principal purpose of the Merger is to enable Essilor to acquire all of our Ordinary Shares and to provide our shareholders with the opportunity to receive a cash payment for their Ordinary Shares at a premium over the recent market prices at which our Ordinary Shares traded before the public announcement of the Merger Agreement. If the Merger is completed, you will be entitled to receive $19.75 in cash, without interest and less any applicable withholding taxes, for each Ordinary Share held by you at the effective time of the Merger, unless you have properly exercised dissenters' rights with respect to the Merger.

        Following the completion of the Merger, FGX will become a subsidiary of Essilor and our Ordinary Shares will be delisted from the NASDAQ Global Market, will not be publicly traded and will be deregistered under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

Effects of the Merger Not Being Completed (Page 45)

        If the Merger is not completed for any reason, our shareholders and holders of stock options and restricted stock units will not receive any payment from Essilor for their Ordinary Shares, stock options or restricted stock units. Instead, we will remain a public company and our Ordinary Shares will continue to be listed on the NASDAQ Global Market. If the Merger is not completed, we expect to continue to conduct our business in a manner similar to how it is presently conducted. In such event, the value of our Ordinary Shares would continue to be subject to various risks and opportunities, including the factors described in our past filings with the Securities and Exchange Commission ("SEC"). If the Merger Agreement is terminated under certain circumstances, we may be obligated to pay Essilor a termination fee.

Recommendation of Our Board of Directors (Page 32)

        After careful consideration, our Board of Directors has unanimously approved the Merger Agreement and has found that it is fair to, and in the best interests of, FGX and its shareholders. Our Board of Directors unanimously recommends that you vote "FOR" the approval of the Merger Agreement and "FOR" adjourning or postponing the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve the Merger Agreement.

 Opinion of Our Financial Advisor (Page 38 and Annex B)

        In connection with the Merger, on December 15, 2009, our investment banker, Lazard Frères & Co. LLC ("Lazard"), rendered its oral opinion to our Board of Directors, subsequently confirmed in writing, that, as of such date, and based upon and subject to the assumptions, procedures, factors, qualifications and limitations set forth therein, the merger consideration of $19.75 in cash, without interest, per Ordinary Share to be paid to holders of Ordinary Shares (other than Ordinary Shares (1) owned, directly or indirectly, by Essilor or Merger Sub or any direct or indirect wholly owned subsidiary thereof, (2) held by us as treasury shares or (3) held by holders who duly exercise their right of dissent in relation to the Merger and in accordance with the laws of the British Virgin Islands) in the Merger was fair, from a financial point of view, to such holders.

        The full text of Lazard's written opinion, dated December 15, 2009, which sets forth the assumptions made, procedures followed, factors considered, and qualifications and limitations on the review undertaken by Lazard in connection with its opinion is attached to this proxy statement as Annex B and is incorporated into this proxy statement by reference. You should read Lazard's opinion and the section captioned "The Merger—Opinion of Our Financial Advisor" carefully and in their entirety. Lazard's opinion was directed to our Board of Directors for the information and assistance of the board in connection with its evaluation of the Merger and only addressed the fairness, from a financial point of view, to the holders of Ordinary Shares of the consideration to be paid to the specified holders of Ordinary Shares in the Merger as of the date of Lazard's opinion. Lazard's opinion did not address any other aspect of the Merger and was not intended to and does not constitute a recommendation to any holder of Ordinary Shares as to how such holder should vote or act with respect to the Merger or any matter relating thereto.

 The Special Meeting (Page 19)

Date, Time and Place

        The Special Meeting will be held on Tuesday, March 9, 2010, beginning at 10:00 a.m., local time, at our principal offices, 500 George Washington Highway, Smithfield, Rhode Island 02917.

Purpose

        The purpose of the Special Meeting is for our shareholders to consider and vote upon the following proposals:

  1.
  to approve the Merger Agreement;

  2.
  to approve the adjournment or postponement of the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve the Merger Agreement; and

  3.
  to transact such other business as may properly come before the Special Meeting.

Record Date and Quorum

        You are entitled to vote at the Special Meeting if you owned Ordinary Shares as of the close of business on February 1, 2010, the record date for the Special Meeting. Each Ordinary Share outstanding on the record date entitles the holder to one vote on each matter submitted to our shareholders for approval at the Special Meeting. As of the record date, there were 22,280,522 Ordinary Shares entitled to vote at the Special Meeting. A majority of the Ordinary Shares outstanding and entitled to vote, represented at the Special Meeting in person or by proxy, constitutes a quorum, and a quorum of the holders of our Ordinary Shares must be present for action to be taken at the Special Meeting.

Vote Required

        For us to complete the Merger, shareholders as of the close of business on the record date holding at least a majority of the Ordinary Shares that are present at the Special Meeting and entitled to vote and that are voted must vote "FOR" the approval of the Merger Agreement.

Voting and Proxies

        Any shareholder of record entitled to vote at the Special Meeting may submit a proxy (1) by returning the enclosed proxy card by mail or (2) by voting by ballot in person at the Special Meeting. If you hold your shares in "street name" through a bank, broker or other nominee, you should instruct your bank, broker or other nominee how to vote in accordance with the voting instruction card that you will receive from your bank, broker or other nominee. Your bank, broker or other nominee may provide for proxy submission by telephone or through the Internet. However, your failure to vote will not affect the outcome of the vote on the proposal to approve the Merger Agreement or the proposal to adjourn or postpone the Special Meeting.

        YOU SHOULD NOT SEND YOUR SHARE CERTIFICATES WITH YOUR PROXY CARD. If the Merger is completed, you will be mailed a letter of transmittal with instructions for use in effecting the surrender of your share certificates in exchange for the merger consideration.

Revocability of Proxy

        Proxies received at any time before the Special Meeting and not revoked or superseded before being voted will be voted at the Special Meeting. You have the right to change or revoke your proxy at any time before the vote is taken at the Special Meeting by:

  •
  filing a notice of revocation that is dated a later date than your proxy with our Corporate Secretary at FGX International Holdings Limited, 500 George Washington Highway, Smithfield, RI 02917;

  •
  submitting an executed proxy bearing a later date; or

  •
  voting by ballot in person at the Special Meeting.

        Simply attending the Special Meeting will not constitute revocation of a proxy. To revoke your proxy at the Special Meeting, you must vote by ballot in person at the Special Meeting. If your shares are held in "street name" through a bank, broker or other nominee, you should follow the instructions of your bank, broker or other nominee regarding the revocation or change of proxies. If your bank, broker or other nominee allows you to submit a proxy by telephone or through the Internet, you may be able to change your vote by submitting a new proxy by telephone or through the Internet.

What You Will Receive in the Merger (Page 57)

        If the Merger is completed, each outstanding Ordinary Share (other than shares owned, directly or indirectly, by Essilor or Merger Sub or any of their wholly-owned subsidiaries, by FGX as treasury shares, or by holders who exercise their dissenters' rights) will be converted into the right to receive $19.75 in cash, without interest and less any applicable withholding taxes.

Treatment of Options to Acquire Ordinary Shares (Page 58)

        At the effective time of the Merger, all outstanding options to acquire Ordinary Shares, including those granted pursuant to our Amended and Restated 2004 Key Executive Stock Option Plan and 2007 Incentive Compensation Plan (collectively, the "Incentive Plans") or otherwise, will become fully vested and will be converted into the right to receive an amount in cash (without interest and less any applicable withholding taxes) equal to the product of (1) the number of Ordinary Shares previously subject to each option immediately prior to the effective time of the Merger and (2) the excess of $19.75 over the exercise price per Ordinary Share subject to such option.

Treatment of Restricted Stock Units (Page 58)

        At the effective time of the Merger, each outstanding restricted stock unit granted pursuant to the Incentive Plans or otherwise will be cancelled and converted into the right to receive $19.75 in cash (without interest and less any applicable withholding taxes) for each such restricted stock unit.

Procedure for Receiving the Merger Consideration (Page 57)

        Promptly after the effective time of the Merger, a paying agent designated by Essilor will mail a letter of transmittal and instructions to all shareholders of record. The letter of transmittal and instructions will tell you how to surrender your share certificates in exchange for the merger consideration. YOU SHOULD NOT RETURN ANY SHARE CERTIFICATES THAT YOU HOLD WITH THE ENCLOSED PROXY CARD, AND YOU SHOULD NOT FORWARD YOUR SHARE CERTIFICATES TO THE PAYING AGENT WITHOUT A LETTER OF TRANSMITTAL.

        If you hold your shares in book-entry form—that is, without a share certificate—unless you do not vote in favor of the Merger and you exercise your dissenters' rights under the laws of the British Virgin Islands, the paying agent will automatically send you the merger consideration in exchange for the cancellation of your shares after completion of the Merger so long as you comply with applicable tax certification requirements.

        If your shares are held in "street name" through a bank, broker or other nominee, you may receive instructions from your bank, broker or other nominee as to how to surrender your "street name" shares and receive cash for those shares.

Support Agreements (Page 50)

        In connection with the Merger Agreement, (1) affiliates of Berggruen Holdings Ltd. ("Berggruen Holdings"), our largest shareholder, and (2) each of Alec Taylor, our Chairman and Chief Executive Officer, John H. Flynn, Jr., our President, Anthony Di Paola, our Executive Vice President, Chief Financial Officer and Treasurer, Steven Crellin, our Executive Vice President, Sales, and President, Dioptics Medical Products, Inc., and Jeffrey J. Giguere, our Executive Vice President, General Counsel and Secretary, entered into support agreements with Essilor and Merger Sub. We refer to these entities and persons collectively as the "Support Agreement Parties" and each of these agreements as a "Support Agreement" and collectively as the "Support Agreements." The Support Agreements relate to an aggregate of 7,421,842 Ordinary Shares (excluding stock options and restricted stock units), representing approximately 33% of the Ordinary Shares entitled to vote at the Special Meeting. Jared S. Bluestein, one of our directors, is an executive officer of Berggruen Holdings and may be deemed to have shared investment and voting power over the Ordinary Shares held by Berggruen Holdings.

        Pursuant to the Support Agreements and as more fully described therein, the Support Agreement Parties, among other things, irrevocably and unconditionally agreed, at any meeting of our shareholders (or any adjournment or postponement thereof), and in any action by written consent of our shareholders, to vote all of their Ordinary Shares (1) in favor of the Merger and the approval of the Merger Agreement; (2) against any Company Alternative Proposal (as defined under the caption "The Merger Agreement—No Solicitation of Alternative Transactions"); (3) against any action or agreement that such Support Agreement Party knows would prevent or materially delay completion of the Merger; and (4) against any change in the composition of our Board of Directors.

        Each Support Agreement terminates upon the earliest to occur of (1) the effective time of the Merger, (2) the termination of the Merger Agreement in accordance with its terms and (3) the mutual written consent of Essilor and the applicable Support Agreement Party. Berggruen Holdings is also permitted to terminate its Support Agreement if the Merger Agreement is amended so as to (1) decrease the per share merger consideration or alter the form of the merger consideration so that it is no longer composed entirely of cash; (2) impose any additional conditions to Essilor's or Merger Sub's obligation to consummate the Merger; (3) extend the termination date of the Merger Agreement other than as specifically provided in the Merger Agreement; or (4) modify the provisions of the Merger Agreement related to, among other matters, amendment of the Merger Agreement.

Share Ownership of Our Directors and Executive Officers (Page 21)

        As of January 27, 2010, our directors and executive officers held or were deemed to hold, in the aggregate, 7,449,683 Ordinary Shares (excluding stock options and restricted stock units), representing approximately 33% of the Ordinary Shares entitled to vote at the Special Meeting. Each of our directors and executive officers has informed us that he or she intends to vote all of his or her Ordinary Shares "FOR" the approval of the Merger Agreement and "FOR" the adjournment or postponement of the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve the Merger Agreement.

Interests of Our Directors and Executive Officers in the Merger (Page 46)

        When considering the recommendation by our Board of Directors that our shareholders approve the Merger Agreement, you should be aware that our directors and executive officers may have interests in the Merger that are different from, or in addition to, the interests of our other shareholders. Our Board of Directors was aware of these interests and considered them, among other matters, in unanimously approving the Merger Agreement.

        These interests relate to, or arise from, among other things, (1) the accelerated vesting of equity awards held by our directors and executive officers; (2) amendments to certain executive officer employment agreements to provide for the modification of certain payments and benefits following completion of the Merger; (3) accelerated vesting and payment of amounts under our nonqualified deferred compensation plan; (4) our agreement to reimburse Berggruen Holdings as of the closing of the Merger for certain legal fees related to negotiating and entering into its Support Agreement; and (5) Essilor's agreement to provide our directors and officers with certain rights to indemnification and insurance following the Merger. In addition, on December 23, 2009, the Compensation Committee of our Board of Directors took certain actions with respect to Mr. Taylor to avoid the adverse tax consequences of Sections 280G and 4999 of the Internal Revenue Code of 1986, as amended (the "Code"), that would otherwise have applied to us and to Mr. Taylor.

        All of these additional interests are described in this proxy statement, to the extent material, and, except as described in this proxy statement, such persons have, to our knowledge, no material interest in the Merger apart from those of our shareholders generally.

Financing of the Merger (Page 45)

        Essilor has represented in the Merger Agreement that it has, and will have available at the time of the Merger, cash on hand or amounts readily available to it pursuant to existing credit facilities to pay the merger consideration to our shareholders and to pay all other amounts payable by Essilor, Merger Sub or the surviving corporation in connection with the transactions contemplated by the Merger Agreement. The receipt of financing by Essilor is not a condition to the obligation of Essilor or Merger Sub to complete the Merger.

Merger Agreement (Page 56 and Annex A)

        A copy of the Merger Agreement is attached to this proxy statement as Annex A and a summary of the Merger Agreement is provided beginning on page 56 of this proxy statement. You are encouraged to read carefully the Merger Agreement as it is the legal document that contains the terms and conditions of the Merger.

No Solicitation of Alternative Transactions (Page 64)

        The Merger Agreement contains restrictions on our ability to solicit or engage in discussions or negotiations with a third party regarding an acquisition proposal. Notwithstanding these restrictions, under certain limited circumstances, we may respond to and negotiate an unsolicited acquisition proposal with a third party or terminate the Merger Agreement and enter into an acquisition agreement with a third party, subject to paying Essilor a termination fee.

Conditions to Closing of the Merger (Page 70)

        The obligations of the parties to effect the Merger are subject to the fulfillment (or waiver if permitted under applicable law) of the following conditions:

  •
  the approval of the Merger Agreement by our shareholders;

  •
  the absence of (1) a law or order prohibiting consummation of the Merger or making the Merger illegal, or (2) an instituted or pending action (or action threatened in writing) by a governmental authority seeking to effect certain actions related to antitrust matters; and

  •
  the expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"), and any other applicable competition laws, or the receipt of any required antitrust approval.

        Our obligation to effect the Merger is subject to the satisfaction (or waiver if permitted by applicable law) of each of the following conditions:

  •
  all of the representations and warranties of Essilor and Merger Sub qualified by "Parent Material Adverse Effect" must be true and correct in all respect as of the closing date of the Merger as though made at and as of the closing date (or, in the case of those representations and warranties that are made as of a particular date or period, as of such date or period);

  •
  all of the other representations and warranties of Essilor and Merger Sub must be true and correct, disregarding all "materiality" qualifiers, as of the closing date of the Merger as though made at and as of the closing date (or, in the case of those representations and warranties that are made as of a particular date or period, as of such date or period), except where the failure to be so true and correct would not in the aggregate reasonably be expected to prevent or materially delay or materially impair the ability of Essilor or Merger Sub to consummate the Merger;

  •
  Essilor and Merger Sub must have performed in all material respects all of their obligations and complied with all of their covenants required to be performed or complied with as of the closing of the Merger; and

  •
  the delivery by Essilor of a certificate certifying that the foregoing conditions have been satisfied.

        The obligation of Essilor and Merger Sub to effect the Merger is subject to the satisfaction (or waiver if permitted by applicable law) of each of the following conditions:

  •
  certain of our representations and warranties regarding our capitalization must be true and correct in all material respects as of the closing of the Merger (or, in the case of those representations and warranties that are made as of a particular date or period, as of such date or period);

  •
  our representations and warranties qualified by "Company Material Adverse Effect" must be true and correct in all respect as of the closing date of the Merger as though made at and as of the closing date (or, in the case of those representations and warranties that are made as of a particular date or period, as of such date or period);

  •
  all of our other representations and warranties must be true and correct, disregarding all "materiality" qualifiers, as of the closing date of the Merger as though made at and as of the closing date (or, in the case of those representations and warranties that are made as of a particular date or period, as of such date or period), except where the failure to be so true and correct would not in the aggregate have a Company Material Adverse Effect (as defined under the caption "The Merger Agreement—Company Material Adverse Effect");

  •
  we must have performed in all material respects all of our obligations and complied with all of our covenants required to be performed or complied with as of the closing of the Merger;

  •
  delivery by us of a certificate certifying that the foregoing conditions have been satisfied;

  •
  the absence of a Company Material Adverse Effect since the date of the Merger Agreement; and

  •
  no more than 12% (inclusive of any 10% or greater shareholder) or 7% (exclusive of any 10% or greater shareholder) of the outstanding Ordinary Shares as of the effective time of the Merger shall have exercised dissenters' rights.

Termination of the Merger Agreement (Page 72)

        The Merger Agreement may be terminated as follows:

  •
  by mutual written consent of FGX and Essilor;

  •
  by either FGX or Essilor if:

  •
  the Merger is not completed by September 30, 2010 (subject to Essilor's right to extend this date to December 31, 2010 under certain circumstances);

  •
  any law or order prohibiting the Merger or making the Merger illegal shall have become final and non-appealable; or

  •
  the Merger Agreement is not approved by our shareholders at the Special Meeting;

  •
  by FGX if:

  •
  Essilor breaches or fails to perform in any material respect any of its representations, warranties, covenants or other agreements contained in the Merger Agreement, which breach or failure to perform would result in the failure of a mutual condition or a condition in FGX's favor (subject to a 15 business day cure period, if applicable); or

  •
  prior to our shareholders approving the Merger Agreement, our Board of Directors has concluded that an acquisition proposal from a third party is superior to the Merger (so long as we have complied with the no solicitation provisions of the Merger Agreement and have provided Essilor with notice of such acquisition proposal and six business days to "match" the terms of such acquisition proposal); or

  •
  by Essilor if:

  •
  we breach or fail to perform in any material respect any of our representations, warranties, covenants or other agreements contained in the Merger Agreement, which breach or failure to perform would result in the failure of a mutual condition or a condition in Essilor's favor (subject to a 15 business day cure period, if applicable);

  •
  our Board of Directors (1) changes, withholds, withdraws or modifies its recommendation that our shareholders approve the Merger Agreement or recommends or approves, or proposes to publicly recommend or approve, an acquisition proposal other than the Merger; (2) determines that an acquisition proposal from a third-party is superior to the Merger; (3) provides Essilor with a notice of its intention to terminate the Merger Agreement to accept an acquisition proposal from a third party; (4) fails to publicly affirm its recommendation that our shareholders approve the Merger Agreement or recommend against an acquisition proposal from a third party within 10 business days of Essilor's request to do so; or (5) resolves or otherwise determines to take, or announces an intention to take, any of the foregoing actions; or

  •
  we materially breach the no solicitation provisions of the Merger Agreement so as to result in material harm to Essilor or deprive Essilor of a material benefit of such provisions.

 Termination Fee; Reimbursement of Certain Expenses (Page 73)

        The Merger Agreement obligates us to pay Essilor a termination fee equal to $18,330,425 under the following circumstances:

  •
  if we terminate the Merger Agreement to enter into an agreement in respect of an acquisition proposal with a third party;

  •
  if Essilor terminates the Merger Agreement because

  •
  our Board of Directors (1) changes, withholds, withdraws or modifies its recommendation that our shareholders approve the Merger Agreement or recommends or approves, or proposes to publicly recommend or approve, an acquisition proposal other than the Merger; (2) determines that an acquisition proposal from a third-party is superior to the Merger; (3) provides Essilor with a notice of its intention to terminate the Merger Agreement to accept an acquisition proposal from a third party; (4) fails to publicly affirm its recommendation that our shareholders approve the Merger Agreement or recommend against an acquisition proposal from a third party within 10 business days of Essilor's request to do so; or (5) resolves or otherwise determines to take, or announces an intention to take, any of the foregoing actions; or

  •
  we materially breach the no solicitation provisions of the Merger Agreement so as to result in material harm to Essilor or deprive Essilor of a material benefit of such provisions; or

  •
  if

  •
  an acquisition proposal from a third party is publicly proposed or disclosed by such third party and not irrevocably withdrawn at the time of the Special Meeting or resubmitted within three months after the date of the Special Meeting;

  •
  we or Essilor terminate the Merger Agreement because the Merger has not occurred by September 30, 2010 (or if such date is extended by Essilor, December 31, 2010) or because the Merger Agreement is not approved by our shareholders at the Special Meeting, or Essilor terminates the Merger Agreement because we breach or fail to perform in any material respect any of our representations, warranties, covenants or other agreements contained in the Merger Agreement; and

  •
  within one year after the Merger Agreement is terminated, we enter into a definitive agreement with a third party providing for a transaction meeting certain requirements (generally, a merger or other business combination or an acquisition of more than 35% of our Ordinary Shares), whether or not such agreement is with the third party who made the acquisition proposal referred to above.

        If Essilor terminates the Merger Agreement because we breach or fail to perform in any material respect any of our representations, warranties, covenants or other agreements contained in the Merger Agreement (other than for a termination in respect of a breach of a representation or warranty occurring after (and not as of) the date of the Merger Agreement based on facts, events or circumstances occurring after (and not as of or prior to) the date of the Merger Agreement), then we must reimburse Essilor for up to $2 million of its reasonable and documented out-of-pocket expenses, fees and costs incurred in connection with the Merger. If Essilor receives a "second request" pursuant to the HSR Act, then we must reimburse Essilor for up to $5 million of such expenses, fees and costs in connection with such termination. If we reimburse any of Essilor's expenses and the termination fee described above thereafter becomes payable, the amount of the termination fee will be reduced by the amount of the expenses paid to Essilor.

 Regulatory and Other Governmental Approvals (Page 52)

        The HSR Act provides that transactions such as the Merger may not be completed until certain information has been submitted to the Federal Trade Commission ("FTC") and the Antitrust Division of the U.S. Department of Justice ("DOJ"), and until a 30-day statutory waiting period has expired or been terminated. We and Essilor filed our respective Notification and Report Forms required by the HSR Act with the FTC and DOJ on January 13, 2010 and we both requested early termination of the waiting period. As of the date of this proxy statement, the parties have not yet been notified as to whether the request for early termination of the waiting period has been granted. Other than the filing under the HSR Act, neither we nor Essilor are aware of any regulatory approvals required to be obtained, or waiting periods to expire, to complete the Merger. If the parties discover that other approvals or waiting periods are necessary, they will seek to obtain or comply with them. However, we cannot assure you that all regulatory approvals will be obtained.

        Pursuant to the Merger Agreement, Essilor is not required to divest assets, terminate contractual rights or obligations or restructure the business of FGX or Essilor or their respective subsidiaries or agree to any other condition imposed by a regulatory authority. See the section captioned "The Merger Agreement—Reasonable Best Efforts; Antitrust Matters." Accordingly, even if the Merger Agreement is approved by our shareholders, conditions may be placed on regulatory approvals that could result in either us or Essilor abandoning the Merger.

Material U.S. Federal Income Tax Consequences (Page 50)

        The Merger will be a taxable transaction to you if you are a "U.S. holder" (as defined under the caption "The Merger—Material U.S. Federal Income Tax Consequences") pursuant to which you generally will recognize gain or loss upon the receipt of cash in exchange for your Ordinary Shares measured by the difference, if any, between the cash you receive in the Merger and your adjusted tax basis in your Ordinary Shares. You should consult your tax advisor as to the particular tax consequences of the Merger to you, including the federal, state, local and/or non-U.S. tax consequences.

Dissenters' Rights of Appraisal (Page 77 and Annex C)

        Section 179 of the BVI Business Companies Act, 2004 (the "BC Act") provides you, as a shareholder, with the right to dissent from the proposal to approve the Merger Agreement and with appraisal rights in relation to the value of your Ordinary Shares in the context of the Merger. This means that you are entitled to have the fair value of your shares determined by FGX or, if you and FGX do not agree on what constitutes fair value in these circumstances, by a committee of three appraisers and to receive payment based on that valuation. The ultimate amount that you receive for your Ordinary Shares as a dissenting shareholder in an appraisal proceeding may be more or less than, or the same as, the amount that you would have received under the Merger Agreement. Your failure to follow exactly the procedures specified under the laws of the British Virgin Islands will result in the loss of your dissenters' rights. See the section captioned "Dissenters' Rights of Appraisal" on page 77 and Annex C.

        If, at any time between the time a shareholder provides notice of his, her or its election to dissent to FGX and before the time that the vote is taken to approve the Merger Agreement, a shareholder wishes to discontinue the exercise of his, her or its right to dissent under the BC Act and to receive the merger consideration in respect of each of such shareholder's Ordinary Shares, such shareholder must provide written confirmation to FGX of the revocation of the notice of written objection sent by such shareholder to FGX.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING AND THE MERGER

        The following questions and answers are intended to address briefly some commonly asked questions regarding the Special Meeting, the Merger Agreement and the Merger. These questions and answers may not address all questions that may be important to you as a shareholder. Please refer to the section captioned "Summary" and the more detailed information contained elsewhere in this proxy statement, the annexes to this proxy statement and the documents referred to or incorporated by reference in this proxy statement. See the section captioned "Where You Can Find More Information."

Q:    What am I being asked to vote on?

A:
You are being asked to approve the Merger Agreement, which provides for the acquisition of FGX by Essilor. Once the Merger Agreement has been approved by our shareholders and the other closing conditions under the Merger Agreement have been satisfied or waived, Merger Sub, an indirect wholly-owned subsidiary of Essilor, will merge with and into FGX. FGX will be the surviving corporation in the Merger and will become an indirect wholly-owned subsidiary of Essilor. You are also being asked to vote to adjourn or postpone the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve the Merger Agreement. This proxy statement contains important information about the Merger and the Special Meeting and you should read this proxy statement carefully and in its entirety.

  Your vote is very important. Please sign, date and return the enclosed proxy card in the envelope provided, which requires no postage if mailed in the United States. Your prompt vote is appreciated.

Q:    Why am I receiving these materials?

A:
You are a shareholder of FGX and as such, our Board of Directors wants you to vote at the Special Meeting. In order to complete the Merger, our shareholders must approve the Merger Agreement. The enclosed proxy card allows you to vote your Ordinary Shares without attending the Special Meeting. For a more complete description of the Special Meeting, see the section captioned "The Special Meeting."

Q:    What will I receive in the Merger?

A:
Upon completion of the Merger, you will be entitled to receive $19.75 in cash, without interest and less any applicable withholding taxes, for each Ordinary Share that you own at the effective time of the Merger, unless you have exercised your dissenters' rights with respect to the Merger. For example, if you own 100 Ordinary Shares at the effective time, you will receive $1,975 in cash (without interest and less any applicable withholding taxes) in connection with the cancellation of your Ordinary Shares as part of the Merger. You will not own any shares in FGX or the surviving corporation following the Merger. For a more complete description of what FGX's shareholders and holders of stock options and restricted stock units will receive in the Merger, see the section captioned "The Merger—Purposes and Effects of the Merger; Consideration."

Q:    What will happen if the Merger is not approved by FGX's shareholders or is not completed for any other reason?

A:
If the Merger is not completed for any reason, our shareholders and holders of stock options and restricted stock units will not receive any payment from Essilor for their Ordinary Shares, stock options or restricted stock units. Instead, we will remain a public company and our Ordinary Shares will continue to be listed on the NASDAQ Global Market. If the Merger is not completed, we expect to continue to conduct our business in a manner similar to how it is presently conducted. In such event, the value of our Ordinary Shares would continue to be subject to various risks and opportunities, including the factors described in our past filings with the SEC. If the Merger Agreement is terminated under certain circumstances, we may be obligated to pay Essilor a termination fee.

Q:    When and where is the Special Meeting?

A:
The Special Meeting will be held on Tuesday, March 9, 2010, beginning at 10:00 a.m., local time, at our principal offices, 500 George Washington Highway, Smithfield, Rhode Island 02917.

Q:    Who is entitled to vote?

A:
Shareholders as of the close of business on February 1, 2010, the record date for the Special Meeting, are entitled to receive notice of, attend and vote at the Special Meeting. On the record date, 22,280,522 Ordinary Shares were entitled to vote. You may vote all of the Ordinary Shares that you owned as of the record date and you are entitled to one vote per share.

Q:    What is a quorum?

A:
A quorum of the holders of our Ordinary Shares must be present for action to be taken at the Special Meeting. A quorum is present if a majority of the Ordinary Shares outstanding and entitled to vote are present in person or represented by proxy at the Special Meeting. Abstentions and "broker non-votes" are counted as present for the purpose of determining whether a quorum is present.

Q:    Is it important for me to vote?

A:
Yes. We cannot complete the Merger if we do not have a quorum at the Special Meeting and the Merger Agreement is not approved by the affirmative vote of shareholders holding at least a majority of the Ordinary Shares that are present at the Special Meeting and entitled to vote and that are voted.

Q:    How does the Board of Directors recommend that I vote on the proposals?

A:
Our Board of Directors recommends that you vote:

•
"FOR" the approval of the Merger Agreement; and

•
"FOR" adjourning or postponing the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve the Merger Agreement.

Q:    Have any of FGX's shareholders committed to vote in favor of the approval of the Merger Agreement?

A:
Yes. Affiliates of Berggruen Holdings, our largest shareholder, and certain of our executive officers have entered into the Support Agreements with Essilor and Merger Sub pursuant to which they have agreed, among other things, to vote all of their Ordinary Shares in favor of the approval of the Merger Agreement. Collectively, the Support Agreement Parties hold 7,421,842 Ordinary Shares (excluding stock options and restricted stock units), representing approximately 33% of the Ordinary Shares entitled to vote at the Special Meeting. Mr. Bluestein, one of our directors, is an executive officer of Berggruen Holdings and may be deemed to have shared investment and voting power over the Ordinary Shares held by Berggruen Holdings. See the section captioned "The Merger—Support Agreements."

Q:    How are votes counted? What vote is required to approve the proposals?

A:
For each proposal, you may vote "FOR," "AGAINST" or "ABSTAIN." Abstentions will not count as votes cast on either proposal, but will count for the purpose of determining whether a quorum is present. Shareholders as of the close of business on the record date holding at least a majority of the Ordinary Shares that are present at the Special Meeting and entitled to vote and that are voted must vote "FOR" the approval of the Merger Agreement for us to complete the Merger. The proposal to adjourn or postpone the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve the Merger Agreement requires the same approval as the vote on the Merger Agreement. If you "ABSTAIN" with respect to either proposal, it will have no effect on the vote for either proposal. Your failure to vote will not affect the outcome of the vote on the proposal to approve the Merger Agreement or the proposal to adjourn or postpone the Special Meeting.

  If you sign your proxy card without indicating your vote, your shares will be voted (1) "FOR" the approval of the Merger Agreement; (2) "FOR" adjourning or postponing the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve the Merger Agreement; and (3) in accordance with the best judgment of the persons appointed as proxies on any other matters properly brought before the Special Meeting for a vote.

  A "broker non-vote" generally occurs when a broker, bank or other nominee holding shares on your behalf does not vote on a proposal because the nominee has not received your voting instructions and lacks discretionary power to vote the shares. Broker non-votes will not count as votes cast on either proposal, but will be counted for the purpose of determining whether a quorum is present. As a result, broker non-votes will have no effect on the vote for either proposal.

Q:    How do I vote without attending the Special Meeting?

A:
Any shareholder of record entitled to vote at the Special Meeting may submit a proxy by returning the enclosed proxy card by mail.

  If you hold your shares in "street name" through a bank, broker or other nominee, you should instruct your bank, broker or other nominee how to vote in accordance with the voting instruction card that you will receive from your bank, broker or other nominee.

Q:    How do I vote in person at the Special Meeting?

A:
If you are a shareholder of record, you may attend the Special Meeting and vote your shares by ballot in person at the Special Meeting. Even if you plan to attend the Special Meeting, we recommend that you vote your shares in advance as described above so that your vote will be counted even if you later decide not to attend the Special Meeting.

  If you hold your shares in "street name" through a bank, broker or other nominee, you may vote those shares by ballot in person at the Special Meeting only if you obtain and bring with you a "legal proxy" from the record holder issued in your name. To do this, you should contact your bank, broker or other nominee.

Q:    Can I change my vote?

A:
Yes. You have the right to change or revoke your proxy at any time before the vote is taken at the Special Meeting by:

•
filing a notice of revocation that is dated a later date than your proxy with our Corporate Secretary at FGX International Holdings Limited, 500 George Washington Highway, Smithfield, RI 02917;

•
submitting an executed proxy bearing a later date; or

•
voting by ballot in person at the Special Meeting.

  Simply attending the Special Meeting will not constitute revocation of a proxy. To revoke your proxy at the Special Meeting, you must vote by ballot in person at the Special Meeting. If your shares are held in "street name" through a bank, broker or other nominee, you should follow the instructions of your bank, broker or other nominee regarding the revocation or change of proxies. If your bank, broker or other nominee allows you to submit a proxy by telephone or through the Internet, you may be able to change your vote by submitting a new proxy by telephone or through the Internet.

Q:
If my shares are held in "street name" through a bank, broker or other nominee, will my bank, broker or other nominee vote my shares for me?

A:
Yes, but only if you provide instructions to your bank, broker or other nominee on how to vote. You should follow the directions provided by your bank, broker or other nominee regarding how to instruct your bank, broker or other nominee to vote your shares. Without those instructions, your shares will not be voted.

Q:    What does it mean if I receive more than one proxy card?

A:
If you have Ordinary Shares that are registered differently and are in more than one account, you will receive more than one proxy card. Sign, date and return each of the proxy cards that you receive to ensure that all of your shares are voted.

Q:    What happens if I sell my Ordinary Shares before the Special Meeting?

A:
The record date of the Special Meeting is earlier than the date of the Special Meeting and the date that the Merger is expected to be completed. If you transfer your Ordinary Shares after the record date but before the Special Meeting, you will retain your right to vote at the meeting, but will have transferred the right to receive the merger consideration to be received by our shareholders in the Merger to the person to whom you transfer your shares (so long as such person owns the shares when the Merger is completed). In such case, your vote is still very important and you are encouraged to vote. In order to receive the merger consideration, you must hold your shares through completion of the Merger.

Q:    Can I exercise dissenters' rights instead of receiving the merger consideration for my shares?

A:
Yes. As a holder of Ordinary Shares, you are entitled to dissenters' rights under the laws of the British Virgin Islands in connection with the Merger if you meet certain conditions. In order to exercise your dissenters' rights, you must exactly follow the procedures specified under British Virgin Islands law. Under these dissenters' rights, you as a shareholder have appraisal rights in relation to the value of your Ordinary Shares in the context of the Merger. This means that you are entitled to have the fair value of your Ordinary Shares determined by FGX or, if you and FGX do not agree on what constitutes fair value in these circumstances, by a committee of three appraisers and to receive payment based on that valuation. See the section captioned "Dissenters' Rights of Appraisal" and Annex C.

Q:    Will the Merger be taxable to me?

A:
The receipt of cash in exchange for your Ordinary Shares pursuant to the Merger will be a taxable transaction to U.S. shareholders for U.S. federal income tax purposes, and may also be a taxable transaction under applicable state, local or foreign income or other tax laws. Generally, for U.S. federal income tax purposes, a U.S. shareholder will recognize gain or loss equal to the difference between the amount of cash received by that shareholder in the Merger and that shareholder's adjusted tax basis in the shares exchanged for cash in the Merger. Because individual circumstances may differ, we recommend that you consult your tax advisor to determine the particular tax effects to you. See the section captioned "The Merger—Material U.S. Federal Income Tax Consequences."

Q:    After the Merger is completed, how will I receive the merger consideration for my shares?

A:
Promptly after the effective time of the Merger, a paying agent designated by Essilor will mail a letter of transmittal and instructions to all shareholders of record. The letter of transmittal and instructions will tell you how to surrender your share certificates in exchange for the merger consideration. You will receive cash for your shares from the paying agent after you comply with these instructions.

  If you hold your shares in book-entry form—that is, without a share certificate—unless you do not vote in favor of the Merger and you perfect your dissenters' rights under the BC Act, the paying agent will automatically send you the per share amount in cash in exchange for the cancellation of your shares after completion of the Merger so long as you comply with applicable tax certification requirements.

  If your Ordinary Shares are held in "street name" through a bank, broker or other nominee, you may receive instructions from your bank, broker or other nominee as to how to surrender your "street name" shares and receive cash for those shares.

Q:    Should I send in my share certificates now?

A:
No. Assuming the Merger is completed, you will receive a letter of transmittal with instructions informing you how to send your share certificates to the paying agent in order to receive the merger consideration. You should use the letter of transmittal to exchange your share certificates for the merger consideration. YOU SHOULD NOT RETURN YOUR SHARE CERTIFICATES WITH THE ENCLOSED PROXY CARD, AND YOU SHOULD NOT FORWARD YOUR SHARE CERTIFICATES TO THE PAYING AGENT UNLESS THEY ARE ACCOMPANIED BY AN EXECUTED LETTER OF TRANSMITTAL.

Q:    How will FGX's stock options be treated in the Merger?

A:
At the effective time of the Merger, all outstanding options to acquire Ordinary Shares, including those granted pursuant to the Incentive Plans or otherwise, will become fully vested and will be converted into the right to receive an amount in cash (without interest and less any applicable withholding taxes) equal to the product of (1) the number of Ordinary Shares previously subject to each option immediately prior to the effective time of the Merger and (2) the excess of $19.75 over the exercise price per Ordinary Share subject to such option.

Q:    How will FGX's restricted stock units be treated in the Merger?

A:
At the effective time of the Merger, each outstanding restricted stock unit granted pursuant to the Incentive Plans or otherwise will be cancelled and converted into the right to receive $19.75 in cash (without interest and less any applicable withholding taxes) for each such restricted stock unit.

Q:    Is the receipt of financing by Essilor a condition to the Merger?

A:
No. Essilor has represented in the Merger Agreement that it has, and will have available at the time of the Merger, cash on hand or amounts readily available to it pursuant to existing credit facilities to pay the merger consideration to our shareholders and to pay all other amounts payable by Essilor, Merger Sub or the surviving corporation in connection with the closing of the transactions contemplated by the Merger Agreement. The receipt of financing by Essilor is not a condition to the obligation of Essilor or Merger Sub to complete the Merger.

Q:    What governmental and regulatory approvals are required?

A:
Under the HSR Act, transactions such as the Merger cannot be completed until notifications have been filed and certain information has been furnished to the FTC and the DOJ, and until a 30-day statutory waiting period has expired or been terminated. We and Essilor filed our respective Notification and Report Forms with the FTC and DOJ on January 13, 2010 and we both requested early termination of the waiting period. As of the date of this proxy statement, the parties have not yet been notified as to whether the request for early termination of the waiting period has been granted. Other than the filing under the HSR Act, neither we nor Essilor are aware of any regulatory approvals required to be obtained, or waiting periods to expire, to complete the Merger. If the parties discover that other approvals or waiting periods are necessary, they will seek to obtain or comply with them. However, we cannot assure you that all regulatory approvals will be obtained.

  Pursuant to the Merger Agreement, Essilor is not required to divest assets, terminate contractual rights or obligations or restructure the business of FGX or Essilor or their respective subsidiaries or agree to any other condition imposed by a regulatory authority. See the section captioned "The Merger Agreement—Reasonable Best Efforts; Antitrust Matters." Accordingly, even if the Merger Agreement is approved by our shareholders, conditions may be placed on regulatory approvals that could result in either us or Essilor abandoning the Merger.

Q:    When is the Merger expected to be completed?

A:
If the Merger Agreement is approved by our shareholders, we expect to complete the Merger as soon as reasonably practicable after all of the closing conditions in the Merger Agreement have been satisfied or waived. We currently anticipate that the Merger will be completed in the first quarter of 2010, subject to the satisfaction or waiver of all closing conditions. The exact timing of the completion of the Merger, however, cannot be predicted. See the sections captioned "The Merger Agreement—Effective Time; Closing" and "The Merger Agreement—Conditions to Closing."

Q:    How will I know the Merger has occurred?

A:
If the Merger occurs, FGX and/or Essilor will promptly make a public announcement of this fact.

Q:    What effects will the Merger have on FGX?

A:
Upon consummation of the Merger, we will cease to be a publicly-traded company and will be wholly-owned by Essilor. You will no longer have any interest in our future earnings or growth.

  Following consummation of the Merger, the registration of our Ordinary Shares and our reporting obligations with respect to our Ordinary Shares under the Exchange Act will be terminated upon application to the SEC. In addition, upon completion of the Merger, our Ordinary Shares will no longer be listed on the NASDAQ Global Market.

Q:    Who will bear the cost of this solicitation?

A:
This proxy solicitation is being made and paid for by us on behalf of our Board of Directors. The initial solicitation of proxies by mail may be supplemented by telephone, fax, e-mail, Internet and personal solicitation by our directors, officers or other regular employees. No additional compensation for soliciting proxies will be paid to our directors, officers or other regular employees for their proxy solicitation efforts. We will also request banks, brokers and other nominees to forward proxy solicitation material to the beneficial owners of Ordinary Shares that the banks, brokers and nominees hold of record. Upon request, we will reimburse them for their reasonable out-of-pocket expenses.

Q:    Will a proxy solicitor be used?

A:
Yes. We have retained Morrow & Co., LLC ("Morrow") to assist us in the solicitation of proxies for the Special Meeting. We will pay Morrow a fee of $7,500 for such assistance, and we will reimburse them for reasonable out-of-pocket expenses incurred in connection with the solicitation.

Q:    Who can help answer my other questions?

A:
If you have more questions about the Special Meeting or the Merger, you should contact Morrow, our proxy solicitor, as follows:

Morrow & Co., LLC
470 West Avenue
Stamford, CT 06902
Shareholders Call Toll Free: 800-607-0088
Banks and Brokers Call Collect: 203-658-9400

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING INFORMATION

        This proxy statement, and the documents to which we refer you in this proxy statement, contain forward-looking statements based on estimates and assumptions. These include, but are not limited to, statements about our expectations, hopes, beliefs, intentions or strategies regarding the future, as well as statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions. They may refer, without limitation, to retail and brand initiatives, upcoming product releases, operational improvements, market growth or acceptance of our products, and future revenue, costs, results of operations, or profitability. The words "anticipate," "believe," "continue," "could," "estimate," "expect," "intend," "may," "might," "plan," "possible," "potential," "predict," "project," "should," "would" and similar expressions may, but are not necessary to, identify forward-looking statements.

        The forward-looking statements contained or incorporated by reference in this proxy statement are based on our current expectations, beliefs and assumptions concerning future developments and their potential effects on us and speak only as of the date of this proxy statement. There can be no assurance that future developments affecting us will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other factors that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described or referred to under the section captioned "Risk Factors" in our Annual Report on Form 10-K for the fiscal year ended January 3, 2009. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable law.

THE SPECIAL MEETING

Date, Time and Place

        The Special Meeting will be held on Tuesday, March 9, 2010, beginning at 10:00 a.m., local time, at our principal offices, 500 George Washington Highway, Smithfield, Rhode Island 02917.

Purpose

        The purpose of the Special Meeting is for our shareholders to consider and vote upon the following proposals:

  1.
  to approve the Merger Agreement;

  2.
  to approve the adjournment or postponement of the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve the Merger Agreement; and

  3.
  to transact such other business as may properly come before the Special Meeting.

        A copy of the Merger Agreement is attached to this proxy statement as Annex A.

Record Date, Quorum and Voting Power

        The holders of record of our Ordinary Shares as of the close of business on February 1, 2010, the record date, are entitled to receive notice of and to vote at the Special Meeting. As of the record date, there were 22,280,522 Ordinary Shares entitled to vote at the Special Meeting.

        Each Ordinary Share outstanding on the record date entitles the holder to one vote on each matter submitted to shareholders for approval at the Special Meeting.

        A quorum of the holders of our Ordinary Shares must be present for action to be taken at the Special Meeting. A majority of the Ordinary Shares outstanding and entitled to vote, represented in person or by proxy at the Special Meeting, constitutes a quorum. Once a share is represented at the Special Meeting, it will be counted for the purpose of determining a quorum at the Special Meeting and any adjournment or postponement of the meeting. However, if a new record date is set for the adjourned meeting, then a new quorum will need to be established at the reconvened meeting.

Required Vote

        For us to complete the Merger, shareholders as of the close of business on the record date holding at least a majority of the Ordinary Shares that are present at the Special Meeting and entitled to vote and that are voted must vote "FOR" the approval of the Merger Agreement. The proposal to adjourn or postpone the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve the Merger Agreement requires the same approval as the vote on the Merger Agreement.

Effects of Abstentions and Broker Non-Votes

        For each of the proposals to be considered and voted upon at the Special Meeting, you may vote "FOR," "AGAINST" or "ABSTAIN." Ordinary Shares voted as abstentions will be counted for purposes of determining the presence of a quorum at the Special Meeting but will be treated as unvoted, although present and entitled to vote, for purposes of determining whether a proposal is approved. As a result, votes of "ABSTAIN" will have no effect on the votes for either proposal, other than to help ensure that a quorum is present.

        Under the rules of the New York Stock Exchange, brokers who hold shares in "street name" for customers have the authority to vote on "routine" proposals when they have not received instructions from beneficial owners. However, brokers are precluded from exercising their voting discretion with respect to approving non-routine matters such as the proposal to approve the Merger Agreement and the proposal to adjourn or postpone the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve the Merger Agreement. As a result, absent specific instructions from the beneficial owner of such shares, brokers are not empowered to vote those shares, which are referred to generally as "broker non-votes." These "broker non-votes," if any, will be counted for purposes of determining a quorum but will have no effect on the vote for either proposal.

        If your shares are held in "street name" through a bank, broker or other nominee, you should instruct your bank, broker or other nominee how to vote in accordance with the voting instruction card that you will receive from your bank, broker or other nominee. If you have not received such voting instructions or require further information regarding such voting instructions, contact your, bank, broker or other nominee and it can give you directions on how to vote your shares. Your bank, broker or other nominee may provide for proxy submission by telephone or through the Internet.

Proxies; Revocation

        Any shareholder of record entitled to vote at the Special Meeting may submit a proxy (1) by returning the enclosed proxy card by mail or (2) by voting by ballot in person at the Special Meeting. If you hold your shares in "street name" through a bank, broker or other nominee, you should instruct your bank, broker or other nominee how to vote in accordance with the voting instruction card that you will receive from your bank, broker or other nominee. The failure of any shareholder to submit a signed proxy card or to vote in person by ballot at the Special Meeting, or to instruct your bank, broker or other nominee how to vote your shares, will have no effect on the vote for either proposal.

        If you vote your Ordinary Shares by signing a proxy card, your shares will be voted at the Special Meeting in accordance with the instructions given. If no instructions are indicated on your signed proxy card, your shares will be voted (1) "FOR" the approval of the Merger Agreement, (2) "FOR" adjourning or postponing the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve the Merger Agreement, and (3) in accordance with the best judgment of the persons appointed as proxies on any other matters properly brought before the Special Meeting for a vote.

        Proxies received at any time before the Special Meeting and not revoked or superseded before being voted will be voted at the meeting. You have the right to change or revoke your proxy at any time before the vote is taken at the Special Meeting by:

  •
  filing a notice of revocation that is dated a later date than your proxy with our Corporate Secretary at FGX International Holdings Limited, 500 George Washington Highway, Smithfield, RI 02917;

  •
  submitting an executed proxy bearing a later date; or

  •
  voting by ballot in person at the Special Meeting.

        Simply attending the Special Meeting will not constitute revocation of a proxy. To revoke your proxy at the Special Meeting, you must vote by ballot in person at the Special Meeting. If your shares are held in "street name" through a bank, broker or other nominee, you should follow the instructions of your bank, broker or other nominee regarding the revocation or change of proxies. If your bank, broker or other nominee allows you to submit a proxy by telephone or through the Internet, you may be able to change your vote by submitting a new proxy by telephone or through the Internet.

        YOU SHOULD NOT SEND YOUR SHARE CERTIFICATES WITH YOUR PROXY CARD. If the Merger is completed, shareholders of record will be mailed a letter of transmittal following the completion of the Merger with instructions for use in effecting the surrender of certificates in exchange for the merger consideration.

Adjournments and Postponements

        Although it is not currently expected, the Special Meeting may be adjourned or postponed for the purpose of soliciting additional proxies. Any adjournment may be made without notice, other than by an announcement made at the Special Meeting. A majority of the Ordinary Shares present in person or represented by proxy at the Special Meeting and entitled to vote and that are voted may adjourn the Special Meeting, whether or not a quorum is present. Any adjournment or postponement of the Special Meeting for the purpose of soliciting additional proxies will allow the shareholders who have already sent in their proxies to revoke them prior to their use at the Special Meeting, reconvened following such adjournment or postponement, in the manner described above.

If You Plan to Attend the Special Meeting

        Attendance at the Special Meeting will be limited to shareholders as of the record date. Each shareholder may be asked to present valid picture identification, such as a driver's license or passport. Shareholders holding their Ordinary Shares in brokerage accounts or by a bank or other nominee may be required to show a brokerage statement or account statement reflecting share ownership as of the record date. Cameras, recording devices and other electronic devices will not be permitted at the Special Meeting. You may contact our Investor Relations Department at (401) 231-3800 for directions to the Special Meeting.

Expenses of Proxy Solicitation

        This proxy solicitation is being made and paid for by us on behalf of our Board of Directors. In addition, we have retained Morrow to assist in the solicitation. We will pay Morrow a fee of $7,500 for such assistance and we will reimburse them for reasonable out-of-pocket expenses incurred in connection with the solicitation. The initial solicitation of proxies by mail may be supplemented by telephone, fax, e-mail, Internet and personal solicitation by our directors, officers or other regular employees. No additional compensation for soliciting proxies will be paid to our directors, officers or other regular employees for their proxy solicitation efforts. We will also request banks, brokers and other nominees to forward proxy solicitation material to the beneficial owners of Ordinary Shares that the banks, brokers and nominees hold of record. Upon request, we will reimburse them for their reasonable out-of-pocket expenses.

Share Ownership of Our Directors and Executive Officers

        As of January 27, 2010, our directors and executive officers held or were deemed to hold, in the aggregate, 7,449,683 Ordinary Shares (excluding stock options and restricted stock units), representing approximately 33% of the Ordinary Shares entitled to vote at the Special Meeting. Each of our directors and executive officers has informed us that he or she intends to vote all of his or her Ordinary Shares "FOR" the approval of the Merger Agreement and "FOR" the adjournment or postponement of the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve the Merger Agreement. In addition, see the section captioned "The Merger—Support Agreements" for additional information about agreements between Essilor and our largest shareholder and certain of our executive officers related to the voting of their Ordinary Shares at the Special Meeting.

 Other Matters

        We do not expect that any matter other than the proposal to approve the Merger Agreement and the proposal to adjourn or postpone the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve the Merger Agreement will be brought before the meeting. If, however, another matter is properly presented at the Special Meeting or any adjournment or postponement of the Special Meeting, the persons appointed as proxies will vote the shares for which they hold proxies in accordance with their best judgment.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on March 9, 2010

        The proxy statement is available at http://phx.corporate-ir.net/phoenix.zhtml?c=197697&p=proxy.

Questions and Additional Information

        If you have additional questions about the Merger, need assistance in submitting your proxy or voting your Ordinary Shares, or need additional copies of this proxy statement or the enclosed proxy card, please contact Morrow, our proxy solicitor, as follows:

Morrow & Co., LLC
470 West Avenue
Stamford, CT 06902
Shareholders Call Toll Free: 800-607-0088
Banks and Brokers Call Collect: 203-658-9400

THE COMPANIES

FGX International Holdings Limited
500 George Washington Highway
Smithfield, RI 02917
Telephone: (401) 231-3800

        We are a leading designer and marketer of non-prescription reading glasses and sunglasses with a portfolio of established, highly recognized eyewear brands including Foster Grant®, Magnivision®, Angel™, Gargoyles®, Anarchy®, SolarShield®, PolarEyes® and Corinne McCormack®. We also hold licenses for brands such as Ironman, Levi Strauss, Body Glove and Rawlings. Based in Smithfield, Rhode Island, we have approximately 450 full time and 2,400 part time employees. Additional offices are located in San Luis Obispo, California; New York, New York; Toronto, Canada; Stoke-on-Trent, England; Mexico City, Mexico; and Shenzhen, China. Our Ordinary Shares are listed on the NASDAQ Global Market under the symbol "FGXI".

Essilor International (Compagnie Générale d'Optique)
147 rue de Paris
94227 Charenton-le-Pont
France
Telephone: +33 1 4977 4450

        Essilor International (Compagnie Générale d'Optique) is a company incorporated in France, with its headquarters just outside of Paris. It designs, manufactures and customizes corrective lenses to meet each person's unique vision requirements. Through a broad range of lenses, it provides solutions for correcting myopia, hypermetropia, astigmatism and presbyopia to enable people to regain perfect vision. It serves every segment of the ophthalmic lens market with globally recognized brands, such as the Varilux® range of progressive lenses (Varilux Physio®, Varilux® Ipseo® New Edition, Varilux® Panamic®, Varilux Comfort®, Varilux® Ellipse®, etc.), the Crizal® line of anti-reflective, smudge-proof and antistatic lenses and Nikon® lenses and Transitions® variable-tint lenses, under license agreements with Nikon Corporation and Transitions Optical Inc. Essilor is also a leader in lens edging instruments for opticians and prescription laboratories and in vision screening instruments for eyecare professionals, schools, occupational medicine centers, the military and other institutions. Essilor has approximately 35,000 employees and operates worldwide through 15 production sites, 293 lens finishing laboratories and local distribution networks.

1234 Acquisition Sub Inc.
c/o Essilor International
147 rue de Paris
94227 Charenton-le-Pont
France
Telephone: +33 1 4977 4450

        Merger Sub is a Delaware corporation that is an indirect wholly-owned subsidiary of Essilor. Merger Sub was formed solely for the purpose of entering into the Merger Agreement and consummating the transactions contemplated by the Merger Agreement. It has not conducted any activities to date other than activities incidental to its formation and in connection with the transactions contemplated by the Merger Agreement.

THE MERGER

        The following is a description of the material aspects of the Merger and is qualified in its entirety by the Merger Agreement, a copy of which is attached to this proxy statement as Annex A. Although we believe that the following description addresses the material terms of the Merger, the description may not contain all of the information that is important to you. We encourage you to read carefully this entire proxy statement, including the Merger Agreement, for a more complete understanding of the Merger.

 Background of the Merger

        Our Board of Directors regularly evaluates our strategic direction and ongoing business plans with a view toward strengthening our core businesses and enhancing shareholder value. As part of its ongoing evaluation of FGX, the board has from time to time considered a variety of strategic alternatives, including continuation of our current business plan, potential expansion opportunities into new business lines through acquisitions and combinations of FGX with other businesses.

        In early September 2008, at the request of Essilor, members of Essilor management, including Eric Thoreux, Essilor's Corporate Senior Vice President, Strategic Marketing and a member of its Executive Committee, met with members of FGX management, including Alec Taylor, our Chairman and Chief Executive Officer, at our headquarters in Smithfield, Rhode Island to discuss their companies generally and ways in which the two companies might be able to work together in the future. As both companies are participants in the ophthalmic market generally, FGX management was aware of Essilor but had not previously considered business opportunities involving Essilor. During this meeting, Essilor noted FGX's strength in, and understanding of, the U.S. retail market, along with the worldwide need to treat presbyopia other than with prescription lenses. Essilor also expressed a possible interest in an acquisition of FGX.

        In late October 2008, Mr. Thoreux called Mr. Taylor to request access to nonpublic information regarding FGX for the purpose of allowing Essilor to better understand our business and prospects, as well as to seek another meeting with FGX management.

        On November 2, 2008, during a meeting of our Board of Directors, Mr. Taylor reviewed his conversation with Mr. Thoreux and Essilor's possible interest in an acquisition of FGX. After discussion, it was the consensus of the board not to provide Essilor with access to nonpublic information without first receiving from Essilor a preliminary valuation of FGX. The board directed Mr. Taylor to inform Essilor of this decision, and Mr. Taylor subsequently did so.

        During November 2008, Mr. Taylor and a member of our Board of Directors discussed possible ways in which we could better gauge Essilor's interest in an acquisition of FGX, as well as financial advisors that we could retain to assist us in any sales process. Following a meeting of the board at the end of November 2008, it was the consensus of the board that we should contact a member of Essilor's board of directors through a third party with a professional relationship with both a member of our board and Essilor's board.

        In December 2008, this third party contacted a member of Essilor's board of directors to explore Essilor's interest in an acquisition of FGX.

        On January 26, 2009, this third party introduced Mr. Taylor to Hubert Sagnières, Essilor's Chief Executive Officer (at the time of the introduction, Mr. Sagnières was Essilor's Chief Operating Officer). This introduction was preceded by an email from Mr. Thoreux to Mr. Taylor on January 15, 2009, which indicated that Essilor was in the process of preparing a valuation of FGX.

        On January 30, 2009, Mr. Thoreux informed Mr. Taylor that Essilor would be meeting with Nicolas Berggruen in Paris in early February 2009 to discuss FGX. Mr. Berggruen is the Founder and President of Berggruen Holdings, which, through its affiliates, is our largest shareholder.

        On February 1, 2009, representatives of Essilor and Rothschild & Cie., Essilor's financial advisor ("Rothschild"), and Mr. Berggruen met to discuss Mr. Berggruen's interest, as a shareholder of FGX, in a potential transaction involving FGX and Essilor.

        In early February 2009, Mr. Thoreux and Mr. Taylor discussed the meeting between representatives of Essilor and Rothschild, on the one hand, and Mr. Berggruen, on the other hand.

        On February 11, 2009, during a meeting of our Board of Directors, the status of discussions with Essilor was reviewed.

        On March 10, 2009, Mr. Taylor received an email from Mr. Sagnières containing an invitation for Mr. Taylor to meet with Mr. Sagnières and another member of Essilor's Executive Committee in New York, New York in late March 2009.

        On March 11, 2009, Mr. Taylor responded to Mr. Sagnières by declining his invitation to meet and reiterating our Board of Directors' position that Essilor should provide a preliminary valuation before we engaged in more substantive discussions regarding a possible acquisition.

        In late March 2009, Mr. Taylor and Mr. Sagnières discussed the status of Essilor's valuation of FGX as well as Mr. Sagnières desire to meet Mr. Taylor in advance of providing such a valuation. Mr. Taylor and Mr. Sagnières agreed to meet in late May or early June 2009.

        On June 8, 2009, Mr. Sagnières and a member of Essilor's U.S.-based management team met with members of FGX management, including Mr. Taylor, at our headquarters in Smithfield, Rhode Island. The parties discussed a number of topics, including Essilor's desire to enter the over-the-counter reading glass business, but no nonpublic information was exchanged. Mr. Taylor again informed Mr. Sagnières that our Board of Directors desired a preliminary valuation before providing Essilor with nonpublic information, and Mr. Taylor and Mr. Sagnières discussed the need for Essilor to enter into a confidentiality agreement containing "standstill" provisions that would generally restrict Essilor's ability to pursue a transaction involving us without our board's prior approval before we provided any such information.

        On July 16, 2009, Mr. Taylor and Mr. Sagnières discussed the status of Essilor's interest in an acquisition of FGX. During this conversation, Mr. Sagnières indicated that Essilor would provide a proposed valuation in early September 2009.

        On September 1, 2009, Mr. Sagnières called Mr. Taylor to indicate that Essilor was finalizing a letter regarding its interest in an acquisition of FGX.

        On September 2, 2009, we received a letter from Essilor, dated September 1, 2009, which included a preliminary, non-binding indication of interest in acquiring FGX for $16.50 to $18.50 per share. Essilor's indication of interest was subject to significant contingencies, including satisfactory completion of a due diligence review, and was conditioned upon the maintenance of the confidentiality of the indication of interest. In its letter, Essilor requested that we enter into an exclusivity agreement and provide a response to the letter by the end of September 2009.

        On September 4, 2009, our Board of Directors met to review Essilor's September 1, 2009 letter, a copy of which was provided to the board following the meeting. Representatives of Skadden, Arps, Slate, Meagher & Flom LLP, our outside counsel ("Skadden"), attended this meeting and provided the board with an overview of its fiduciary duties in connection with its review of Essilor's indication of interest. Following discussion, it was the consensus of the board to review Essilor's indication of interest in depth at its next scheduled meeting and, in the interim, to send Essilor a letter stating that the board was in receipt of Essilor's letter but was not yet in a position to respond.

        On September 10, 2009, we sent Essilor a letter confirming receipt of Essilor's September 1, 2009 letter and stating that our Board of Directors would consider the proposal at the board's regularly-scheduled meeting later in September 2009. In this letter, we stated that we might not be in a position to respond to Essilor by the end of September 2009, but that we would respond promptly thereafter.

        On September 14, 2009, a member of our Board of Directors reported to Mr. Taylor that this board member had recently spoken with representatives of a global consumer products company ("Party A") and that Party A had orally expressed its possible interest in acquiring FGX for an implied value of $17.00 per share in a transaction comprised of 50% cash and 50% in Party A's stock.

        On September 16, 2009, members of FGX management, including Mr. Taylor, spoke with members of Party A management about our publicly-available business and financial information.

        On September 17, 2009, our Board of Directors met to review Essilor's letter and the discussions with Party A. Representatives of Skadden attended this meeting and, referring to written materials distributed to the board at the meeting, reviewed with the board its fiduciary duties in the context of any transaction involving FGX, whether or not involving Essilor or Party A. Mr. Taylor provided the board with an update on his conversations with Essilor and Party A. The board then engaged in a discussion of Essilor's letter and the possibility of a transaction with Party A. It was the consensus of the board that we should retain a financial advisor to assist the board in evaluating the September 1, 2009 proposal from Essilor and the possible transaction with Party A, as well as to assist the board with a comprehensive valuation of FGX. It was also the consensus of the board that Mr. Taylor should continue to engage with Party A to better understand its interest in a possible transaction.

        On September 18, 2009, Mr. Taylor met with members of Party A management at Party A's headquarters. No nonpublic information was discussed at this meeting. During this meeting, Party A orally confirmed its possible interest in an acquisition of FGX at an implied value of $17.00 per share in a transaction comprised of 50% cash and 50% in Party A's stock. Party A also stated that it had no ability to increase either its offer of $17.00 per share or the cash component of its proposal.

        During the week of September 21, 2009, members of FGX management met with representatives of Lazard. Following this meeting, we chose to retain Lazard as our financial advisor.

        On October 1, 2009, our Board of Directors met, with representatives of Lazard and Skadden in attendance, to discuss the September 1, 2009 letter from Essilor and the possible transaction with Party A. Representatives of Lazard discussed with the board the financial terms of both indications of interest. The board then discussed the letter from Essilor and the possible transaction with Party A, along with our standalone prospects. Following this discussion, it was the consensus of the board that neither transaction was compelling at the current valuation ranges based on our financial forecasts and anticipated standalone operating prospects. The board instructed Mr. Taylor to communicate to Mr. Sagnières that although Essilor's preliminary valuation of FGX was disappointing, if Essilor were to sign an acceptable confidentiality and standstill agreement it would be allowed to conduct a limited due diligence review of FGX for the purpose of better understanding our intrinsic value in light of our current business and prospects. With respect to Party A, the board believed that it would be premature to take any action prior to Party A submitting a written proposal for a transaction. Finally, the board authorized Lazard to contact a major international eyeglass manufacturer and retailer ("Party B") about its possible interest in an acquisition of FGX. In the days following this meeting, Mr. Taylor communicated the board's decision to Party A and Party A did not thereafter provide us with a written proposal or any further indication of its interest in a possible transaction.

        Also on October 1, 2009, the Compensation Committee of our Board of Directors met to discuss potential amendments to the employment agreements with members of FGX management. Representatives of Skadden and the Compensation Committee's independent compensation consultant attended this meeting. During this meeting, the Compensation Committee discussed increasing the severance multiplier for one or more senior members of FGX management in the event that the executive was terminated without cause or as part of a change in control of FGX. The Compensation Committee believed that it might be appropriate to increase the severance multipliers in order to bring them in line with current market practice and to ensure that FGX management was sufficiently incentivized during a period of potentially significant disruption to our business.

        On October 2, 2009, Mr. Taylor spoke with Mr. Sagnières regarding our Board of Director's decision as to how best to proceed. During this conversation, Mr. Sagnières stated that Essilor would be willing to proceed in the manner outlined by the board. On the same day, we sent a letter to Essilor to the same effect.

        During the week of October 5, 2009, representatives of Lazard spoke with representatives of Rothschild about the due diligence process envisioned by FGX. Also during this week, and into the next, members of FGX management and representatives of Skadden, on the one hand, and members of Essilor management and representatives of Jones Day, Essilor's outside counsel, on the other hand, negotiated the terms of the confidentiality and standstill agreement between Essilor and FGX and discussed arrangements for future meetings between the parties. The confidentiality and standstill agreement was executed on October 14, 2009.

        On October 16, 2009, Mr. Taylor and other members of FGX management, along with representatives of Lazard and Skadden, met with members of Essilor management and representatives of Rothschild in New York, New York to discuss our business and prospects, including our five-year financial forecasts.

        On October 26, 2009, representatives of Rothschild spoke with representatives of Lazard about the results of Essilor's due diligence. During this conversation, representatives of Rothschild stated that Essilor had requested that Rothschild obtain additional information from FGX and perform additional work related to the valuation of FGX, and affirmed Essilor's continued interest in pursuing an acquisition.

        On October 27, 2009, Mr. Taylor spoke with Mr. Sagnières about the status of Essilor's due diligence. During this conversation, Mr. Taylor and Mr. Sagnières discussed Essilor's valuation of FGX, as well as Mr. Taylor's belief, based on discussions with our Board of Directors, that the board was unlikely to enthusiastically support a transaction within the range previously proposed by Essilor. Mr. Taylor and Mr. Sagnières also spoke about Essilor's expectation that affiliates of Berggruen Holdings would enter into a support agreement with Essilor pursuant to which Berggruen Holdings would agree to vote its Ordinary Shares in favor of a transaction with Essilor. At the conclusion of this conversation, Mr. Sagnières and Mr. Taylor agreed to continue to communicate regularly.

        On October 29, 2009, the Compensation Committee of our Board of Directors met to review draft amendments to the employment agreements with members of FGX management.

        During the week of November 2, 2009, representatives of Rothschild discussed the status of Essilor's due diligence review with representatives of Lazard. During this discussion, representatives of Rothschild stated that Essilor would not be willing to provide a revised valuation until after FGX announced its fiscal third quarter earnings on November 4, 2009 and after an internal strategy meeting at Essilor scheduled for November 5, 2009.

        On November 3, 2009, our Board of Directors met, with representatives of Lazard and Skadden in attendance. During this meeting, Mr. Taylor and representatives of Lazard updated the board on the status of discussions with Essilor. The board also reviewed our fiscal fourth quarter forecasts, which FGX management believed were likely to be negatively impacted by one-time order deferrals. Following discussions, it was the consensus of the board that, prior to the issuance of our earnings release for our fiscal third quarter, representatives of Lazard should communicate the material contents of the release to representatives of Rothschild, as well as the reasons why our fiscal fourth quarter results were not likely to be in-line with information that we previously provided to Essilor.

        On November 4, 2009, we announced our fiscal third quarter earnings and on November 5, 2009, we hosted our regularly-scheduled conference call to review with investors our fiscal third quarter financial results, forecasts for the fiscal fourth quarter and preliminary guidance for fiscal 2010 results.

        Also on November 4, 2009, representatives of Lazard had a confidential, "no names" discussion with a senior executive of a global optics technology company ("Party C") about its interest in an acquisition of a company with the characteristics of FGX. Party C did not express an interest in pursuing discussions regarding an acquisition.

        On November 6, 2009, our Board of Directors met, with representatives of Lazard and Skadden in attendance. During this meeting, representatives of Lazard described conversations held earlier that day with representatives of Rothschild during which representatives of Rothschild indicated that Essilor was contemplating submitting a revised offer to acquire FGX for $19.00 to $20.00 per share. Representatives of Lazard also informed the board that representatives of Rothschild stated that Essilor was unwilling to submit a revised offer if the board would be uninterested in proceeding with discussions regarding an acquisition in the valuation range contemplated by Essilor. Following discussion, it was the consensus of the board that representatives of Lazard should inform representatives of Rothschild that, at the valuation indicated, Essilor should proceed with making its revised proposal. The board also instructed representatives of Lazard to indicate to representatives of Rothschild that the board continued to believe that a higher valuation for FGX was warranted and that the board believed that an appropriate valuation was at the high end of Essilor's valuation range. This information was communicated by representatives of Lazard to representatives of Rothschild on November 7, 2009.

        Also on November 6, 2009, the Compensation Committee of our Board of Directors met and approved amendments to the employment agreements with members of FGX management. These amendments were disclosed with our Quarterly Report on Form 10-Q for our fiscal third quarter, which was filed with the SEC on November 6, 2009.

        On November 10, 2009, the Financial Times' Alphaville blog reported that Essilor was rumored to be interested in acquiring FGX.

        On November 11, 2009, Essilor provided us with a preliminary, non-binding letter expressing an interest in acquiring FGX for $19.00 to $20.00 per share. Essilor's proposal was subject to significant contingencies, including satisfactory completion of a due diligence review, approval of the terms of the transaction by Essilor's board of directors and negotiation of definitive transaction documents, including a support agreement with Berggruen Holdings. Essilor also requested that we enter into an agreement providing that we would negotiate exclusively with Essilor through December 31, 2009, which agreement would be terminable by us at any time after notice to Essilor. We declined to enter into an exclusivity arrangement. Before providing us with Essilor's letter, Mr. Sagnières spoke with Mr. Taylor about the desire to negotiate and announce a transaction on an expedited basis, especially in light of recent market rumors. During this conversation, Mr. Taylor expressed his belief that, in light of FGX management's forecasts for 2010, an appropriate valuation for FGX was closer to $20.00 per share. Mr. Sagnières also discussed Essilor's desire that Mr. Taylor agree to remain with FGX following its acquisition by Essilor for a period of at least two years and Essilor's desire to retain FGX's senior management team. Assuming agreement on the transaction price and other significant transaction-related items, Mr. Taylor stated that he would be willing to agree to this request subject to negotiation of appropriate modifications to his employment agreement.

        On November 13, 2009, representatives of Lazard and Rothschild discussed the due diligence process and organizational issues, as well as the desire of the parties to negotiate and announce a transaction on an expedited basis.

        On November 15, 2009, our Board of Directors met, with representatives of Lazard and Skadden in attendance. During this meeting, the board reviewed Essilor's November 11, 2009 letter as well as the status of discussions with Essilor generally.

        On November 16, 2009, we provided Essilor and its legal, accounting and financial advisors with access to an electronic data room. Throughout this week and the next several weeks, FGX management responded to supplemental due diligence requests from Essilor and its advisors.

        On November 18, 2009, representatives of Lazard had a discussion with a senior executive of Party B about its interest in an acquisition of FGX. Party B did not express an interest in pursuing discussions regarding an acquisition.

        Also on November 18, 2009, the Daily Telegraph of London reported on its website that Essilor and FGX were rumored to be in discussions about a possible acquisition. This story also appeared on several Wall Street blogs in the United States as well as FGX's message board on Yahoo! Finance.

        On November 19, 2009, Mr. Taylor and Mr. Sagnières discussed the market rumors and the status of Essilor's due diligence. Given the confidentiality obligations in respect of the parties' discussions, the significant conditions to Essilor's preliminary nonbinding indication of interest and the absence of any definitive agreement, the parties determined to continue their respective policies of not responding to market rumors.

        On November 20, and again on November 23, 2009, representatives of Rothschild and representatives of Lazard spoke about Essilor's due diligence and the appropriate date for a second meeting between FGX management and Essilor management. During this conversation, representatives of Rothschild again conveyed Essilor's expectation that Berggruen Holdings would enter into a support agreement with Essilor as part of any acquisition. Similar conversations took place between members of Essilor management and FGX management.

        On November 26, 2009, Mr. Taylor and Mr. Sagnières spoke about various employment matters following the acquisition of FGX, including the possibility that certain of FGX's executives would enter into new or amended employment agreements in connection with the acquisition. During this conversation, Mr. Sagnières reiterated his desire to negotiate and announce a transaction on an expedited basis.

        On November 27, 2009, Jones Day provided Skadden with drafts of the merger agreement and the support agreement, which contemplated, among other things, an agreement by Berggruen Holdings and senior members of FGX management to vote their Ordinary Shares in favor of a transaction with Essilor and to indemnify Essilor for breaches of FGX's representations and warranties in the merger agreement for one year following the closing of the merger.

        During the week of November 30, 2009, members of FGX management and representatives of Lazard and Skadden, on the one hand, and members of Essilor management and representatives of Rothschild and Jones Day, on the other hand, spoke about the draft merger agreement and support agreement and discussed logistics for a potential meeting among the parties in the United States to further discuss a transaction. Essilor and Jones Day were advised that the indemnification provisions in the support agreement were unacceptable to Berggruen Holdings and the other parties to the support agreement, and that Berggruen Holdings would not support any transaction or further discussions with Essilor unless Essilor withdrew its request for indemnification. Essilor declined to confirm its withdrawal of its request for indemnification until it had completed its due diligence review, had reviewed FGX's and Berggruen Holdings' other comments to the merger agreement and support agreement, and had discussed those comments with Essilor's board of directors.

        On December 2, 2009, Skadden provided comments to the merger agreement and, on behalf of Berggruen Holdings and its counsel, comments to the support agreement.

        On December 2, 3 and 4, 2009, Mr. Taylor and other members of FGX management and representatives of Lazard, on the one hand, met with Mr. Thoreux and other members of Essilor management and representatives of Rothschild and Jones Day, on the other hand, to discuss a number of items, including our five-year financial forecasts, key customers, upcoming customer contract renewals and the ongoing role of senior members of FGX management following an acquisition by Essilor. During these meetings, a member of FGX management and representatives of Skadden, on the one hand, met with members of Essilor management and representatives of Jones Day, on the other hand, to negotiate key terms of the merger agreement. The negotiations focused on a number of issues raised by the draft merger agreement and support agreement provided by Jones Day, including (1) the termination fee owed by FGX to Essilor in the event that FGX terminated the merger agreement to, among other things, accept a superior proposal; (2) the situations in which a termination fee would be payable by FGX if it were to terminate the merger agreement and enter into a transaction within a specified period of time following termination; (3) the period of time during which Essilor would have the right to "match" the terms of any superior proposal received by FGX; (4) the terms of Essilor's obligation to obtain antitrust approval for the merger (including the level, if any, of divestitures or terminations of relationships by Essilor); (5) whether FGX would be obligated to convene a meeting of its shareholders and whether the parties to the support agreement would be required to vote in favor of the merger with Essilor if our Board of Directors was no longer recommending that shareholders vote in favor of a merger with Essilor; (6) the scope of FGX's representations and warranties; (7) the terms of the proxy to be given by Berggruen Holdings to Essilor as part of the support agreement; and (8) the conditions to Essilor's obligation to consummate the merger. Negotiations of these and other issues in the merger agreement and the support agreement continued through December 15, 2009, and revised drafts of the merger agreement and the support agreement were exchanged several times among counsel to Essilor, FGX and Berggruen Holdings.

        On December 7, 2009, our Board of Directors met, with representatives of Lazard and Skadden in attendance. During the meeting, FGX management and representatives of Lazard and Skadden advised the board on the status of Essilor's due diligence and the negotiations of the merger agreement and the support agreement. Later on December 7, 2009, Mr. Taylor and Mr. Sagnières discussed Essilor's valuation of FGX as well as the timing of the announcement of an acquisition. On the same day, other members of FGX management and Essilor management had discussions on related topics.

        On December 9, 2009, the Compensation Committee of our Board of Directors met, with representatives of Skadden in attendance. The Compensation Committee discussed possible ways to mitigate certain adverse tax consequences, both to us and Mr. Taylor, which could occur as a result of the "golden parachute" rules under the Code.

        Also on December 9, 2009, Mr. Taylor and Mr. Sagnières again spoke about Essilor's valuation of FGX. Late in the evening of December 9, 2009, a representative of Rothschild advised a representative of Lazard that Essilor was prepared to pay $19.25 per share to acquire FGX. During these conversations, it was confirmed that Essilor had withdrawn its request that the parties to the support agreements indemnify Essilor for any breaches by FGX of its representations and warranties in the merger agreement.

        On December 10, 2009, our Board of Directors met, with members of FGX management and representatives of Lazard and Skadden in attendance. Representatives of Lazard, referring to materials delivered at the meeting and prepared by Lazard, discussed with the board the preliminary analyses performed by Lazard in connection with the proposal from Essilor. Representatives of Skadden, referring to materials delivered at the meeting and prepared by Skadden, then reviewed with the board its fiduciary duties and key terms and conditions of the merger agreement. During this meeting, FGX management provided its view of the transaction and discussed its confidence in FGX's ability to execute on its strategic plan in the near-term, but its concern that, in the longer term, retailers would be putting increased pressure on margins, with this pressure likely to intensify in future years, although the exact impact of such margin pressure could not be quantified. The board engaged in a discussion of the proposed merger with Essilor and the reasons for entering into the merger, as well as our prospects as a standalone company and the risks and uncertainties associated with our growth strategy. During this discussion, the board expressed a desire to seek to reduce the amount of any termination fee and expense reimbursement, if any, payable by us if we were to terminate the merger agreement to accept a superior proposal in order to ensure that any third party who might wish to make a proposal to acquire us would not be precluded from doing so. The board also reviewed and reaffirmed its prior decision not to engage in a wider solicitation of other proposals due to (1) the limited number of potential strategic and financial buyers who might express an interest in acquiring us; (2) the absence of any definitive proposals from Party A, Party B or Party C; (3) the belief that such a solicitation might result in a significant delay in entering into a definitive agreement with Essilor and the risk that Essilor could withdraw its proposal; (4) the risk that the process of engaging with other potential acquirers could cause substantial disruption to FGX's business and result in significant distraction to FGX management; and (5) the fact that, following public rumors concerning a potential sale of FGX to Essilor, FGX had not received any additional proposals with respect to an acquisition of FGX. Following these discussions, it was the consensus of the board that Mr. Taylor should meet with Mr. Sagnières to discuss Essilor's valuation and the amount of the termination fee. In addition, in response to a request from a member of the board affiliated with Berggruen Holdings, it was the consensus of the board that, upon consummation of the merger, it would be appropriate for FGX to reimburse Berggruen Holdings for up to $50,000 in legal fees incurred by Berggruen Holdings in negotiating and entering into its Support Agreement. Later on December 10, 2009, Mr. Taylor called Mr. Sagnières to advise him of the outcome of the board meeting and to suggest that the two of them meet in the near future.

        On December 11, 2009, Mr. Taylor met with Mr. Sagnières in Montreal, Canada and Mr. Taylor informed Mr. Sagnières that the full Board of Directors had not yet approved the transaction. During this meeting, Mr. Sagnières agreed to increase Essilor's proposal to $19.75 per share but stated that this was contingent upon (1) acceptance of Essilor's proposed termination fee, (2) obtaining a proxy from Berggruen Holdings with respect to the Ordinary Shares held directly and indirectly by it, and (3) acceptance of Essilor's proposal related to its obtaining any required antitrust approvals.

        Early in the afternoon of December 12, 2009, our Board of Directors met, with representatives of Lazard and Skadden in attendance. During this meeting, Mr. Taylor informed the board of his conversation with Mr. Sagnières on December 11, 2009, as well as his belief that Essilor would not be willing to further increase the price of its offer. Representatives of Skadden discussed various issues related to the merger agreement that were still subject to negotiation. At the conclusion of this meeting, it was the consensus of the board that FGX management and its advisors should proceed with final negotiations of the merger agreement and related documentation.

        On December 13, 14 and 15, 2009, members of FGX management and representatives of Skadden, on the one hand, and members of Essilor management and representatives of Jones Day, on the other hand, negotiated the final terms of the merger agreement and exchanged drafts, and completed negotiations, of the disclosure schedules accompanying the merger agreement. Negotiations of the Support Agreements (which had been separated into two agreements, one for Berggruen Holdings and one for certain of our executive officers) were also concluded. Draft press releases and related documentation were also prepared. Also during this period, certain senior members of FGX management, with the assistance of representatives of Skadden, negotiated the terms of the amendments to their employment agreements with Essilor and representatives of Jones Day.

        On December 15, 2009, our Board of Directors met, with representatives of Lazard, Skadden and Ogier, our British Virgin Islands counsel, in attendance. During the meeting, representatives of Skadden and Ogier discussed the board's fiduciary duties in connection with the proposed merger with Essilor and reviewed key aspects of the process that FGX had engaged in to evaluate the advisability of entering into the merger. Representatives of Lazard, referring to materials delivered in advance of the meeting and prepared by Lazard, presented for the board's consideration its financial analyses of the proposed transaction and reviewed with the board, among other things, certain valuation metrics as applied to the proposed transaction. Following this presentation, Lazard rendered its oral opinion to the board, which was subsequently confirmed in writing, that, as of that date, and based upon and subject to the assumptions, procedures, factors, qualifications and limitations set forth in the written opinion, the merger consideration of $19.75 in cash, without interest, per Ordinary Share to be paid to holders of Ordinary Shares (other than holders of Ordinary Shares (1) owned, directly or indirectly, by Essilor or Merger Sub or any direct or indirect wholly owned subsidiary thereof, (2) held by FGX as treasury shares, or (3) held by holders who duly exercise their right of dissent in relation to the merger and in accordance with the laws of the British Virgin Islands) in the merger was fair, from a financial point of view, to such holders. The full text of Lazard's written opinion, dated December 15, 2009, which sets forth the assumptions made, procedures followed, factors considered, and qualifications and limitations on the review undertaken by Lazard in connection with its opinion is attached to this proxy statement as Annex B. Following this presentation, the board discussed the terms and conditions of the amendments to the employment agreements with certain senior members of FGX management that had been negotiated between such executives and Essilor. The board then discussed the proposed merger. Following discussion, it was the unanimous view of the board that proceeding with the proposed merger with Essilor was in the best interests of FGX and its shareholders, and the board, among other things, unanimously approved the Merger Agreement, approved the transactions contemplated by the Merger Agreement and resolved to recommend that our shareholders approve the Merger Agreement.

        Late in the evening of December 15, 2009, the Merger Agreement and the accompanying disclosure schedules were finalized, and the Merger Agreement was executed. Also that evening, the Support Agreements and the amendments to the employment agreements with certain senior members of FGX management were finalized and executed. The Merger was announced by press releases issued by FGX and Essilor early in the morning of December 16, 2009, prior to the opening of trading in France and the United States.

        On December 23, 2009, the Compensation Committee of our Board of Directors met, with representatives of Skadden in attendance. At this meeting, the Compensation Committee determined to (1) pay Mr. Taylor $240,000 in calendar year 2009, representing a portion of Mr. Taylor's anticipated annual bonus under FGX's 2009 bonus plan; (2) accelerate vesting and payment of 16,667 restricted stock units held by Mr. Taylor that would otherwise have been paid in connection with the consummation of the Merger, net of the number of shares required to satisfy withholding tax obligations; (3) permit Mr. Taylor to exercise a portion of a fully vested stock option through a net settlement procedure by which FGX would withhold shares to satisfy the exercise price of the stock option and withholding tax obligations; and (4) pay Mr. Taylor an amount to make Mr. Taylor whole for FGX's retention of shares pursuant to the stock option and restricted stock unit settlement procedures described above at a time when the fair market value of FGX's stock is less than $19.75 per share.

Reasons for the Merger; Recommendation of Our Board of Directors

        Our Board of Directors, acting with the advice and assistance of its legal and financial advisors, evaluated the Merger Agreement and the consideration negotiated with Essilor and its representatives. After careful consideration, the board determined that the Merger Agreement is fair to, and in the best interests of, FGX and its shareholders. At a meeting of the board held on December 15, 2009, at which all of our directors were present, the board, among other things, unanimously approved the Merger Agreement, approved the transactions contemplated by the Merger Agreement and resolved to recommend that our shareholders approve the Merger Agreement.

        In the course of reaching its recommendation, our Board of Directors consulted with FGX management and its financial and legal advisors and considered a number of substantive factors, both positive and negative, and potential benefits and detriments of the Merger. The board believed that, taken as a whole, the following factors supported its decision to approve the Merger:

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  Consideration.  Our Board of Directors considered the fact that the merger consideration of $19.75 per share was all cash, which provides certain and immediate value to our shareholders and the holders of stock options and restricted stock units. The board also noted that $19.75 per share represented a premium of approximately (1) 38% and 52% over the three- and six-month volume-weighted average closing prices, respectively, of our Ordinary Shares for the three- and six-month periods ending on November 9, 2009, the day before market speculation regarding a transaction involving FGX and Essilor; (2) 30% over the closing price of our Ordinary Shares on November 9, 2009; (4) 26% over the 52-week high price of our Ordinary Shares prior to November 9, 2009; and (5) 7% over the high end of the range of Essilor's September 1, 2009 proposal of $16.50 to $18.50 per Ordinary Share. The board concluded, based upon all of the factors described in this proxy statement, that $19.75 per share was likely the highest price reasonably attainable by our shareholders in a merger or other acquisition transaction.

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  Opinion of Our Financial Advisor.  Our Board of Directors considered the financial presentation of Lazard and Lazard's oral opinion delivered to our board, which was subsequently confirmed in writing, to the effect that, as of the date of the opinion and based upon and subject to the assumptions, procedures, factors, qualifications and limitations set forth in the written opinion, the merger consideration of $19.75 in cash, without interest, per Ordinary Share to be paid to holders of Ordinary Shares (other than holders of Ordinary Shares (1) owned, directly or indirectly, by Essilor or Merger Sub or any direct or indirect wholly owned subsidiary thereof, (2) held by us as treasury shares or (3) held by holders who duly exercise their right of dissent in relation to the Merger and in accordance with the laws of the British Virgin Islands) in the Merger was fair, from a financial point of view, to such holders, as more fully described under the caption "—Opinion of Our Financial Advisor." The full text of Lazard's written opinion, dated December 15, 2009, which sets forth the assumptions made, procedures followed, factors considered and qualifications and limitations on the review undertaken by Lazard in connection with its opinion, is attached as Annex B to this proxy statement and is incorporated herein by reference. We encourage you to read Lazard's opinion carefully and in its entirety.

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  Support of Largest Shareholder.  Our Board of Directors noted the support for the Merger by Berggruen Holdings, our largest shareholder and the beneficial owner of approximately 32% of our Ordinary Shares, including the fact that Berggruen Holdings was willing to enter into its Support Agreement with Essilor pursuant to which, among other things, it would be obligated to vote its Ordinary Shares in favor of the approval of the Merger Agreement. The board also noted that the Support Agreement with Berggruen Holdings was a condition to Essilor's willingness to enter into the Merger Agreement. Berggruen Holdings is an affiliate of FGX because of its beneficial ownership of approximately 32% of our Ordinary Shares and because it has one representative on the board. One of our directors is also a former employee of Berggruen Holdings. The board, however, did not determine to structure the Merger to require the approval of at least a majority of our unaffiliated shareholders. This determination was made because the board did not believe that Berggruen Holdings had any material interests in the Merger that are different from the interests of our other shareholders generally, as Berggruen Holdings (1) is receiving the same per share consideration as our other shareholders, (2) is not participating in the Merger in any manner different from our other shareholders (other than entering into its Support Agreement and its reimbursement by us of certain expenses incurred by Berggruen Holdings in connection with negotiating and entering into its Support Agreement), and (3) will not have any interest in the surviving corporation.

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  Identity of the Buyer.  Our Board of Directors considered the fact that Essilor is a well known, international provider of ophthalmic products with revenue in excess of €3 billion in 2008 and is a good strategic fit for our business.

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  Negotiations of Merger Agreement.  Our Board of Directors considered the fact that the Merger Agreement was the product of extensive negotiations between FGX and Essilor.

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  Ability to Consider Alternative Transactions and to Terminate the Merger Agreement.  Our Board of Directors considered the terms of the Merger Agreement, including the provisions prohibiting us from soliciting an acquisition proposal from a third party or entering into negotiations or discussions regarding an acquisition proposal unless such proposal met certain criteria. In that regard, the board noted that we would be permitted to furnish non-public information to, and engage in discussions and negotiations with, any third party who provides us with an unsolicited acquisition proposal that the board determines in good faith, after consultation with our outside legal and financial advisors, is or would be reasonably likely to result in a proposal that is superior to the Merger. The board also noted that, subject to compliance with the terms and conditions of the Merger Agreement and prior to the approval of the Merger Agreement by our shareholders, it is permitted to terminate the Merger Agreement in order to enter into a definitive acquisition agreement with respect to a superior proposal following payment to Essilor of a termination fee of $18,330,425.

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  Ability to Change Recommendation to Shareholders.  Our Board of Directors noted that it retained the ability to change, withhold, withdraw or modify its recommendation that our shareholders approve the Merger Agreement if it has concluded in good faith, after consultation with our outside legal and financial advisors, that the failure to do so is reasonably likely to be inconsistent with our board's exercise of its fiduciary duties to our shareholders under applicable law. Our board also noted that the exercise of this right would give Essilor the right to terminate the Merger Agreement and require us to pay the termination fee to Essilor.

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  Targeted Sale Process; Absence of Other Competitive Offers.  Our Board of Directors considered the fact that we engaged in negotiations with Essilor without launching a general sale process to canvas a broad universe of potential buyers prior to or in connection with entering into discussions with Essilor. In that regard, the board noted that when it determined to pursue a targeted sale process, it had reviewed with Lazard potential acquirers of FGX and concluded that only a limited number of likely candidates existed (and authorized Lazard to approach certain of those potential buyers). The board also noted Essilor's strong preference for a confidential sale process and its concern that Essilor could revoke its offer if we engaged in a wide solicitation of potential buyers, as well as the board's concern that our business and employee relations could be harmed as part of a broad, potentially public, sale process. Furthermore, when the board approved the Merger, market rumors concerning a potential transaction between Essilor and FGX had been public for over a month and no third party had made an inquiry about acquiring FGX during that time. The board also noted that (1) FGX management had discussions with one party about its interest in an acquisition of us, which discussions did not result in a firm offer, and (2) Lazard approached two other parties (one of which was on a "no names" basis) about their possible interest in an acquisition of us (or a company with our characteristics), and neither of these parties expressed an interest in an acquisition. In addition, the board noted that it was unlikely that a financial buyer would be in a position to propose a transaction with more attractive terms (both in terms of value and certainty of closing) than the Merger. Our board noted that it retained the ability to consider unsolicited proposals after the execution of the Merger Agreement in certain circumstances as well as the ability to enter into an agreement with respect to an acquisition proposal that is superior to the Merger (concurrently with terminating the Merger Agreement and paying a termination fee to Essilor). The board considered recent market conditions in determining that this procedural safeguard provided the opportunity for any serious bidder to make a proposal to us after the public announcement of the Merger. In that regard, the board noted that the Merger would likely take several months to complete and there would be sufficient time for any serious bidder to emerge.

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  Terms of the Merger Agreement; Conditions to Closing.  Our Board of Directors considered the terms of the Merger Agreement, including the fact that the completion of the Merger is not subject to any financing condition and that there are relatively few closing conditions to the Merger. The board noted, however, that there is no assurance that all conditions to the parties' obligations to complete the Merger will be satisfied.

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  No Financing Required by Essilor.  Our Board of Directors was aware that Essilor has sufficient cash resources through cash on hand or amounts readily available to it pursuant to existing credit facilities to pay the aggregate merger consideration and will not require new third-party financing in order to consummate the Merger. The board noted that the Merger Agreement provided that in the event of a breach of the Merger Agreement by Essilor, we would be entitled to specific performance of the Merger Agreement or monetary damages, including damages on behalf of our shareholders for their economic loss.

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  Likelihood of Consummation.  Our Board of Directors considered the likelihood that the Merger will be completed, including its expectation that there will not be significant antitrust or other regulatory impediments to the Merger and that the receipt of other third-party consents is not a condition to the completion of the Merger.

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  Uncertainty of Future Share Price.  Our Board of Directors noted its familiarity with our business and our financial condition, results of operations, intellectual property, marketing prowess, management and competitive position and prospects, as well as current industry, economic and market conditions. The board also recognized the variability and risks inherent in our industry and that it was difficult to predict our future prospects. The board considered the possibility of remaining as a standalone public company. In that regard, the board considered our five-year financial forecasts and other long-term initiatives, as well as the effects of the economy and the actions of other participants in the retail sector on us. In connection with these considerations, the board considered the attendant risk that, if we did not enter into the Merger Agreement, the price that might be received by our shareholders selling their shares in the open market could be less than the $19.75 per share price proposed to be paid in the Merger.

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  Lack of Liquidity of Our Ordinary Shares.  Our Board of Directors considered the thin trading market and the lack of liquidity of our Ordinary Shares. According to recent public filings with the SEC, approximately 50% of our Ordinary Shares are held by only three filing persons. The board believed that our small stock market float, coupled with the presence of several large shareholders, could depress the price of our Ordinary Shares generally to the detriment of all shareholders, in addition to making it difficult for any large shareholder desiring to exit its investment to sell its Ordinary Shares in the public market without possibly depressing the market price of our Ordinary Shares. The board also noted that the Merger would permit all of our shareholders to sell their Ordinary Shares for the same per share consideration and at what the board believed was an attractive price.

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  Financial Forecasts; Future Growth; Related Risks and Uncertainties.  Our Board of Directors considered the financial forecasts prepared by FGX management. The board considered the fact that the financial forecasts are dependent upon our ability to successfully implement our growth strategy and the risk that if we did not successfully implement our growth strategy, the results contemplated by the financial forecasts might not materialize. In particular, the board noted that two of our growth strategies included identifying one or more candidates for acquisition, including a potential acquisition of a new business line, with any acquisition involving execution and integration risk. See the section captioned "—Financial Forecasts." The board also noted that a potential area of growth for us was through international expansion and that there were significant risks and uncertainties in successfully implementing such a strategy.

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  Availability of Dissenters' Rights.  Our Board of Directors considered the fact that dissenters' rights of appraisal would be available to our shareholders under the BC Act and that, although the Merger Agreement had a condition regarding the number of dissenting shares, no single shareholder (based on the board's knowledge at the time the Merger Agreement was executed) could dissent and cause that condition not to be satisfied. See the section captioned "Dissenters' Rights of Appraisal." The board noted that the Support Agreement Parties had agreed to waive their right to seek dissenters' rights in connection with their Support Agreements.

        Our Board of Directors also considered potential risks or negative factors relating to the Merger, including the following:

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  No Broad Sale Process.  Our Board of Directors considered the fact that, for the reasons discussed above, before entering into the Merger Agreement we did not actively seek offers through a general, potentially public, sale process canvassing a broad universe of potential buyers who might be willing to pay in excess of $19.75 per share. After consultation with Lazard and based on, among other things, the fact that market rumors concerning a potential transaction between Essilor and FGX had been public for over a month and no third party had made an inquiry about acquiring FGX during that time, the board concluded that it was unlikely that a financial sponsor would be willing to pay in excess of $19.75 per share without a financing condition and that there was only a limited universe of strategic buyers who might be interested in acquiring us. The board further noted that certain of the most likely strategic buyers had already declined the opportunity to discuss an acquisition.

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  Risk of Non-Completion.  Our Board of Directors considered the risk that the Merger might not be completed and the effect of the resulting public announcement of termination of the Merger Agreement on:

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  The Market Price of Our Ordinary Shares.  In that regard, the market price could be affected by many factors, including (1) the reason or reasons for which the Merger Agreement was terminated and whether such termination resulted from factors adversely affecting FGX; (2) the possibility that, as a result of the termination of the Merger Agreement, the marketplace would consider us to be an unattractive acquisition candidate; (3) the possible sale of Ordinary Shares by short-term investors following an announcement of any termination of the Merger Agreement; and (4) the possibility that, as a result of the announcement of the Merger, we might lose customers, sales and other business opportunities.

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  Our ability to attract and retain key personnel.

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  Possible Disruption of Our Business.  Our Board of Directors considered the possible disruption to our business that may result from the announcement of the Merger and the resulting distraction of the attention of FGX management and employees. The board also considered the fact that the Merger Agreement contains certain limitations regarding the operation of our business during the period between the signing of the Merger Agreement and the completion of the Merger. See the section captioned "The Merger Agreement—Conduct of FGX's Business." The board believed such limitations were customary for merger transactions involving public companies, and were appropriately tailored to the specific requirements of the operation of our business.

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  Merger Consideration Taxable.  Our Board of Directors considered that the cash consideration to be received by our shareholders would be taxable to them.

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  Future Earnings and Growth.  Our Board of Directors considered the fact that if the Merger is consummated, we will no longer exist as an independent company and our shareholders will no longer participate in our future earnings and growth. Because of the risks and uncertainties associated with our future growth prospects, the board concluded that this detriment was not quantifiable. The board further concluded that providing our shareholders the opportunity to sell their Ordinary Shares at an attractive price now was preferable to remaining as an independent public company in which the holders of our shares would have a speculative potential for future gain.

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  Termination Fee and Possible Expense Reimbursement.  Our Board of Directors considered the $18,330,425 termination fee that we might be required to pay in connection with the termination of the Merger Agreement under certain circumstances, as well as the possibility that we might be required to reimburse up to $5 million of Essilor's expenses in certain limited circumstances. See the section captioned "The Merger Agreement—Termination Fee; Reimbursement of Certain Expenses." The board noted that the termination fee was less than $1 per share and, following consultation with its financial and legal advisors, was satisfied as to the customary nature of such termination fees in transactions such as the Merger and that the size of such fee was generally consistent with comparable transactions. Although the board recognized that the termination fee imposes an additional cost to a third-party buyer, the board believed that a termination fee of this size for the Merger would not, in and of itself, unduly deter a third party from making a superior proposal or inhibit the board in evaluating, negotiating, and, if appropriate, terminating the Merger Agreement and approving a superior proposal with a third party.

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  Merger Does Not Require Vote of Majority of Unaffiliated Shareholders.  Although Berggruen Holdings is an affiliate of FGX, for the reasons discussed above our Board of Directors did not structure the Merger to require the approval of at least a majority of our unaffiliated shareholders.

        Our Board of Directors concluded that the potentially negative factors associated with the Merger were substantially outweighed by the opportunity for our shareholders to realize a premium on the value of their Ordinary Shares and to monetize their investment in FGX for $19.75 per share in cash. The board believed that the Merger would maximize the immediate value of the shares held by our shareholders and eliminate the inherent uncertainty of our future prospects to our shareholders, which uncertainty could, among other things, result in a diminution in the market value of our Ordinary Shares. Accordingly, the board concluded that the Merger was in the best interests of our shareholders.

        In addition, our Board of Directors was aware of and considered the interests that our directors and executive officers may have with respect to the Merger that differ from, or are in addition to, their interests as shareholders of FGX generally, which the board considered as being neutral in its evaluation of the Merger. See the section captioned "—Interests of Our Directors and Executive Officers in the Merger."

        The foregoing discussion summarizes the material information and factors considered by our Board of Directors in its consideration of the Merger. The board collectively reached the unanimous decision to approve the Merger Agreement in light of the factors described above and other factors that each member of the board felt were appropriate. In view of the variety of factors and the quality and amount of information considered, the board did not find it practicable to, and did not make specific assessments of, quantify or otherwise assign relative weights to the specific factors considered in reaching its determination. Individual members of the board may have given different weight to different factors.

        Our Board of Directors unanimously recommends that you vote "FOR" the approval of the Merger Agreement and "FOR" adjourning or postponing the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve the Merger Agreement.

 Opinion of Our Financial Advisor

        FGX retained Lazard to act as investment banker to FGX and to render an opinion to our Board of Directors as to the fairness, from a financial point of view, to holders of Ordinary Shares, of the consideration to be paid to such holders in the Merger. On December 15, 2009, Lazard rendered its oral opinion to the board, subsequently confirmed in writing, that, as of such date, and based upon and subject to the assumptions, procedures, factors, qualifications and limitations set forth therein, the merger consideration of $19.75 in cash, without interest, per Ordinary Share to be paid to holders of Ordinary Shares, other than "excluded holders", in the Merger was fair, from a financial point of view, to such holders. For purposes of this section, "excluded holders" means holders of Ordinary Shares (1) owned, directly or indirectly, by Essilor or Merger Sub or any direct or indirect wholly owned subsidiary thereof, (2) held by us as treasury shares or (3) held by holders who duly exercise their right of dissent in relation to the Merger and in accordance with the laws of the British Virgin Islands.

        The full text of Lazard's written opinion, dated December 15, 2009, which sets forth the assumptions made, procedures followed, factors considered, and qualifications and limitations on the review undertaken by Lazard in connection with its opinion is attached to this proxy statement as Annex B and is incorporated into this proxy statement by reference. The description of Lazard's opinion set forth in this proxy statement is qualified in its entirety by reference to the full text of Lazard's written opinion attached as Annex B. We encourage you to read Lazard's opinion and this section carefully and in their entirety.

        Lazard's opinion was directed to our Board of Directors for the information and assistance of the board in connection with its evaluation of the Merger and only addressed the fairness, from a financial point of view, to holders of Ordinary Shares (other than excluded holders) of the consideration to be paid to such holders in the Merger as of the date of Lazard's opinion. FGX did not request Lazard to consider, and Lazard's opinion did not address, the relative merits of the Merger as compared to any other transaction or business strategy in which FGX might engage or the merits of the underlying decision by FGX to engage in the Merger. Lazard's opinion was not intended to and does not constitute a recommendation to any holder of Ordinary Shares as to how such holder should vote or act with respect to the Merger or any matter relating thereto. Lazard's opinion was necessarily based on economic, monetary, market and other conditions as in effect on, and the information made available to Lazard as of, the date of Lazard's opinion. Lazard assumed no responsibility for updating or revising its opinion based on circumstances or events occurring after the date of Lazard's opinion. Lazard's opinion did not express any opinion as to the price at which Ordinary Shares may trade at any time subsequent to the announcement of the Merger. The following is a summary of Lazard's opinion.

        In connection with its opinion, Lazard:

  •
  reviewed the financial terms and conditions of a draft, dated December 15, 2009, of the Merger Agreement;

  •
  analyzed certain publicly available historical business and financial information relating to FGX;

  •
  reviewed various financial forecasts and other data provided to Lazard by FGX relating to the business of FGX;

  •
  held discussions with members of the senior management of FGX with respect to the business and prospects of FGX;

  •
  reviewed public information with respect to certain other companies in lines of business Lazard believed to be generally relevant in evaluating the business of FGX;

  •
  reviewed the financial terms of certain business combinations involving companies in lines of business Lazard believed to be generally relevant in evaluating the business of FGX;

  •
  reviewed historical stock prices and trading volumes of the Ordinary Shares; and

  •
  conducted such other financial studies, analyses and investigations as Lazard deemed appropriate.

        Lazard assumed and relied upon the accuracy and completeness of the foregoing information, without independent verification of such information. Lazard did not conduct any independent valuation or appraisal of any of the assets or liabilities (contingent or otherwise) of FGX or concerning the solvency or fair value of FGX, and Lazard was not furnished with such valuation or appraisal. The financial forecasts for fiscal years 2010 through 2013 provided to Lazard by FGX included three alternative sets of forecasts prepared by FGX management and were identified to Lazard as "Base Case", "Small Acquisitions Case" and "Large Acquisition Case", each of which contemplated different potential strategies considered by the management of FGX. See the section captioned "—Financial Forecasts." Our Board of Directors instructed Lazard, based on the board's assessment of the probability, uncertainty and risks associated with the Large Acquisition Case, to utilize only the Base Case and Small Acquisitions Case for purposes of Lazard's opinion. Lazard assumed, with the consent of FGX, that the Base Case and the Small Acquisitions Case were each reasonably prepared on bases reflecting the best currently available estimates and judgments of the management of FGX as to the future financial performance of FGX. Lazard assumed no responsibility for and expressed no view as to any of the foregoing forecasts or the assumptions on which they were based.

        In rendering its opinion, Lazard assumed, with the consent of FGX, that the Merger would be consummated on the terms described in the Merger Agreement, without any waiver or modification of any material terms or conditions. Representatives of FGX advised Lazard, and Lazard assumed, that the Merger Agreement, when executed, would conform to the draft reviewed by Lazard in all material respects. Lazard also assumed, with the consent of FGX, that obtaining the necessary regulatory or third party approvals and consents for the Merger would not have an adverse effect on FGX. Lazard did not express any opinion as to any tax or other consequences that might result from the Merger, nor did Lazard's opinion address any legal, tax, regulatory or accounting matters, as to which Lazard understood that FGX obtained such advice as it deemed necessary from qualified professionals. Lazard expressed no view or opinion as to any terms or other aspects of the Merger (other than the merger consideration to the extent expressly specified in Lazard's opinion), including, without limitation, the Support Agreements. In addition, Lazard expressed no view or opinion as to the fairness of the amount or nature of, or any other aspects relating to, the compensation to any officers, directors or employees of any parties to the Merger, or class of such persons, relative to the merger consideration or otherwise. Lazard was only authorized to contact a limited number of third parties regarding a potential transaction with FGX.

        The following is a brief summary of the material financial analyses and reviews that Lazard deemed appropriate in connection with rendering its opinion. The brief summary of Lazard's analyses and reviews provided below is not a complete description of the analyses and reviews underlying Lazard's opinion. The preparation of a fairness opinion is a complex process involving various determinations as to the most appropriate and relevant methods of analysis and review and the application of those methods to particular circumstances, and, therefore, is not readily susceptible to summary description. Considering selected portions of the analyses and reviews or the summary set forth below, without considering the analyses and reviews as a whole, could create an incomplete or misleading view of the analyses and reviews underlying Lazard's opinion.

        In arriving at its opinion, Lazard considered the results of all of its analyses and reviews and did not attribute any particular weight to any factor, analysis or review considered by it; rather, Lazard made its determination as to fairness on the basis of its experience and professional judgment after considering the results of all of its analyses and reviews.

        For purposes of its analyses and reviews, Lazard considered industry performance, general business, economic, market and financial conditions and other matters, many of which are beyond the control of FGX. No company, business or transaction used in Lazard's analyses and reviews as a comparison is identical to FGX or the Merger, and an evaluation of the results of those analyses and reviews is not entirely mathematical. Rather, the analyses and reviews involve complex considerations and judgments concerning financial and operating characteristics and other factors that could affect the acquisition, public trading or other values of the companies, businesses or transactions used in Lazard's analyses and reviews. The estimates contained in Lazard's analyses and reviews and the ranges of valuations resulting from any particular analysis or review are not necessarily indicative of actual values or predictive of future results or values, which may be significantly more or less favorable than those suggested by Lazard's analyses and reviews. In addition, analyses and reviews relating to the value of companies, businesses or securities do not purport to be appraisals or to reflect the prices at which companies, businesses or securities actually may be sold. Accordingly, the estimates used in, and the results derived from, Lazard's analyses and reviews are inherently subject to substantial uncertainty.

        The summary of the analyses and reviews provided below includes information presented in tabular format. In order to fully understand Lazard's analyses and reviews, the tables must be read together with the full text of each summary. The tables alone do not constitute a complete description of Lazard's analyses and reviews. Considering the data in the tables below without considering the full description of the analyses and reviews, including the methodologies and assumptions underlying the analyses and reviews, could create a misleading or incomplete view of Lazard's analyses and reviews.

        Except as otherwise noted, the following quantitative information, to the extent that it is based on market data, is based on market data as it existed on or before December 15, 2009, and is not necessarily indicative of current market conditions.

Financial Analyses

  Discounted Cash Flow Analysis

        Lazard performed a discounted cash flow analysis of the Ordinary Shares using the financial forecasts for fiscal years 2010 to 2013 under the Base Case and the Small Acquisitions Case provided by FGX management and extrapolations of each of those sets of forecasts for fiscal year 2014. The extrapolations for fiscal year 2014 for each of the Base Case and the Small Acquisitions Case used in Lazard's analysis were reviewed by FGX management and deemed reasonable by them. The extrapolations for fiscal year 2014 assumed, among other things, a 4.0% growth in sales from 2013 and an operating margin constant at the 2013 level for each of the Base Case and Small Acquisitions Case.

        In its analysis, Lazard calculated the present value, as of December 31, 2009, of the free cash flows that FGX could generate from 2010 and beyond. In calculating the terminal value of FGX, Lazard assumed perpetuity growth rates ranging from 2.0% to 3.0% for the projected free cash flows for periods subsequent to 2014. The projected free cash flows were then discounted to present value using a range of discount rates from 10.0% to 11.0%, which was based on FGX's estimated weighted average cost of capital.

        Based on the foregoing, Lazard calculated an implied price per share range for the Ordinary Shares of $16.50 to $21.50 using the Base Case and an implied price per share range for the Ordinary Shares of $18.75 to $25.00 using the Small Acquisitions Case, in each case as compared to the merger consideration of $19.75 per share.

  Selected Comparable Public Companies

        Lazard reviewed and analyzed selected midcap consumer products companies that it viewed as reasonably comparable to FGX based on Lazard's knowledge of the consumer products industry. In performing these analyses, Lazard reviewed and analyzed certain financial information, valuation multiples and market trading data relating to the selected comparable companies and compared such information to the corresponding information for FGX. In general, market data was as of December 11, 2009.

        Specifically, Lazard compared FGX to the following 11 midcap consumer products companies:

  •
  American Greetings Corporation, Inc.;

  •
  Chattem, Inc.;

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  Church & Dwight Co., Inc.;

  •
  Energizer Holdings, Inc.;

  •
  Fossil, Inc.;

  •
  Hasbro, Inc.;

  •
  Helen of Troy Limited;

  •
  Jarden Corporation;

  •
  Mattel, Inc.;

  •
  Newell Rubbermaid, Inc.; and

  •
  Tupperware Brands Corporation.

        Using publicly available IBES estimates and other public information, Lazard reviewed, among other things, trading prices of the shares of the selected comparable companies as a multiple of the comparable company's estimated 2010 earnings per share ("EPS"). IBES is a database owned and operated by Thomson Financial, which contains estimated and actual earnings, cash flows, dividends and other data for U.S. and foreign markets.

        Lazard calculated the following trading multiples for the companies listed above:

	High	Mean	Median	Low
Price/2010E EPS	15.5x	12.4x	12.8x	9.3x

        Based on the foregoing, Lazard applied price to 2010E EPS multiples of 12.0x to 14.0x to FGX's fiscal year 2010 estimated EPS based on IBES estimates and determined an implied price per share range for the Ordinary Shares of $15.00 to $17.75 per share, as compared to the merger consideration of $19.75 per share.

        For illustrative purposes only, Lazard also performed the foregoing analysis assuming that FGX's shareholders retain 50% of the cost synergy value resulting from the Merger. For purposes of this illustrative analysis, Lazard assumed aggregate cost synergies of $11 million to $16 million. Such estimated synergy values were prepared by FGX management and Lazard assumed no responsibility for and expressed no view as to any of the estimated synergies or the assumptions on which they were based. Based on the foregoing, Lazard applied price to 2010E EPS multiples of 12.0x to 14.0x to FGX's 2010E EPS based on IBES estimates, and as adjusted to give effect to the retention by FGX's shareholders of 50% of the cost synergies, as described above, and determined an implied price per share range for the Ordinary Shares of $17.00 to $21.00 per share, as compared to the merger consideration of $19.75 per share.

  Selected Precedent Transactions

        Lazard reviewed and analyzed selected recent precedent merger and acquisition transactions involving companies in the consumer products industry it viewed as comparable to the Merger. In performing these analyses, Lazard analyzed certain financial information and transaction multiples relating to the companies involved in the selected transactions and compared such information to the corresponding information for FGX.

        Specifically, Lazard reviewed 12 merger and acquisition transactions since April 2004 involving companies in the consumer products industry for which sufficient public information was available. To the extent publicly available, Lazard reviewed, among other things, the target enterprise values implied by the precedent transaction as a multiple of the target's last twelve months ("LTM") earnings before interest, taxes, depreciation and amortization ("EBITDA").

        The precedent transactions were:

Announcement Date	Acquiror	Target
9-25-09	Unilever NV	Sara Lee Corporation Personal Care Division
4-1-08	Church & Dwight Co., Inc.	Del Pharmaceuticals, Inc. (Orajel)
2-21-08	Kohlberg & Co.	Bauer Hockey, Inc.
7-12-07	Energizer Holdings, Inc.	Playtex Products, Inc.
4-25-07	Jarden Corporation	K2, Inc.
4-10-07	Jarden Corporation	Pure Fishing, Inc.
5-25-06	Jake Acquisitions PLC	Mayborn Group PLC
2-7-06	Riddell Bell Holdings, Inc.	Easton Sports, Inc.
1-6-06	Coast Acquisition Corporation	Water Pik Technologies, Inc.
9-20-04	Jarden Corporation	American Household, Inc.
6-7-04	RC2 Corporation	The First Years, Inc.
4-8-04	Reebok International Limited	The Hockey Company Holdings, Inc.

        Lazard calculated the following multiples for the selected transactions used in its analysis:

Implied Enterprise Value/LTM EBITDA
Mean	10.2x
Median	10.0x

        Based on the foregoing, Lazard applied enterprise value to LTM EBITDA multiples of 8.5x to 10.5x to FGX's fiscal year 2009 estimated EBITDA based on IBES forecasts, and determined an implied price per share range for the Ordinary Shares of $17.00 to $21.75, as compared to the merger consideration of $19.75 per share.

Other Analyses

        The analyses and data described below were presented to our Board of Directors for informational purposes only, and were not material to the rendering of Lazard's opinion.

  Present Value of Future Share Price

        Lazard performed an illustrative analysis of the present value of the future price of the Ordinary Shares, which is designed to provide an indication of the present value of a company's potential future stock price as a function of a company's estimated future earnings and its assumed price to future EPS multiple. For this analysis, Lazard used the financial forecasts for fiscal year 2013 under the Base Case and the Small Acquisitions Case.

        Lazard first calculated implied per share prices for the Ordinary Shares for the beginning of fiscal year 2013 by applying price to forward EPS multiples ranging from 12.0x to 14.0x to estimates of FGX's EPS for fiscal year 2013 under the Base Case and the Small Acquisitions Case. Lazard then calculated the present values of the implied per share future stock prices for the Ordinary Shares at the beginning of fiscal year 2013, discounted to December 12, 2009, using discount rates ranging from 12.0% to 14.0% based on estimates relating to FGX's cost of equity capital.

        Based on the foregoing, Lazard calculated an implied price per share range for the Ordinary Shares under the Base Case of $16.00 to $19.75 per share and an implied price per share range for the Ordinary Shares under the Small Acquisitions Case of $19.00 to $23.25 per share, in each case as compared to the merger consideration of $19.75 per share.

  52-Week High/Low

        Lazard reviewed share price data for the Ordinary Shares for the 52-week period ended November 9, 2009, the day before market speculation regarding a transaction involving FGX and Essilor. Lazard observed that, during this period, the closing share price of Ordinary Shares ranged from $8.06 per share to $15.69 per share, as compared to the merger consideration of $19.75 per share.

  Analyst Price Targets

        In order to illustrate how the merger consideration compared with publicly available price targets, Lazard evaluated published equity research analysts' projected 12-month price targets for the Ordinary Shares. The 12-month price targets reviewed by Lazard ranged from $16.00 to $21.00, as compared to the merger consideration of $19.75 per share.

        In connection with Lazard's services as our investment banker, FGX agreed to pay Lazard an aggregate fee of approximately $6.2 million. A portion of the fee was payable upon Lazard's rendering of its fairness opinion and a substantial portion is payable upon consummation of the Merger. FGX also agreed to reimburse Lazard for certain expenses incurred in connection with Lazard's engagement and to indemnify Lazard and certain related persons under certain circumstances against certain liabilities that may arise from or relate to Lazard's engagement, including certain liabilities under U.S. federal securities laws.

        Lazard, as part of its investment banking business, is continually engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, negotiated underwritings, secondary distributions of listed and unlisted securities, private placements, leveraged buyouts, and valuations for estate, corporate and other purposes. In the ordinary course of their respective businesses, Lazard and LFCM Holdings LLC (an entity indirectly owned in large part by managing directors of Lazard) and their respective affiliates may actively trade securities of FGX and/or the securities of Essilor and certain of their respective affiliates for their own accounts and for the accounts of their customers and, accordingly, may at any time hold a long or short position in such securities. The issuance of Lazard's opinion was approved by an authorized committee of Lazard.

        Lazard is an internationally recognized investment banking firm providing a full range of financial advisory and other services. Lazard was selected to act as investment banker to FGX because of its qualifications, expertise and reputation in investment banking and mergers and acquisitions, as well as its familiarity with the business of FGX.

        FGX and Essilor determined the merger consideration of $19.75 in cash, without interest, per Ordinary Share to be paid to the holders of Ordinary Shares in the Merger through arm's-length negotiations, and our Board of Directors unanimously approved the merger consideration. Lazard conducted the analyses and reviews summarized above for the purpose of providing an opinion to the board as to the fairness, from a financial point of view, to the holders of Ordinary Shares (other than excluded holders) of the consideration to be paid to such holders in the Merger. Lazard did not recommend any specific consideration to the board or any other person or indicate that any given consideration constituted the only appropriate consideration for the Merger.

        Lazard's opinion was one of many factors considered by our Board of Directors. Consequently, the summary of the analyses and reviews provided above should not be viewed as determinative of the opinion of the board with respect to the merger consideration or of whether the board would have been willing to recommend a different transaction or determine that a different merger consideration was fair. Additionally, Lazard's opinion is not intended to confer any rights or remedies upon any employee or creditor of FGX.

Purposes and Effects of the Merger; Consideration

        The principal purpose of the Merger is to enable Essilor to acquire all of our Ordinary Shares and to provide our shareholders with the opportunity to receive a cash payment for their Ordinary Shares at a premium over the recent market prices at which our Ordinary Shares traded before the public announcement of the Merger Agreement. The acquisition will be accomplished by a merger of Merger Sub with and into FGX, with FGX continuing as the surviving corporation and as an indirect wholly-owned subsidiary of Essilor. If the Merger is completed, each Ordinary Share (other than shares owned, directly or indirectly, by Essilor or Merger Sub or any of their wholly-owned subsidiaries, by FGX as treasury shares, or by holders who exercise their dissenters' rights) will be converted into the right to receive $19.75 in cash, without interest and less any applicable withholding taxes. If you are a shareholder of record, you will receive the per share amount after you remit your certificate(s) evidencing your Ordinary Shares in accordance with the instructions contained in a letter of transmittal to be sent to you by the paying agent appointed by Essilor promptly after completion of the Merger, together with the properly completed and signed letter of transmittal and any other documentation required to be completed pursuant to the written instructions. If you hold your shares in book-entry form—that is, without a share certificate—unless you do not vote in favor of the Merger and you exercise your dissenters' rights under the BC Act, the paying agent will automatically send you the per share amount in cash in exchange for the cancellation of your Ordinary Shares after completion of the Merger so long as you comply with applicable tax certification requirements. If your Ordinary Shares are held in "street name" through a bank, broker or other nominee, you may receive instructions from your bank, broker or other nominee as to how to surrender your "street name" shares and receive cash for those shares.

        At the effective time of the Merger, all outstanding options to acquire Ordinary Shares, including those granted pursuant to the Incentive Plans or otherwise, will become fully vested and will be converted into the right to receive an amount in cash (without interest and less any applicable withholding taxes) equal to the product of (1) the number of Ordinary Shares previously subject to each option immediately prior to the effective time of the Merger and (2) the excess of $19.75 over the exercise price per Ordinary Share subject to such option.

        At the effective time of the Merger, each outstanding restricted stock units granted pursuant to the Incentive Plans or otherwise will be cancelled and converted into the right to receive $19.75 in cash (without interest and less any applicable withholding taxes) for each such restricted stock unit.

        Consummation of the Merger will terminate all interests in the Ordinary Shares held by our shareholders in exchange for $19.75 per share in cash, without interest and less any applicable withholding taxes, unless a shareholder properly exercises its dissenters' rights, in which case such shareholder will be entitled to receive the appraisal value of its Ordinary Shares. In addition, FGX will become an indirect wholly-owned subsidiary of Essilor and Essilor will be the sole beneficiary of any earnings and growth of FGX following the Merger. Upon completion of the Merger, the Ordinary

Shares will be delisted from the NASDAQ Global Market, will no longer be publicly traded and will be deregistered under the Exchange Act.

Effects of the Merger Not Being Completed

        If the Merger is not completed for any reason, our shareholders and holders of stock options and restricted stock units will not receive any payment from Essilor for their Ordinary Shares, stock options or restricted stock units. Instead, we will remain a public company and our Ordinary Shares will continue to be listed on the NASDAQ Global Market. If the Merger is not completed, we expect to continue to conduct our business in a manner similar to how it is presently conducted. In such event, the value of our Ordinary Shares would continue to be subject to various risks and opportunities, including the factors described in our past filings with the SEC.

        If the Merger is not completed, the Ordinary Shares may trade at pre-announcement levels or below due to adverse market reaction. If the Merger is not completed, there can be no assurance that any other transaction similar to the Merger would be available to us in the future. Even if such a transaction were available, there can be no assurance that such transaction would be acceptable to our Board of Directors and would offer our shareholders the opportunity to receive a cash payment for their Ordinary Shares at a premium over the recent market prices at which the Ordinary Shares traded before the public announcement of any such transaction.

        Finally, if the Merger Agreement is terminated under certain circumstances, we may be obligated to pay to Essilor a termination fee of $18,330,425. See the section captioned "The Merger Agreement—Termination Fee; Reimbursement of Certain Expenses."

Financing of the Merger

        Essilor has represented in the Merger Agreement that it has, and will have available at the time of the Merger, cash on hand or amounts readily available to it pursuant to existing credit facilities to pay the merger consideration to our shareholders and to pay all other amounts payable by Essilor, Merger Sub or the surviving corporation in connection with the closing of the transactions contemplated by the Merger Agreement. The receipt of financing by Essilor is not a condition to the obligation of Essilor or Merger Sub to complete the Merger.

Employee Matters

        Under the terms of the Merger Agreement, following the completion of the Merger we and Essilor have agreed that:

  •
  from the closing date of the Merger through December 31, 2010, our employees who are employed primarily in the United States who remain in the employment of FGX, as the surviving corporation, and its subsidiaries will receive employee benefits that are substantially comparable in the aggregate (excluding for this purpose equity-based employee benefits) to the employee benefits provided to such employees immediately prior to the Merger;

  •
  Essilor will cause FGX, as the surviving corporation, to recognize the service of each such employee as if such service had been performed with Essilor for all purposes under any employee benefit plan, program, arrangement or agreement in which such employees may become eligible to participate maintained by Essilor or any of its affiliates (including FGX, as the surviving corporation) (other than any post employment health or post employment welfare plan) to the extent credited under the analogous benefit plan maintained by us prior to the Merger, although such employees will not be entitled to such service credit (1) for purposes of benefit accrual under any defined benefit pension plan or (2) if it would result in duplication of benefits with respect to the same period of service;

  •
  with respect to any welfare plan maintained by Essilor in which such employees are eligible to participate after the closing of the Merger, Essilor will, and will cause FGX, as the surviving corporation, to (1) waive all limitations as to preexisting conditions and exclusions with respect to participation and coverage requirements applicable to such employee and such individual's spouse and eligible dependents to the extent that such conditions and exclusions were satisfied or did not apply to such employee and such individual's spouse and eligible dependents under our welfare plans immediately prior to the closing of the Merger, and (2) provide such employee with credit for any co-payments and deductibles paid prior to the closing of the Merger in satisfying any analogous deductible or out-of-pocket requirements to the extent applicable under any such plan; and

  •
  with respect to our employees who are employed primarily outside the United States, following the closing of the Merger, Essilor will provide such employees with employee benefits in accordance with applicable law.

Delisting and Deregistration of Our Ordinary Shares

        If the Merger is completed, our Ordinary Shares will be delisted from the NASDAQ Global Market and will be deregistered under the Exchange Act, and we will no longer file periodic reports with the SEC on account of the Ordinary Shares.

Interests of Our Directors and Executive Officers in the Merger

        When considering the recommendation by our Board of Directors that our shareholders approve the Merger Agreement, you should be aware that our directors and executive officers may have interests in the Merger that are different from, or in addition to, the interests of our other shareholders. Our Board of Directors was aware of these interests and considered them, among other matters, in unanimously approving the Merger Agreement.

        These interests include:

  •
  the accelerated vesting of stock options and restricted stock units in connection with the Merger and their payment in the form of cash, which applies to all such options and restricted stock units, certain of which are held by our directors and executive officers;

  •
  Messrs. Taylor, Flynn, Di Paola and Giguere entering into amendments to their employment agreements with FGX, which amendments provide for the modification of certain payments and benefits following the Merger;

  •
  the accelerated vesting and payment of accounts under our nonqualified deferred compensation plan;

  •
  our agreement to reimburse Berggruen Holdings as of the consummation of the Merger for up to $50,000 in legal fees that it incurred in negotiating and entering into its Support Agreement; and

  •
  Essilor's agreement to provide our directors and officers with certain rights to indemnification and insurance with respect to the performance of their duties with FGX prior to the Merger.

        In addition, on December 23, 2009, the Compensation Committee of our Board of Directors took certain actions with respect to Mr. Taylor to avoid the adverse tax consequences of Sections 280G and 4999 of the Code that would otherwise have applied to us and to Mr. Taylor.

Treatment of Equity Awards Under the Merger Agreement

        The Merger Agreement provides that as of the effective time of the Merger, each outstanding option to purchase Ordinary Shares that was granted pursuant to the Incentive Plans or otherwise, whether or not vested, will be cancelled, and the holder of the option will be entitled to receive an amount in cash without interest and less any applicable withholding taxes equal to the product of (1) the number of Ordinary Shares previously subject to each option immediately prior to the effective time of the Merger and (2) the excess of $19.75 over the exercise price per Ordinary Share subject to such option.

        The Merger Agreement provides that as of the effective time of the Merger, all outstanding restricted stock units granted pursuant to the Incentive Plans or otherwise will be cancelled and converted into the right to receive $19.75 in cash (without interest and less any applicable withholding taxes) for each such restricted stock unit.

        The table below sets forth opposite the name of each of our directors and executive officers the number of Ordinary Shares subject to outstanding stock options (vested and unvested) and restricted stock units (all of which are unvested) held by each such individual as of January 1, 2010.

	Stock Options (Number of Shares/Value)(1)
			Restricted Stock Units (Number of Units/Value)(1)	Total Value of Equity Awards
Name	Unvested	Vested
Alec Taylor	373,718/$3,570,108	107,243/$1,017,556	0/$0	$4,587,664
John H. Flynn, Jr.	100,001/$915,009	85,670/$1,148,438	10,000/$197,500	$2,260,947
Anthony Di Paola	66,595/$320,135	113,187/$459,647	4,000/$79,000	$858,783
Jeffrey J. Giguere	36,414/$206,956	52,825/$233,290	4,000/$79,000	$519,246
Steven Crellin	63,334/$580,906	226,307/$2,586,662	4,000/$79,000	$3,246,568
Jared Bluestein	8,251/$72,382	3,999/$35,086	1,250/$24,688	$132,156
Zvi Erief	8,251/$72,382	3,999/$35,086	1,250/$24,688	$132,156
Charles J. Hinkaty	7,917/$54,524	3,333/$22,764	1,250/$24,688	$101,976
Robert L. McDowell	8,251/$72,382	3,999/$35,086	1,250/$24,688	$132,156
Jennifer D. Stewart	8,251/$72,382	3,999/$35,086	1,250/$24,688	$132,156
Alfred J. Verrecchia	11,250/$106,688	0/$0	1,250/$24,688	$131,376

(1)
The value of stock options is equal to the excess of (1) the product of the number of Ordinary Shares underlying the award and $19.75 minus (2) the aggregate exercise price of the options. The value of restricted stock unit awards is calculated by multiplying $19.75 by the number of Ordinary Shares subject to the award.

Amendments to Executive Officer Employment Agreements

        During negotiation of the Merger Agreement, Essilor requested that each of Messrs. Taylor, Flynn, Di Paola and Giguere execute an amendment to his employment agreement with FGX. The terms of these amendments were negotiated in connection with the execution of the Merger Agreement and were executed on December 15, 2009. These amendments became effective on December 15, 2009, but will be of no effect if the Merger Agreement is terminated before completion of the Merger. Each amendment modifies the description of the executive's duties and authorities to reflect the fact that, following the Merger, we will be a wholly-owned subsidiary of Essilor. Each of these amendments also provides for payment of a retention bonus equal to the cash severance, or "change in control payment," that would have been paid to the executive if his employment had been terminated by FGX without cause on the date the Merger is completed. Under these amendments, each of Messrs. Taylor and Flynn will be entitled to his aggregate retention payment on the second anniversary of completion of the Merger, and each of Messrs. Di Paola and Giguere will be entitled to an amount equal to 30%

of his aggregate retention payment on the first anniversary of the completion of the Merger, and the remainder (i.e., 70%) of his aggregate retention payment on the second anniversary of completion of the Merger, in each case, if the executive continues to be employed by us on such dates. Under the amendments, if, prior to the scheduled payment date, the executive's employment is terminated (1) by us without "cause," (2) by the executive for "good reason" (each term as defined in the executive's employment agreement) or (3) by reason of the executive's death or disability, the executive will be entitled to receive any then-unpaid portion of the retention payment, and the executive will also be entitled to continuation of welfare benefits for two years (in the case of Messrs. Taylor and Flynn) or 18 months (in the case of Messrs. Di Paola and Giguere). In addition, each executive will be entitled to the continued welfare benefits as described above following any termination of employment following the second anniversary of completion of the Merger Agreement.

        We have entered into amendments to the employment agreements with four other executives, including Mr. Crellin, to provide that such executives will be eligible for their change in control payment upon a qualifying termination occurring six months prior and in anticipation of, or within two years following, a change in control of FGX. Completion of the Merger will constitute a change in control for purposes of these agreements.

        The approximate cash payment that could become payable under the amended employment agreements, whether paid as a retention bonus or as severance pay, with respect to each of our executive officers, is as follows: Mr. Taylor, $1.6 million; Mr. Flynn, $1.25 million; Mr. Di Paola, $700,000; Mr. Giguere, $550,000; and Mr. Crellin, $850,000.

Mitigation of Effects of Golden Parachute Tax Rules

        The Compensation Committee of our Board of Directors determined on December 23, 2009 to take certain actions to mitigate the potential adverse tax effects, both on FGX and Mr. Taylor, of the "golden parachute" rules under the Code. These actions included:

  •
  accelerated payment of $240,000, representing a portion of Mr. Taylor's anticipated annual bonus under our 2009 cash bonus plan that would otherwise have been paid in 2010;

  •
  accelerated vesting and delivery to Mr. Taylor of 16,667 restricted stock units that would otherwise have been paid at completion of the Merger, net of a number of Ordinary Shares having a fair market value equal to the minimum tax withholding obligation arising from delivery of such restricted stock units;

  •
  permitting Mr. Taylor to exercise a fully vested stock option for 400,000 Ordinary Shares through a net settlement procedure, pursuant to which we retained from issuance to Mr. Taylor a number of Ordinary Shares having a fair market value equal to the aggregate exercise price of the stock option being exercised and the minimum tax withholding obligation arising from exercise of such stock option; and

  •
  payment to Mr. Taylor of an amount (approximately $38,700) representing the aggregate excess of $19.75 over the fair market value of each Ordinary Share that was retained by us in respect of Mr. Taylor's exercise of the stock option and satisfaction of the minimum tax withholding obligations arising from exercise of the stock option and payment of the restricted stock units.

Payment of Deferred Compensation

        Messrs. Taylor and Flynn have account balances under our Amended and Restated Deferred Compensation Plan, which provides that upon a change in control of FGX, any unvested matching contributions by us will become vested and all accounts will be paid in a lump sum following the change in control event. Completion of the Merger will constitute a change in control event under the Amended and Restated Deferred Compensation Plan. The value of Mr. Taylor's account under this plan as of December 31, 2009, is $157,253.75, all of which will become vested as of completion of the Merger. The value of Mr. Flynn's account under this plan as of December 31, 2009, is $83,836.91, all of which is fully vested.

Reimbursement of Legal Fees of Berggruen Holdings

        In connection with entering into the Merger Agreement, we agreed to reimburse Berggruen Holdings as of the consummation of the Merger for up to $50,000 in legal fees incurred by it in negotiating and entering into its Support Agreement. Mr. Bluestein, one of our directors, is an executive officer of Berggruen Holdings.

Indemnification of Directors and Officers

        Under the Merger Agreement, Essilor has agreed that FGX, as the surviving corporation in the Merger, will continue to indemnify our current and former directors and officers for any acts or omissions in their capacity as officers or directors occurring on or before the effective time of the Merger (to the fullest extent permitted by our articles of association, memorandum of association and certain indemnification agreements) and provide for director and officer liability insurance for a period of six years from and after the effective time of the Merger, subject to certain conditions.

        More specifically, Essilor will cause the surviving corporation to assume the obligations with respect to all rights to exculpation and indemnification for acts or omissions occurring at or prior to the effective time of the Merger now existing in favor of our and our subsidiaries' current or former directors or officers as provided in our memorandum of association and articles of association and any indemnification agreements existing as of the date of, and disclosed to Essilor pursuant to, the Merger Agreement, and those obligations will survive the Merger and will continue in full force and effect.

        From the effective time of the Merger until the sixth anniversary of the effective time (or such longer period as may be necessary with respect to any claim or action with respect to which an indemnitee is entitled to indemnification that is brought and not finally resolved during such period), Essilor will cause the memorandum of association and articles of association of the surviving corporation (or the organizational documents of any successor entity) to contain provisions no less favorable regarding the limitation of liabilities of directors and officers and indemnification than those contained as of the date of the Merger Agreement in our memorandum of association and articles of association, which provisions will not be amended, repealed or otherwise modified in a manner that would adversely affect the rights of the indemnitees.

        For the six-year period commencing immediately after the effective time of the Merger, Essilor will cause the surviving corporation to maintain in effect directors' and officers' liability insurance covering acts or omissions occurring at or prior to the effective time with respect to those persons who are currently (and any additional persons who at or prior to the effective time become) covered by our directors' and officers' liability insurance policies on terms no less favorable to those individuals than the policies in effect on the date of the Merger Agreement (or Essilor may provide substitute policies of at least the same coverage with respect to matters occurring prior to the effective time of the Merger, subject to certain qualifications). At Essilor's option, Essilor may purchase prior to the effective time of the Merger a six-year prepaid "tail policy" on terms and conditions providing substantially equivalent benefits as the current policies of directors' and officers' liability insurance maintained by us and our subsidiaries with respect to matters arising on or before the effective time of the Merger covering the Merger and the other transactions contemplated by the Merger Agreement; however, if, prior to the effective time of the Merger, we can obtain such "tail policy" for less than 200% of the current aggregate annual premiums, we may obtain such "tail policy." If such "tail policy" has been obtained by Essilor or FGX, Essilor must cause such "tail policy" to be maintained in full force and effect, for its full term, and cause all obligations under such "tail policy" to be honored by the surviving corporation.

Support Agreements

        In connection with the Merger Agreement, the Support Agreement Parties entered into the Support Agreements with Essilor, which agreements relate to an aggregate of 7,421,842 Ordinary Shares (excluding stock options and restricted stock units), representing approximately 33% of the Ordinary Shares entitled to vote at the Special Meeting. Pursuant to the Support Agreements and as more fully described therein, each of the Support Agreement Parties, among other things, irrevocably and unconditionally agreed, at any meeting of our shareholders (or any adjournment or postponement thereof), and in any action by written consent of our shareholders, to vote all of their Ordinary Shares (1) in favor of the Merger and the approval of the Merger Agreement; (2) against any Company Alternative Proposal (as defined under the caption "The Merger Agreement—No Solicitation of Alternative Transactions"); (3) against any action or agreement that such Support Agreement Party knows would prevent or materially delay completion of the Merger; and (4) against any change in the composition of our Board of Directors. Mr. Bluestein, one of our directors, is an executive officer of Berggruen Holdings and may be deemed to have shared investment and voting power over the Ordinary Shares held by Berggruen Holdings.

        Each of the Support Agreement Parties, among other things, agreed (1) not to seek any appraisal rights or assert any rights of dissent from the Merger; (2) to comply with the no solicitation provisions of the Merger Agreement (see the section captioned "The Merger Agreement—No Solicitation of Alternative Transactions"); and (3) to certain transfer restrictions with respect to their respective Ordinary Shares. Berggruen Holdings also agreed to deliver to Essilor an irrevocable proxy with respect to its Ordinary Shares.

        Each Support Agreement terminates upon the earliest to occur of (1) the effective time of the Merger, (2) the termination of the Merger Agreement in accordance with its terms and (3) the mutual written consent of Essilor and the applicable Support Agreement Party. Berggruen Holdings is also permitted to terminate its Support Agreement if the Merger Agreement is amended so as to (1) decrease the per share merger consideration or alter the form of the merger consideration so it is no longer composed entirely of cash; (2) impose any additional conditions to Essilor's or Merger Sub's obligation to consummate the Merger; (3) extend the termination date of the Merger Agreement other than as specifically provided in the Merger Agreement; or (4) modify the provisions of the Merger Agreement related to, among other matters, amendment of the Merger Agreement.

        Nothing in the Support Agreements restricts, in any way, the Support Agreement Parties in the exercise of their fiduciary duties as executive officers and/or directors of FGX.

Material U.S. Federal Income Tax Consequences

        The following is a general discussion of the material U.S. federal income tax consequences of the Merger to "U.S. holders" (as defined below) of Ordinary Shares whose Ordinary Shares are converted into the right to receive cash in the Merger. We base this summary on the provisions of the Code, applicable current, temporary and proposed U.S. Treasury Regulations, judicial decisions, and administrative pronouncements of the Internal Revenue Service, rulings and practice, all as of the date of this proxy statement and all of which are subject to change, possibly on a retroactive basis so as to result in U.S. federal income tax consequences different from those summarized below. This discussion is limited to the U.S. federal tax issues addressed herein. This discussion does not address U.S. state, local and non-U.S. tax consequences.

        For purposes of this discussion, we use the term "U.S. holder" to mean a beneficial owner of Ordinary Shares that is for U.S. federal income tax purposes:

  •
  an individual citizen or resident of the United States;

  •
  a corporation, or other entity taxable as a corporation for federal income tax purposes, created or organized in or under the laws of the United States or any state or the District of Columbia;

  •
  a trust if it (1) is subject to the primary supervision of a court within the United States and one or more U.S. persons have the authority to control all substantial decisions of the trust or (2) has in effect a valid election to be treated as a U.S. person under applicable U.S. Treasury Regulations; or

  •
  an estate the income of which is subject to U.S. federal income tax regardless of its source.

        Holders of Ordinary Shares who are not U.S. holders may have different tax consequences than those described below and are urged to consult their tax advisor regarding the tax treatment of the Merger to them under U.S. and non-U.S. tax laws.

        HOLDERS OF ORDINARY SHARES ARE URGED TO CONSULT THEIR TAX ADVISOR ABOUT THE APPLICATION OF THE U.S. FEDERAL INCOME TAX RULES TO THEIR PARTICULAR CIRCUMSTANCES AS WELL AS THE STATE, LOCAL, AND NON-U.S. TAX CONSEQUENCES TO THEM OF THE MERGER.

        The U.S. federal income taxes of a partner in an entity treated as a partnership for U.S. federal income tax purposes that holds Ordinary Shares will depend on the status of the partner and the activities of the partnership. Partners in a partnership holding Ordinary Shares should consult their tax advisors.

        This discussion assumes that a U.S. holder holds Ordinary Shares as a capital asset within the meaning of Section 1221 of the Code (generally, property held for investment). This discussion does not address all aspects of U.S. federal income tax that may be relevant to a U.S. holder in light of its particular circumstances (such as a U.S. holder who properly exercises dissenters' rights), or that may apply to a U.S. holder that is subject to special treatment under the U.S. federal income tax laws (including, for example, insurance companies, dealers in securities or foreign currencies, traders in securities who elect the mark-to-market method of accounting for their securities, shareholders subject to the alternative minimum tax, persons that have a functional currency other than the U.S. dollar, tax-exempt organizations, financial institutions, mutual funds, non-U.S. persons, shareholders who hold Ordinary Shares as part of a hedge, straddle, constructive sale or conversion transaction, shareholders who acquired their Ordinary Shares through the exercise of employee stock options or other compensation arrangements or shareholders who hold (actually or constructively) an equity interest in the surviving corporation after the Merger). This discussion does not address the tax consequences of payments made to the holders of options to acquire Ordinary Shares or restricted stock units in respect of Ordinary Shares. In addition, the discussion does not address any tax considerations under state, local or non-U.S. laws or U.S. federal laws other than those pertaining to the U.S. federal income tax consequences that may apply to U.S. holders. Holders of Ordinary Shares, stock options or restricted stock units are urged to consult their tax advisor to determine the particular tax consequences, including the application and effect of any state, local or non-U.S. income and other tax laws, of the receipt of cash in exchange for Ordinary Shares, stock options and/or restricted stock units pursuant to the Merger.

        The receipt of cash in the Merger by U.S. holders of Ordinary Shares will be a taxable transaction. In general, a U.S. holder of Ordinary Shares will recognize gain or loss equal to the difference between:

  •
  the amount of cash received in exchange for such Ordinary Shares, and

  •
  the U.S. holder's adjusted tax basis in such Ordinary Shares.

        Such gain or loss will be capital gain or loss. If a U.S. holder acquired different blocks of Ordinary Shares at different times or different prices, such U.S. holder must calculate its gain or loss and determine its adjusted tax basis and holding period separately with respect to each block of Ordinary Shares. If the holding period in the Ordinary Shares surrendered in the Merger is greater than one year as of the date of the Merger, the gain or loss will be long-term capital gain or loss. Capital losses are subject to limitations on deductibility under the Code for both corporate and non-corporate U.S. holders. Under current law, certain non-corporate U.S. holders (including individuals) may qualify for preferential rates of U.S. federal income taxation in respect of long-term capital gains.

Information Reporting and Backup Withholding

        Under the Code, a holder of Ordinary Shares may be subject, under certain circumstances, to information reporting on the cash received in the Merger unless such holder is a corporation or other exempt recipient. Backup withholding (currently at a rate of 28%) may also apply with respect to the amount of cash received in the Merger, unless a holder provides proof of an applicable exemption or a correct taxpayer identification number, and otherwise complies with the applicable requirements of the backup withholding rules. Backup withholding is not an additional tax and any amounts withheld under the backup withholding rules may be refunded or credited against a holder's U.S. federal income tax liability, if any, so long as such holder furnishes the required information to the Internal Revenue Service in a timely manner.

Regulatory and Other Governmental Approvals

        Under the HSR Act, transactions such as the Merger cannot be completed until notifications have been filed and certain information has been furnished to the FTC and the DOJ, and until a 30-day statutory waiting period has expired or been terminated. We and Essilor filed our respective Notification and Report Forms with the FTC and DOJ on January 13, 2010 and we both requested early termination of waiting period. As of the date of this proxy statement, the parties have not yet been notified as to whether the request for early termination of the waiting period has been granted. Other than the filing under the HSR Act, neither we nor Essilor are aware of any regulatory approvals required to be obtained, or waiting periods to expire, to complete the Merger. If the parties discover that other approvals or waiting periods are necessary, they will seek to obtain or comply with them. However, we cannot assure you that all regulatory approvals will be obtained.

        At any time before or after completion of the Merger, the FTC or the DOJ or any state could take such action under the antitrust laws as it deems necessary or desirable in the public interest, including seeking to enjoin the completion of the Merger, to rescind the Merger or to seek divestiture of particular assets of the parties. Private parties also may seek to take legal action under the antitrust laws under certain circumstances. A challenge to the transaction on antitrust grounds may be made, and, if such a challenge is made, it is possible that we, Essilor or Merger Sub will not prevail. Pursuant to the Merger Agreement, Essilor is not required to divest assets or agree to any other condition imposed by a regulatory authority. See the section captioned "The Merger Agreement—Reasonable Best Efforts; Antitrust Matters."

        Pursuant to the Merger Agreement, Essilor is not required to divest assets, terminate contractual rights or obligations or restructure the business of FGX or Essilor or their respective subsidiaries or agree to any other condition imposed by a regulatory authority. See the section captioned "The Merger Agreement—Reasonable Best Efforts; Antitrust Matters." Accordingly, even if the Merger Agreement is approved by our shareholders, conditions may be placed on regulatory approvals that could result in either us or Essilor abandoning the Merger.

 Financial Forecasts

        In connection with Essilor's due diligence review of FGX, we provided Essilor with financial forecasts of our operating performance for fiscal years 2009 through 2013 (the "Forecasts"). The Forecasts were also provided to Lazard for use in connection with its financial analyses.

        We do not, as a matter of course, publicly disclose long-term forecasts or projections as to our future financial performance due to, among other reasons, the uncertainty of the underlying assumptions and estimates. The Forecasts were not prepared with a view to public disclosure and are included in this proxy statement only because such information was made available to Essilor in connection with its due diligence review of us and to Lazard. The Forecasts were generally prepared in accordance with U.S. generally accepted accounting principles ("GAAP"), as applied by us at the time the Forecasts were made, as well as our historical accounting policies included in the section captioned "Management's Discussion and Analysis of Financial Condition and Results of Operations" contained in our Annual Report on Form 10-K for the period ended January 3, 2009, but were not prepared with a view to compliance with published guidelines of the SEC regarding projections or the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of prospective financial information. Furthermore, our independent auditors have not examined, compiled or otherwise applied procedures to the Forecasts and accordingly assume no responsibility for them. The Forecasts included in this proxy statement have been prepared by, and are the responsibility of, FGX management. The Forecasts were, in general, prepared for internal use and are subjective in many respects and thus susceptible to interpretations and periodic revisions based on actual experience and business developments.

        In compiling the Forecasts, FGX management took into account historical performance, combined with estimates regarding revenues, operating income, EBITDA and capital spending. Although the Forecasts are presented with numerical specificity, they reflect numerous assumptions and estimates as to future events made by FGX management that FGX management believed were reasonable at the time the Forecasts were prepared. However, this information is not fact and should not be relied upon as being necessarily indicative of actual future results. In addition, factors such as industry performance, the market for our existing and new products and services, and general business, economic, regulatory, market and financial conditions, all of which are difficult to predict and beyond the control of FGX management, may cause the Forecasts or the underlying assumptions not to be reflective of actual future results. Because the Forecasts cover multiple years, such information by its nature becomes less predictive with each successive year. Our shareholders are urged to review our most recent SEC filings for a description of risk factors with respect to our business. See the sections captioned "Cautionary Statement Concerning Forward-Looking Information" and "Where You Can Find More Information." The Forecasts do not take into account any circumstances or events occurring after the date that they were prepared and, accordingly, do not give effect to the Merger or any changes to our operations or strategy that may be implemented after the Merger is completed. Accordingly, there can be no assurance that the Forecast will be realized (whether or not the Merger is completed), and actual results may be materially greater or less than those contained in the Forecasts. The inclusion of this information should not be regarded as an indication that Essilor, Lazard or any other recipient of this information considered, or now considers, the information to be predictive of actual future results.

        Readers of this proxy statement are cautioned not to place undue reliance on the specific portions of the Forecasts set forth below. No one has made or makes any representation to any shareholder or anyone else regarding the information included in the Forecasts. For the foregoing reasons, as well as the bases and assumptions on which the Forecasts were compiled, the inclusion of specific portions of the Forecasts in this proxy statement should not be regarded as an indication that those Forecasts will be an accurate prediction of future events, and they should not be relied on as such. We have prepared from time to time in the past, and may continue to prepare in the future, internal financial forecasts that reflect various estimates and assumptions that change from time to time. Accordingly, the

Forecasts provided in conjunction with the Merger may differ from these forecasts. We do not intend to update or otherwise revise the Forecasts to reflect circumstances existing after the date when made or to reflect the occurrence of future events, even in the event that any or all of the assumptions underlying the Forecasts are shown to be in error or no longer appropriate.

        As referred to below, EBITDA is a financial measure commonly used in the consumer products industry but is not defined under GAAP. EBITDA represents income before interest, income taxes, depreciation and amortization. We believe that EBITDA is a performance measure that provides securities analysts, investors and other interested parties with a measure of operating results unaffected by differences in capital structures, capital investment cycles and ages of related assets among otherwise comparable companies in our industry. We further believe that EBITDA is frequently used by securities analysts, investors and other interested parties in their evaluation of companies, many of which present an EBITDA measure when reporting their results. We believe that EBITDA facilitates company-to-company operating performance comparisons by adjusting for potential differences caused by variations in capital structures (affecting net interest expense), taxation (such as the impact of differences in effective tax rates or net operating losses), and the age and book depreciation of facilities and equipment (affecting relative depreciation expense), which may vary for different companies for reasons unrelated to operating performance. EBITDA has limitations, including that it is not necessarily comparable to other similarly titled financial measures of other companies due to the potential inconsistencies in the method of calculation.

        The Forecasts for the fiscal years 2009 through 2013 are as follows:

		Fiscal Years
($ in millions, except per share data)		2009E	2010E	2011E	2012E	2013E
	Net Sales	$259.5	$281.6	$298.9	$316.2	$334.6
Base Case	EBITDA	$58.9	$66.2	$72.7	$82.2	$91.5
	Earnings Per Share	$1.01	$1.31	$1.59	$1.82	$1.99
	Net Sales		$296.6	$330.4	$364.2	$400.8
Small Acquisitions Case	EBITDA		$68.7	$81.1	$94.4	$111.5
	Earnings Per Share		$1.32	$1.72	$2.00	$2.33
	Net Sales		$281.6	$473.9	$499.9	$527.5
Large Acquisition Case	EBITDA		$66.2	$109.0	$131.0	$145.5
	Earnings Per Share		$1.31	$1.64	$2.24	$2.63

        The Forecasts reflect three scenarios that FGX management believed were reasonably prepared in light of our business and prospects. Our Board of Directors instructed Lazard, based on the board's assessment of the probability, uncertainty and risks associated with the Large Acquisition Case, to utilize only the Base Case and Small Acquisitions Case for purposes of its financial analyses. The material assumptions underlying these three scenarios are:

  •
  Base Case:

  •
  average sales growth of 6% per year;

  •
  gross margin improvement of 50 basis points per year; and

  •
  average tax rate of 36% for 2010 through 2013.

  •
  Small Acquisitions Case: the same assumptions underlying the Base Case, plus

  •
  an acquisition in the middle of 2010 and another in the middle of 2012, each with a purchase price of $30 million and each having annual net sales of $30 million;

  •
  EBITDA of $6 million from each acquisition; and

    •
    both acquisitions financed through new borrowings at a 6% interest rate.

  •
  Large Acquisition Case: the same assumptions underlying the Base Case, plus

  •
  a $270 million non-optical acquisition as of January 1, 2011 with net sales of $175 million;

  •
  EBITDA of $40 million from the acquisition; and

  •
  the acquisition financed through new borrowings at a blended 8% interest rate.

Reconciliation of EBITDA to Net Income

        The Forecasts include a forecast of FGX's EBITDA. EBITDA should not be considered as a substitute for net earnings (loss) or other income or cash flow data prepared in accordance with GAAP. A reconciliation of the differences between EBITDA and net income, a financial measurement prepared in accordance with GAAP, is set forth below. Other than in connection with the preparation of this proxy statement, we did not provide Essilor with this reconciliation. This reconciliation is included in this proxy statement pursuant to SEC requirements.

		Fiscal Years
($ in millions)		2009E	2010E	2011E	2012E	2013E
	Net Income	$22.7	$29.7	$36.3	$41.9	$46.1
	Add back:
	Interest	$5.1	$4.1	$2.5	$1.2	$0.8
Base Case	Taxes	$14.0	$16.9	$20.8	$24.0	$26.4
	Depreciation	$12.4	$11.5	$9.7	$12.4	$15.9
	Amortization	$4.7	$4.0	$3.3	$2.7	$2.3

	EBITDA	$58.9	$66.2	$72.7	$82.2	$91.5
	Net Income		$30.0	$39.2	$46.0	$54.0
	Add back:
	Interest		$5.0	$4.1	$3.4	$3.3
Small Acquisitions Case	Taxes		$17.1	$22.5	$26.3	$30.9
	Depreciation		$12.1	$10.8	$14.2	$19.1
	Amortization		$4.6	$4.4	$4.4	$4.3

	EBITDA		$68.7	$81.1	$94.4	$111.5
	Net Income		$29.7	$37.5	$51.5	$61.2
	Add back:
	Interest		$4.1	$23.7	$21.0	$15.8
Large Acquisition Case	Taxes		$16.9	$21.5	$29.5	$35.0
	Depreciation		$11.5	$15.4	$19.5	$25.1
	Amortization		$4.0	$10.9	$9.5	$8.5

	EBITDA		$66.2	$109.0	$131.0	$145.5

THE MERGER AGREEMENT

        The summary of the terms of the Merger Agreement below and elsewhere in this proxy statement is qualified in its entirety by reference to the Merger Agreement, a copy of which is attached to this proxy statement as Annex A and which we incorporate by reference into this proxy statement. This summary does not purport to be complete and may not contain all of the information about the Merger Agreement that is important to you. We encourage you to carefully read the Merger Agreement in its entirety.

        The Merger Agreement has been included to provide you with information regarding its terms. The representations and warranties described below and included in the Merger Agreement were made by each of FGX, Essilor and Merger Sub for the benefit of the other parties to the Merger Agreement. These representations and warranties were made as of specific dates and are subject to important exceptions and limitations, including a contractual standard of materiality different from that generally applicable under federal securities laws. In addition, the representations and warranties may have been included in the Merger Agreement for the purpose of allocating risk among FGX, Essilor and Merger Sub, rather than to establish matters as facts. Likewise, the covenants, conditions and other terms of the Merger Agreement described below and included in the Merger Agreement were not negotiated by the parties for the purpose of establishing factual information regarding FGX, Essilor and Merger Sub and may be subject to waiver or modification by FGX, Essilor and/or Merger Sub. The Merger Agreement is described in this proxy statement and attached as Annex A in order to provide you with information regarding its terms and conditions.

        You should take note that the assertions embodied in the representations and warranties set forth in the Merger Agreement, and the agreements and other terms set forth in certain covenants, conditions and other terms of the Merger Agreement, are qualified by information in confidential disclosure schedules that have been exchanged by FGX and Essilor. While we do not believe that they contain information that securities laws require us to publicly disclose in this proxy statement other than information that has already been so disclosed, the disclosure schedules do contain information that modifies, quantifies and creates exceptions to the representations, warranties, covenants, conditions and other terms of the Merger Agreement. Accordingly, you should not rely on the representations and warranties as characterizations of the actual state of facts, nor should you rely on the covenants, conditions and other terms of the Merger Agreement insofar as they relate to FGX, Essilor and Merger Sub, since each are modified in important part by the underlying disclosure schedules. These disclosure schedules contain information that has been included in our prior public disclosures, as well as potential additional non-public information. Moreover, information concerning the subject matter of the representations, warranties, covenants, conditions and other terms of the Merger Agreement may have changed since the date of the Merger Agreement, which subsequent information may or may not be fully reflected in our public disclosures. For the foregoing reasons, you should not rely on the representations, warranties, covenants, conditions or other terms of the Merger Agreement or any descriptions thereof as characterizations of the actual state of facts or condition of FGX, Essilor or Merger Sub or any of their respective subsidiaries or affiliates.

        We acknowledge that, notwithstanding the inclusion of the foregoing cautionary statements, we are responsible for considering whether additional specific disclosures of material information regarding material contractual provisions are required to make the statements in this proxy statement not misleading.

The Merger

        The Merger Agreement provides for the merger of Merger Sub with and into FGX upon the terms, and subject to the conditions, of the Merger Agreement and in accordance with the BC Act and Delaware law. As the surviving corporation, FGX will continue to exist following the Merger as an indirect wholly-owned subsidiary of Essilor. FGX will continue as the surviving corporation (1) through the conversion, at the effective time of the Merger, of each ordinary share of Merger Sub into one ordinary share of FGX, as the surviving corporation, and (2) through the conversion of each Ordinary Share into the right to receive the merger consideration (other than as described below).

 Effects of the Merger

        At the effective time of the Merger, as provided in and subject to the Merger Agreement and insofar as consistent with the surviving corporation's memorandum of association and articles of association, all assets of every description of FGX and Merger Sub will vest in the surviving corporation, and all debts, claims, liabilities and obligations of FGX and Merger Sub shall become the debts, claims, liabilities and obligations of the surviving corporation, all as provided under the BC Act and Delaware law.

Effective Time; Closing

        The Merger will become effective at such time as the articles of merger are duly registered by the Registrar of Corporate Affairs in the British Virgin Islands (the "Registrar") and filed with the Secretary of State of the State of Delaware (the "Delaware Secretary") (the "Effective Time"). The parties will execute and file articles of merger with the Registrar and the Delaware Secretary and make all other filings or recordings required under the BC Act or Delaware law in connection with the Merger immediately following the closing of the Merger. The closing will occur on a date as promptly as practicable but no later than the fifth business day after the satisfaction (or, to the extent permitted by law, waiver) of all of the conditions contained in the Merger Agreement (other than those conditions that must be satisfied or waived at the closing, but subject to the satisfaction or waiver of those conditions) or at such other date as FGX and Essilor may agree upon in writing.

Merger Consideration

        The Merger Agreement provides that, subject to the exercise of any dissenter's rights, each issued and outstanding Ordinary Share will be converted at the Effective Time into a right to receive $19.75 in cash, without interest (the "Merger Consideration") (less any applicable withholding taxes). All Ordinary Shares (1) held by FGX in treasury and (2) owned by Merger Sub and Essilor, or any wholly-owned subsidiary thereof, will be cancelled and will cease to exist at the Effective Time by virtue of the Merger and no consideration will be delivered or deliverable in exchange for those shares. If dissenters' rights for any Ordinary Shares are exercised by any of FGX's shareholders, then those shares will be treated as described in the section captioned "Dissenters' Rights of Appraisal."

Payment Procedures

        Essilor will appoint a paying agent, reasonably acceptable to FGX, that will make payment of the Merger Consideration in exchange for certificates representing Ordinary Shares as described above. At or prior to the Effective Time, Essilor will deposit, or cause to be deposited, cash necessary to pay the aggregate Merger Consideration in exchange for Ordinary Shares outstanding immediately prior to the Effective Time (other than as described above). As soon as reasonably practicable after the Effective Time, and in any event, within two business days with respect to Cede & Co. and five business days with respect to all other holders, Essilor will instruct the paying agent to mail to the holders of record of Ordinary Shares a letter of transmittal and instructions explaining how to surrender their share certificates to the paying agent in exchange for the Merger Consideration. Upon surrender of a certificate (or an effective affidavit of loss) for cancellation to the paying agent together with a duly completed and validly executed letter of transmittal, or the receipt of an "agent's message" by the paying agent (or such evidence, if any, of transfer as the paying agent may reasonably request) in the case of book-entry shares, and any other documents customarily required by the paying agent, the holder of such certificate or book entry share will be entitled to receive the appropriate Merger Consideration in cash, minus any withholding taxes required by law. YOU SHOULD NOT RETURN YOUR SHARE CERTIFICATES WITH THE ENCLOSED PROXY CARD, AND YOU SHOULD NOT FORWARD YOUR SHARE CERTIFICATES TO THE PAYING AGENT UNLESS THEY ARE ACCOMPANIED BY AN EXECUTED LETTER OF TRANSMITTAL.

 Treatment of Options to Acquire Ordinary Shares and Restricted Stock Units

        At the Effective Time, all outstanding options to acquire Ordinary Shares, including options granted under the Incentive Plans or otherwise, will become fully vested and will be converted into the right to receive an amount in cash without interest and less any applicable withholding taxes equal to the product of (1) the number of Ordinary Shares previously subject to such stock option and (2) the excess, if any, of the Merger Consideration over the exercise price per Ordinary Share subject to such option.

        At the Effective Time, each outstanding restricted stock unit issued under the Incentive Plans or otherwise will be cancelled and converted into the right to receive the Merger Consideration without interest and less any required withholding taxes for each such restricted stock unit.

Memorandum of Association and Articles of Association of the Surviving Corporation

        At the Effective Time, FGX's memorandum of association and articles of association will be the memorandum and articles of association of the surviving corporation.

Directors and Officers

        At the Effective Time, the officers of FGX will be the officers of the surviving corporation, and the directors of Merger Sub, subject to applicable law, will be appointed as directors of the surviving corporation, in each case until their respective successors are duly elected and qualified or their earlier death, resignation or removal.

Representations and Warranties

        The Merger Agreement contains customary representations and warranties made by FGX that are subject, in some cases, to specified exceptions and qualifications, including the occurrence of a Company Material Adverse Effect (as defined under the caption "—Company Material Adverse Effect"). The representations and warranties relate to, among other things:

  •
  FGX's and its subsidiaries' organization, good standing and corporate power to own, lease and operate their properties and conduct their businesses;

  •
  FGX's ownership of its subsidiaries;

  •
  FGX's capitalization;

  •
  FGX's corporate power and authority to enter into the Merger Agreement and to consummate the transactions contemplated by the Merger Agreement;

  •
  the necessary shareholder vote to approve the Merger Agreement and the transactions contemplated by the Merger Agreement;

  •
  consents and approvals of governmental authorities necessary in order to consummate the Merger;

  •
  the absence of any violation of or conflict with FGX's organizational documents, applicable law or certain agreements of FGX or its subsidiaries as a result of entering into the Merger Agreement and consummating the Merger;

  •
  FGX's SEC filings and correspondence since October 24, 2007 and the consolidated financial statements included in the SEC documents;

  •
  FGX's compliance in all material respects with the applicable provisions of the Sarbanes-Oxley Act of 2002 and the applicable listing and corporate governance rules and regulations of the NASDAQ Global Market;

  •
  FGX's disclosure controls and procedures and internal controls over financial reporting;

  •
  the absence of undisclosed liabilities;

  •
  FGX's and its subsidiaries' compliance with laws;

  •
  FGX's and its subsidiaries' possession of all authorizations, licenses, permits, consents, certificates, approvals and orders of any governmental authority (and their having made all filings, applications and registrations) necessary to own, lease and operate their properties and assets or to carry on their businesses;

  •
  the absence of certain investigations and litigation;

  •
  since July 5, 2009, the businesses of FGX and its subsidiaries having been conducted in all material respects in the ordinary course of business consistent with past practice;

  •
  since July 5, 2009, a Company Material Adverse Effect having not occurred;

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  labor matters;

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  benefit plans;

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  tax matters;

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  intellectual property;

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  material contracts;

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  real properties and leases;

  •
  environmental matters;

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  applicable takeover statutes;

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  insurance policies;

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  Food and Drug Administration and other regulatory compliance in relation to the products sold by FGX and its subsidiaries;

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  certain matters related to the products sold by FGX and its subsidiaries;

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  foreign corrupt practices and international trade sanctions;

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  the absence of undisclosed finders or brokers fees; and

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  receipt by the Board of Directors of a fairness opinion from Lazard.

        The Merger Agreement contains customary representations and warranties made by Essilor and Merger Sub that are subject, in some cases, to specified exceptions and qualifications, including the occurrence of a Parent Material Adverse Effect (as defined in the Merger Agreement). The representations and warranties relate to, among other things:

  •
  Essilor's and Merger Sub's organization, good standing and corporate power to own, lease and operate their properties and conduct their businesses;

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  Essilor's and Merger Sub's corporate power and authority to enter into the Merger Agreement and to consummate the transactions contemplated by the Merger Agreement;

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  consents and approvals of governmental authorities necessary in order to consummate the Merger;

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  the absence of any violation of or conflict with Essilor's and its subsidiaries' organizational documents or applicable law as a result of entering into the Merger Agreement and consummating the Merger;

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  the absence of certain litigation;

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  the adequacy of Essilor's funds to pay all amounts to be paid by it pursuant to the Merger Agreement;

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  the capitalization of Merger Sub;

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  the absence of any required vote or other action of the shareholders of Essilor or its subsidiaries (other than Merger Sub, which vote or action has already been obtained) in order for Essilor to consummate the Merger; and

  •
  the absence of undisclosed finders or brokers fees.

Company Material Adverse Effect

        Many of FGX's representations and warranties are qualified by a Company Material Adverse Effect standard. Under the Merger Agreement, "Company Material Adverse Effect" means any development, change, event, circumstance or effect, individually or in the aggregate with all other developments, changes, events, circumstances or effects, that (1) is or would reasonably be expected to be materially adverse to FGX's or its subsidiaries' business, financial condition or results of operations, taken as a whole, or (2) would prevent or materially impair FGX's ability to consummate the Merger and the other transactions contemplated by the Merger Agreement. A Company Material Adverse Effect does not include any developments, changes, events, circumstances or effects resulting from:

  •
  any changes in national or world economic or political conditions or the national or foreign financial, credit or securities markets as a whole;

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  any changes that affect generally the sunglass and non-prescription reading glass industry (except to the extent that such changes disproportionately impact FGX and its subsidiaries, taken as a whole, relative to other participants in the sunglass or non-prescription reading glass industry);

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  any outbreak or escalation of hostilities or war or any act of sabotage or terrorism, or any escalation or worsening of such acts, or any earthquakes, hurricanes, tornados, other wind storms, floods or other natural disasters, except in the event, and only to the extent, of any damage or destruction to or losses of FGX's or any of its subsidiaries' physical properties;

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  any action taken or not permitted to be taken pursuant to the express terms and conditions of the Merger Agreement or taken or requested not to be taken at the express written direction or with the express written consent of Essilor or Merger Sub;

  •
  changes in GAAP or any law or interpretation or application of the foregoing;

  •
  any failure, in and of itself, by FGX to meet any internal or external projections, forecasts or revenue or earnings predictions for any period (unless such failure is due to a circumstance that would separately constitute a Company Material Adverse Effect);

  •
  the suspension of trading in securities on the New York Stock Exchange or the NASDAQ Global Market or a decline in the price, or a change in the trading volume, of Ordinary Shares on the NASDAQ Global Market (unless such suspension, decline or change is due to a circumstance that would separately constitute a Company Material Adverse Effect);

  •
  any shareholder litigation or threatened shareholder litigation, in each case, arising from allegations of a breach of fiduciary duty or similar obligations in connection with the Merger

    Agreement or the Merger and the other transactions contemplated by the Merger Agreement; and

  •
  the execution or announcement of the Merger Agreement or the transactions contemplated by Merger Agreement, or that is directly attributable to the identity or business of Essilor or its subsidiaries, including any impact on relationships, contractual or otherwise, with customers, suppliers, or employees.

Conduct of FGX's Business

        From and after the date of the Merger Agreement and prior to the Effective Time or the date, if any, on which the Merger Agreement is terminated, except (1) as may be required by law, (2) as may be agreed in writing by Essilor, (3) as may be expressly permitted pursuant to the Merger Agreement or (4) as previously disclosed to Essilor, FGX has agreed to:

  •
  use commercially reasonable efforts to carry on its and its subsidiaries' business in all material respects in the ordinary course of business consistent with past practice; and

  •
  use commercially reasonable efforts to preserve its and its subsidiaries' respective business organizations intact and maintain their existing material relations and goodwill with governmental authorities, customers, suppliers, distributors, creditors, lessors, employees and business associates and keep available the services of their respective present key employees.

        From and after the date of the Merger Agreement and prior to the Effective Time or the date, if any, on which the Merger Agreement is terminated, FGX has agreed that, except as previously disclosed to Essilor, without the prior written consent of Essilor, FGX will not (and will cause its subsidiaries not to), among other things:

  •
  (1) declare or pay any dividends on or distribution with respect to its capital stock, other than dividends in nonmaterial amounts paid as part of its cash management system in the ordinary course of business and consistent with past practice by any of its wholly-owned subsidiaries to FGX or any of its wholly-owed subsidiaries; (2) adjust, subdivide, split, combine or reclassify any of its capital stock or issue or authorize or propose the issuance of any other securities in respect of, in lieu of or in substitution for, its capital stock; or (3) except in connection with the exercise of outstanding stock options or restricted stock units, purchase, redeem or otherwise acquire (directly or indirectly) any of its capital stock or any rights, warrants or options to acquire any such capital stock;

  •
  issue, sell, pledge, dispose of or encumber, or authorize the issuance, sale, pledge, disposition or encumbrance of, any of its or any of its subsidiaries' capital stock or any securities convertible into or exchangeable for any such capital stock, or any rights, warrants or options to acquire or with respect to any such capital stock or convertible or exchangeable securities, or take any action to cause to be exercisable any otherwise unexercisable stock option (except as otherwise required by the express terms of any unexercisable stock option outstanding on the date of the Merger Agreement), other than (1) issuances of Ordinary Shares in respect of any exercise of stock options outstanding on the date of the Merger Agreement, (2) issuances of Ordinary Shares in respect of any settlement of restricted stock units outstanding on the date of the Merger Agreement or (3) grants of stock options or restricted stock units to employees hired after the date of the Merger Agreement consistent with past practice and not to exceed 10,000 stock options or restricted stock units in the aggregate;

  •
  adopt any amendments to its or its subsidiaries' memorandum of association, articles of association or similar organizational documents;

  •
  (1) merge, consolidate, combine or amalgamate with any person other than another wholly-owned subsidiary of FGX; (2) acquire or agree to acquire (including by merging or consolidating with, purchasing any equity interest in or a substantial portion of the assets of, licensing, or by any other manner), any business or any corporation, partnership, association or other business organization or division thereof, other than acquisitions and licenses as to which the purchase price (including assumed indebtedness for borrowed money) is not in excess of $5 million in the aggregate and that are made following reasonable advance notice to Essilor; or (3) make any loans, advances or capital contributions to, or investments in, any person (other than FGX or any wholly-owned subsidiary of FGX or any existing joint venture investment of FGX or any of its subsidiaries), except in each case for loans, advances or capital contributions pursuant to and in accordance with the terms of contracts existing as of the date of the Merger Agreement or otherwise not in excess of $2.5 million in the aggregate and that are made following reasonable advance notice to Essilor;

  •
  sell, lease, license, transfer, exchange or swap, mortgage or otherwise encumber (including securitizations), or subject to any lien (other than permitted liens), or otherwise dispose of, any of its properties or assets, including the capital stock of subsidiaries, other than (1) obsolete fixtures and equipment and inventory, in each case in the ordinary course of business consistent with past practice, (2) pursuant to existing agreements in effect prior to the execution of the Merger Agreement, or (3) the sale of assets with a fair market value less than $2.5 million in the aggregate;

  •
  adopt a plan of complete or partial liquidation or dissolution or consummate a recapitalization or other reorganization;

  •
  materially change financial accounting policies or procedures or any of its methods of reporting income, deductions or other material items for financial accounting purposes, except as required by GAAP, SEC rule or policy or similar principles in non-U.S. jurisdictions, or applicable law;

  •
  (1) use reasonable best efforts to maintain (with insurance companies substantially as financially responsible as its existing insurers) insurance in at least such amounts and against at least such risks and losses as are consistent in all material respects with past practice, and (2) not undertake or permit any compromise or settlement of any claim arising under any of its or its subsidiaries' respective insurance policies where the amounts paid are in excess of $5 million;

  •
  (1) make or change any material election in respect of taxes; (2) settle or compromise any claim, notice, audit report or assessment in respect of a material amount of taxes; (3) amend any material tax return; (4) enter into any tax allocation agreement, tax sharing agreement, tax indemnity agreement, pre-filing agreement, advance pricing agreement, cost sharing agreement or closing agreement relating to any material tax; (5) surrender or forfeit any right to claim a material tax refund; (6) consent to any extension or waiver of the statute of limitations period applicable to any material tax claim or assessment; (7) make or change any tax election to treat FGX or any of its subsidiaries as other than a corporation as defined in Treasury Regulations 301.7701-2 and 301.7701-3 (or any similar definition in any applicable foreign law); (8) take any other action outside the ordinary course of business consistent with past practice if taking such action would materially affect the tax of either FGX or any of its subsidiaries after the closing of the Merger; or (9) take any further action (other than consultations with Essilor, Essilor's advisors and FGX's advisors) to implement its Hungarian tax planning initiative (including forming a Hungarian subsidiary and a Malta branch office);

  •
  except as required by an existing benefit plan in effect as of the date of the Merger Agreement or applicable law, (1) increase the compensation or other benefits payable or to become payable to its directors or officers; (2) increase the compensation or other benefits payable or to become payable generally to its or its subsidiaries' other employees, except in the ordinary course of business consistent with past practice (so long as any across-the-board increase in compensation or other benefits payable shall be made only with the prior written consent of Essilor); (3) other than in the ordinary course of business consistent with past practice or as may be required by existing benefit plans in effect as of the date of the Merger Agreement, grant any severance or termination pay or retention bonus to any employee of FGX or any of its subsidiaries with the title of director or above; (4) enter into any severance agreement with any director or employee of FGX or any of its subsidiaries with a title of director or above (other than in accordance with the terms and conditions of FGX's severance policy in effect on the date of the Merger Agreement); (5) enter into or amend any individual employment arrangement with any officer or other employee of FGX or any of its subsidiaries; (6) accelerate the payment or vesting of benefits or amounts payable or to become payable under any benefit plan or any benefit plan that is not subject to United States law and in which our participation is not mandatory under applicable foreign law; (7) establish, adopt, enter into or amend any bonus plan or arrangement covering its employees; (8) make any material increase in, or commitment to increase materially, any employee benefits; (9) adopt or make any commitment to adopt any material new benefit plan or make any material contribution, other than regularly scheduled contributions, to any benefit plan; or (10) except as required by applicable law, establish, adopt, enter into or amend any collective bargaining agreement, plan, trust, fund, policy or arrangement for the benefit of any of its or its subsidiaries' current or former directors, officers or employees or any of their beneficiaries; however, FGX may pay bonuses in respect of 2009 to its employees based on the achievement of the pre-established performance goals, as adjusted from time to time by the Compensation Committee of the Board of Directors, and consistent with the terms of FGX's bonus plans as in effect on the date of the Merger Agreement;

  •
  enter into or amend any transaction, agreement, understanding or arrangement between (1) FGX or any of its subsidiaries and (2) any affiliate of FGX (other than its subsidiaries) that would be required to be disclosed under Item 404 of Regulation S-K under the Securities Act of 1933, as amended;

  •
  incur any indebtedness for borrowed money, or guarantee any such indebtedness, or issue or sell any debt securities or guarantee any debt securities of others in excess of $5 million in the aggregate, other than purchase money obligations or borrowings under FGX's credit agreement, in each case in the ordinary course of business consistent with past practice;

  •
  (1) enter into any material contract with a term longer than one year that cannot be terminated without material penalty upon notice of 60 days or less, other than any contract for the sale of inventory in the ordinary course of business consistent with past practice; (2) amend, modify, terminate or grant any waiver under any material contract, other than in the ordinary course of business consistent with past practice; or (3) fail to make timely payment of, or to comply with the obligations under, each material contract;

  •
  other than pursuant to its 2010 capital budget as previously disclosed to Essilor, authorize any new capital expenditure or expenditures that exceed $2.5 million in the aggregate;

  •
  settle, release or forgive (1) any claim or litigation not covered by insurance or waive any right thereto, other than in the ordinary course of business consistent with past practice and where the amounts paid by FGX or its subsidiaries do not exceed $1 million individually or $2.5 million in the aggregate and do not involve equitable remedies (including any claims or litigation that would prohibit or restrict FGX from operating as it is currently or has historically), or (2) any claim or litigation by a shareholder related to the Merger and the other transactions contemplated by the Merger Agreement;

  •
  dispose of, license, grant, or obtain, or permit to lapse any rights to, any material intellectual property, or renew any existing material license agreement on materially different terms relative to existing terms, in each case other than in the ordinary conduct of the business consistent with past practice; or

  •
  agree, or permit any of its subsidiaries to agree, in writing or otherwise, to take any of the foregoing actions.

Investigation; Notification

        Prior to the Effective Time, FGX has agreed to afford to Essilor and its representatives reasonable access during normal business hours to FGX's and its subsidiaries' properties, contracts, books and records (subject to certain exceptions) upon reasonable advance notice by Essilor, and to use its reasonable best efforts to cause its representatives to furnish promptly to Essilor such additional financial and operating data and other information customarily prepared prior to the date of the Merger Agreement regarding FGX's and its subsidiaries' respective businesses and properties as Essilor (or its representatives) may from time to time reasonably request.

        FGX and Essilor have agreed to promptly notify the other party of:

  •
  the occurrence, or non-occurrence, of any event that would be likely to cause any condition to the obligations of the other party to effect the Merger and the other transactions contemplated by the Merger Agreement not to be satisfied;

  •
  FGX's or Essilor's failure, as the case may be, to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it under the Merger Agreement that would reasonably be expected to result in any condition to the obligations of the other party to effect the Merger and the other transactions contemplated by the Merger Agreement not to be satisfied;

  •
  the receipt of any notice or other communication from any person alleging that the consent of such person is or may be required in connection with the transactions contemplated by the Merger Agreement;

  •
  the receipt of any notice or other communication from any governmental authority in connection with the transactions contemplated by the Merger Agreement; and

  •
  any actions, investigations or proceedings commenced against, or affecting, such party that, if they were pending on the date of the Merger Agreement, would have been required to be disclosed under the Merger Agreement, or that relate to the consummation of the transactions contemplated by the Merger Agreement.

No Solicitation of Alternative Transactions

        FGX has agreed that neither it nor any of its subsidiaries will, and it will use its reasonable best efforts to cause its and their respective directors, officers, employees, affiliates (including holders of 10% or greater of the Ordinary Shares), accountants, consultants, legal counsel, financial advisors and investment bankers not to, directly or indirectly:

  •
  solicit, initiate or knowingly facilitate or knowingly encourage the submission of any Company Alternative Proposal (as defined below);

  •
  participate in any negotiations regarding, or furnish to any person any nonpublic information (or grant access to any of its or its subsidiaries' properties, assets or nonpublic records) with respect to FGX or any of its subsidiaries in connection with, or in furtherance of, any Company Alternative Proposal;

  •
  engage in discussions with any person with respect to any Company Alternative Proposal, except to notify such person as to the existence of the no solicitation provisions of the Merger Agreement;

  •
  withhold, withdraw or modify (or publicly propose or announce any intention or desire to withhold, withdraw or modify), in a manner adverse to Essilor, the recommendation of the Board of Directors that FGX's shareholders vote in favor of the Merger;

  •
  agree to, accept, approve, endorse or recommend (or publicly propose or announce any intention to agree to, accept, approve, endorse or recommend) any Company Alternative Proposal;

  •
  enter into any letter of intent or similar document or any agreement or commitment providing for any Company Alternative Proposal (except for permitted confidentiality agreements);

  •
  enter into any agreement or agreement in principle requiring FGX to abandon, terminate or fail to consummate the transactions contemplated by the Merger Agreement or breach its obligations under the Merger Agreement; or

  •
  agree to do any of the foregoing.

        Notwithstanding the above limitations, if FGX receives an unsolicited written Company Alternative Proposal that the Board of Directors determines in good faith, after consultation with its outside legal and financial advisors, constitutes or would be reasonably likely to result, after the taking of any of the actions referred to below, in a Company Superior Proposal (as defined below), FGX may (or may direct its representatives to):

  •
  contact the third party making the Company Alternative Proposal (or its representatives) to clarify the terms and conditions of such proposal;

  •
  furnish nonpublic information with respect to FGX and its subsidiaries to the third party (and its representatives) making such Company Alternative Proposal if (1) all such information provided to such third party has previously been made available to Essilor or is made available to Essilor concurrently with such information being provided to the third party, and (2) prior to furnishing such information, FGX receives from the third party an executed confidentiality agreement on terms substantially similar to the terms of the parties' confidentiality agreement; and

  •
  participate in discussions or negotiations with the third party (and its representatives) with respect to the Company Alternative Proposal.

        From and after the execution of the Merger Agreement, FGX has agreed to:

  •
  promptly, and in any event within 48 hours following receipt thereof, advise Essilor orally and in writing of the receipt, directly or indirectly, of any Company Alternative Proposal (including any material modification to such proposal) and any determination by the Board of Directors in good faith, after consultation with its outside legal and financial advisors, that a Company Alternative Proposal is, or is reasonably likely to result in, a Company Superior Proposal; and

  •
  keep Essilor reasonably informed on a reasonably current basis, and in any event within 48 hours following receipt, with respect to any material development relating to such proposal.

        "Company Alternative Proposal" means any unsolicited bona fide proposal or offer made, or any indication of interest in making a proposal or offer, by any person or group prior to the time that FGX's shareholders approve the Merger Agreement (other than a proposal or offer by Essilor or any of its subsidiaries) for:

  •
  a merger or business combination or similar transaction, including any single or multi-step transaction or series of related transactions, with FGX or any of its subsidiaries;

  •
  the direct or indirect acquisition (by purchase, tender offer, exchange offer or otherwise) by any person or group of 20% or more of FGX's and its subsidiaries' assets, taken as a whole;

  •
  the acquisition by any person or group of 20% or more of the issued and outstanding Ordinary Shares or any other class of FGX's or any of its subsidiaries' capital stock (or any securities convertible into any of the foregoing);

  •
  the exclusive, long term license of FGX's and its subsidiaries' trademarks to any person or group if such license would be material to FGX and its subsidiaries, taken as a whole;

  •
  any recapitalization transaction in which FGX's shareholders receive a payment or distribution in the form of cash, debt securities or securities with a limited life; or

  •
  any combination of the foregoing.

        "Company Superior Proposal" means a written Company Alternative Proposal for or in respect of 50% or more of the outstanding Ordinary Shares or all or substantially all of FGX's and its subsidiaries' assets that, in the good faith determination of the Board of Directors, is reasonably capable of being consummated, made by any person or group that the Board of Directors determines in good faith, after consultation with its financial and legal advisors, and considering such factors as the Board of Directors considers to be appropriate (including the conditionality and the timing and likelihood of consummation of such proposal), is on terms that are more favorable, from a financial point of view, to FGX's shareholders than the Merger, and the completion of which is not conditioned on the receipt of financing.

Change in Recommendation

        Notwithstanding the foregoing, the Board of Directors may (1) change, withhold or withdraw (or modify or amend in a manner adverse to Essilor) the Board of Director's recommendation of the Merger, or publicly propose to change, withhold or withdraw (or modify or amend in a manner adverse to Essilor) such recommendation, or (2) recommend or approve, or propose publicly to recommend or approve, any Company Alternative Proposal that constitutes a Company Superior Proposal (such actions, a "Change in Recommendation") if:

  •
  the Board of Directors determines in good faith, after consultation with its outside legal and financial advisors, that the failure of the Board of Directors to effect a Change in Recommendation is reasonably likely to be inconsistent with the directors' exercise of their fiduciary obligations to FGX's shareholders under applicable law;

  •
  FGX has provided Essilor with six business days' prior written notice advising Essilor of the material terms and conditions of such Company Superior Proposal and its intention to make a Change in Recommendation (except that no such notice is required for a Change in Recommendation not made in response to or as a result of a Company Superior Proposal); and

  •
  the Board of Directors has taken into account any revised proposal made by Essilor to FGX within six business days of providing Essilor with notice that FGX intends to make a Change in Recommendation and again has determined such Company Superior Proposal remains a Company Superior Proposal (with Essilor having a further six business days to submit a revised proposal if, during the six business day period described above, the third party making the Company Superior Proposal amends such proposal to increase the consideration to be paid for the Ordinary Shares or amends other material terms of its proposal).

        Following any Change in Recommendation, FGX must provide Essilor with its shareholder lists and Essilor may contact FGX's shareholders and prospective investors.

Proxy Statement; Obligation to Call Special Meeting

        As promptly as reasonably practicable, FGX must, with the assistance of Essilor, prepare and file with the SEC the proxy statement for the Special Meeting.

        Subject to certain conditions, FGX must take all action necessary in accordance with the BC Act and FGX's memorandum of association and articles of association to duly call, give notice of, convene and hold the Special Meeting as promptly as reasonably practicable following the mailing of the proxy statement for the purpose of obtaining their approval of the Merger Agreement. FGX is permitted to postpone the Special Meeting (but not beyond the Termination Date (as defined under the caption "—Termination of the Merger Agreement")) if the Board of Directors determines that postponement is consistent with its fiduciary duties under applicable law.

        Unless the Merger Agreement is terminated, FGX must hold the Special Meeting, even if the Board of Directors no longer recommends that FGX's shareholders approve the Merger Agreement.

Employee Matters

        From the closing date through December 31, 2010, FGX's employees who are employed primarily in the United States who remain in the employment of the surviving corporation and its subsidiaries (the "Continuing Employees") will receive employee benefits that are that substantially comparable in the aggregate (excluding for this purpose equity-based employee benefits) to the employee benefits provided to the Continuing Employees immediately prior to the Effective Time.

        Essilor will cause the surviving corporation to recognize the service of each Continuing Employee as if such service had been performed with Essilor for all purposes under any employee benefit plan, program, arrangement or agreement in which the Continuing Employee may become eligible to participate maintained by Essilor or any of its affiliates (including the surviving corporation) (other than any post employment health or post employment welfare plan) to the extent credited under the analogous FGX benefit plan. However, Continuing Employees will not be entitled to such service credit (1) for purposes of benefit accrual under any defined benefit pension plan or (2) if it would result in duplication of benefits with respect to the same period of service.

        With respect to any welfare plan maintained by Essilor in which Continuing Employees are eligible to participate after the Effective Time, Essilor shall, and shall cause the surviving corporation to, (1) waive all limitations as to preexisting conditions and exclusions with respect to participation and coverage requirements applicable to such employee and such individual's spouse and eligible dependents to the extent that such conditions and exclusions were satisfied or did not apply to such employee and such individual's spouse and eligible dependents under the welfare plans of FGX and its subsidiaries immediately prior to the Effective Time, and (2) provide each Continuing Employee with credit for any co-payments and deductibles paid prior to the Effective Time in satisfying any analogous deductible or out-of-pocket requirements to the extent applicable under any such plan.

        With respect to the employees of FGX who are employed primarily outside the United States, following the Effective Time, Essilor and its subsidiaries will provide such employees with employee benefits in accordance with applicable law.

Reasonable Best Efforts; Antitrust Matters

        Subject to the terms and conditions contained in the Merger Agreement, each of FGX, Essilor and Merger Sub have agreed to use their reasonable best efforts (subject to, and in accordance with, applicable law) to:

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  assist and cooperate with the other parties in doing all things necessary, proper or advisable under applicable laws and regulations to consummate the Merger;

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  promptly, but in no event later than 30 days after the date of the Merger Agreement, make each party's respective filings and thereafter make any other required submissions pursuant to the HSR Act;

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  cooperate with each other in (1) determining whether any filings are required to be made with, or consents, permits, authorizations, clearances or approvals are required to be obtained from, any third parties or other governmental authorities (including any non-U.S. jurisdiction) in connection with the execution and delivery of the Merger Agreement and the consummation of the Merger, and (2) promptly making all such filings and seeking all such consents, permits, authorizations or approvals; and

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  take, or cause to be taken, all other actions and do, or cause to be done, all other things necessary, proper or advisable to consummate and make effective the Merger, including taking all such further action as reasonably may be necessary to resolve such objections, if any, as the FTC, the DOJ, state antitrust enforcement authorities or competition authorities of any other nation or other jurisdiction or any other person may assert under regulatory laws with respect to the Merger, and to avoid or eliminate each and every impediment under any applicable laws that may be asserted by any governmental authority with respect to the Merger to enable the closing of the Merger to occur as soon as reasonably possible.

        Under the Merger Agreement, Essilor is not required to take (or agree to take), and, without Essilor's prior consent, FGX will not take (and will not agree to take), any of the following actions (any of such actions, an "Adverse Antitrust Action"):

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  selling or otherwise disposing of, or holding separate and agreeing to sell or otherwise dispose of, assets, categories of assets or businesses of FGX or Essilor or their respective subsidiaries;

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  terminating existing relationships, contractual rights or obligations of FGX or Essilor or their respective subsidiaries;

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  terminating any venture or other arrangement;

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  creating any relationship, contractual rights or obligations of FGX or Essilor or their respective subsidiaries; or

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  effectuating any other change or restructuring of FGX or Essilor or their respective subsidiaries.

        If a governmental authority were to impose (or threaten in writing) an Adverse Antitrust Action, Essilor would not be obligated to proceed with the Merger.

        FGX and Essilor have agreed to:

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  (1) furnish to the other party such information and assistance as that party reasonably may request in connection with the preparation of any submissions to, or agency proceedings by, any governmental authorities; (2) promptly inform the other party of any communications with, and inquiries or requests for information from, such governmental authorities in connection with the Merger and the other transactions contemplated by the Merger Agreement; and (3) consult with the other party in advance of any meeting or conference with any such governmental authority or, in connection with any proceeding by a private party, with any other person, and to the extent permitted by such applicable governmental authority or other person, give the other party the opportunity to attend and participate in such meetings and conferences;

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  use reasonable best efforts to resolve any objections or challenges (if any objections are asserted with respect to the Merger under any regulatory laws or if any suit is instituted by any governmental authority or any private party challenging any of the transactions contemplated by the Merger Agreement as violative of any regulatory law) to permit consummation of the Merger; and

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  contest and resist any action or proceeding and have vacated, lifted, reversed or overturned any decree, judgment, injunction or other order, whether temporary, preliminary or permanent, that is in effect and that prohibits, prevents or restricts consummation of the Merger if any administrative, arbitral or judicial action or proceeding, including any proceeding by a private party, is instituted (or threatened to be instituted) challenging the Merger as violative of any regulatory laws.

Merger Sub

        Essilor shall (1) cause Merger Sub to perform its obligations under the Merger Agreement and to consummate the Merger on the terms and conditions set forth in the Merger Agreement, and (2) ensure that, prior to the Effective Time, Merger Sub shall not conduct any business or make any investments other than as specifically contemplated by the Merger Agreement, or incur or guarantee any indebtedness.

Conduct of Essilor's Business

        From the date of the Merger Agreement until the Effective Time or, if applicable, the date on which the Merger Agreement is terminated, Essilor has agreed not to acquire or propose to acquire (1) any corporation, partnership or other business organization or division thereof that sells sunglasses or non-prescription reading glasses in the United States if the acquisition would be subject to the reporting requirements of the HSR Act and could reasonably be expected to prevent, materially delay or materially impair the consummation of the Merger, or (2) beneficial ownership of any capital stock of FGX or its subsidiaries.

Directors' and Officers' Indemnification and Insurance

        Essilor will cause the surviving corporation to assume the obligations with respect to all rights to exculpation and indemnification for acts or omissions occurring at or prior to the Effective Time now existing in favor of FGX's and its subsidiaries' current or former directors or officers as provided in FGX's memorandum of association and articles of association and any indemnification agreements existing as of the date of, and disclosed to Essilor pursuant to, the Merger Agreement, and those obligations will survive the Merger and will continue in full force and effect.

        From the Effective Time until the sixth anniversary of the Effective Time (or such longer period as may be necessary with respect to any claim or action with respect to which an indemnitee is entitled to indemnification that is brought and not finally resolved during such period), Essilor will cause the memorandum of association and articles of association of the surviving corporation (or the organizational documents of any successor entity) to contain provisions no less favorable regarding the limitation of liabilities of directors and officers and indemnification than those contained as of the date of the Merger Agreement in FGX's memorandum of association and articles of association, which provisions will not be amended, repealed or otherwise modified in a manner that would adversely affect the rights of the indemnitees.

        For the six-year period commencing immediately after the Effective Time, Essilor will cause the surviving corporation to maintain in effect directors' and officers' liability insurance covering acts or omissions occurring at or prior to the Effective Time with respect to those persons who are currently (and any additional persons who at or prior to the Effective Time become) covered by FGX's directors' and officers' liability insurance policies on terms no less favorable to those individuals than the policies in effect on the date of the Merger Agreement (or Essilor may provide substitute policies of at least the same coverage with respect to matters occurring prior to the Effective Time, subject to certain qualifications). At Essilor's option, Essilor may purchase prior to the Effective Time a six-year prepaid "tail policy" on terms and conditions providing substantially equivalent benefits as the current policies of directors' and officers' liability insurance maintained by FGX and its subsidiaries with respect to matters arising on or before the Effective Time covering the Merger and the other transactions contemplated by the Merger Agreement; however, if, prior to the Effective Time, FGX can obtain such

"tail policy" for less than 200% of the current aggregate annual premiums, FGX may obtain such "tail policy." If such "tail policy" has been obtained by Essilor or FGX, Essilor must cause such "tail policy" to be maintained in full force and effect, for its full term, and cause all obligations under such "tail policy" to be honored by the surviving corporation.

Support Agreements

        To the extent that ownership of Ordinary Shares in respect of any Support Agreement Party is held in "street name," FGX will, to the extent that such action is being requested pursuant to the Support Agreements, use its reasonable best efforts to facilitate the issuance of certificates for Ordinary Shares in the name of such party as promptly as practicable after the date of the Merger Agreement (and in any event within 10 business days after the date of the Merger Agreement). FGX has also agreed not to register the transfer of any Ordinary Shares, stock options or restricted stock units subject to the Support Agreements during the term of the Support Agreements without the prior written consent of Essilor.

Certain Actions

        FGX has agreed that no earlier than two business days prior to the closing of the Merger, upon the written request of Essilor, it will take certain actions in connection with terminating, assigning and/or unwinding certain contracts that may cause Essilor adverse tax consequences under French law.

Non-Survival of Representations, Warranties, Covenants and Agreements

        The representations and warranties in the Merger Agreement will not survive the Effective Time. Each covenant or agreement of the parties in the Merger Agreement, including any rights arising out of any breach of those covenants or agreements, will not survive the Effective Time, other than any covenant or agreement that by its terms contemplates performance after the Effective Time, which will survive until fully performed.

Conditions to Closing

        Conditions to Each Party's Obligation.    The obligations of the parties to effect the Merger are subject to the fulfillment (or waiver if permitted under applicable law) at or prior to the Effective Time of the following conditions:

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  Shareholder Approval.  FGX's shareholders must approve the Merger Agreement in accordance with the BC Act and FGX's memorandum of association and articles of association;

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  No Orders or Actions.  There must be no law or order by any governmental authority that prohibits the consummation of the Merger and that continues to be in effect, and there must not be any instituted or pending action (or action threatened in writing) by any government authority seeking to effect an Adverse Antitrust Action; and

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  Antitrust Laws.  The waiting period under the HSR Act and any other applicable antitrust or competition laws must have expired or been terminated, or the parties must have received any required antirust approval.

        Conditions to the Obligation of FGX.    FGX's obligation to effect the Merger and to otherwise consummate the transactions contemplated by the Merger Agreement is subject to the satisfaction (or waiver if permitted by applicable law) of each of the following additional conditions:

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  Accuracy of Essilor and Merger Sub's Representations and Warranties.  (1) The representations and warranties of Essilor and Merger Sub set forth in the Merger Agreement that are qualified by Parent Material Adverse Effect must be true and correct in all respects, and (2) the representations and warranties of Essilor and Merger Sub set forth in the Merger Agreement that are not qualified by Parent Material Adverse Effect must be true and correct (without giving effect to any "materiality" qualifiers set forth therein), in the case of each of clauses (1) and (2) as of the closing date of the Merger as though made at and as of the closing date (or, in the case of those representations and warranties that are made as of a particular date or period, as of such date or period), except in the case of each clauses (1) and (2) for such failures to be true and correct as would not in the aggregate have a Parent Material Adverse Effect;

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  Performance of Covenants.  Each of Essilor and Merger Sub must have in all material respects performed all obligations and complied with all covenants required by the Merger Agreement to be performed or complied with by it prior to the Effective Time; and

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  Delivery of Officer's Certificate.  Essilor must have delivered to FGX a certificate executed by an executive committee member (in the case of Essilor) and a senior officer (in the case of Merger Sub) certifying that the two conditions described above have been satisfied.

        Conditions to the Obligation of Essilor and Merger Sub.    The obligation of Essilor and Merger Sub to effect the Merger and to otherwise consummate the transactions contemplated by the Merger Agreement is subject to the satisfaction (or waiver if permitted by applicable law) of each of the following additional conditions:

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  Accuracy of FGX's Representations and Warranties.  Except as set forth in the next sentence, (1) the representations and warranties of FGX set forth in the Merger Agreement that are qualified by Company Material Adverse Effect must be true and correct in all respects, and (2) the representations and warranties of FGX set forth in the Merger Agreement that are not qualified by Company Material Adverse Effect must be true and correct (without giving effect to any "materiality" qualifiers set forth therein), in the case of each of clauses (1) and (2) as of the closing date of the Merger as though made at and as of the closing date (or, in the case of those representations and warranties that are made as of a particular date or period, as of such date or period), except in the case of each of clauses (1) and (2) for such failures to be true and correct as would not in the aggregate have a Company Material Adverse Effect. The representations and warranties of FGX regarding its capitalization must be true and correct in all material respects at and as of the closing date (or, in the case of those representations and warranties that are made as of a particular date or period, as of such date or period);

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  Performance of Covenants.  FGX must have in all material respects performed all obligations and complied with all covenants required by the Merger Agreement to be performed or complied with by it prior to the Effective Time;

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  Delivery of Officer's Certificate.  FGX must have delivered to Essilor a certificate, executed by the Chief Executive Officer or Chief Financial Officer of FGX, certifying that the two conditions described above have been satisfied;

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  No Company Material Adverse Effect.  No Company Material Adverse Effect must have occurred since the date of the Merger Agreement; and

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  Dissenting Shares.  The number of Ordinary Shares for which written demand for payment has been made pursuant to Section 179 of the BC Act must not exceed (1) 12% (inclusive of any 10% or greater shareholder of FGX) or (2) 7% (exclusive of any 10% or greater shareholder of FGX), in each case with respect to the aggregate number of Ordinary Shares outstanding immediately before the Effective Time.

Termination of the Merger Agreement

        The Merger Agreement may be terminated prior to the Effective Time as follows:

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  by mutual written consent of FGX and Essilor;

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  by either FGX or Essilor if:

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  the Effective Time shall not have occurred on or before September 30, 2010 (the "Termination Date"), except that if all conditions to the Merger Agreement shall have been satisfied or waived (other than those conditions that are satisfied by action taken at the closing), other than those conditions described in the second and third bullets under the caption "—Conditions to Closing—Conditions to Each Party's Obligation," Essilor may extend the Termination Date to December 31, 2010; provided that this right to terminate the Merger Agreement shall not be available to any party whose breach of any representation or warranty or failure to comply with or perform in any material respect any covenant under the Merger Agreement shall have proximately caused the Effective Time not to occur on or before the Termination Date;

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  any law or order prohibiting the Merger shall have become final and non-appealable; provided that this right to terminate the Merger Agreement shall not be available to any party who shall have breached in any material respect its obligations under the Merger Agreement in any manner than shall have proximately caused the foregoing to occur; or

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  the Merger Agreement is not approved by FGX's shareholders at the Special Meeting;

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  by FGX if:

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  Essilor breaches or fails to perform in any material respect any of its representations, warranties, covenants or other agreements contained in the Merger Agreement, which breach or failure to perform (1) would result in a failure of a mutual condition or a condition in FGX's favor and (2) is not cured with 15 business days after FGX has given Essilor written notice of such breach and its intention to terminate the Merger Agreement; provided that no cure period shall be available or applicable to any such breach that by its nature cannot be cured and provided further that FGX may not exercise this right to terminate the Merger Agreement if FGX is then in material breach of the Merger Agreement; or

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  prior to FGX's shareholders approving the Merger Agreement, the Board of Directors has concluded in good faith, after consultation with its outside legal and financial advisors, that a Company Alternative Proposal is a Company Superior Proposal and has determined to enter into a definitive agreement with respect to such Company Alternative Proposal; provided that (1) FGX shall have materially complied with the applicable no solicitation provisions of the Merger Agreement in connection with such Company Alternative Proposal; (2) FGX shall have given Essilor six business days written notice of the material terms and conditions of the Company Superior Proposal and its intention to terminate the Merger Agreement; and (3) the Board of Directors has taken into account any revised proposal made by Essilor within six business days of Essilor being provided with notice that FGX intends to terminate the Merger Agreement to accept such Company Superior Proposal and has again determined that such Company Superior Proposal remains a Company Superior Proposal (with Essilor having a further six business days to submit a revised proposal if, during the six business day period described above, the third party making the Company Superior Proposal amends such proposal to increase the consideration to be paid for Ordinary Shares or amends other material terms of its proposal); or

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  by Essilor if:

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  FGX breaches or fails to perform in any material respect any of its representations, warranties, covenants or other agreements contained in the Merger Agreement, which breach or failure to perform (1) would result in a failure of a mutual condition or a condition in Essilor's favor and (2) is not cured with 15 business days after Essilor has given FGX written notice of such breach and its intention to terminate the Merger Agreement; provided that no cure period shall be available or applicable to any such breach that by its nature cannot be cured and provided further that Essilor may not exercise this right to terminate the Merger Agreement if Essilor is then in material breach of the Merger Agreement;

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  the Board of Directors (1) makes a Change in Recommendation; (2) determines that a Company Alternative Proposal constitutes a Company Superior Proposal; (3) provides Essilor with a notice of its intention to terminate the Merger Agreement to accept a Company Superior Proposal; (4) fails to publicly affirm its recommendation that FGX's shareholders approve the Merger Agreement or recommend against a Company Alternative Proposal within 10 business days of Essilor's request to do so; or (5) resolves or otherwise determines to take, or announces an intention to take, any of the foregoing actions; or

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  FGX materially breaches the no solicitation provisions of the Merger Agreement so as to result in material harm to Essilor or deprive Essilor of a material benefit of such provisions.

        In the event that the Merger Agreement is terminated, all provisions of the Merger Agreement terminate (other the parties' confidentiality agreement, the provisions described under the caption "—Termination Fee; Reimbursement of Certain Expenses" and certain other miscellaneous provisions) and the parties will have no further liability to each other except for an intentional breach of the Merger Agreement, fraud or as provided in the parties' confidentiality agreement.

Termination Fee; Reimbursement of Certain Expenses

        The Merger Agreement obligates FGX to pay Essilor a termination fee equal to $18,330,425 under the following circumstances:

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  if FGX terminates the Merger Agreement to enter into an agreement in respect of a Company Superior Proposal;

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  if Essilor terminates the Merger Agreement because

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  the Board of Directors (1) makes a Change in Recommendation; (2) determines that a Company Alternative Proposal constitutes a Company Superior Proposal; (3) provides Essilor with a notice of its intention to terminate the Merger Agreement to accept a Company Superior Proposal; (4) fails to publicly affirm its recommendation that FGX's shareholders approve the Merger Agreement or recommend against a Company Alternative Proposal within 10 business days of Essilor's request to do so; or (5) resolves or otherwise determines to take, or announces an intention to take, any of the foregoing actions; or

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  FGX materially breaches the no solicitation provisions of the Merger Agreement so as to result in material harm to Essilor or deprive Essilor of a material benefit of such provisions; or

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  if

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  a Company Alternative Proposal is publicly proposed or disclosed by the person or group making such proposal and not irrevocably withdrawn at the time of the Special Meeting or resubmitted within three months after the date of the Special Meeting;

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    Essilor or FGX terminates the Merger Agreement because the Termination Date has occurred or because the Merger Agreement is not approved by FGX's shareholders at the Special Meeting, or Essilor terminates the Merger Agreement because FGX breaches or fails to perform in any material respect any of its representations, warranties, covenants or other agreements contained in the Merger Agreement; and

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    within one year after the Merger Agreement is terminated, FGX enters into an agreement providing for a Qualifying Transaction (as defined below), whether or not such agreement is with the person or group who made the Company Alternative Proposal referred to above.

        A "Qualifying Transaction" means any:

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  merger or business combination or similar transaction, including any single or multi-step transaction or series of transactions, with FGX or any of its subsidiaries;

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  direct or indirect acquisition (by purchase, tender offer, exchange offer or otherwise) by any person or group of 35% or more of FGX's and its subsidiaries' assets, taken as a whole;

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  acquisition by any person of 35% or more of the issued and outstanding Ordinary Shares or any other class of capital stock of FGX or any of its subsidiaries (or any securities convertible into any of the foregoing); or

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  combination of the foregoing.

        If Essilor terminates the Merger Agreement because FGX breaches or fails to perform in any material respect any of its representations, warranties, covenants or other agreements contained in the Merger Agreement (other than for a termination in respect of a breach of a representation or warranty occurring after (and not as of) the date of the Merger Agreement based on facts, events or circumstances occurring after (and not as of or prior to) the date of the Merger Agreement), then FGX must reimburse Essilor for up to $2 million of its reasonable and documented out-of-pocket expenses, fees and costs incurred in connection with the Merger. If Essilor receives a "second request" pursuant to the HSR Act, then FGX must reimburse Essilor for up to $5 million of such expenses, fees and costs in connection with such termination. If FGX reimburses any of Essilor's expenses and the termination fee described above thereafter becomes payable, the amount of the termination fee will be reduced by the amount of the expenses paid to Essilor.

        FGX and Essilor have agreed that in no event shall Essilor be required to pay the termination fee on more than one occasion. If Essilor receives the termination fee from FGX, such payment shall be the sole and exclusive remedy of Essilor and Merger Sub, their affiliates and their respective former, current or future directors, officers, employees, agents, shareholders, general or limited partners, managers, members, representatives or assignees for any loss or damage suffered as a result of the failure of the Merger to be consummated, except in the case of liability of a party for intentional breach of the Merger Agreement, fraud or as provided in the parties' confidentiality agreement.

Expenses

        Except as described under the caption "—Termination Fee; Reimbursement of Certain Expenses," whether or not the Merger is consummated, all costs and expenses incurred in connection with the Merger will be paid by the party incurring or required to incur those expenses. In addition, FGX has agreed to reimburse Berggruen Holdings as of the consummation of the Merger for up to $50,000 in legal fees incurred by Berggruen Holdings in negotiating and entering into its Support Agreement.

 Amendment

        At any time before or after approval of the matters presented in connection with the Merger by FGX's shareholders and prior to the Effective Time, the Merger Agreement may be amended or supplemented in writing by agreement between FGX and Essilor, except that following approval by the shareholders of FGX, there shall be no amendment or change to the provisions of the Merger Agreement except as permitted by applicable law.

No Third-Party Beneficiaries

        Except for (1) the rights of FGX's shareholders to receive the aggregate Merger Consideration at the Effective Time, (2) the right of holders of stock options and restricted stock units to receive the respective amounts described under the caption "—Treatment of Options to Acquire Ordinary Shares and Restricted Stock Units," and (3) the provisions of the Merger Agreement described under the caption "—Directors' and Officers' Indemnification and Insurance," the Merger Agreement is not intended to and does not confer upon any person other than Essilor, Merger Sub and FGX any rights or remedies.

Specific Performance; Damages

        The parties are entitled to an injunction or injunctions to prevent breaches of the Merger Agreement and to enforce specifically the terms and provisions of the Merger Agreement, in addition to any other remedy to which they are entitled at law or in equity (including, in the case of damages sought by FGX, damages based on the aggregate Merger Consideration payable to FGX's shareholders pursuant to the terms of the Merger Agreement). If Essilor receives the termination fee from FGX, such payment shall be the sole and exclusive remedy of Essilor and Merger Sub, their affiliates and their respective former, current or future directors, officers, employees, agents, shareholders, general or limited partners, managers, members, representatives or assignees for any loss or damage suffered as a result of the failure of the Merger to be consummated, except in the case of liability of a party for intentional breach of the Merger Agreement, fraud or as provided in the parties' confidentiality agreement.

Governing Law; Venue

        Except to the extent that the internal laws of the British Virgin Islands or the State of Delaware apply in respect of the procedural aspects of the Merger, the Merger Agreement is governed by the laws of the State of New York. State and federal courts located in New York, New York are the venue for any disputes regarding the Merger Agreement.

ADJOURNMENT OF THE SPECIAL MEETING

The Adjournment Proposal

        If the number of Ordinary Shares present in person or represented by proxy at the Special Meeting voting in favor of the proposal to approve the Merger Agreement is insufficient to approve the Merger Agreement at the time of the Special Meeting, we intend to move to adjourn the Special Meeting in order to enable our Board of Directors to solicit additional proxies in respect of the proposal to approve the Merger Agreement.

        In this proposal regarding the adjournment of the Special Meeting, we are asking you to authorize the holder of any proxy solicited by our Board of Directors to vote in favor of granting discretionary authority to the proxy to adjourn the Special Meeting for the purpose of soliciting additional proxies in favor of the proposal to approve the Merger Agreement. If our shareholders approve the adjournment proposal, we could adjourn the Special Meeting and any adjourned session of the Special Meeting and use the additional time to solicit additional proxies, including the solicitation of proxies from shareholders that have previously returned properly executed proxies voting against the Merger Agreement. Among other things, approval of the adjournment proposal could mean that, even if we had received proxies representing a sufficient number of votes against the Merger Agreement such that the proposal to approve the Merger Agreement would be defeated, we could adjourn the Special Meeting without a vote on the approval of the Merger Agreement and seek to convince the holders of those shares to change their votes to votes in favor of the Merger Agreement. Additionally, we may seek to adjourn the Special Meeting if a quorum is not present at the Special Meeting.

Vote Required and Board Recommendation

        Approval of the proposal to adjourn the Special Meeting requires an affirmative vote of a majority of the Ordinary Shares that are present at the Special Meeting and entitled to vote and that are voted. No proxy that is specifically marked "AGAINST" the proposal to approve the Merger Agreement will be voted in favor of the proposal to adjourn the Special Meeting, unless it is specifically marked "FOR" the adjournment proposal.

        Our Board of Directors believes that if the number of Ordinary Shares present in person or represented by proxy at the Special Meeting voting in favor of the proposal to approve the Merger Agreement is not a sufficient number of shares to approve the Merger Agreement, it is in the best interests of FGX and its shareholders to enable the board to continue to seek to obtain a sufficient number of additional votes in favor of the proposal to approve the Merger Agreement.

        Our Board of Directors recommends that you vote "FOR" adjournment or postponement of the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve the Merger Agreement.

DISSENTERS' RIGHTS OF APPRAISAL

        The following summary of the rights of dissenting shareholders is qualified in its entirety by the provisions of Section 179 of the BC Act. The text of Section 179 is set out in full as Annex C to this proxy statement. The right to dissent is applicable only to our shareholders as of the record date. Any shareholder wishing to avail itself of its rights to dissent provided by Section 179 of the BC Act should seek its own legal advice, as failure to comply strictly with the provisions of Section 179 of the BC Act may prejudice such shareholder's right of dissent.

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  Under the BC Act, a shareholder can invoke the right to receive payment of the fair value of his, her or its shares if the shareholder dissents, under Section 179(1)(a) of the BC Act, from a proposal by FGX to merge.

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  If, at any time before the time the shareholder provides notice of such shareholder's election to dissent to FGX pursuant to section 179(5) of the BC Act and before the time that the vote is taken on the Merger Agreement, a shareholder wishes to discontinue the exercise of his, her or its right to dissent under the BC Act and to receive the merger consideration in respect of each of such shareholder's Ordinary Shares, that shareholder must provide written confirmation to FGX of the revocation of the notice of written objection sent by the shareholder to FGX.

        Any shareholder wishing to dissent, and obtain payment in cash of the fair value of such shareholder's Ordinary Shares, must adhere to the following procedures:

  •
  Such shareholder must give written notice to FGX before the special meeting of shareholders at which the Merger is submitted to a vote, or at the special meeting but before the vote on the Merger, that such shareholder objects to the Merger and that such shareholder proposes to demand payment for its shares if the Merger is approved.

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  Within 20 days immediately following the date on which shareholders approve the Merger, FGX shall give written notice to the dissenting shareholder(s) that the Merger was approved.

  •
  Within 20 days of the date of the notice from FGX referred to above, the dissenting shareholder(s) must give to FGX written notice of their decision to dissent, such notice to state their name and address, the number and class of shares in respect of which they dissent and a demand for payment of fair value of their shares.

        A shareholder who dissents shall do so in respect of all Ordinary Shares that such shareholder holds.

        Once FGX gives written notice that the Merger was approved, a dissenting shareholder ceases to have any rights as a shareholder of FGX except the right to be paid the fair value of their shares.

        Within seven days immediately following the date of expiration of the period within which a shareholder may give its written notice of election to dissent, or within seven days immediately following the date on which the Merger takes effect (i.e., after registration of the Merger with the Registrar of Corporate Affairs in the British Virgin Islands), whichever is later, FGX, as the surviving corporation, must make a written offer to each dissenting shareholder for the purchase of their shares at a specified price that FGX, as the surviving corporation, determines to be their fair value.

        If FGX, as the surviving corporation, and the dissenting shareholder can agree on a price within 30 days of the date on which FGX, as the surviving corporation, makes its offer, FGX, as the surviving corporation, must pay the price to the shareholder in exchange for the surrender by the shareholder of the certificate(s) representing his, her or its shares.

        In the event that the parties fail, within the period of 30 days, to agree on price, then within 20 days following the date on which such 30-day period expires, FGX, as the surviving corporation, and the shareholder must each appoint an appraiser. Those two appraisers will then appoint a third appraiser. The appraisers together will then fix a fair value for the shares using the following benchmark: the value is fixed as at the close of business on the day prior to the date on which the vote of shareholders approving the Merger was taken, excluding any appreciation or depreciation directly or indirectly induced by the Merger or its proposal. Such fair value determined by the appraisers is binding on the surviving corporation and the dissenting shareholders for all purposes.

        FGX, as the surviving corporation, shall pay to the dissenting shareholder the amount representing the appraised fair value in money upon the surrender by such shareholder to FGX, as the surviving corporation, of certificate(s) representing his, her or its shares. The ultimate amount that a shareholder receives for his, her or its Ordinary Shares as a dissenting shareholder in an appraisal proceeding may be more or less than, or the same as, the amount that such shareholder would have received under the Merger Agreement.

        Prior to the effective time of the Merger, FGX may not, except with Essilor's prior written consent or as otherwise required by an order, decree, ruling or injunction of a court of competent jurisdiction, make any payment with respect to any exercise of dissenters' rights or offer to settle or settle any such rights for an amount higher than the per share merger consideration offered by Essilor.

MARKET PRICES OF THE ORDINARY SHARES

        Our Ordinary Shares are listed and traded on the NASDAQ Global Market under the symbol "FGXI". The following table sets forth the intraday high and low sales prices per Ordinary Share on the NASDAQ Global Market for the periods indicated.

	Ordinary Shares
	High	Low
Fiscal Year Ended January 3, 2009
First Quarter	$14.24	$8.03
Second Quarter	$14.47	$7.76
Third Quarter	$14.25	$7.37
Fourth Quarter	$14.45	$7.73
Fiscal Year Ended January 2, 2010
First Quarter	$14.00	$7.68
Second Quarter	$13.82	$9.61
Third Quarter	$15.97	$9.36
Fourth Quarter	$19.93	$12.99
Fiscal Year Ending January 1, 2011
First Quarter (through February 1, 2010)	$19.77	$19.56

        The closing price per share for our Ordinary Shares on the NASDAQ Global Market on November 9, 2009, the last trading day before market speculation regarding a transaction involving FGX and Essilor, was $15.19. The closing price per share for our Ordinary Shares on the NASDAQ Global Market on December 15, 2009, the last trading day before we announced the execution of the Merger Agreement, was $17.91. On February 1, 2010, the date of this proxy statement, the closing price per share for our Ordinary Shares on the NASDAQ Global Market was $19.69. You are encouraged to obtain current market quotations for our Ordinary Shares in connection with voting your shares.

        We have not paid any cash dividends since our initial public offering in 2007, and we are currently restricted by the terms of the Merger Agreement from paying cash dividends to our shareholders.

        If the Merger is completed, the Ordinary Shares will be delisted from the NASDAQ Global Market and the Ordinary Shares will be deregistered under the Exchange Act.

BENEFICIAL OWNERSHIP OF ORDINARY SHARES

        The following table shows the amount of Ordinary Shares beneficially owned as of January 27, 2010 by (1) each person or group who is known by us to own beneficially more than 5% of the Ordinary Shares; (2) each member of our Board of Directors and each of our Chief Executive Officer, Chief Financial Officer and three other most highly compensated executive officers; and (3) all directors and executive officers as a group. The number of Ordinary Shares beneficially owned by each person or group includes shares that such person or group had the right to acquire on or within 60 days after January 27, 2010, including upon the exercise of a stock option or the vesting of restricted stock units (exclusive of stock options and restricted stock units that will vest as a result of the Merger). The percentage ownership of each person and group was calculated using as a denominator the total number of shares outstanding on January 27, 2010, which was 22,280,522, plus the number of shares that such person or group had the right to acquire on or within 60 days after such date. Unless otherwise noted, each person or entity has sole voting and investment power over the shares listed.

Name	Number of Shares Beneficially Owned(1)	Percent of Class
Principal Shareholders
Berggruen Holdings Ltd.(2) Berggruen Holdings North America Ltd. 1114 Avenue of the Americas, 41st Floor New York, NY 10036	7,052,091	31.65
FMR LLC(3) Edward C. Johnson 3d 82 Devonshire Street Boston, MA 02109	2,516,319	11.29
T. Rowe Price Associates, Inc.(4) T. Rowe Price New Horizons Fund, Inc. 100 E. Pratt Street Baltimore, MD 21202	1,272,400	5.71
Directors and Executive Officers
Jared Bluestein(5)	7,059,090	31.67
Zvi Eiref	16,999	*
Charles J. Hinkaty	3,333	*
Robert L. McDowell	14,042	*
Jennifer D. Stewart	6,999	*
Alec Taylor(6)	249,681	1.12
Alfred J. Verrecchia	3,333	*
Steven Crellin	254,475	1.13
Anthony Di Paola	115,187	*
John H. Flynn, Jr.	339,187	1.51
Jeffrey J. Giguere	54,825	*
All executive officers and directors as a group (14 persons)	8,282,106	35.83

*
Less than 1%.

(1)
This table is based upon information supplied by our officers and directors or on information filed with the SEC. The table includes the following shares issuable upon exercise of stock options on or within 60 days of January 27, 2010: Mr. Taylor, 107,243, which number excludes all of Mr. Taylor's event-based options; each of Messrs. Bluestein, Eiref and McDowell and Ms. Stewart, 6,999; Messrs. Hinkaty and Verrecchia, 3,333; Mr. Flynn, 119,003; Mr. Crellin, 251,307; Mr. Di Paola, 113,187; Mr. Giguere, 52,825; and all directors and executive officers as a group, 832,384. No restricted stock units will vest on or within 60 days of January 27, 2010. Such directors and officers possess no voting or investment power with respect to Ordinary Shares issuable upon exercise of stock options or with respect to restricted stock units.

(2)
Based upon Amendment No. 1 to a Schedule 13G filed with the SEC on December 18, 2009, reporting ownership as of December 15, 2009, which states that such shares are held by Berggruen Holdings North America Ltd., a direct, wholly-owned subsidiary of Berggruen Holdings, that all the shares of Berggruen Holdings are owned by Tarragona Trust, 9 Columbus Centre, Pelican Drive, Road Town, Tortola, British Virgin Islands, and that Nicolas Berggruen, 9-11 Grosvenor Gardens, London, SW1W OBD, United Kingdom, is a director of Berggruen Holdings, so that Tarragona Trust and Mr. Berggruen also have beneficial ownership of such shares.

(3)
Based upon Amendment No. 1 to a Schedule 13G filed with the SEC on September 10, 2009, reporting ownership as of August 31, 2009, which states that such shares are held by investment companies and other advisory accounts managed by subsidiaries of FMR LLC. According to the Schedule 13G, each of FMR LLC and Mr. Johnson, through their control of such investment companies and accounts, had sole dispositive power over all such shares and sole voting power over 928,209 of such shares.

(4)
Based upon a Schedule 13G filed with the SEC on February 11, 2009, reporting ownership as of December 31, 2008. The Schedule 13G reported that T. Rowe Price Associates, Inc. had sole voting power over 72,400 of such shares and sole dispositive power over 1,272,400 of such shares, and that T. Rowe Price New Horizons Fund, Inc. had sole voting power over 1,200,000 of such shares, which shares are also included in the amounts reported for T. Rowe Price Associates, Inc., and sole dispositive power over none of such shares.

(5)
Includes 7,052,091 shares beneficially owned by Berggruen Holdings, of which Mr. Bluestein is an officer.

(6)
Includes 39 shares held by Mr. Taylor's wife. Mr. Taylor disclaims beneficial ownership of such shares.

SHAREHOLDER PROPOSALS

        If the Merger is completed, we will no longer be a publicly traded company and there will be no public participation in any future meetings of our shareholders. However, if the Merger is not completed, our shareholders will continue to be entitled to attend and participate in our shareholder meetings.

        If the Merger is not completed, shareholder proposals intended for inclusion in the proxy statement for our 2010 Annual Meeting of Shareholders pursuant to Rule 14a-8 under the Exchange Act must be directed to our Corporate Secretary at FGX International Holdings Limited at 500 George Washington Highway, Smithfield, RI 02917, and must have been received by December 10, 2009. In order for proposals of shareholders made outside of Rule 14a-8 under the Exchange Act to be considered "timely" within the meaning of Rule 14a-4(c) under the Exchange Act, such proposals must be received by the Corporate Secretary at the above address by February 22, 2010.

OTHER MATTERS

Other Business at the Special Meeting

        At this time, we know of no other matters to be submitted to our shareholders at the Special Meeting. If any other matters properly come before the Special Meeting in which your proxy has provided discretionary authority, your Ordinary Shares will be voted in accordance with the discretion of the persons named on the enclosed proxy card in accordance with their best judgment.

Delivery of this Proxy Statement

        Some banks, brokers and other nominee record holders may be "householding" our proxy statements and annual reports. This means that only one copy of this proxy statement may have been sent to multiple shareholders in your household. We will deliver a separate copy of our proxy materials to you if you write to us at FGX International Holdings Limited, 500 George Washington Highway, Smithfield, RI 02917, Attn: Investor Relations Department, or telephone us at (401) 231-3800. If you want to receive separate copies of our proxy materials in the future, you should contact your bank, broker or other nominee, or you may contact us at the above address and telephone number.

 WHERE YOU CAN FIND MORE INFORMATION

        We file annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy any materials that we file at the SEC's public reference room located at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference room. Our SEC filings are also available to the public at the SEC's website at http://www.sec.gov. You also may obtain free copies of the materials that we file with the SEC by going to the "SEC Filings" section of our Investor Relations website at http://www.fgxi.com. The information provided on our website is not part of this proxy statement, and therefore is not incorporated by reference.

        Any person, including any beneficial owner, to whom this proxy statement is delivered may request copies of proxy statements and any of the documents incorporated by reference in this document or other information concerning us, without charge, by written or telephonic request directed to our Corporate Secretary at FGX International Holdings Limited, 500 George Washington Highway, Smithfield, RI 02917, telephone (401) 231-3800, on our website at http://www.fgxi.com, or from the SEC through the SEC's website at http://www.sec.gov. Documents incorporated by reference are available without charge, excluding any exhibits to those documents unless the exhibit is specifically incorporated by reference into those documents.

        THIS PROXY STATEMENT DOES NOT CONSTITUTE THE SOLICITATION OF A PROXY IN ANY JURISDICTION TO OR FROM ANY PERSON TO WHOM OR FROM WHOM IT IS UNLAWFUL TO MAKE SUCH PROXY SOLICITATION IN THAT JURISDICTION. YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROXY STATEMENT TO VOTE YOUR ORDINARY SHARES AT THE SPECIAL MEETING. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THIS PROXY STATEMENT.

INCORPORATION BY REFERENCE

        The SEC allows us to incorporate by reference certain information into this proxy statement. This means that we can disclose important information to you by referring you to another document filed separately with the SEC. To the extent permitted, information that we file later with the SEC will automatically update and supersede the previously filed information and be incorporated by reference into this proxy statement.

        We may incorporate by reference any documents that are filed with the SEC between the date of this proxy statement and prior to the date of the Special Meeting. These include periodic reports, such as Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, as well as proxy statements (except for information furnished to the SEC that is not deemed to be "filed" for purposes of the Exchange Act).

        The information incorporated by reference is considered to be a part of this proxy statement, and later information that we file with the SEC will update and supersede that information. We incorporate by reference the documents listed below and any documents filed by us pursuant to Section 13(a),

13(c), 14 or 15(d) of the Exchange Act after the date of this proxy statement and prior to the date of the Special Meeting:

FGX Filings (SEC File No. 001-33760)	Period and Date Filed
Annual Report on Form 10-K	Year ended January 3, 2009, filed March 13, 2009
Quarterly Report on Form 10-Q	Quarter ended October 3, 2009, filed November 6, 2009
Quarterly Report on Form 10-Q	Quarter ended July 4, 2009, filed August 7, 2009
Quarterly Report on Form 10-Q	Quarter ended April 4, 2009, filed May 13, 2009
Definitive Proxy Statement	2009 Annual Meeting of Shareholders, filed on April 7, 2009
Current Report on Form 8-K/A	Filed on February 9, 2009 (as to Item 9.01(a) only)
Current Report on Form 8-K	Filed on February 17, 2009
Current Report on Form 8-K	Filed on February 25, 2009 (as to Item 5.02 only)
Current Report on Form 8-K	Filed on May 6, 2009 (as to Items 2.05 and 2.06 only)
Current Report on Form 8-K	Filed on July 24, 2009
Current Report on Form 8-K	Filed on October 29, 2009 (as to Item 1.01 only)
Current Report on Form 8-K	Filed on December 16, 2009
Current Report on Form 8-K	Filed on December 18, 2009
Current Report on Form 8-K	Filed on December 24, 2009

        Any person, including any beneficial owner, to whom this proxy statement is delivered may request copies of reports, proxy statements or other information concerning us, without charge, as described in the section captioned "Where You Can Find More Information."

        You should only rely on information provided or incorporated by reference in this proxy statement. No person has been authorized to give any information or to make any representations other than those contained in this proxy statement and, if given or made, such information or representations must not be relied upon as having been authorized by us or any other person.

        THIS PROXY STATEMENT IS DATED FEBRUARY 1, 2010. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROXY STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN THAT DATE, AND THE MAILING OF THIS PROXY STATEMENT TO SHAREHOLDERS DOES NOT CREATE ANY IMPLICATION TO THE CONTRARY.

 ANNEX A

AGREEMENT AND PLAN OF MERGER

among

ESSILOR INTERNATIONAL,

1234 ACQUISITION SUB INC.

and

FGX INTERNATIONAL HOLDINGS LIMITED

Dated as of December 15, 2009

A-i

A-ii

Page
Section 9.7	ASSIGNMENT	A-55
Section 9.8	SEVERABILITY	A-55
Section 9.9	ENTIRE AGREEMENT; NO THIRD-PARTY BENEFICIARIES	A-55
Section 9.10	REMEDIES CUMULATIVE	A-55
Section 9.11	SPECIFIC PERFORMANCE	A-55
Section 9.12	AMENDMENT; WAIVER; EXTENSION	A-56
Section 9.13	NO LIMITATION	A-56
Section 9.14	DELIVERY	A-56

A-iii

        AGREEMENT AND PLAN OF MERGER, dated as of December 15, 2009 (the "Agreement"), among Essilor International, a French société anonyme ("Parent"), 1234 Acquisition Sub Inc., a Delaware corporation and an indirect wholly-owned subsidiary of Parent ("Merger Sub"), and FGX International Holdings Limited, a British Virgin Islands business company (the "Company").

W I T N E S S E T H :

        WHEREAS, the Board of Directors of the Company has, by resolution and in accordance with Section 170 of the BVI Business Companies Act, 2004 (as amended, the "BC Act") of the British Virgin Islands, approved this Agreement and the merger of Merger Sub with and into the Company (the "Merger"), upon the terms and subject to the conditions set forth in this Agreement;

        WHEREAS, the Board of Directors of Merger Sub has approved and declared the advisability of this Agreement and the Merger, upon the terms and subject to the conditions set forth in this Agreement;

        WHEREAS, the Board of Directors of Parent has approved this Agreement and the Merger in accordance with the laws of France; and

        WHEREAS, as a condition and further inducement to Parent and Merger Sub to enter into this Agreement, certain shareholders of the Company concurrently herewith are entering into one or more support agreements with Parent (the "Support Agreements") pursuant to which each such shareholder has irrevocably agreed, among other things, to take all actions necessary to approve the Merger, this Agreement and the transactions contemplated hereby.

        NOW THEREFORE, in consideration of the foregoing and the representations, warranties, covenants and agreements contained herein, and intending to be legally bound hereby, Parent, Merger Sub and the Company agree as follows:

ARTICLE I

DEFINITIONS

        Section 1.1    DEFINITIONS.    For purposes of this Agreement, the following terms have the meanings set forth below.

        "Affiliate" shall mean, with respect to any Person, any other Person directly or indirectly controlling, directly or indirectly controlled by, or under direct or indirect common control with, such Person; or if such Person is a partnership, any general partner of such Person or a Person controlling any such general partner. For purposes of this definition, "control" (including "controlled by" and "under common control with") shall mean the power, directly or indirectly, to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or partnership or other ownership interests, by contract or otherwise.

        "Business Day" shall mean each day which is neither a Saturday, a Sunday nor any other day on which the SEC or banking institutions in New York, New York or Paris, France are authorized or obligated by Law or required by executive order to be closed.

        "capital stock" means (i) with respect to any Person that is a corporation, any and all shares, interests, participation or other equivalents (however designated and whether or not voting) of corporate stock, including the common or ordinary shares of such Person, and (ii) with respect to any Person that is not a corporation, any and all partnership or other equity interests of such Person.

        "Code" means the United States Internal Revenue Code of 1986, as amended, and any regulations thereunder.

        "Company Material Adverse Effect" means any development, change, event, circumstance or effect (any such item, an "Effect"), individually or in the aggregate with all other Effects, that (i) is or would reasonably be expected to be materially adverse to the business, financial condition or results of operations of the Company and its Subsidiaries, taken as a whole, or (ii) would prevent or materially impair the ability of the Company to consummate the transactions contemplated hereby, including the Merger; provided, however, in no event shall any Effect resulting from or arising out of the following, alone or in combination, be deemed to constitute, nor shall any of the following be taken into account in determining whether there has been or would be, a Company Material Adverse Effect: (A) any changes in national or world economic or political conditions or the national or foreign financial, credit or securities markets as a whole; (B) any changes that affect generally the sunglass and non-prescription reading glass industry (except to the extent that such Effect disproportionately impacts the Company and its Subsidiaries, taken as a whole, relative to other participants in the sunglass or non-prescription reading glass industry); (C) any outbreak or escalation of hostilities or war or any act of sabotage or terrorism, or any escalation or worsening of such acts, or any earthquakes, hurricanes, tornados, other wind storms, floods or other natural disasters, except in the event, and only to the extent, of any damage or destruction to or losses of the Company's or any of its Subsidiaries' physical properties; (D) any action taken or not permitted to be taken pursuant to the express terms and conditions of this Agreement or taken or requested not to be taken at the express written direction or with the express written consent of Parent or Merger Sub; (E) changes in GAAP or any Law or interpretation or application of the foregoing; (F) any failure, in and of itself, by the Company to meet any internal or external projections, forecasts or revenue or earnings predictions for any period (unless such failure is due to a circumstance that would separately constitute a Company Material Adverse Effect); (G) the suspension of trading in securities on the New York Stock Exchange or the NASDAQ Global Market or a decline in the price, or a change in the trading volume, of the Company Ordinary Shares on the NASDAQ Global Market (unless such suspension, decline or change is due to a circumstance that would separately constitute a Company Material Adverse Effect); (H) any shareholder litigation or threatened shareholder litigation, in each case, arising from allegations of a breach of fiduciary duty or similar obligations in connection with this Agreement or the transactions contemplated hereby, including the Merger; or (I) the execution or announcement of this Agreement or the transactions contemplated hereby, including the Merger, or that is directly attributable to the identity or business of Parent or its Subsidiaries, including any impact on relationships, contractual or otherwise, with customers, suppliers, or employees.

        "Credit Agreement" means the Revolving Credit and Term Loan Agreement among the Company, certain Subsidiaries of the Company, SunTrust Bank, as Administrative Agent, as issuing bank and as swingline lender, and a syndicate of banks and other financial institutions, dated as of December 19, 2007, as amended from time to time.

        "Delaware Law" means the General Corporation Law of the State of Delaware.

        "Environmental Law" means any Law, including any permits, relating to protection of human health or the environment (including ambient air, surface water, ground water, surface or subsurface strata natural resources), the management, Release, or threatened Release of Hazardous Materials, or to health and safety, but solely as relates to exposure to Hazardous Materials.

        "Governmental Authority" means any (a) nation, region, state, province, county, city, town, village, district or other jurisdiction, (b) federal, state, local, municipal, foreign or other government, (c) governmental or quasi-governmental authority of any nature (including any governmental agency, branch, department, court or tribunal, or other entity), (d) multinational organization or body, or (e) body entitled to exercise any administrative, executive, judicial, legislative, police, regulatory or taxing authority or power of any nature.

        "Hazardous Materials" means all substances or materials prohibited, limited or regulated as hazardous, toxic, explosive, dangerous, flammable or radioactive under any Environmental Law, including (a) petroleum, crude oil or any fraction thereof, asbestos-containing materials, radon, polychlorinated biphenyls or infectious or medical wastes, and (b) in the United States, all substances defined as Hazardous Substances, Oils, Pollutants or Contaminants in the National Oil and Hazardous Substances Pollution Contingency Plan, 40 C.F.R. Section 300.5.

        "Indebtedness" means, without duplication, (i) all indebtedness, notes payable (including notes payable in connection with acquisitions), accrued interest payable or other obligations of the Company and its Subsidiaries for borrowed money, whether current, short-term, or long-term, secured or unsecured, other than intercompany indebtedness, (ii) all indebtedness of the Company and its Subsidiaries for the deferred purchase price for purchases of property or assets (other than inventory in the ordinary course of business), (iii) all lease obligations of the Company and its Subsidiaries under leases that are capital leases in accordance with GAAP, (iv) any obligations of the Company or its Subsidiaries in respect of banker's acceptances or letters of credit (other than stand-by letters of credit or documentary letters of credit in support of trade payables, in each case incurred by the Company or any of its Subsidiaries in the ordinary course of business consistent with past practice), and (v) any indebtedness referred to in clauses (i) through (iv) above of any Person other than the Company or any of its Subsidiaries that is either guaranteed by, or secured by any Lien (other than Permitted Liens) upon any material property or assets owned by, the Company or any of its Subsidiaries.

        "Knowledge" (or words of similar import) means (i) with respect to the Company, the actual knowledge of the Persons listed on Section 1.1 of the Company Disclosure Schedule, and (ii) with respect to Parent, the actual knowledge of Parent's executive committee members, in each case of clause (i) and (ii), after due inquiry under the circumstances of any Persons directly reporting to such Persons.

        "Law" with respect to any Person means any applicable foreign or U.S. federal, state, provincial, local, municipal or other Governmental Authority law, statute, code, treaty, ordinance, rule, regulation, order, judgment, writ, stipulation, award, injunction, decree or arbitration award or finding.

        "Lien" means (i) any mortgage, pledge, security interest, encumbrance, easement, restrictive covenant, lien, adverse claim, right or option to purchase, preemptive right or charge of any kind (including any conditional sale or other title retention agreement or lease in the nature thereof), or (ii) any subordination arrangement (other than arising in the ordinary course of business) in favor of another Person.

        "Permitted Lien" means all (i) Liens for utilities and Taxes that have not become delinquent or are being contested in good faith or that may hereafter be paid without interest or penalty; (ii) Liens reflected or reserved against or otherwise disclosed on the Company's financial statements; (iii) mechanics', carriers', workers', repairers', materialmen's, warehousemen's, lessor's, landlord's and other similar Liens arising or incurred in the ordinary course of business with respect to obligations that have not become delinquent or are being contested in good faith; (iv) easements, restrictive covenants and similar encumbrances or impediments against any assets or properties of an entity and that individually or in the aggregate do not materially interfere with the business of such entity or the operation of the property to which they apply and do not materially reduce the value of the property to which they apply, including all exceptions to any existing title insurance coverage for the Owned Real Property that customarily or of necessity are not or cannot be removed (such as rights or instruments that are recorded against the Owned Real Property as reflected therein); (v) licenses of Intellectual Property; and (vi) Liens created by the Credit Agreement.

        "Person" means an individual, partnership, joint-stock company, corporation, limited liability company, trust or unincorporated organization or other entity, and a Governmental Authority.

        "Pre-Closing Tax Period" means any Tax period ending on or before the Closing Date.

        "Regulatory Law" means the Sherman Act, as amended, the Clayton Act, as amended, the HSR Act, the Federal Trade Commission Act, as amended, and all U.S. or non-U.S. federal, state or local statutes, rules, regulations, orders, decrees, administrative and judicial doctrines and other Laws, including any antitrust, competition or trade regulation laws, that are designed or intended to prohibit, restrict or regulate actions having the purpose or effect of monopolization or restraint of trade or lessening competition through merger or acquisition.

        "Release" means any release, spill, emission, discharge, leaking, dumping, injection, pouring, deposit, disposal, dispersal, leaching or migration into the environment (including ambient air, surface water, groundwater and surface or subsurface strata).

        "Subsidiary" of any Person shall mean any corporation, partnership, association, trust or other form of legal entity of which (i) 50% or more of the outstanding voting securities are, at the relevant time, directly or indirectly, owned by such Person, (ii) such Person or any Subsidiary of such Person is a general partner, or (iii) a majority of the ownership interests having the power to govern or elect members of the applicable governing body of such entity is at the time owned or controlled, directly or indirectly, by such Person or any Subsidiary of such Person; provided, however, that (i) AAi/Joske's. S. de R.L. de C.V. ("Joskes") shall not be a Subsidiary of the Company for any purposes of Article IV of this Agreement and (ii) for purposes of Section 6.1 of this Agreement as such Section 6.1 relates to Joskes, neither the Company nor Joskes shall be deemed to be in breach of any provision of Section 6.1 so long as (A) the representatives of the Company on the Board of Managers of Joskes or (B) the Company, as a member of Joskes, does not (x) vote in favor of any of the actions prohibited by Section 6.1 of this Agreement or (y) otherwise take any affirmative action to cause Joskes to take any of the actions prohibited by Section 6.1 of this Agreement, in each case without the prior written consent of Parent.

        "Tax" means any net income, alternative or add on minimum tax, gross income, gross receipts, sales, use, ad valorem, value added, transfer, franchise, profits, license, withholding, payroll, employment, excise, severance, stamp, occupation, premium, property, environmental or windfall profit tax, custom, duty or other tax, governmental fee or other like assessment or charge of any kind whatsoever, as well as any liabilities under any state abandonment or unclaimed property, escheat or similar laws, together with any interest, penalty, addition to tax or additional amount imposed by any Law or Governmental Authority, whether disputed or not.

        "Tax Return" means any return, report or similar filing required to be filed with respect to Taxes, including any information return, claim for refund, amended return or declaration of estimated Taxes.

        Section 1.2    OTHER DEFINED TERMS.    The following terms have the meanings assigned to such terms in the pages of this Agreement set forth below:

Page
Actions	A-45
Adverse Antitrust Action	A-44
Affiliate	A-1
Agreement	A-1
Articles of Merger	A-8
BC Act	A-1
Book-Entry Shares	A-10
Business Day	A-1
Cancelled Shares	A-9
capital stock	A-1
Certificates	A-10

Page
Closing	A-7
Closing Date	A-8
Code	A-1
Company	A-1
Company Alternative Proposal	A-39
Company Benefit Plan	A-19
Company Change in Recommendation	A-38
Company Consolidated Group	A-23
Company Disclosure Schedule	A-13
Company Incentive Plans	A-12
Company Intellectual Property	A-24
Company Material Adverse Effect	A-2
Company Material Contract	A-25
Company Meeting	A-41
Company Ordinary Shares	A-9
Company Permits	A-18
Company Recommendation	A-41
Company SEC Documents	A-16
Company Shareholder Approval	A-15
Company Stock Option	A-12
Company Superior Proposal	A-40
Confidentiality Agreement	A-36
Continuing Employees	A-42
Contract	A-16
Copyrights	A-23
Credit Agreement	A-2
Deferred Compensation Plan	A-41
Delaware Law	A-2
Delaware Secretary	A-8
Dissenting Shares	A-9
Domain Names	A-23
Effect	A-2
Effective Time	A-8
Environmental Law	A-2
ERISA	A-19
ERISA Affiliate	A-20
Exchange Act	A-15
Exchange Fund	A-10
FCPA	A-29
FDA	A-18
FDCA	A-18
Foreign Benefit Plan	A-21
GAAP	A-16
Government Approvals	A-15
Governmental Authority	A-2
Hazardous Materials	A-3
HSR Act	A-15
Indebtedness	A-3
Indemnitee	A-46
Indemnitees	A-46

Page
Insurance Policies	A-27
Intellectual Property	A-23
IPO Date	A-16
Joskes	A-4
Knowledge	A-3
Law	A-3
Leased Real Property	A-26
Lien	A-3
Lockup Shareholder	A-47
Merger	A-1
Merger Consideration	A-9
Merger Sub	A-1
New York Courts	A-53
Option Consideration	A-12
Order	A-16
Owned Real Property	A-26
Parent	A-1
Parent Disclosure Schedule	A-30
Parent Material Adverse Effect	A-30
Patents	A-23
Paying Agent	A-10
Permitted Lien	A-3
Permitted SEC Disclosure	A-13
Person	A-3
Pre-Closing Tax Period	A-4
Proxy Statement	A-40
Qualifying Transaction	A-52
Real Property	A-26
Recommendation Change Notice	A-38
Recommendation Change Notice Period	A-39
Registrar	A-8
Regulatory Law	A-4
Release	A-4
Representatives	A-36
Restraint	A-48
Restricted Stock Unit	A-12
RSU Consideration	A-13
Sarbanes-Oxley Act	A-17
SEC	A-16
Second Request	A-51
Securities Act	A-16
Share	A-9
Shares	A-9
Software	A-23
Subsidiary	A-4
Superior Proposal Notice	A-50
Superior Proposal Notice Period	A-50
Support Agreements	A-1
Surviving Corporation	A-7
Tax	A-4

Page
Tax Return	A-4
Termination Date	A-49
Termination Fee	A-51
Trade Secrets	A-24
Trademarks	A-23
Transaction Expense Cap	A-51
Transaction Expenses	A-51

        Section 1.3    RULES OF CONSTRUCTION.

        (a)   The parties hereto agree that they have been represented by counsel during the negotiation, preparation and execution of this Agreement and, therefore, waive the application of any Law, regulation, holding or rule of construction providing that ambiguities in an agreement or other document shall be construed against the party drafting such agreement or document.

        (b)   For purposes of this Agreement, whenever the context requires: the singular number shall include the plural, and vice versa; the masculine gender shall include the feminine and neuter genders; the feminine gender shall include the masculine and neuter genders; and the neuter gender shall include the masculine and feminine genders.

        (c)   As used in this Agreement, (i) the words "include" and "including," and variations thereof, shall not be deemed to be terms of limitation, but rather shall be deemed to be followed by the words "without limitation" and (ii) the words "hereby," "herein," "hereunder" and "hereto" shall be deemed to refer to this Agreement in its entirety and not to any specific section of this Agreement.

        (d)   Except as otherwise indicated, all references in this Agreement to "Sections," "Schedules" and "Exhibits" are intended to refer to Sections of this Agreement and Schedules and Exhibits to this Agreement. The section and paragraph headings in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

        (e)   References to "$" and "dollars" are to U.S. dollars.

        (f)    No summary of this Agreement or any Exhibit attached hereto or Schedule delivered herewith prepared by or on behalf of any party will affect the meaning or interpretation of this Agreement or any such Exhibit or Schedule.

ARTICLE II

THE MERGER

        Section 2.1    THE MERGER.    At the Effective Time, upon the terms and subject to the conditions set forth in this Agreement and in accordance with the applicable provisions of the BC Act and Delaware Law, Merger Sub shall be merged with and into the Company, whereupon the separate corporate existence of Merger Sub shall cease, and the Company shall continue as the surviving company in the Merger (the "Surviving Corporation") and an indirect wholly-owned subsidiary of Parent.

        Section 2.2    CLOSING.    Unless this Agreement shall have been terminated in accordance with Section 8.1 and subject to the terms and conditions of this Agreement, the closing of the Merger (the "Closing") shall take place at the offices of Jones Day, 222 East 41st Street, New York, New York at 10:00 a.m., local time, as promptly as practicable, which shall be no later than the fifth Business Day after the satisfaction or waiver (by the party entitled to grant such waiver and to the extent permitted by applicable Law) of each of the conditions set forth in Article VII (other than those conditions that by their nature are to be satisfied by action at the Closing, but subject to the satisfaction or waiver of such conditions at the Closing), or at such other place, date and time as the Company and Parent may agree in writing. The date on which the Closing actually occurs is referred to herein as the "Closing Date." No earlier than two Business Days prior to the Closing, upon the written request of Parent, the Company will take the actions specified in Section 2.2 of the Parent Disclosure Schedule (with such actions to be effective as of midnight on the day prior to the date of the Effective Time, but such actions shall in any event be conditioned on the subsequent occurrence of the Effective Time); it being understood and agreed by the parties that the contents of Section 2.2 of the Parent Disclosure Schedule may be amended by Parent after the date of this Agreement (with the consent of the Company, not to be unreasonably withheld) to take into account any additional capital gain or income producing contracts that are identified by Parent and the Company pursuant to Section 6.2(d) of this Agreement.

        Section 2.3    EFFECTIVE TIME.    On the Closing Date and subject to the terms and conditions hereof, immediately after the Closing, the parties shall cause the Merger to be consummated by executing and filing articles of merger in such form as is required by, and executed in accordance with, the BC Act and Delaware Law (the "Articles of Merger") with the BVI Registrar of Corporate Affairs (the "Registrar") and the Secretary of State of the State of Delaware (the "Delaware Secretary"), and make all other filings or recordings required pursuant to Section 171 of the BC Act or by Delaware Law in connection with the Merger. The Merger shall become effective at such time as the Articles of Merger are duly registered by the Registrar and filed with the Delaware Secretary, or at such later time as the parties shall agree (subject to the requirements of the BC Act and Delaware Law) and as shall be set forth in the Articles of Merger (such date and time as the Merger becomes effective is referred to herein as the "Effective Time").

        Section 2.4    EFFECTS OF THE MERGER.    The terms and conditions of the Merger and its effects shall be as provided in this Agreement. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time, the Surviving Corporation, in so far as is consistent with its Memorandum of Association and Articles of Association, shall have all rights, privileges, immunities, powers, objects and purposes of each of the Company and Merger Sub, all the assets of every description shall vest in the Surviving Corporation, and all debts, claims, liabilities and obligations of the Company and Merger Sub shall become the debts, claims, liabilities and obligations of the Surviving Corporation, all as provided under the BC Act and Delaware Law.

        Section 2.5    MEMORANDUM OF ASSOCIATION AND ARTICLES OF ASSOCIATION OF THE SURVIVING CORPORATION.    At the Effective Time, the Memorandum of Association and Articles of Association of the Company, as in effect immediately prior to the Effective Time, shall be the memorandum of association and articles of association of the Surviving Corporation, until thereafter amended in accordance with the provisions thereof and applicable Law.

        Section 2.6    DIRECTORS.    Subject to applicable Law, the directors of Merger Sub immediately prior to the Effective Time shall at the Effective Time be appointed as directors of the Surviving Corporation and shall hold office until their respective successors are duly elected and qualified, or their earlier death, resignation or removal.

        Section 2.7    OFFICERS.    The officers of the Company immediately prior to the Effective Time shall be the officers of the Surviving Corporation as of the Effective Time and shall hold office until their respective successors are duly elected and qualified, or their earlier death, resignation or removal.

ARTICLE III

CONVERSION OF SHARES; EXCHANGE OF CERTIFICATES;
TREATMENT OF EQUITY AWARDS

        Section 3.1    EFFECT ON SHARES.    At the Effective Time, by virtue of the Merger and without any action on the part of the Company, Parent, Merger Sub or any holder of any securities of the Company or Merger Sub:

        (a)   CONVERSION OF COMPANY ORDINARY SHARES. Subject to Section 3.1(d), each ordinary share, no par value, of the Company issued and outstanding immediately prior to the Effective Time (such shares collectively, "Company Ordinary Shares" or "Shares" and each, a "Share"), other than any Cancelled Shares (as defined, and to the extent provided, in Section 3.1(b)) and any Dissenting Shares (as defined, and to the extent provided, in Section 3.1(e)), shall, from and after the Effective Time, thereupon be converted into a right to receive $19.75 in cash, without interest thereon (the "Merger Consideration"); and all Shares that have been thus converted into the right to receive the Merger Consideration as provided in this Section 3.1 shall be automatically cancelled and shall cease to exist and no longer be outstanding and the holders of such Shares shall cease to have any rights with respect to such Shares other than the right to receive the Merger Consideration, without interest thereon, upon surrender of such certificates (or effective affidavits of loss in respect thereof) or, for Book-Entry Shares, upon the updating of the register of shareholders of the Company, in each case in accordance with this Article III.

        (b)   PARENT AND MERGER SUB OWNED SHARES; TREASURY SHARES. Each Share that is owned, directly or indirectly, by Parent or Merger Sub or any direct or indirect wholly-owned Subsidiary thereof immediately prior to the Effective Time or held by the Company as treasury shares (in each case, other than any such Shares held on behalf of third parties) (the "Cancelled Shares") shall, by virtue of the Merger and without any action on the part of the holder thereof, be cancelled and retired and shall cease to exist, and no consideration shall be delivered or deliverable in exchange therefor.

        (c)   CONVERSION OF MERGER SUB SHARES. Each share of common stock, par value $0.01 per share, of Merger Sub issued and outstanding immediately prior to the Effective Time shall be converted into and become one validly issued, fully paid and nonassessable ordinary share, no par value, of the Surviving Corporation and shall constitute the only outstanding shares of the Surviving Corporation. From and after the Effective Time, the Surviving Corporation shall procure to issue the holders thereof certificates representing the number of ordinary shares of the Surviving Corporation into which such shares of Merger Sub were converted in accordance with the immediately preceding sentence.

        (d)   ADJUSTMENTS. If at any time during the period between the date of this Agreement and the Effective Time, any change in the outstanding Company Ordinary Shares shall occur as a result of any reclassification, recapitalization, stock split (including a reverse stock split) or combination, exchange or readjustment of shares, or any stock dividend or stock distribution with a record date during such period (it being understood that the right of the Company to effect any of the foregoing shall be subject to Section 6.1 hereof), the Merger Consideration shall be equitably adjusted to provide to the holders of Shares, Company Stock Options and Restricted Stock Units the same economic effect as contemplated by this Agreement prior to such action and as so adjusted shall, from and after the date of such event, be the Merger Consideration.

        (e)   DISSENTING SHARES. For the purposes of this Agreement, "Dissenting Shares" means Shares held by holders who duly exercise their right of dissent in relation to the Merger and in accordance with the provisions of Section 179 of the BC Act. At or from the Effective Time, all Dissenting Shares shall automatically be cancelled and shall cease to exist or be outstanding, and each holder of certificates representing Dissenting Shares shall cease to have any rights with respect thereto (including any right to receive such holder's portion of the aggregate Merger Consideration pursuant to Section 3.1(a) hereof), except for such rights as are granted under Section 179 of the BC Act. Notwithstanding the foregoing, if any holder of Dissenting Shares fails before the Company Meeting or at such meeting but before the vote, to give written objection to the action and of its intention to dissent from the Merger under Section 179 of the BC Act, then the rights of such holder to be paid "fair value" pursuant to Section 179 of the BC Act shall cease to exist, and such Dissenting Shares shall entitle their holder to receive the portion of the aggregate Merger Consideration pursuant to Section 3.1(a) hereof. The Company shall give Parent prompt notice of any notice received by the Company of any shareholder's intent to exercise dissenter's rights pursuant to Section 179 of the BC Act, the withdrawal of any such notice and any other documents served upon the Company pursuant to Section 179 of the BC Act. Prior to the Effective Time, the Company shall not, except with the prior written consent of Parent or as otherwise required by an order, decree, ruling or injunction of a court of competent jurisdiction, make any payment with respect to any such exercise of dissenter's rights or offer to settle or settle any such rights for an amount higher than the Merger Consideration.

        Section 3.2    EXCHANGE OF CERTIFICATES.

        (a)   PAYING AGENT. At or prior to the Closing Date, Parent shall (i) designate the Company's stock transfer agent (or an Affiliate thereof) or a bank or trust company reasonably acceptable to the Company to act as paying agent hereunder (the "Paying Agent"), and (ii) enter into a paying agent agreement, in form and substance reasonably acceptable to the Company, with such Paying Agent, to serve as Paying Agent. At or prior to the Effective Time, Parent shall deposit, or shall cause to be deposited, with the Paying Agent, in trust for the benefit of the holders of the Shares, cash in U.S. dollars in an amount sufficient to pay the aggregate Merger Consideration in exchange for all of the Shares outstanding immediately prior to the Effective Time (other than the Cancelled Shares and the Dissenting Shares), payable upon due surrender of the certificates that immediately prior to the Effective Time represented Shares ("Certificates") (or effective affidavits of loss accompanied by any bond required by Section 3.2(g) in lieu thereof) and non-certificated Shares represented by book-entry ("Book-Entry Shares") pursuant to the provisions of this Article III (such cash, and any proceeds thereon, being hereinafter referred to as the "Exchange Fund").

        (b)   PAYMENT PROCEDURES.

            (i)  As soon as reasonably practicable after the Effective Time (but in no event later than (x) two Business Days following the Effective Time with respect to Cede & Co. and (y) five Business Days following the Effective Time with respect to all other holders), Parent will instruct the Paying Agent to mail to each holder of record whose Shares were converted into the Merger Consideration pursuant to Section 3.1, (A) a form of letter of transmittal (which shall specify that delivery shall be effected, and that risk of loss and title to Certificates shall pass, only upon delivery of Certificates (or effective affidavits of loss accompanied by any bond required by Section 3.2(g) in lieu thereof) or Book-Entry Shares to the Paying Agent and shall be in such form and have such other provisions as Parent may reasonably specify that are consistent with the terms of this Agreement), and (B) instructions for use in effecting the surrender of Certificates (or effective affidavits of loss accompanied by any bond required by Section 3.2(g) in lieu thereof) or Book-Entry Shares in exchange for the Merger Consideration.

           (ii)  Upon surrender of Certificates (or effective affidavits of loss in lieu thereof) to the Paying Agent together with such letter of transmittal, duly completed and validly executed in accordance with the instructions thereto, or the receipt of an "agent's message" by the Paying Agent (or such evidence, if any, of transfer as the Paying Agent may reasonably request) in the case of Book-Entry Shares, and such other documents as may customarily be required by the Paying Agent, the holder of such Certificates or Book-Entry Shares shall be entitled to receive promptly in exchange therefor an amount (subject to any applicable withholding Tax as specified in Section 3.2(b)(iii)) equal to the product of (x) the number of Shares represented by such holder's properly surrendered Certificates (or effective affidavits of loss in lieu thereof) or Book-Entry Shares multiplied by (y) the Merger Consideration, and such Certificates or Book-Entry Shares shall be cancelled. No interest will be paid or accrued on any amount payable upon the surrender of Certificates or Book-Entry Shares. In the event of a transfer of ownership of Shares that is not registered in the transfer records of the Company, any amounts payable upon due surrender of the Certificate may be paid to such a transferee if the Certificate formerly representing such Shares is presented to the Paying Agent, is properly endorsed or otherwise in proper form for transfer and is accompanied by all documents required to evidence and effect such transfer and to evidence to the Surviving Corporation's reasonable satisfaction that any applicable Taxes have been paid or are not applicable. Until surrendered as contemplated by this Section 3.2, each Certificate or Book-Entry Share shall be deemed at any time after the Effective Time to represent only the right to receive upon such surrender and in accordance with the terms hereof the Merger Consideration as contemplated by this Article III. Notwithstanding anything to the contrary contained in this Agreement, any holder of Book-Entry Shares shall not be required to deliver a Certificate or an executed letter of transmittal to the Paying Agent in order to receive the amount of the aggregate Merger Consideration that such holder is entitled to receive pursuant to this Article III.

          (iii)  Notwithstanding anything to the contrary in this Agreement, each of Parent, Merger Sub and the Surviving Corporation shall be entitled to deduct and withhold, or cause the Paying Agent to deduct or withhold, from the consideration otherwise payable under this Agreement to any holder of Shares, Restricted Stock Units or Company Stock Options such amounts as are required to be withheld or deducted under the Code or any applicable provision of U.S. state, U.S. local or foreign Tax Law with respect to the making of such payment. To the extent that amounts are so withheld or deducted, such withheld or deducted amounts shall be treated for all purposes of this Agreement as having been paid to the holder of the Shares, Restricted Stock Units or Company Stock Options in respect of which such deduction and withholding were made.

        (c)   CLOSING OF REGISTER OF MEMBERS. At the Effective Time, the register of members of the Company shall be closed, and there shall be no further registration of transfers on the register of members of the Surviving Corporation of the Shares that were outstanding immediately prior to the Effective Time, other than to settle transfers of Shares that occurred prior the Effective Time. If, after the Effective Time, Certificates (or effective affidavits of loss in lieu thereof) are presented to the Surviving Corporation for transfer, they shall be cancelled and exchanged for the proper amount pursuant to this Article III, subject to applicable Law in the case of Dissenting Shares.

        (d)   TERMINATION OF EXCHANGE FUND. Any portion of the Exchange Fund (including the proceeds of any investments thereof) that remains undistributed to the former holders of Shares for six months after the Effective Time shall be delivered to the Surviving Corporation upon demand, and any former holders of Shares who have not theretofore complied with this Article III shall thereafter look only to the Surviving Corporation (subject to abandoned property, escheat or other similar Laws) and the Surviving Corporation shall remain liable for payment of such holder's portion of the aggregate Merger Consideration upon due surrender of their Shares.

        (e)   NO LIABILITY. Notwithstanding anything herein to the contrary, none of the Company, Parent, Merger Sub, the Surviving Corporation, the Paying Agent or any other Person shall be liable to any former holder of Shares for any amount properly delivered from the Exchange Fund to a public official pursuant to any abandoned property, escheat or similar Law. If any Certificate or Book-Entry Share shall not have been surrendered immediately prior to such date on which the portion of the aggregate Merger Consideration payable to the holder of such Certificate or Book-Entry Share pursuant to this Article III would otherwise escheat to or become the property of any Governmental Authority, any such Merger Consideration in respect of such Certificate or Book-Entry Share shall, to the extent permitted by applicable Law, become the property of the Surviving Corporation, and any former holder of Shares who has not theretofore complied with this Article III shall thereafter look only to the Surviving Corporation for payment of his or her claim in respect of the portion of the aggregate Merger Consideration payable with respect to such Certificate or Book-Entry Share.

        (f)    INVESTMENT OF EXCHANGE FUND. The Paying Agent shall invest all cash included in the Exchange Fund as directed by Parent; provided, however, that such investments shall be in (i) obligations of or guaranteed by the United States of America or any agency or instrumentality thereof and backed by the full faith and credit of the United States of America, (ii) commercial paper obligations rated A-1 or P-1 or better by Moody's Investors Service, Inc. or Standard & Poor's Corporation, respectively, or (iii) certificates of deposit, bank repurchase agreements or banker's acceptances of commercial banks with capital exceeding $1 billion (based on the most recent financial statements of such bank that are then publicly available). If for any reason (including losses) the cash in the Exchange Fund shall be insufficient to fully satisfy all of the payment obligations to be made in cash by the Paying Agent hereunder, Parent shall promptly deposit cash into the Exchange Fund in an amount that is equal to the deficiency in the amount of cash required to fully satisfy such cash payment obligations. Any interest and other income resulting from such investments shall be paid to and be income of Parent or the Surviving Corporation.

        (g)   LOST CERTIFICATES. In the case of any Certificate that has been lost, stolen or destroyed, upon the making of an affidavit of that fact by the holder thereof and, if required by the Surviving Corporation, the posting by such Person of a bond in customary or reasonable amount as indemnity against any claim that may be made against it with respect to such Certificate, the Paying Agent will exchange for such lost, stolen or destroyed Certificate an amount of cash equal to the number of Shares represented by such lost, stolen or destroyed Certificate multiplied by the Merger Consideration.

        Section 3.3    TREATMENT OF EQUITY AWARDS.

        (a)   At the Effective Time, by virtue of the Merger and without any action on the part of the holders thereof, each option (a "Company Stock Option") to purchase Shares, including a Company Stock Option granted under the Company's Amended and Restated 2004 Key Executive Stock Option Plan and 2007 Incentive Compensation Plan (collectively, the "Company Incentive Plans") that is outstanding and unexercised immediately prior to the Effective Time (whether vested or unvested) will be cancelled and the holder thereof shall receive in consideration for such cancellation and in full settlement of such Company Stock Option, an amount in cash equal to the product of (A) the number of Company Ordinary Shares previously subject to such Company Stock Option and (B) the excess, if any, of the Merger Consideration over the per share exercise price of the applicable Company Stock Option, less any required withholding Taxes (the "Option Consideration"). The Option Consideration shall be paid by the Company through its payroll system (to the extent practicable), or if not practicable checks for such payment shall be drawn by the Surviving Corporation and sent by overnight courier to the holder's last address on the Company's records, in each case, as soon as reasonably practicable after the Effective Time (but in no event later than three Business Days following the Effective Time). At the Effective Time, Parent shall pay the aggregate Option Consideration owed to all holders of Company Stock Options to an account or accounts designated by the Company by wire transfer of immediately available funds.

        (b)   At the Effective Time, by virtue of the Merger and without any action on the part of the holders thereof each restricted stock unit (a "Restricted Stock Unit") granted under the Company Incentive Plans, that is outstanding immediately prior to the Effective Time (whether vested or unvested), will cease to represent a right or award with respect to Company Ordinary Shares and will be cancelled and be of no further force and effect and the holder thereof shall receive in consideration for such cancellation and in full settlement of such Restricted Stock Unit, an amount in cash equal to the product of (A) the number of Restricted Stock Units and (B) the Merger Consideration, less any required withholding Taxes ("RSU Consideration"). The RSU Consideration shall be paid by the Company through its payroll system (to the extent practicable), or if not practicable checks for such payment shall be drawn by the Surviving Corporation and sent by overnight courier to the holder's last address on the Company's records, in each case, as soon as reasonably practicable after the Effective Time (but in no event later than three Business Days following the Effective Time). At the Effective Time, Parent shall pay the aggregate RSU Consideration owed to all holders of Restricted Stock Units to an account or accounts designated by the Company by wire transfer of immediately available funds.

        (c)   Notwithstanding the foregoing provisions of this Section 3.3, the Company will terminate any and all equity-based plans maintained by the Company or any of its Subsidiaries, subject to and effective as of the Effective Time. The Company will provide Parent evidence of such termination pursuant to resolutions of the Board of Directors of the Company or the Board of Directors of its Subsidiaries, as applicable (the form and substance of such resolutions will be subject to review and reasonable approval of Parent). The Company will take all reasonable actions necessary to effectuate the provisions of this Section 3.3.

        (d)   All amounts payable pursuant to Section 3.3(a) and Section 3.3(b) shall be subject to any required withholding Taxes or proof of eligibility of exemption therefrom.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

        Except as (i) disclosed with reasonable specificity in any Company SEC Document filed prior to the date of this Agreement (but excluding (w) any amendment to any such Company SEC Document filed on or after the date of this Agreement, (x) any disclosures that contain cautionary, predictive or forward-looking statements, (y) any disclosures set forth in any section of a Company SEC Document entitled "risk factors" or constituting "forward-looking statements" or any other similar or comparable sections of such filings, and (z) the financial statements and notes thereto included in any such Company SEC Document), in each case such that the relevance of such disclosure in qualifying the representations and warranties of the Company is reasonably apparent on the face of such disclosure (collectively, the "Permitted SEC Disclosure"), or (ii) disclosed in the corresponding numbered sections of the Disclosure Schedule delivered by the Company to Parent prior to the execution of this Agreement (the "Company Disclosure Schedule") (it being agreed that disclosure of any item in any section of the Company Disclosure Schedule or any Permitted SEC Disclosure shall be deemed disclosure with respect to any other section of this Agreement to which the relevance of such item is reasonably apparent on its face), the Company represents and warrants to Parent and Merger Sub as follows:

        Section 4.1    QUALIFICATION; ORGANIZATION.    Each of the Company and its Subsidiaries is (a) a legal entity duly organized and validly existing under the Laws of its respective jurisdiction of organization and has all requisite corporate or similar power and authority to own, lease and operate its properties and assets and to carry on its business as presently conducted, and (b) qualified to do business and is in good standing (with respect to jurisdictions that recognize the concept of good standing) in each jurisdiction where the ownership, leasing or operation of its assets or properties or conduct of its business requires such qualification, except, in each case, where the failure to be so organized, existing, to have such power and authority, or to be so qualified or in good standing would not have a Company Material Adverse Effect. The Company has made available to Parent prior to the date of this Agreement a true and complete copy of the Company's Memorandum of Association and Articles of Association and of the analogous constitutive and organizational documents of the Company's Subsidiaries, each as amended through the date of this Agreement. The Company's Memorandum of Association and Articles of Association are in full force and effect. Expect as set forth in Section 4.1 of the Company Disclosure Schedule, the Company is not in violation of the provisions of its organizational documents, and none of its Subsidiaries is in material violation of the provisions of its organizational documents.

        Section 4.2    OWNERSHIP OF SUBSIDIARIES.    Section 4.2 of the Company Disclosure Schedule accurately sets forth for each Subsidiary of the Company: its name, place of incorporation or formation and, if not wholly-owned directly or indirectly by the Company, the record ownership as of the date of this Agreement of all capital stock or other equity interests issued thereby. All of the outstanding equity interests of each Subsidiary of the Company are duly authorized, validly issued, fully paid and nonassessable and are owned, directly or indirectly, by the Company free and clear of any Liens (other than Permitted Liens), and none of such outstanding equity interests has been issued in violation of any preemptive or similar rights, purchase option, call right or right of first refusal. There are no outstanding options, warrants, calls, stock appreciation rights or other rights or commitments or any other agreements of any character relating to the sale, issuance or voting of, or the granting of rights to acquire any equity interests of, any Subsidiary of the Company, or any securities or other instruments convertible into, exchangeable for or evidencing the right to purchase any equity interests of any Subsidiary of the Company. The Company does not own any capital stock, membership interests, security or other interest in any Person other than of its Subsidiaries, each of which is set forth in Section 4.2 of the Company Disclosure Schedule.

        Section 4.3    SHARES.

        (a)   As of the date of this Agreement, the Company is authorized to issue 101,000,000 Company Ordinary Shares, of which (A) 22,161,456 Company Ordinary Shares were issued and outstanding (which excludes treasury shares); (B) 630,151 Company Ordinary Shares were held in treasury; (C) 2,639,785 Company Ordinary Shares were authorized and reserved for issuance upon the exercise of Company Stock Options; and (D) 75,840 Company Ordinary Shares were authorized and reserved for issuance upon the settlement of Restricted Stock Units. As of the date of this Agreement, the Company is not authorized to issue any preference shares.

        (b)   All the outstanding Company Ordinary Shares are, and all Company Ordinary Shares reserved for issuance as specified in Section 4.3(a) shall be, when issued in accordance with the respective terms thereof, (i) issued and granted in compliance with all applicable securities and other applicable Laws, and (ii) duly authorized, validly issued, fully paid and nonassessable and not subject to or issued in violation of any preemptive or similar rights, purchase option, call right, right of first refusal or similar rights. All Company Stock Options have been granted in compliance with the terms of the applicable Company Incentive Plans and Company Benefit Plans, with applicable Law, and with the applicable provisions of the Company's Memorandum of Association and Articles of Association as in effect at the applicable time, and all such Company Stock Options are accurately disclosed as required under applicable Law in the Company SEC Reports, including the financial statements contained therein or attached thereto (if amended or superseded by a filing with the SEC made prior to the date of this Agreement, as so amended or superseded).

        (c)   Expect as set forth in Section 4.3(c) of the Company Disclosure Schedule, none of the Company or any of its Subsidiaries is contractually obligated to purchase, redeem or otherwise acquire any of its outstanding shares or any voting or equity securities or interests of any of its Subsidiaries. No shareholder of the Company is entitled to any preemptive or similar rights to subscribe for any capital stock of the Company. Except as set forth in Section 4.3(c) of the Company Disclosure Schedule, there is no outstanding voting trust, proxy, shareholder or other agreement to which the Company or any of its Subsidiaries is a party or is bound with respect to the voting, transfer or registration rights of the Company's capital stock or other voting securities of the Company or any of its Subsidiaries.

        (d)   Section 4.3(d) of the Company Disclosure Schedule sets forth a complete and correct list of all Persons who, as of the date of this Agreement, are eligible to receive Shares in respect of outstanding Restricted Stock Units and/or Company Stock Options, indicating, with respect to each Restricted Stock Unit or Company Stock Option then outstanding, as applicable, the number of Company Ordinary Shares subject to such Restricted Stock Unit or Company Stock Option, the exercise price, if any, date of grant and expiration date thereof. Except as set forth in Section 4.3(d) of the Company Disclosure Schedule, there are no outstanding options, warrants, calls, stock appreciation rights or other rights or commitments or any other agreements of any character relating to the sale, issuance or voting of, or the granting of rights to acquire any equity interests of, the Company, or any securities or other instruments convertible into, exchangeable for or evidencing the right to purchase any equity interests of the Company.

        Section 4.4    AUTHORITY.    The Company has all requisite corporate power and authority to enter into this Agreement and, subject to receipt of the Company Shareholder Approval, to consummate the transactions contemplated hereby, including the Merger. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, including the Merger, have been duly and validly authorized by the Board of Directors of the Company and, except for (i) the Company Shareholder Approval and (ii) the filing with, and acceptance by the Registrar and the Delaware Secretary of, the Articles of Merger, no other corporate proceedings on the part of the Company are necessary to authorize this Agreement and to consummate the transactions contemplated hereby, including the Merger. The Board of Directors of the Company has unanimously approved this Agreement by way of a board resolution adopted pursuant to Section 170 of the BC Act and the Company's organizational documents and determined that this Agreement is advisable. This Agreement has been duly and validly executed and delivered by the Company and, assuming this Agreement constitutes the valid and binding agreement of the Parent and Merger Sub, this Agreement constitutes the valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except that such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar Laws now or hereafter in effect relating to creditors' rights and general principles of equity (whether considered in a proceeding at Law or equity). The affirmative vote of the holders of a majority of the Company Ordinary Shares, voting together as a single class, that were present at a shareholders meeting and entitled to vote thereon and do vote and do not abstain is the only vote of holders of capital stock of the Company that is required to approve this Agreement and the transactions contemplated hereby, including the Merger (the "Company Shareholder Approval").

        Section 4.5    CONSENTS AND APPROVALS.    Other than in connection with or in compliance with (i) the provisions of the BC Act and Delaware Law, including the filing of the Articles of Merger, (ii) the Securities Exchange Act of 1934, as amended (including the rules and regulations promulgated thereunder, the "Exchange Act"), (iii) the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"), (iv) any applicable foreign Regulatory Laws, (v) the approvals set forth on Section 4.5 of the Company Disclosure Schedule (collectively, the "Government Approvals"), (vi) the rules and regulations of the NASDAQ Global Market, and (vii) any applicable foreign or state securities or blue sky laws, no authorization, consent, clearance or approval of, or filing or notification with, any Governmental Authority is necessary under any Law applicable to the Company or any of its Subsidiaries for the consummation by the Company of the transactions contemplated by this Agreement, including the Merger, except for such authorizations, consents, approvals or filings that, if not obtained or made, would not have a Company Material Adverse Effect.

        Section 4.6    ABSENCE OF DEFAULTS, CONFLICTS, ETC.    The execution and delivery by the Company of this Agreement do not, and the consummation of the transactions contemplated hereby, including the Merger, and compliance with the provisions hereof will not, (i) except as set forth on Section 4.6 of the Company Disclosure Schedule, result in any violation of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of, termination, cancellation or acceleration of any obligation under, any legally-binding loan, guarantee of Indebtedness or credit agreement, note, bond, mortgage, indenture, lease, agreement, contract, instrument, permit, concession, franchise, right, license, arrangement or other obligation (whether written or oral) (each, a "Contract"), to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is bound or result in the creation of any Lien upon any of the properties or assets of the Company or any of its Subsidiaries, (ii) conflict with or result in any violation in any respect of any provision of the Memorandum of Association and Articles of Association or other equivalent organizational document, in each case as amended, of the Company or any of its Subsidiaries, or (iii) assuming all authorizations, consents, approvals or filings contemplated by Section 4.5 have been obtained, and all filings and notifications described in Section 4.5 have been made, conflict with or violate any Laws applicable to the Company or any of its Subsidiaries or any of their respective properties or assets or any order, injunction, decree, or judgment (each, an "Order") applicable to the Company or any of its Subsidiaries, other than, in the case of clauses (i) and (iii), any such violation, conflict, default, termination, cancellation, acceleration, Lien or other circumstance that would not have a Company Material Adverse Effect.

        Section 4.7    REPORTS AND FINANCIAL STATEMENTS.

        (a)   The Company has timely filed or furnished all forms, documents and reports (the "Company SEC Documents") required to be filed or furnished by it with the Securities and Exchange Commission (the "SEC") between October 24, 2007 (the "IPO Date") and the date of this Agreement. As of their respective dates, or, if amended, as of the date of the last such amendment, (i) the Company SEC Documents complied in all material respects as to form with the applicable requirements of the Securities Act of 1933, as amended (including the rules and regulations promulgated thereunder, the "Securities Act") and the Exchange Act, as the case may be, and (ii) none of the Company SEC Documents contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. None of the Company's Subsidiaries is required to file with, or furnish to, the SEC any form, document or report.

        (b)   The Company has made available to Parent true, correct and complete copies of all written correspondence between the SEC, on the one hand, and the Company or any of its Subsidiaries, on the other hand, occurring since the IPO Date. As of the date of this Agreement, there are no outstanding or unresolved comments in the comment letters received from the SEC staff with respect to any Company SEC Documents. Except in all cases as indicated therein or in the notes thereto or as permitted by Regulation S-X or in the case of unaudited financial statements as permitted by the SEC's Form 10-Q or other SEC rules and/or regulations, the consolidated financial statements (as restated or supplemented, if applicable, and including all related notes and schedules) of the Company included in the Company SEC Documents (i) were prepared from the books and records of the Company and its Subsidiaries, (ii) were prepared in accordance with the published rules and regulations of the SEC with respect thereto, (iii) fairly present in all material respects the consolidated financial position of the Company and its Subsidiaries as at the respective dates thereof and the consolidated results of their operations and their consolidated cash flows and changes in shareholders' equity for the respective periods then ended (subject, in the case of the unaudited statements, to normal year-end audit adjustments and to any other adjustments described therein including the notes thereto), and (iv) were prepared in accordance with United States generally accepted accounting principles ("GAAP") applied on a consistent basis during the periods involved.

        (c)   Section 4.7(c) of the Company Disclosure Schedule is a true and complete schedule of the Company's outstanding Indebtedness as of the close of business on December 11, 2009. As of the close of business on December 11, 2009, the unused commitment under the Credit Agreement was approximately $55.0 million.

        Section 4.8    INTERNAL CONTROLS AND PROCEDURES.

        (a)   The Company is in compliance in all material respects with (i) the applicable provisions of the Sarbanes-Oxley Act of 2002 (the "Sarbanes-Oxley Act") and (ii) the applicable listing and corporate governance rules and regulations of the NASDAQ Global Market. The Company has established and maintains disclosure controls and procedures and a system of internal control over financial reporting (as such terms are defined in Rule 13a-15 and Rule 15d-15 under the Exchange Act) as required by Rule 13a-15 and Rule 15d-15 under the Exchange Act. The Company's disclosure controls and procedures and system of internal control over financial reporting are reasonably designed to provide reasonable assurance that all material information required to be disclosed by the Company in the reports that it files or furnishes under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the SEC, and that all such material information is accumulated and communicated to the Company's management as appropriate to allow timely decisions regarding required disclosure and to make the certifications required pursuant to Sections 302 and 906 of the Sarbanes-Oxley Act.

        (b)   The Company has disclosed, based on its most recent evaluation prior to the date of this Agreement, to the Company's auditors and the audit committee of the Board of Directors of the Company (i) any significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting that are reasonably likely to materially adversely affect the Company's ability to record, process, summarize and report financial data, and (ii) any fraud, whether or not material, known to the management of the Company that involves management or other employees, in each case who have a significant role in the Company's internal control over financial reporting. The Company carried out an evaluation, under the supervision and with the participation of management, including the Company's Chief Executive Officer and Chief Financial Officer, of the effectiveness of the design and operation of the Company's disclosure controls and procedures as of October 3, 2009, and such assessment concluded that the Company's disclosure controls and procedures were effective as of October 3, 2009, at the reasonable assurance level.

        (c)   To the knowledge of the Company, since the IPO Date, there have been no material allegations of fraud that involve management or other employees, in each case who have a significant role in the Company's internal control over financial reporting.

        Section 4.9    NO UNDISCLOSED LIABILITIES.    Except (a) as reflected or reserved against in the Company's consolidated balance sheet as of October 3, 2009 (or the notes thereto) included in the Company SEC Documents, (b) for liabilities or obligations incurred in the ordinary course of business consistent with past practice since October 3, 2009, and (c) for liabilities or obligations incurred in connection with this Agreement and the transactions contemplated hereby, including the Merger, neither the Company nor any of its Subsidiaries has any liabilities or obligations of any nature, whether or not accrued, contingent or otherwise, that would be required by GAAP to be reflected on a consolidated balance sheet (or the notes thereto) of the Company and its Subsidiaries, other than those that would not have a Company Material Adverse Effect. Except as set forth in Section 4.9 of the Company Disclosure Schedule, none of the Company nor any of its Subsidiaries is a party to any off-balance sheet arrangements or obligations under any interest rate or currency cap, swap, collar, hedging or similar transaction that could have a current or future material effect upon the Company's consolidated financial condition or results of operations or expose the Company or any of its Subsidiaries to any material liability.

        Section 4.10    COMPLIANCE WITH LAW; PERMITS.

        (a)   The Company and its Subsidiaries are in compliance with and are not in default under or in violation of any (i) Law or (ii) Order, in each case, applicable to the Company, such Subsidiaries or any of their respective properties or assets and have not received any written notice of any non-compliance, default or violation of such Laws or Orders, except in the case of each of (i) and

(ii) above, where such non-compliance, default or violation of Laws or Orders would have a Company Material Adverse Effect.

        (b)   The Company and its Subsidiaries are in possession of all authorizations, licenses, permits, consents, certificates, approvals and orders of any Governmental Authority and have made all filings, applications and registrations with any Governmental Authority (including any authorizations required under the Federal Food, Drug and Cosmetic Act of 1938, as amended (the "FDCA") and any regulations of the U.S. Food and Drug Administration (the "FDA") promulgated thereunder) necessary for the Company and its Subsidiaries to own, lease and operate their properties and assets or to carry on their businesses as they are now being conducted (the "Company Permits"), except where the failure to have any of the Company Permits would not have a Company Material Adverse Effect. All Company Permits are in full force and effect, except where the failure to be in full force and effect would not have a Company Material Adverse Effect. The Company and its Subsidiaries are, and at all times since the IPO Date have been, (i) in compliance with the terms and conditions of the Company Permits, and (ii) neither the Company nor any of its Subsidiaries has received written notice of any violation of the terms or conditions of the Company Permits, or alleging the failure to hold or obtain any Company Permits required to own, lease and operate their properties and assets or to carry on their businesses as they are now being conducted, except in the case of each of (i) and (ii) above any non-compliance, violations or failures that would not have a Company Material Adverse Effect. Neither the Company nor any of its Subsidiaries has received written notice that any of the Company Permits will not be renewed, and there are no actions, suits, inquiries, investigations or proceedings pending to revoke or withdraw any such Company Permits, except for such non-renewals, revocations or withdrawals that would not have a Company Material Adverse Effect.

        Section 4.11    INVESTIGATIONS; LITIGATION.    (a) As of the date of this Agreement, the Company has not received written notice of any investigation or review pending (and, to the knowledge of the Company, no such investigation or review is threatened) by any Governmental Authority with respect to the Company or any of its Subsidiaries that would have a Company Material Adverse Effect, and (b) except as set forth in Section 4.11 of the Company Disclosure Schedule, there are no actions, notices, suits, grievances, claims, arbitrations or proceedings pending (or, to the knowledge of the Company, threatened) against or affecting the Company or any of its Subsidiaries, or any of their respective properties, officers or directors or for which the Company or any of its Subsidiaries is required to indemnify a third party at Law or in equity before, and there are no orders, judgments or decrees of or before, any Governmental Authority, in each case, that would (i) if adversely determined, reasonably be expected to result in any payment by the Company or its Subsidiaries in excess of $1.0 million or (ii) have a Company Material Adverse Effect.

        Section 4.12    ABSENCE OF CERTAIN CHANGES OR EVENTS.    Except as set forth in Section 4.12 of the Company Disclosure Schedule, from July 5, 2009 to the date of this Agreement, except as otherwise specifically contemplated or permitted by this Agreement, the businesses of the Company and its Subsidiaries have been conducted in all material respects in the ordinary course of business consistent with past practice and there has not occurred a Company Material Adverse Effect.

        Section 4.13    LABOR MATTERS.

        (a)   Except to the extent imposed by applicable non-U.S. Law, as of the date of this Agreement, neither the Company nor any of its Subsidiaries is a party to, or bound by, any collective bargaining agreement (or similar agreement or arrangement in any foreign country) with any employee, labor union or similar labor organization. There are no collective bargaining agreements (or similar agreements or arrangements outside the U.S.) that pertain to any of the employees of the Company or its Subsidiaries with respect to their employment with the Company or its Subsidiaries. No employees of the Company or its Subsidiaries are represented by any labor union or organization with respect to their employment with the Company or its Subsidiaries.

        (b)   Except as set forth in Section 4.13(b) of the Company Disclosure Schedule, as of the date of this Agreement, no labor union, labor organization, works council or group of employees of the Company or its Subsidiaries has made a pending demand for recognition or certification, and there are no representation or certification proceedings or petitions seeking a representation proceeding presently pending or, to the knowledge of the Company, threatened in writing to be brought or filed with the National Labor Relations Board or any other non-U.S. labor relations tribunal or authority. Except as set forth in Section 4.13(b) of the Company Disclosure Schedule, as of the date of this Agreement, the Company has no knowledge of any labor union organizing activities with respect to any employees of the Company or its Subsidiaries.

        (c)   From the IPO Date to the date of this Agreement, there has been no actual, or to the knowledge of the Company, threatened: (i) strikes, lockouts, slowdowns, or work stoppages, or (ii) unfair labor practice charges, material arbitrations or material grievances, in each case, against or affecting the Company or its Subsidiaries that would have a Company Material Adverse Effect.

        (d)   Except as set forth in Section 4.13(d) of the Company Disclosure Schedule, the Company and its Subsidiaries are in compliance with all applicable Laws respecting employment and employment practices, including all Laws respecting terms and conditions of employment, wages and hours and labor relations, health and safety, child labor, immigration, employment discrimination, disability rights or benefits, equal opportunity, affirmative action, classification of workers as independent contractors, workers' compensation, plant closings, layoffs, employee leave issues and unemployment insurance, except to the extent that the failure to comply with such Laws would not have a Company Material Adverse Effect.

        (e)   Except as set forth in Section 4.13(e) of the Company Disclosure Schedule, from the IPO Date to the date of this Agreement, the Company and its Subsidiaries have not received (i) written notice of any material charge or material complaint with respect to or relating to them pending before the Equal Employment Opportunity Commission or any other Governmental Authority responsible for the prevention of unlawful employment practices, or (ii) written notice of any material unfair labor practice charge or material complaint pending or threatened before the National Labor Relations Board or any other Governmental Authority against them.

        (f)    To the knowledge of the Company, (i) none of the manufacturers, contractors and subcontractors engaged in the manufacturing of products for the Company and its Subsidiaries utilize forced labor, prison labor, convict labor, indentured labor, child labor, corporal punishment or other forms of mental or physical coercion in connection with the manufacture of the products for the Company and its Subsidiaries, and (ii) the Company and its Subsidiaries are in material compliance with all required vendor policies of the Company's five largest retail customers (measured by dollar sales volume for the fiscal year ended January 3, 2009) in respect of the matters referred to in clause (i) above, including maintaining any required compliance program in respect thereof.

        Section 4.14    COMPANY BENEFIT PLANS.

        (a)   Section 4.14(a) of the Company Disclosure Schedule lists all material Company Benefit Plans. "Company Benefit Plan" means each employment, consulting, retirement, welfare (including health, medical, dental, disability, accident or life insurance benefits), severance, incentive or bonus, deferred compensation, profit sharing, fringe, vacation or paid-time-off, stock purchase, stock option or equity incentive plan, program, agreement or arrangement, and any other employee benefit plan, program, or arrangement whether written, unwritten, or otherwise, funded or unfunded, including each "employee benefit plan" within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") that is sponsored, maintained, contributed to or required to be contributed to by the Company or any of its Subsidiaries or any ERISA Affiliate for the benefit of any current or former employees, directors or consultants of the Company or any of its Subsidiaries or any ERISA Affiliate, or with respect to which the Company or any of its Subsidiaries or any ERISA

Affiliate has or may have any liability, other than benefit plans, programs and arrangements mandated by applicable Law.

        (b)   The Company has made available to Parent up-to-date and complete copies of: (i) each Company Benefit Plan, or, where oral, written summaries thereof and copies of the current and past related documentation and all amendments thereto; (ii) each trust or funding arrangement prepared in connection with each such Company Benefit Plan; (iii) the most recently filed annual report on Internal Revenue Service Form 5500 or any other annual report required by applicable Law with respect to each Company Benefit Plan; (iv) the most recently received determination or opinion letter for each such Company Benefit Plan; (v) the most recently prepared actuarial report and financial statement in connection with each such Company Benefit Plan; (vi) the most recent summary plan description, any material summaries of material modification, and any employee handbooks with respect to each such Company Benefit Plan; and (vii) any material written communications (or a description of any material oral communications) by the Company or any of its Subsidiaries to any current or former employee, consultant, or director of the Company or any of its Subsidiaries concerning the extent of the benefits provided under a Company Benefit Plan.

        (c)   Neither the Company nor any of its Subsidiaries has any commitment to establish any new Company Benefit Plan or to materially modify any Company Benefit Plan (except to the extent required by Law or to conform any such Company Benefit Plan to the requirements of any applicable Law or as required by this Agreement) or to adopt or enter into any Company Benefit Plan.

        (d)   None of the Company or any of its Subsidiaries or any other Person that, together with the Company or any of its Subsidiaries, is treated as a single employer within the meaning of Section 414(b), (c), (m) or (o) of the Code (each, together with the Company and any of its Subsidiaries, an "ERISA Affiliate"), has now or at any time within the past six years contributed to, was required to contribute to, sponsored, or maintained, with respect to ERISA Affiliates, while being an ERISA Affiliate: (i) a pension plan (within the meaning of Section 3(2) of ERISA) subject to Section 412 of the Code or Title IV of ERISA; (ii) a multiemployer plan (within the meaning of Section 3(37) or 4001(a)(3) of ERISA); or (iii) a single employer pension plan (within the meaning of Section 4001(a)(15) of ERISA) for which an ERISA Affiliate would reasonably be expected to incur liability under Section 4063 or 4064 of ERISA. No liability under Title IV or Section 302 of ERISA has been incurred by the Company or any ERISA Affiliate that has not been satisfied in full, and no condition exists that presents a material risk to the Company or any ERISA Affiliate of incurring any such liability.

        (e)   Each Company Benefit Plan intended to be qualified under Section 401(a) or 401(k) of the Code has received a favorable determination letter or opinion letter from the Internal Revenue Service that the Company Benefit Plan is so qualified, (ii) each trust established in connection with any Company Benefit Plan that is intended to be exempt from federal income taxation under Section 501(a) of the Code has received a determination letter or opinion letter from the Internal Revenue Service that it is so exempt, and (iii) to the knowledge of the Company, no fact or circumstance exists that would reasonably be expected to adversely affect the qualified status of any such Company Benefit Plan or the exempt status of any such trust. There are no audits, inquiries, or proceedings pending or, to the knowledge of the Company, threatened by any Governmental Authority with respect to any Company Benefit Plan.

        (f)    No Company Benefit Plan, nor any trustee, or administrator, employee of the Company or any or its Subsidiaries, or "fiduciary" thereof has engaged in any breach of fiduciary responsibility or any "prohibited transaction" (within the meaning of Section 406 of ERISA or Section 4975 of the Code) to which Section 406 of ERISA or Section 4975 of the Code applies and that could subject any such Company Benefit Plan, trustee, administrator, employee or fiduciary thereof, or any party dealing with any such Company Benefit Plan, to a material Tax or material penalty imposed by Section 4975 of the Code or Section 502(l) of ERISA. Neither the Company nor any of its Subsidiaries nor any ERISA Affiliate is subject to any material Tax or material penalty with respect to any Company Benefit Plan under Section 502(i) of ERISA or Sections 4976 through 4980 of the Code.

        (g)   Except as set forth in Section 4.14(g) of the Company Disclosure Schedule, each Company Benefit Plan (including any Foreign Benefit Plan) and each related trust agreement has been established, maintained, funded and administered in substantial compliance with its terms, and in compliance in all material respects with all applicable Laws, including ERISA and the Code.

        (h)   All contributions required to be made with respect to any Company Benefit Plan (including any Foreign Benefit Plan) have been timely made. There are no current actions, suits or claims pending, or, to the knowledge of the Company, threatened (other than routine claims for benefits) against any Company Benefit Plan or against the assets of any Company Benefit Plan.

        (i)    Except as set forth in Section 4.14(i) of the Company Disclosure Schedule, neither the Company nor any of its Subsidiaries has liability under any Company Benefit Plan, or otherwise, to provide any welfare benefits (including any medical or death benefits) with respect to any employees of the Company or any of its Subsidiaries (or to the beneficiaries or dependents of any such employees) beyond their termination of employment (other than coverage mandated by Law).

        (j)    The Company and each of its Subsidiaries and ERISA Affiliates has complied with the continuation coverage requirements of Section 4980B of the Code and Part 6 of Subtitle B of Title I of ERISA.

        (k)   No Company Benefit Plan provides any employee or independent contractor of the Company or any of its Subsidiaries with a "gross up" or similar payment in respect of any taxes that may become payable under Section 409A or Section 4999 of the Code. Except as set forth in Section 4.14(k) of the Company Disclosure Schedule, each "nonqualified deferred compensation plan" (as such term is defined in Section 409A(d)(1) of the Code) sponsored or maintained by the Company or any Subsidiary has been operated since January 1, 2005 in good faith compliance with Section 409A of the Code and any IRS guidance issued with respect thereto. No such nonqualified deferred compensation plan that is intended to be grandfathered from complying with Section 409A of the Code has been "materially modified" (within the meaning of IRS Notice 2005-1) at any time after October 3, 2004.

        (l)    Except as set forth in Section 4.14(l) of the Company Disclosure Schedule, neither the execution or delivery of this Agreement nor the consummation of the transactions contemplated by this Agreement, including the Merger, will, either alone or in conjunction with any other event (whether contingent or otherwise), (i) entitle any current or former employee, consultant or officer of the Company or any its Subsidiaries to severance pay, unemployment compensation or any other payment, except as required by applicable Law, (ii) accelerate the time of payment, vesting, funding or increase the amount of compensation due to any current or former employee, consultant or officer of the Company or any its Subsidiaries, or (iii) result in any amount failing to be deductible by reason of Section 280G of the Code.

        (m)  Section 4.14(m) of the Company Disclosure Schedule sets forth a complete and accurate list of each Company Benefit Plan (x) that is not subject to United States Law and (y) in which Company participation is not mandatory under applicable foreign Law (a "Foreign Benefit Plan") and, except as would not have a Company Material Adverse Effect, (i) the fair market value of the assets of each funded Foreign Benefit Plan, the liability of each insurer for any Foreign Benefit Plan funded through insurance or the book reserve established for any Foreign Benefit Plan, together with any accrued contributions, is sufficient to procure or provide for the accrued benefit obligations, as of the date of this Agreement, with respect to all current and former participants in such plan according to the actuarial assumptions and valuations most recently used and consistent with applicable Law to determine employer contributions to such Foreign Benefit Plan; and (ii) each Foreign Benefit Plan required to be registered has been registered and has been maintained in good standing with applicable regulatory authorities.

        (n)   Except as set forth in Section 4.14(n) of the Company Disclosure Schedule, no condition exists that would prevent the Company or any United States Subsidiary from amending or terminating any Company Benefit Plan subject to United States Law that provides health or medical benefits in respect of any current or former employee, consultant or director of the Company or any of its Subsidiaries.

        (o)   To the knowledge of the Company, neither the Company nor any of its Subsidiaries engaged as an independent contractor any Person who was legally required to have been characterized as an employee in accordance with applicable Laws. To the knowledge of the Company, none of the current or former employees of the Company or any of its Subsidiaries is in violation of any confidentiality, non-competition, non-solicitation, non-disclosure, non-disparagement or any similar agreement with the Company or any of its Subsidiaries.

        Section 4.15    TAX MATTERS.

        (a)   The Company and each of its Subsidiaries have prepared and timely filed (taking into account any extension of time within which to file) all Tax Returns required to be filed by any of them and all such filed Tax Returns (taking into account all amendments thereto) are complete and accurate.

        (b)   The Company and each of its Subsidiaries have paid on a timely basis all material Taxes that are due and payable by them, except, in the case of Section 4.15(a) or this Section 4.15(b), for Taxes contested in good faith or for which adequate reserves have been established.

        (c)   Except as set forth in Section 4.15(c) of the Company Disclosure Schedule, as of the date of this Agreement, there are no pending or, to the knowledge of the Company threatened in writing, audits, examinations, investigations or other proceedings in respect of Taxes.

        (d)   There are no Liens for Taxes on any of the assets of the Company or any of its Subsidiaries other than Permitted Liens.

        (e)   Neither the Company nor any of its Subsidiaries has any Tax liabilities (whether due or to become due) with respect to the income, property and operations of any Company that relate to any Pre-Closing Tax Periods, except for Tax liabilities reflected in the financial statements or that have arisen after the date of the financial statements in the ordinary course of business consistent with past practice.

        (f)    Except (i) for any intercompany arrangements in which the parties are all members of the Company Consolidated Group and arrangements entered into in the ordinary course of business consistent with past practice, and (ii) as set forth in Section 4.15(f) of the Company Disclosure Schedule, neither the Company nor any of its Subsidiaries is a party to any Tax sharing, allocation or indemnity agreement or arrangement.

        (g)   Except as set forth in Section 4.15(g) of the Company Disclosure Schedule, none of the Company or any of its Subsidiary has engaged in any transaction that, as of the date hereof, is a "listed transaction" as defined in Section 6707A of the Code or Treasury Regulation Section 1.6011-4 (or any predecessor provision) or any analogous or comparable provision of state, local, or foreign Law and the Company and each such Subsidiary have disclosed in their Tax Returns all information required by the provisions of the Treasury Regulations issued under Section 6011 of the Code with respect to any "reportable transaction" as that term is defined in Section 6707A of the Code.

        (h)   Since the IPO Date, and to the knowledge of the Company prior to the IPO Date, neither the Company nor any of its Subsidiaries has distributed stock to another Person, or had its stock distributed by another Person, in a transaction that was purported or intended to be governed in whole or in part by Code Section 355 or 361 or any analogous or comparable provision of state, local or foreign Law.

        (i)    Neither the Company nor any of its Subsidiaries (i) has been a member of an affiliated group filing a consolidated Tax Return other than the consolidated group of which FGX International Inc. is the common parent (the "Company Consolidated Group"), or (ii) has any liability for the Taxes of any Person (other than a member of the Company Consolidated Group) under Treasury Regulations Section 1.1502-6 (or any similar provision of law), as a transferee or successor, by contract, or otherwise.

        (j)    None of the Company or any of its Subsidiaries has waived or requested a waiver of any statute of limitations in respect of material Taxes or agreed to or requested any extension of time with respect to a material Tax assessment or deficiency, which waiver or extension is still in effect.

        (k)   Except as set forth in Section 4.15(k) of the Company Disclosure Schedule, none of the Company nor any of its Subsidiaries has entered into any private letter rulings or obtained any closing agreements that will have any effect on the Tax Returns, Tax positions or other filings of the Company or any Subsidiary subsequent to the Closing Date.

        (l)    The Company and each of its Subsidiaries have timely prepared or caused to be prepared all reports and other documentation necessary to avoid the imposition of any penalty under the provisions of Section 6662(e) of the Code or any analogous or comparable provision of local or foreign Law.

        (m)  All material records that the Company and each of its Subsidiaries are required to keep for Tax have been duly kept. None of the Company or any of its Subsidiaries will be required to include any item of income in, or exclude any item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Closing Date as a result of any: (i) change in method of accounting for a Pre-Closing Tax Period; (ii) "closing agreement" as described in Code Section 7121 (or any corresponding or similar provision of state, local or foreign income Tax law) executed on or prior to the Closing Date; (iii) installment sale or open transaction disposition made on or prior to the Closing Date; or (iv) prepaid amount received on or prior to the Closing Date.

        (n)   The Company and each of its Subsidiaries have withheld and paid all material Taxes required to have been withheld and paid in connection with amounts paid or owing to any employee, independent contractor, creditor, shareholders of the Company or its Subsidiaries or other Person.

        (o)   None of the Company or any Subsidiary has been a United States real property holding company (as defined in Section 897(c)(2) of the Code) during the applicable period specified in Section 897(c)(1)(ii) of the Code.

        Section 4.16    INTELLECTUAL PROPERTY.

        (a)   For the purposes of this Agreement, "Intellectual Property" shall mean all U.S. and foreign (i) trademarks, service marks, trade names, logos, slogans, trade dress, and other similar designations of source or origin, together with the goodwill symbolized by any of the foregoing ("Trademarks"), (ii) copyrights (registered and unregistered) and copyrightable subject matter ("Copyrights"), (iii) internet domain names ("Domain Names"), (iv) patents, patent applications, patent disclosures, and all related continuations, continuations-in-part, divisionals, reissues, re-examinations, substitutions, and extensions thereof ("Patents"), (v) computer programs (whether in source code, object code, or other form), databases and compilations of data ("Software"), (vi) trade secrets and all confidential information, know-how, financial and marketing plans, research and development information, inventions, processes, formulae, techniques, drawings, specifications, proposals, models, and methodologies ("Trade Secrets"), (vii) all rights in the foregoing and in other similar intangible assets, (viii) all applications and registrations for the foregoing, and (ix) all rights and remedies against past, present, and future infringement, misappropriation, or other violations thereof.

        (b)   Section 4.16(b) of the Company Disclosure Schedule sets forth a correct and complete list of all material U.S. and foreign (i) Trademark registrations and applications, (ii) Domain Names registrations, (iii) Copyright registrations and applications, and (iv) issued Patents and Patent applications, in each case that are owned by the Company or any of its Subsidiaries ("Company Intellectual Property"), including an indication of each jurisdiction in the world in which there is a registration or application for registration thereof, all the respective registration and application numbers and dates of filing and/or issuance. The Company and/or its Subsidiaries own, or as of the Closing Date will own, free and clear of all Liens, except for Permitted Liens, the Company Intellectual Property, and the consummation of the transactions contemplated hereby, including the Merger, will not materially conflict with, alter or impair any rights of the Company or any of its Subsidiaries in such Intellectual Property. All of the Company Intellectual Property is subsisting and, to the knowledge of the Company, valid and enforceable, except as would not have a Company Material Adverse Effect.

        (c)   Except as would not have a Company Material Adverse Effect, the Company or its Subsidiaries own or hold a good and valid license with respect to all Intellectual Property used in and necessary for the business of the Company and its Subsidiaries as currently conducted, free and clear of all Liens, except for Permitted Liens; provided that the foregoing is not a representation or warranty with respect to non-infringement or other violation of Intellectual Property (which is the subject of Section 4.16(f)).

        (d)   Except as set forth in Section 4.16(d) of the Company Disclosure Schedule and to the knowledge of the Company, as of the date of this Agreement, there are no claims or proceedings pending or threatened in writing against the Company or its Subsidiaries by any Person with respect to the Company's or its Subsidiaries' use of any Intellectual Property that, if determined adversely to the Company or its Subsidiaries, would have a Company Material Adverse Effect.

        (e)   Except as set forth in Section 4.16(e) of the Company Disclosure Schedule and to the knowledge of the Company, since the IPO Date, there have been no claims or proceedings made or threatened in writing against the Company and/or a Subsidiary of the Company by any Person that seeks to cancel, limit or challenge the ownership, validity, registration, enforceability or use of any Company Intellectual Property that would have a Company Material Adverse Effect.

        (f)    Except as set forth in Section 4.16(f) of the Company Disclosure Schedule and to the knowledge of the Company, except as would not have a Company Material Adverse Effect, the conduct of the businesses of the Company and its Subsidiaries as currently conducted does not infringe upon any Intellectual Property rights or any other proprietary right of any Person in any material respect or violate or conflict in any material respect with any Contracts to which the Company or any of its Subsidiaries is a party related thereto.

        (g)   Except as set forth in Section 4.16(g) of the Company Disclosure Schedule, from the IPO Date through the date of this Agreement, neither the Company nor any of its Subsidiaries has made any claim alleging a violation or infringement by others of any Intellectual Property owned by the Company or any of its Subsidiaries, which violation or infringement would have a Company Material Adverse Effect.

        Section 4.17    MATERIAL CONTRACTS.

        (a)   Section 4.17(a) of the Company Disclosure Schedule identifies each Contract that constitutes a Company Material Contract to which the Company or any of its Subsidiaries is a party to or bound by and is in effect as of the date of this Agreement. For purposes of this Agreement, each of the following shall be deemed to constitute a "Company Material Contract":

            (i)  "material contract" (as such term is defined in item 601(b)(10) of Regulation S-K of the SEC) that would be required to be filed by the Company with the SEC;

           (ii)  employment Contract or Contract with an individual for the provision of consulting services in lieu of employment that provides for annual cash base salary compensation as of the date hereof exceeding $200,000 per year;

          (iii)  Contract with any current or former director or officer of the Company or its Subsidiaries that would be required to be disclosed under Item 404 of Regulation S-K under the Securities Act;

          (iv)  Contract between (x) the Company or any of its Subsidiaries, on the one hand, and (y) any Affiliate of the Company (other than the Company's Subsidiaries), on the other hand, of the type that would be required to be disclosed under Item 404 of Regulation S-K under the Securities Act;

           (v)  Contract containing covenants of the Company or any of its Subsidiaries not to compete in any geographical area (but excluding any Contracts pursuant to which the Company or any of its Subsidiaries grants exclusive distribution rights to any third party);

          (vi)  Contract that creates a partnership or joint venture or similar agreement with respect to any material business of the Company;

         (vii)  material written Contract (other than purchase orders) with the top ten (measured by dollar sales volume during the fiscal year ended January 3, 2009) customers, suppliers or service providers of the Company and its Subsidiaries;

        (viii)  indenture, credit agreement, loan agreement, security agreement, guarantee, note, mortgage or other evidence of Indebtedness by the Company (including agreements related to interest rate or currency hedging activities) with any third party in excess of $5.0 million;

          (ix)  collective bargaining agreement;

           (x)  Contract for the sale of assets since January 3, 2009 (other than inventory in the ordinary course of business consistent with past practice) in excess of $2.5 million;

          (xi)  written Contract that contains a put, call, right of first refusal or similar right pursuant to which the Company or any Subsidiary would be required to purchase or sell any securities of any entity;

         (xii)  settlement or conciliation agreement or similar agreement with any Governmental Authority or order or consent of a Governmental Authority to which the Company or any of its Subsidiaries is subject involving future performance by the Company or any of its Subsidiaries that is material to the Company and its Subsidiaries, taken as a whole;

        (xiii)  Contract under which the Company and its Subsidiaries are obligated to make annual payments following the date of this Agreement in excess of $2.5 million (other than leases, subleases or real property license Contracts in the ordinary course of business consistent with past practice);

        (xiv)  acquisition agreement (other than with respect to inventory in the ordinary course of business consistent with past practice) pursuant to which the Company or any of its Subsidiaries has continuing indemnification, "earn-out" or other contingent obligations, in each case, that would be reasonably be expected to result in payments in excess of $2.5 million; or

         (xv)  Contracts granting the Company or its Subsidiaries a license to use third party Intellectual Property that is material to the conduct of the business of the Company and its Subsidiaries, taken as a whole, as currently conducted (other than Contracts for generally available Software).

        (b)   The Company has made available to Parent copies of each Company Material Contract in effect as of the date of this Agreement, together with all material amendments and supplements thereto in effect as of the date of this Agreement. Except as set forth in Section 4.17(b) of the Company Disclosure Schedule, neither the Company nor any Subsidiary of the Company is in breach of or default under the terms of any Company Material Contract where such breach or default would have a Company Material Adverse Effect. Except as set forth in Section 4.17(b) of the Company Disclosure Schedule, and to the knowledge of the Company, no other party to any Company Material Contract is in breach of or default under the terms of any Company Material Contract where such breach or default would have a Company Material Adverse Effect. Each Company Material Contract is a valid and binding obligation in all material respects of the Company or the Subsidiary of the Company that is party thereto and, to the knowledge of the Company, of each other party thereto, and is in full force and effect, except that (A) such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar Laws now or hereafter in effect relating to creditors' rights generally (whether considered in a proceeding of Law or equity), and (B) equitable remedies of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought. Except as would not have a Company Material Adverse Effect, (i) neither the Company nor any Subsidiary of the Company has received any written notice or claim of default under any Company Material Contract or any written notice of an intention to, and to the knowledge of the Company, no other party to any Company Material Contract intends to, terminate or not renew any Company Material Contract (including as a result of the execution and performance of this Agreement), (ii) to the knowledge of the Company, no event has occurred that, with or without notice or lapse of time or both, would result in a material breach or a material default under any Company Material Contract, and (iii) the Company and the Subsidiaries of the Company have performed all respective material obligations required to be performed by them as of the date of this Agreement under the Company Material Contracts and are not (with or without the lapse of time or the giving of notice, or both) in material breach thereunder.

        Section 4.18    PROPERTIES AND LEASES.

        (a)   Section 4.18(a)(i) of the Company Disclosure Schedule sets forth a correct and complete list of all real property owned by the Company or its Subsidiaries (the "Owned Real Property"). Section 4.18(a)(ii) of the Company Disclosure Schedule sets forth a correct and complete list of all leases or subleases currently in effect relating to all real property that any of the Company or its Subsidiaries leases or subleases (the property demised thereunder herein referred to as the "Leased Real Property") (the Owned Real Property, together with the Leased Real Property, herein referred to collectively as the "Real Property"). The Real Property is all of the material real property used in connection with the operation of the business of the Company and its Subsidiaries as it is currently conducted. As of the date of this Agreement and except as set forth in Section 4.18(a)(iii) of the Company Disclosure Schedule, neither the Company nor its Subsidiaries has leased, subleased, licensed or otherwise granted any Person the right to use or occupy, or to purchase, all or any portion of the Real Property.

        (b)   The Company or one of its Subsidiaries has good and valid (A) fee simple title to the Owned Real Property and (B) leasehold title to the Leased Real Property, in each case free and clear of all Liens other than Permitted Liens. Except as set forth in Section 4.18(b) of the Company Disclosure Schedule, with respect to each Leased Real Property, except in each case as would not have a Company Material Adverse Effect: (i) such lease or sublease is valid, binding, enforceable and in full force and effect; (ii) there exists no default under any such lease or sublease by the Company or any of its Subsidiaries that has not been cured, and to the knowledge of the Company there has not occurred any event that (with the lapse of time or the giving of notice or both) would constitute a default on the part of the Company or any of its Subsidiaries under any such lease or sublease; and (iii) the Company has made available to Parent true and correct copies of each such lease or sublease, together with all amendments and supplements thereto and assignments and subleases thereof, in effect as of the date of this Agreement.

        (c)   Except as would not have a Company Material Adverse Effect, the Real Property is sufficient for the operation of the business of the Company and its Subsidiaries as it is currently conducted.

        (d)   Except in each case as would not have a Company Material Adverse Effect, (i) the Company has not received notice of any pending condemnation, eminent domain or similar proceeding affecting all or any portion of the Owned Real Property; and (ii) to the knowledge of the Company, no such proceeding is threatened against all or any portion of the Owned Real Property.

        Section 4.19    ENVIRONMENTAL MATTERS.    Except as would not have a Company Material Adverse Effect: (i) the Company and its Subsidiaries are and have been since the IPO Date in compliance with all Environmental Laws, including possessing all material Company Permits required for its operations under applicable Environmental Laws; (ii) neither the Company nor any of its Subsidiaries has received written notice of, and, to the knowledge of the Company, is not the subject of, any actions, claims, investigations, demands, citation, complaint or notices by any Person alleging liability arising under, or non-compliance with, any Environmental Law or requesting information with respect to any Release of Hazardous Materials; and (iii) with respect to any Owned Real Property or Leased Real Property currently or, to the knowledge of the Company, formerly owned or leased, as the case may be, by the Company or its Subsidiaries, there have been no Releases of Hazardous Materials that are reasonably likely to result in a claim against the Company or any of its Subsidiaries. Except as set forth in Section 4.19 of the Company Disclosure Schedule or as would not have a Company Material Adverse Effect, neither the Company nor any of its Subsidiaries has entered into any agreement that may require it to pay to, reimburse, guarantee, pledge, defend, indemnify or hold harmless any person from or against any liabilities arising out of or related to the generation, manufacture, use, transportation, treatment, storage, disposal or Release of Hazardous Materials, or otherwise arising in connection with or under Environmental Laws. To the knowledge of the Company and as of the date of this Agreement, neither the Company nor any of its Subsidiaries has received, with respect to any Person, any written notice of deficiency, violation, refusal to act, or withdrawal or any enforcement action with respect to the December 22, 1997 Settlement Agreement and Covenant Not to Sue entered into by the State of Rhode Island, the Phillips Electronic North America Corporation and Accessories Associates, Inc.

        Section 4.20    TAKEOVER STATUTES.    No "fair price," "moratorium," "control share acquisition" or other similar antitakeover statute or regulation enacted under state or federal laws in the United States or in the British Virgin Islands are applicable to the transactions contemplated hereby, including the Merger.

        Section 4.21    INSURANCE POLICIES.    All insurance policies maintained by the Company and its Subsidiaries as of the date of this Agreement (collectively, the "Insurance Policies") are listed in Section 4.21 of the Company Disclosure Schedule. All material Insurance Policies are in full force and effect and provide insurance in such amounts and against such risks as the management of the Company reasonably has determined to be prudent in accordance with company activities or as is required by Law, and all material premiums due and payable thereon have been paid. Except as would not have a Company Material Adverse Effect, neither the Company nor any of its Subsidiaries is in breach or default, and neither the Company nor any of its Subsidiaries has taken any action or failed to take any action that, with notice or the lapse of time, would constitute a breach or default, or permit termination or modification, of any of the Insurance Policies, except as required pursuant to

Section 6.14 of this Agreement. The Company has made available to Parent a list of each material claim made under an Insurance Policy (other than with respect to healthcare, welfare, workers compensation and similar types of insurance) between the IPO Date and the date of this Agreement. Neither the Company nor any of its Subsidiaries has received written notice under any Insurance Policy (other than with respect to healthcare, welfare, workers compensation and similar types of insurance) denying or disputing any material claim (or coverage with respect thereto) made by the Company or any of its Subsidiaries or regarding the termination, cancellation or material amendment of, or material premium increase with respect to, any such Insurance Policy, in each case, at any time since the IPO Date.

        Section 4.22    FDA AND OTHER PRODUCT REGULATORY COMPLIANCE.    All products currently being manufactured, tested, processed, labeled, stored or distributed by or on behalf of the Company or any of its Subsidiaries, which are subject to the jurisdiction of the FDA, are being manufactured, tested, processed, labeled, stored, distributed, and marketed in compliance with all applicable laws, regulations, rules, guidance or orders administered or issued by the FDA, including the FDCA, except where any failure to so comply would not have a Company Material Adverse Effect. All products being manufactured by the Company or any of its Subsidiaries or on behalf of those entities are in compliance with applicable registration, licensing, impact resistance and notification requirements or qualify for exemptions under 21 C.F.R. §§ 886.5840, 886.5842, 886.5850 or 886.5915, except where any failure to so comply would not have a Company Material Adverse Effect. Except as set forth in Section 4.22 of the Company Disclosure Schedule and to the knowledge of the Company, each product distributed or sold by the Company or any of its Subsidiaries complies in all material respects with all applicable product safety standards of each applicable product safety agency, commission, board or other Governmental Authority. All products currently being manufactured, tested, processed, labeled, stored or distributed outside of the United States by the Company or any of its Subsidiaries are being manufactured, tested, processed, labeled, stored, distributed and marketed in compliance with all applicable Laws, regulations, rules, guidance or orders administered or issued by the applicable Government Authority, except where any failure to so comply would not have a Company Material Adverse Effect. To the knowledge of the Company, all products currently being manufactured, tested, processed, labeled, stored or distributed outside of the United States on behalf of the Company or any of its Subsidiaries by third parties are being manufactured, tested, processed, labeled, stored, distributed and marketed in compliance with all applicable Laws, regulations, rules, guidance or orders administered or issued by the applicable Government Authority, except where any failure to so comply would not have a Company Material Adverse Effect.

        Section 4.23    PRODUCTS.

        (a)   To the knowledge of the Company, the products (other than products subject to open and current recall, field correction, field notification or safety alert as disclosed in Section 4.23 of the Company Disclosure Schedule) licensed, sold and delivered by the Company or any of its Subsidiaries conform in all material respects with all applicable contractual commitments and all express warranties, the Company's product specifications and with all regulations, certification standards and other requirements of any applicable Governmental Authority or third party and are free of any material defects. To the knowledge of the Company, there are no material defects in the design or technology embodied in any products marketed by the Company or any of its Subsidiaries that impair or are likely to impair the safe and effective performance of any such product for its intended use. Except as would not have a Company Material Adverse Effect, there is no pending, or, to the knowledge of the Company, threatened civil, criminal or administrative actions, suits, demands, claims, hearings, notices of violation, governmental investigations, proceedings or demand letters relating to any alleged hazard or alleged defect in design, manufacture, materials or workmanship, including any failure to warn or alleged breach of express or implied warranty or representation, relating to any product produced, distributed or sold by or on behalf of the Company or any of its Subsidiaries. Except as would not have a Company Material Adverse Effect, none of the Company nor any of its Subsidiaries has extended to any of the top five customers of the Company (based on dollar sales volume in the fiscal year ended January 3, 2009 and the first three fiscal quarters of 2009) any product warranties, indemnifications or guarantees.

        (b)   All products and product components manufactured and/or distributed by the Company, or any of its Subsidiaries or, to the knowledge of the Company, by any other Person pursuant to an arrangement with the Company or any of its Subsidiaries, are in material compliance with the applicable provisions of the FDCA. Section 4.23 of the Company Disclosure Schedule sets forth a list of (i) all recalls, field notifications, field corrections and safety alerts with respect to products manufactured and/or distributed by the Company or any of its Subsidiaries, or by any third party on behalf of the Company or any of its Subsidiaries, in each case between the IPO Date and the date of this Agreement, and the dates, if any, such recalls, field notifications, field corrections and safety alerts were resolved or closed, and (ii) to the knowledge of the Company, any material complaints with respect to products produced by the Company or any of its Subsidiaries, or by any third party on behalf of the Company or any of its Subsidiaries, that are open hereof. There are no outstanding recalls, field notifications, field corrections, safety alerts or product complaints with respect to the products manufactured and/or distributed by the Company or any of its Subsidiaries, or by any third party on behalf of the Company or any of its Subsidiaries, and to the knowledge of the Company, there are no facts that would be reasonably likely to result in a material product recall, field notification, field correction or safety alert with respect to any such products.

        (c)   The Company and its Subsidiaries are in material compliance with all applicable registration and listing requirements set forth in 21 U.S.C. Section 360 and 21 C.F.R. Part 807. To the knowledge of the Company, neither the Company nor any other Person on behalf of the Company has made materially false or misleading statements in any submissions to any applicable Governmental Authority, and such submissions are materially accurate and complete.

        Section 4.24    FOREIGN CORRUPT PRACTICES AND INTERNATIONAL TRADE SANCTIONS.    None of the Company nor any of its Subsidiaries, nor any of their respective directors, officers, agents, employees or other Persons authorized to act on behalf of the Company or any of its Subsidiaries, has, in connection with the operation of their respective businesses, (i) used any corporate or other funds for unlawful contributions, payments, gifts or entertainment, or made any unlawful expenditures relating to political activity to government officials, candidates or members of political parties or organizations, or established or maintained any unlawful or unrecorded funds in violation of Section 104 of the Foreign Corrupt Practices Act of 1977, as amended (the "FCPA"), or any anti-bribery, anti-corruption or similar Law; (ii) paid, accepted or received any unlawful contributions, payments, expenditures or gifts; or (iii) violated or operated in noncompliance with any export restrictions, anti-boycott regulations, embargo regulations or other applicable domestic or foreign Laws and regulations, in each case, except as would not have a Company Material Adverse Effect.

        Section 4.25    FINDERS OR BROKERS.    Except for Lazard Frères & Co. LLC, neither the Company nor any of its Subsidiaries has employed any investment banker, broker or finder in connection with the transactions contemplated by this Agreement, including the Merger, who might be entitled to any fee or any commission in connection with or upon consummation of the Merger.

        Section 4.26    OPINION OF FINANCIAL ADVISOR.    The Board of Directors of the Company has received the opinion of Lazard Frères & Co. LLC substantially to the effect that, as of such date, the Merger Consideration is fair from a financial point of view to the holders of the Company Ordinary Shares.

        Section 4.27    NO OTHER REPRESENTATIONS AND WARRANTIES; DISCLAIMER.

        (a)   Except for the representations and warranties made by the Company in this Article IV, neither the Company nor any other Person makes any express or implied representation or warranty with respect to the Company or any of its Subsidiaries or their respective businesses, operations, assets, liabilities, condition (financial or otherwise) or prospects, and the Company hereby disclaims any such other representations or warranties. In particular, without limiting the foregoing disclaimer, except for the representations and warranties made by the Company in this Article IV, neither the Company nor any other Person makes or has made any representation or warranty to Parent, Merger Sub, or any of their Affiliates or Representatives with respect to (i) any financial projection, forecast, estimate, budget or prospect information relating to the Company, any of its Subsidiaries or their respective businesses or operations, or (ii) any oral or written information presented to Parent, Merger Sub, or any of their Affiliates or Representatives in the course of their due diligence investigation of the Company, the negotiation of this Agreement or in the course of the transactions contemplated hereby, including the Merger.

        (b)   Notwithstanding anything contained in this Agreement to the contrary (but subject to clause (c) below), the Company acknowledges and agrees that neither Parent, Merger Sub nor any other Person has made or is making any representations or warranties whatsoever, express or implied, beyond those expressly given by Parent and Merger Sub in Article V hereof, including any implied representation or warranty as to the accuracy or completeness of any information regarding Parent furnished or made available to the Company or any of its Affiliates or Representatives. Without limiting the generality of the foregoing, the Company acknowledges and agrees that no representations or warranties are made with respect to any projections, forecasts, estimates, budgets or prospect information that may have been made available to the Company or any of its Affiliates or Representatives.

        (c)   Nothing in this Section 4.27 shall limit any claim by Parent, Merger Sub or the Company in respect of fraud.

ARTICLE V

REPRESENTATIONS AND WARRANTIES OF PARENT AND MERGER SUB

        Except as disclosed in the corresponding numbered sections of the Disclosure Schedule delivered by Parent to the Company prior to the execution of this Agreement (the "Parent Disclosure Schedule") (it being agreed that disclosure of any item in any section of the Parent Disclosure Schedule shall be deemed disclosure with respect to any other section of this Agreement to which the relevance of such item is reasonably apparent on its face), Parent and Merger Sub jointly and severally represent and warrant to the Company as follows:

        Section 5.1    QUALIFICATION; ORGANIZATION.    Each of Parent and Merger Sub is (a) a legal entity duly organized and validly existing under the Laws of its respective jurisdiction of organization and has all requisite corporate or similar power and authority to own, lease and operate its properties and assets and to carry on its business as presently conducted, and (b) qualified to do business and is in good standing (with respect to jurisdictions that recognize the concept of good standing) except, in each case, where the failure to be so organized, existing, to have such power and authority, or to be so qualified or in good standing would not reasonably be expected to prevent or materially delay or materially impair the ability of Parent or Merger Sub to consummate the transactions contemplated by this Agreement, including the Merger (a "Parent Material Adverse Effect"). Parent has made available to the Company prior to the date of this Agreement a true and complete copy of Parent's and Merger Sub's organizational documents, each as amended through the date of this Agreement. Such organizational documents are in full force and effect. Neither Parent nor Merger Sub is in violation of the provisions of its organizational documents.

        Section 5.2    AUTHORITY.    Each of Parent and Merger Sub has all requisite corporate power and authority to enter into this Agreement and to consummate the transactions contemplated hereby, including the Merger. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, including the Merger, have been duly and validly authorized by the Boards of Directors of Parent and Merger Sub and, with respect to Merger Sub, approved by its sole shareholder, and, except for the filing of the Articles of Merger with the Registrar and the Delaware Secretary, no other corporate proceedings on the part of Parent or Merger Sub are necessary to authorize this Agreement or to consummate the transactions contemplated hereby, including the Merger. This Agreement has been duly and validly executed and delivered by Parent and Merger Sub and, assuming this Agreement constitutes the valid and binding agreement of the Company, this Agreement constitutes the valid and binding agreements of Parent and Merger Sub, enforceable against Parent and Merger Sub in accordance with its terms, except that such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar Laws now or hereafter in effect relating to creditors' rights and general principles of equity.

        Section 5.3    NO VIOLATION.

        (a)   Other than in connection with or in compliance with (i) the provisions of the BC Act and Delaware Law, (ii) the Exchange Act, (iii) the HSR Act, (iv) any applicable foreign Regulatory Laws, (v) the applicable rules of any exchange on which securities of Parent are traded and (vi) the approvals set forth on Section 5.3 of the Parent Disclosure Schedule, no authorization, consent, clearance or approval of, or filing or notification with, any Governmental Authority is necessary for the consummation by Parent or Merger Sub of the transactions contemplated by this Agreement, including the Merger, except for such authorizations, consents, approvals or filings, that, if not obtained or made, would not have a Parent Material Adverse Effect.

        (b)   The execution and delivery by Parent and Merger Sub of this Agreement does not, and the consummation of the transactions contemplated hereby, including the Merger, and compliance with the provisions hereof will not, (i) conflict with or result in any violation in any respect of any provision of the organizational documents of Parent or any of its Subsidiaries or (ii) conflict with or violate any Laws applicable to Parent, any of its Subsidiaries or any of their respective properties or assets or any Order applicable to Parent or Merger Sub, other than, in the case of clause (ii), any such conflict or violation that would not have a Parent Material Adverse Effect.

        Section 5.4    LITIGATION.    There are no actions, suits or proceedings pending (or, to the knowledge of Parent, threatened) against or affecting Parent or its Subsidiaries, or any of their respective properties, officers or directors, and there are no orders, judgments or decrees of or before any Governmental Authority, in each case, that would have a Parent Material Adverse Effect.

        Section 5.5    ADEQUACY OF FUNDS.    Parent has, and will have at the Closing, adequate cash on hand or amounts readily available to it pursuant to existing credit facilities in effect on the date of this Agreement to pay all amounts to be paid by it pursuant to this Agreement and the transactions contemplated hereby, including the Merger, and there is no restriction on the use of such cash for such purposes. Parent's and Merger Sub's obligations hereunder are not subject to any conditions regarding Parent's, Merger Sub's or any other Person's ability to obtain financing for the transactions contemplated hereby, including the Merger.

        Section 5.6    CAPITALIZATION OF MERGER SUB.    As of the date of this Agreement, Merger Sub is authorized to issue 100 shares of common stock, par value $0.01 per share, which have been validly issued and are outstanding. The issued and outstanding share of Merger Sub is, and immediately prior to the Effective Time will be, owned by Parent or a direct or indirect wholly-owned subsidiary of Parent. Merger Sub has not conducted any business prior to the date of this Agreement and has no, and prior to the Effective Time will have no, assets, liabilities or obligations of any nature other than those incident to its formation and pursuant to or in connection with this Agreement and the Merger and the other transactions contemplated by this Agreement, including the Merger.

        Section 5.7    NO VOTE OF PARENT SHAREHOLDERS.

        (a)   No vote or other action of the shareholders of Parent or the holders of any other securities of Parent (equity or otherwise) is required by any applicable Law, the organizational documents of Parent or the applicable rules of any exchange on which securities of Parent are traded in order for Parent to consummate the Merger.

        (b)   No vote or other action of the shareholders of any Subsidiary of Parent (other than Merger Sub, which vote or action has already been obtained) or the holders of any other securities of any such Subsidiaries (equity or otherwise) is required by any applicable Law or the organizational documents of any of such Subsidiaries in order for Parent to consummate the Merger.

        Section 5.8    FINDERS OR BROKERS.    Except for Rothschilds Cie, none of Parent nor any of its Subsidiaries has employed any investment banker, broker or finder in connection with the transactions contemplated by this Agreement, including the Merger, who might be entitled to any fee or any commission in connection with or upon consummation of the Merger.

        Section 5.9    NO OTHER REPRESENTATIONS AND WARRANTIES; DISCLAIMER.

        (a)   Except for the representations and warranties made by Parent and Merger Sub in this Article V, neither Parent, Merger Sub nor any other Person makes any express or implied representation or warranty with respect to Parent or any of its Subsidiaries or their respective businesses, operations, assets, liabilities, condition (financial or otherwise) or prospects, and each of Parent and Merger Sub hereby disclaim any such other representations or warranties. In particular, without limiting the foregoing disclaimer, except for the representations and warranties made by Parent and Merger Sub in this Article V, neither Parent, Merger Sub nor any other Person makes or has made any representation or warranty to the Company or any of their Affiliates or Representatives with respect to (i) any financial projection, forecast, estimate, budget or prospect information relating to Parent, any of its Subsidiaries or their respective businesses, or (ii) any oral or written information presented to the Company or any of their Affiliates or Representatives in the course of their due diligence investigation of Parent, the negotiation of this Agreement or in the course of the transactions contemplated hereby, including the Merger.

        (b)   Notwithstanding anything contained in this Agreement to the contrary (but subject to clause (c) below), each of Parent and Merger Sub acknowledges and agrees that neither the Company nor any other Person has made or is making any representations or warranties whatsoever, express or implied, beyond those expressly given by the Company in Article IV hereof, including any implied representation or warranty as to the accuracy or completeness of any information regarding the Company furnished or made available to Parent, Merger Sub or any of their respective Affiliates or Representatives. Without limiting the generality of the foregoing, each of Parent and Merger Sub acknowledges and agrees that no representations or warranties are made with respect to any projections, forecasts, estimates, budgets or prospect information that may have been made available to Parent, Merger Sub or any of their respective Affiliates or Representatives.

        (c)   Nothing in this Section 5.9 shall limit any claim by Parent, Merger Sub or the Company in respect of fraud.

ARTICLE VI

COVENANTS AND AGREEMENTS

        Section 6.1    CONDUCT OF BUSINESS BY THE COMPANY.    From and after the date of this Agreement and prior to the Effective Time or the date, if any, on which this Agreement is earlier terminated pursuant to Section 8.1, and except (i) as may be required by Law, (ii) as may be agreed in writing by Parent, (iii) as may be expressly permitted pursuant to this Agreement or (iv) as set forth in Section 6.1 of the Company Disclosure Schedule, (A) the Company shall use commercially reasonable efforts to carry on the business of the Company and its Subsidiaries in all material respects in the ordinary course of business consistent with past practice and use commercially reasonable efforts to preserve their respective business organizations intact and maintain their existing material relations and goodwill with Governmental Authorities, customers, suppliers, distributors, creditors, lessors, employees and business associates and keep available the services of their respective present key employees, and (B) without limiting the generality of the foregoing:

            (i)  Dividends; Changes in Stock.    The Company shall not, and shall not permit any of its Subsidiaries to: (A) declare, set aside, make, authorize or pay any dividends on or distribution with respect to its capital stock (whether in cash, assets, shares or other securities of the Company or its Subsidiaries), other than dividends in nonmaterial amounts paid as part of the Company's cash management system in the ordinary course of business and consistent with past practice by any wholly-owned Subsidiary of the Company to the Company or any wholly-owed Subsidiary of the Company; (B) adjust, subdivide, split, combine or reclassify any of its capital stock or issue or authorize or propose the issuance of any other securities in respect of, in lieu of or in substitution for, its capital stock; or (C) directly or indirectly purchase, redeem or otherwise acquire any of its capital stock or any rights, warrants or options to acquire any such capital stock, except in each case in connection with the exercise of Company Stock Options or Restricted Stock Units;

           (ii)  Issuance of Securities.    The Company shall not, and shall not permit any of its Subsidiaries to, issue, sell, pledge, dispose of or encumber, or authorize the issuance, sale, pledge, disposition or encumbrance of, any of the capital stock of the Company or any of its Subsidiaries or any securities convertible into or exchangeable for any such capital stock, or any rights, warrants or options to acquire or with respect to any such capital stock or convertible or exchangeable securities, or take any action to cause to be exercisable any otherwise unexercisable Company Stock Option (except as otherwise required by the express terms of any unexercisable Company Stock Option outstanding on the date of this Agreement), other than (A) issuances of Company Ordinary Shares in respect of any exercise of Company Stock Options outstanding on the date of this Agreement, (B) issuances of Company Ordinary Shares in respect of any settlement of Restricted Stock Units outstanding on the date of this Agreement or (C) grants of Company Stock Options or Restricted Stock Units to employees hired after the date of this Agreement consistent with past practice and not to exceed 10,000 Company Stock Options or Restricted Stock Units in the aggregate.

          (iii)  Organizational Documents.    The Company shall not, and shall not permit any of its Subsidiaries to, adopt any amendments to its memorandum of association, articles of association or similar applicable charter or organizational documents;

          (iv)  No Acquisitions.    The Company shall not, and shall not permit any of its Subsidiaries to, (A) merge, consolidate, combine or amalgamate with any Person other than another wholly-owned Subsidiary of the Company, (B) acquire or agree to acquire (including by merging or consolidating with, purchasing any equity interest in or a substantial portion of the assets of, licensing, or by any other manner), any business or any corporation, partnership, association or other business organization or division thereof, other than acquisitions and licenses as to which the purchase price (including assumed Indebtedness for borrowed money) is not in excess of $5.0 million in the aggregate and that are made following reasonable advance notice to Parent, or (C) make any loans, advances or capital contributions to, or investments in, any Person (other than the Company or any wholly-owned Subsidiary of the Company or any existing joint venture investment of the Company or any of its Subsidiaries), except in each case for loans, advances or capital contributions pursuant to and in accordance with the terms of Contracts existing as of the date of this Agreement or otherwise not in excess of $2.5 million in the aggregate and that are made following reasonable advance notice to Parent;

           (v)  No Dispositions.    The Company shall not, and shall not permit any of its Subsidiaries to, sell, lease, license, transfer, exchange or swap, mortgage or otherwise encumber (including securitizations), or subject to any Lien (other than Permitted Liens), or otherwise dispose of, any of its properties or assets, including the capital stock of Subsidiaries, other than (A) (x) obsolete fixtures and equipment and (y) inventory, in each case in the ordinary course of business consistent with past practice, (B) pursuant to existing agreements in effect prior to the execution of this Agreement, or (C) the sale of assets with a fair market value less than $2.5 million in the aggregate;

          (vi)  No Dissolution, Etc.    The Company shall not, and shall not permit any of its Subsidiaries to, adopt a plan of complete or partial liquidation or dissolution or consummate a recapitalization or other reorganization;

         (vii)  Accounting.    The Company shall not, and shall not permit any of its Subsidiaries to, materially change financial accounting policies or procedures or any of its methods of reporting income, deductions or other material items for financial accounting purposes, except as required by GAAP, SEC rule or policy or similar principles in non-U.S. jurisdictions, or applicable Law;

        (viii)  Insurance.    The Company shall, and shall cause its Subsidiaries to, (A) use reasonable best efforts to maintain (with insurance companies substantially as financially responsible as its existing insurers) insurance in at least such amounts and against at least such risks and losses as are consistent in all material respects with such entities' past practice, and (B) not undertake or permit any compromise or settlement of any claim arising under any of its respective insurance policies where the amounts paid are in excess of $5.0 million;

          (ix)  Tax Matters.    The Company shall not, and shall not permit any of its Subsidiaries to: (A) make or change any material election in respect of Taxes, (B) settle or compromise any claim, notice, audit report or assessment in respect of a material amount of Taxes, (C) amend any material Tax Return, (D) enter into any Tax allocation agreement, Tax sharing agreement, Tax indemnity agreement, pre-filing agreement, advance pricing agreement, cost sharing agreement or closing agreement relating to any material Tax, (E) surrender or forfeit any right to claim a material Tax refund, (F) consent to any extension or waiver of the statute of limitations period applicable to any material Tax claim or assessment, (G) make or change any Tax election to treat the Company or any of its Subsidiaries as other than a corporation as defined in Treasury Regulations 301.7701-2 and 301.7701-3 (or any similar definition in any applicable foreign Law), (H) take any other action outside the ordinary course of business consistent with past practice if taking such action would materially affect the Tax of either the Company or any of its Subsidiaries after the Closing Date, or (I) take any further action (other than consultations with Parent and the advisors of Parent and the Company) to implement the Company's Hungarian tax planning initiative (including forming a Hungarian subsidiary and a Malta branch office) (the "Hungarian/Malta Tax Planning Initiative").

           (x)  Certain Employee Matters.    Except as required by an existing Company Benefit Plans in effect as of the date of this Agreement or applicable Law, the Company shall not, and shall not permit any of its Subsidiaries to (A) increase the compensation or other benefits payable or to become payable to its directors or officers, (B) increase the compensation or other benefits payable or to become payable generally to other employees of the Company or any of its Subsidiaries, except in the ordinary course of business consistent with past practice (provided that any across-the-board increase in compensation or other benefits payable shall be made only with the prior written consent of Parent), (C) other than in the ordinary course of business consistent with past practice or as may be required by existing Company Benefit Plans in effect as of the date of this Agreement, grant any severance or termination pay or retention bonus to any employee of the Company or any of its Subsidiaries with the title of director or above, (D) enter into any severance agreement with any director or employee of the Company or any of its Subsidiaries with a title of director or above (other than in accordance with the terms and conditions of the Company's severance policy in effect on the date of this Agreement and listed in Section 4.14(a) of the Company Disclosure Schedule), (E) enter into or amend any individual employment arrangement with any officer or other employee of the Company or any of its Subsidiaries, (F) accelerate the payment or vesting of benefits or amounts payable or to become payable under any Company Benefit Plan or Foreign Benefit Plan, (G) establish, adopt, enter into or amend any bonus plan or arrangement covering employees of the Company, (H) make any material increase in, or commitment to increase materially, any employee benefits, (I) adopt or make any commitment to adopt any material new Company Benefit Plan or make any material contribution, other than regularly scheduled contributions, to any Company Benefit Plan, or (J) except as required by applicable Law, establish, adopt, enter into or amend any collective bargaining agreement, plan, trust, fund, policy or arrangement for the benefit of any current or former directors, officers or employees of the Company of any of its Subsidiaries or any of their beneficiaries; provided, however, that nothing in this Agreement shall prevent the Company from paying bonuses in respect of 2009 to Company employees based on the achievement of the pre-established performance goals, as adjusted (in a manner consistent with the requirements of Section 162(m) of the Code and in a manner consistent with Section 6.1 of the Company Disclosure Schedule) from time to time by the Compensation Committee of the Board of Directors of the Company, and consistent with the terms of Company bonus plans as in effect on the date of this Agreement;

          (xi)  Related Party Transaction.    The Company shall not, and shall not permit any of its Subsidiaries to, enter into or amend any transaction, agreement, understanding or arrangement between (A) the Company or any of its Subsidiaries, on the one hand, and (B) any affiliate of the Company (other than the Company's Subsidiaries), on the other hand, that would be required to be disclosed under Item 404 of Regulation S-K under the Securities Act;

         (xii)  Indebtedness.    The Company shall not, and shall not permit any of its Subsidiaries to, incur any Indebtedness for borrowed money, or guarantee any such Indebtedness, or issue or sell any debt securities or guarantee any debt securities of others in excess of $5.0 million in the aggregate, other than purchase money obligations or borrowings pursuant to the Credit Agreement, in each case in the ordinary course of business consistent with past practice;

        (xiii)  Material Contracts.    The Company shall not, and shall not permit any of its Subsidiaries to, (A) enter into any Company Material Contracts with a term longer than one year that cannot be terminated without material penalty upon notice of 60 days or less, other than any Material Contract for the sale of inventory in the ordinary course of business consistent with past practice, (B) amend, modify, terminate or grant any waiver under any Company Material Contract, other than in the ordinary course of business consistent with past practice, or (C) fail to make timely payment of, or to comply with the obligations under, each Company Material Contract;

        (xiv)  Capital Expenditures.    Other than pursuant to its 2010 capital budget set forth in Section 6.1 of the Company Disclosure Schedule, the Company shall not, and shall not permit any of its Subsidiaries to, authorize any new capital expenditure or expenditures that exceed $2.5 million in the aggregate;

         (xv)  Settlement of Claims.    The Company shall not, and shall not permit any of its Subsidiaries to, settle, release or forgive (A) any claim or litigation not covered by insurance or waive any right thereto, other than (x) in the ordinary course of business consistent with past practice and (y) where the amounts paid by the Company or its Subsidiaries do not exceed $1.0 million individually or $2.5 million in the aggregate and do not involve equitable remedies (including any claims or litigation that would prohibit or restrict the Company from operating as it is currently or has historically), or (B) any claim or litigation by a shareholder of the Company related to the transactions contemplated hereby, including the Merger;

        (xvi)  Intellectual Property.    The Company shall not, and shall not permit any of its Subsidiaries to, dispose of, license, grant, or obtain, or permit to lapse any rights to, any material Intellectual Property owned by the Company or any of its Subsidiaries, or renew any existing material license agreement of the Company and its Subsidiaries on materially different terms relative to existing terms; in each case, other than in the ordinary conduct of the business consistent with past practice; or

       (xvii)  Agreements.    The Company shall not, and shall not permit any of its Subsidiaries to, agree, in writing or otherwise, to take any of the foregoing actions.

        Section 6.2    INVESTIGATION.

        (a)   The Company shall afford to Parent and to its officers, directors, employees, accountants, consultants, legal counsel, financial advisors, investment bankers and other agents, advisors and representatives (collectively, "Representatives") reasonable access during normal business hours and upon reasonable advance notice by Parent, throughout the period prior to the Effective Time, to its and its Subsidiaries' properties, contracts, books and records and shall use its reasonable best efforts to cause its Representatives to furnish promptly to Parent such additional financial and operating data and other information customarily prepared prior to the date of this Agreement as to its and its Subsidiaries' respective businesses and properties as Parent or its Representatives may from time to time reasonably request (including using its reasonable best efforts to cause its accountants to cooperate with Parent and its Representatives in having the right to examine all working papers pertaining to all financial statements prepared by such accountants, and provided that no environmental sampling shall be conducted without express authorization from the Company); provided, however, that nothing herein shall require the Company or any of its Subsidiaries to permit any access to inspection or disclose any information to Parent or its Representatives that would cause a violation of any Contract to which the Company or any of its Subsidiaries is a party (provided that the Company shall, and shall cause its Subsidiaries to, use reasonable best efforts to obtain waivers under such Contracts or, to the extent permissible, implement requisite procedures to enable the provision of reasonable access without violating such Contract), would be reasonably likely to result in a loss of privilege to the Company or any of its Subsidiaries, or would constitute a violation of applicable Laws, including the HSR Act, provided that the maximum amount of information that can be disclosed without having any of such effects shall be disclosed to Parent. Parent hereby agrees that it shall treat any such information in accordance with the Confidentiality Agreement (the "Confidentiality Agreement"), dated as of October 14, 2009, between the Company and Parent; provided that the Company hereby waives the terms and conditions in the Confidentiality Agreement insofar as such terms limit the individuals who can receive information from the Company and insofar as such terms prohibit the Parent or any of its Affiliates from contacting any employee, customer or supplier of the Company or any of its Subsidiaries; provided, further, that in no event shall Parent or any of its Affiliates contact any employee, customer or supplier of the Company or any of its Subsidiaries without the Company's prior written consent, such consent not to be unreasonably withheld. Parent and its Representatives shall conduct any activities pursuant to this Section 6.2(a) in such a manner so as not to interfere unreasonably with the business or operation of the Company and its Subsidiaries.

        (b)   Each of the Company and Parent shall promptly notify the other party of (i) the occurrence, or non-occurrence, of any event that would be likely to cause any condition to the obligations of the other party to effect the Merger and the other transactions contemplated by this Agreement not to be satisfied, (ii) the failure of the Company or Parent, as the case may be, to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it pursuant to this Agreement that would reasonably be expected to result in any condition to the obligations of the other party to effect the Merger and the other transactions contemplated by this Agreement not to be satisfied, (iii) the receipt of any notice or other communication from any Person alleging that the consent of such Person is or may be required in connection with the transactions contemplated by this Agreement, including the Merger, (iv) the receipt of any notice or other communication from any Governmental Authority in connection with the transactions contemplated by this Agreement, including the Merger, and (v) its learning of any actions, investigations or proceedings commenced against, or affecting, such party that, if they were pending on the date of this Agreement, would have been required to be disclosed pursuant to this Agreement or that relate to the consummation of the transactions contemplated by this Agreement, including the Merger; provided, however, that any failure to provide notice pursuant to this Section 6.2(b) shall not be deemed to be a breach of this Agreement for purposes of Section 7.2(b) or Section 7.3(b).

        (c)   The delivery of any notice pursuant to Section 6.2(b) shall not limit or otherwise affect the remedies available hereunder to any of the parties receiving such notice. No investigation by any party or its Representatives shall affect the representations, warranties, covenants or agreements of the other parties set forth herein.

        (d)   Without limiting the generality of the foregoing, the Company will use its reasonable best efforts to assist Parent in identifying any Contract to which the Company or any of its Subsidiaries incorporated in the British Virgin Islands, Hungary, Malta or any other tax preference jurisdiction is a party that may result in any adverse Tax consequences under the French controlled foreign company rules.

        Section 6.3    NO SOLICITATION.

        (a)   Neither the Company nor any of its Subsidiaries shall, and the Company shall use its reasonable best efforts to cause its and their respective directors, officers, employees, Affiliates (including holders of 10% or greater of the outstanding Company Ordinary Shares), accountants, consultants, legal counsel, financial advisors, and investment bankers not to, directly or indirectly: (i) solicit, initiate or knowingly facilitate or knowingly encourage the submission of any Company Alternative Proposal, (ii) participate in any negotiations regarding, or furnish to any Person any nonpublic information (or grant access to any of the properties, assets or nonpublic records of the Company or any of its Subsidiaries) with respect to the Company or any of its Subsidiaries in connection with, or in furtherance of, any Company Alternative Proposal, (iii) engage in discussions with any Person with respect to any Company Alternative Proposal, except to notify such Person as to the existence of the provisions of this Section 6.3, (iv) withhold, withdraw or modify (or publicly propose or announce any intention or desire to withhold, withdraw or modify), in a manner adverse to Parent, the Company Recommendation, (v) agree to, accept, approve, endorse or recommend (or publicly propose or announce any intention to agree to, accept, approve, endorse or recommend) any Company Alternative Proposal, (vi) enter into any letter of intent or similar document or any agreement or commitment providing for any Company Alternative Proposal (except for confidentiality agreements permitted under Section 6.3(b)), (vii) enter into any agreement or agreement in principle requiring the Company to abandon, terminate or fail to consummate the transactions contemplated by this Agreement, including the Merger, or breach its obligations under this Agreement, or (viii) agree to do any of the foregoing; provided, however, that it is understood and agreed that any determination or action by the Board of Directors of the Company permitted under Section 6.3(b), Section 6.3(c),

Section 6.3(d), Section 6.3(e) or Section 8.1(g) shall not be deemed to be a breach or violation of this Section 6.3(a).

        (b)   Notwithstanding the limitations set forth in Section 6.3(a), if the Company receives an unsolicited written Company Alternative Proposal (other than as a result of its material breach of Section 6.3(a)) that the Board of Directors of the Company determines in good faith, after consultation with the Company's outside legal and financial advisors, constitutes or would be reasonably likely to result, after the taking of any of the actions referred to below, in a Company Superior Proposal, the Company may, or the Company may direct its Representatives to, (i) contact the third party making such Company Alternative Proposal or its Representatives to clarify the terms and conditions of such proposal; (ii) furnish nonpublic information with respect to the Company and its Subsidiaries to the third party (and its Representatives) making such Company Alternative Proposal, if, and only if, (A) all such information provided to such third party has previously been made available to Parent or is made available to Parent concurrently with such information being provided to such third party and (B) prior to so furnishing such information, the Company receives from the third party an executed confidentiality agreement on terms substantially similar to the terms of the Confidentiality Agreement (it being understood that such confidentiality agreement may exclude from any standstill restriction the making by such third party of a Company Alternative Proposal in accordance with the terms of this Section 6.3 with the consent of the Board of Directors of the Company); and (iii) participate in discussions or negotiations with the third party (and its Representatives) with respect to the Company Alternative Proposal.

        (c)   From and after the execution of this Agreement, the Company shall promptly, and in any event within 48 hours following receipt thereof, advise Parent orally and in writing of the receipt, directly or indirectly, of any Company Alternative Proposal (including any material modification to such proposal) and any determination by the Board of Directors of the Company under Section 6.3(b), which notification shall identify the offeror and include a copy of any such proposal, if it is in writing, or a written summary of the material terms and conditions of the Company Alternative Proposal. In addition, the Company shall keep Parent reasonably informed on a reasonably current basis, and in any event within 48 hours following receipt thereof, with respect to any material development relating to such proposal, including the entering into discussions or negotiations and the results of such discussions or negotiations and any changes in material terms or conditions based thereon. In the event of any Company Change in Recommendation, the Company shall provide Parent with the Company's shareholder lists and, following a Company Change in Recommendation, Parent may contact the Company's shareholders and prospective investors without regard to the limitations set forth in Section 6.7, subject to Parent's compliance with applicable Law.

        (d)   The Board of Directors of the Company may (A) change, withhold or withdraw (or modify or amend in a manner adverse to Parent) the Company Recommendation, or publicly propose to change, withhold or withdraw (or modify or amend in a manner adverse to Parent) the Company Recommendation, or (B) recommend or approve, or propose publicly to recommend or approve, any Company Alternative Proposal that constitutes a Company Superior Proposal (any such action, a "Company Change in Recommendation") if:

            (i)  the Board of Directors of the Company has concluded in good faith, after consultation with the Company's outside legal and financial advisors, that the failure of the Board of Directors of the Company to effect a Company Change in Recommendation is reasonably likely to be inconsistent with the directors' exercise of their fiduciary obligations to the Company's shareholders under applicable Law;

           (ii)  the Company has provided Parent six Business Days' written notice advising Parent of the material terms and conditions of such Company Superior Proposal and its intention to make a Company Change in Recommendation (a "Recommendation Change Notice") (it being understood and agreed that no such notice is required for a Company Change in Recommendation not made in response to or as a result of a Company Superior Proposal); and

          (iii)  the Board of Directors of the Company has taken into account any revised proposal made by Parent to the Company within six Business Days of providing Parent with a Recommendation Change Notice (the "Recommendation Change Notice Period") and again has determined in good faith, after consultation with its legal and financial advisors, that the proposal from the third party that was described in the Recommendation Change Notice remains a Company Superior Proposal; provided that, if the third party whose proposal was described in the Recommendation Change Notice modifies or amends such proposal to increase the consideration to be paid or amends other material terms during the Recommendation Change Notice Period, a new six Business Day period shall begin for purposes of this Section 6.3(d)(iii) prior to the Board of Directors of the Company making a Company Change in Recommendation pursuant to this Section 6.3(d).

        (e)   Nothing contained in this Section 6.3 or this Agreement shall prohibit the Company or its Board of Directors from (i) taking and disclosing to the Company's shareholders a position contemplated by Rules 14d-9 and 14e-2(a) promulgated under the Exchange Act, it being understood that a "stop, look and listen" communication to the shareholders of the Company pursuant to Rule 14d-9(f) under the Exchange Act (or any similar communication to the shareholders of the Company) shall not be deemed to be or constitute a Company Change in Recommendation; (ii) complying with Item 1012(a) of Regulation M-A under the Exchange Act; (iii) making any disclosure to its shareholders if, in the good faith judgment of the Board of Directors of the Company (after consultation with outside legal counsel), failure to so disclose is reasonably likely to be inconsistent with applicable Law; or (iv) informing any Person of the existence of the provisions contained in this Section 6.3. In addition, it is understood and agreed that, for purposes of this Agreement, a factually accurate public statement by the Company that describes the Company's receipt of a Company Alternative Proposal and the operation of this Agreement with respect thereto shall not be deemed a withdrawal or modification, or proposal by the Board of Directors of the Company to withdraw or modify, the Company Recommendation, an adoption or recommendation with respect to such Company Alternative Proposal, or a Company Change in Recommendation.

        (f)    The Company shall immediately cease and cause to be terminated any existing negotiations or discussions with any third party conducted heretofore with respect to any Company Alternative Proposal. The Company shall, if it has not already done so, promptly request, to the extent it has a contractual right to do so, that each Person, if any, that has heretofore executed a confidentiality agreement within the 12 months immediately prior to the date of this Agreement in connection with such Person's consideration of a Company Alterative Proposal return or destroy all confidential information or data heretofore furnished to such Person by or on behalf of the Company or any of its Subsidiaries.

        (g)   As used in this Agreement, "Company Alternative Proposal" shall mean any unsolicited bona fide proposal or offer made, or any indication of interest in making a proposal or offer, by any Person or group prior to the receipt of the Company Shareholder Approval (other than a proposal or offer by Parent or any of its Subsidiaries) for (i) a merger or business combination or similar transaction, including any single or multi-step transaction or series of related transactions, with the Company or any of its Subsidiaries; (ii) the direct or indirect acquisition (by purchase, tender offer, exchange offer or otherwise) by any Person of 20% or more of the assets of the Company and its Subsidiaries, taken as a whole; (iii) the acquisition by any Person or group of 20% or more of the issued and outstanding Company Ordinary Shares or any other class of capital stock of the Company or any of its Subsidiaries (or any securities convertible into any of the foregoing); (iv) the exclusive, long term license of Trademarks of the Company and its Subsidiaries to any third party if such license would be material to the Company and its Subsidiaries, taken as a whole; (v) any recapitalization transaction in which the shareholders of the Company receive a payment or distribution in the form of cash, debt securities or securities with a limited life; or (vi) any combination of the foregoing.

        (h)   As used in this Agreement, "Company Superior Proposal" shall mean a written Company Alternative Proposal for or in respect of 50% or more of the outstanding Company Ordinary Shares or all or substantially all of the Company's and its Subsidiaries' assets that, in the good faith determination of the Board of Directors of the Company, is reasonably capable of being consummated, made by any Person that the Board of Directors of the Company determines in good faith, after consultation with the Company's financial and legal advisors, and considering such factors as the Board of Directors of the Company considers to be appropriate (including the conditionality and the timing and likelihood of consummation of such proposal), is on terms that are more favorable, from a financial point of view, to the shareholders of the Company than the transactions contemplated by this Agreement, including the Merger, and the completion of which is not conditioned on the receipt of financing.

        Section 6.4    FILINGS, OTHER ACTIONS.

        (a)   COVENANTS OF THE COMPANY WITH RESPECT TO PROXY STATEMENT. As promptly as reasonably practicable following the date of this Agreement, the Company shall, with the assistance of Parent, prepare and file with the SEC the Proxy Statement, which shall, except to the extent provided in Section 6.3, include the text of this Agreement, the fairness opinion referred to in Section 4.26 hereof and the Company Recommendation, and the Company shall use its reasonable best efforts, after consultation with Parent, to respond to any comments by the SEC staff in respect of the Proxy Statement and have the Proxy Statement cleared by the SEC. The Company shall provide Parent with a reasonable opportunity to review and comment on the Proxy Statement or any amendments or supplements thereto. Subject to applicable Law, as promptly as reasonably practicable after the SEC or its staff advises that it has no further comments on the Proxy Statement or that the Company may commence mailing the Proxy Statement, the Company shall use its reasonable best efforts to cause the Proxy Statement to be mailed to the shareholders of the Company. The Company agrees that (i) none of the information with respect to the Company or its Subsidiaries to be included or incorporated by reference in the Proxy Statement will, at the time of the mailing of the Proxy Statement or any amendments or supplements thereto, and at the time of the Company Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that no covenant is made by the Company with respect to statements made or incorporated by reference therein with respect to Parent or Merger Sub to the extent based on information supplied by Parent or Merger Sub or any Representative or Affiliate of Parent or Merger Sub in connection with the preparation of the Proxy Statement for inclusion or incorporation by reference therein; and (ii) the Proxy Statement will comply as to form in all material respects with the provisions of the Exchange Act. The letters to shareholders, notices of meeting, proxy statement and forms of proxies to be distributed to shareholders in connection with the Merger and any schedules required to be filed with the SEC in connection therewith are collectively referred to herein as the "Proxy Statement." Any information required under the BC Act and the Company's Memorandum of Association and Articles of Association in connection with duly calling, giving notice of, convening and holding the Company Meeting shall be contained in the Proxy Statement, which information shall be prepared by the Company in accordance with the BC Act and the Company's Memorandum of Association and Articles of Association. If at any time prior to the Company Meeting any event or circumstance relating to the Company or any of its Subsidiaries, or their respective officers or directors, should be discovered by the Company that should be set forth in an amendment or supplement to the Proxy Statement so that such documents would not include any misstatement of a material fact or omit any material fact necessary to make the statements therein, in light of the circumstances under which they are made, not misleading, the Company shall promptly inform Parent and shall file such amendment or supplement with the SEC and, if required by applicable Law, the

Company shall mail such amendment or supplement to the Company's shareholders. Any expenses incurred in connection with the printing, filing and mailing of the Proxy Statement (including applicable SEC filing fees) shall be paid by the Company.

        (b)   COVENANTS OF PARENT WITH RESPECT TO PROXY STATEMENT. Parent agrees that none of the information with respect to Parent or its Subsidiaries provided by or on behalf of Parent to be included in the Proxy Statement will, at the time of the mailing of the Proxy Statement or any amendments or supplements thereto, and at the time of the Company Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that no covenant is made by either Parent or Merger Sub with respect to statements made or incorporated by reference therein to the extent based on information supplied by the Company or any Representative or Affiliate of the Company in connection with the preparation of the Proxy Statement for inclusion or incorporation by reference therein. If at any time prior to the Company Meeting any event or circumstance relating to Parent or any of its Subsidiaries, or their respective officers or directors, should be discovered by Parent that should be set forth in an amendment or supplement to the Proxy Statement so that such documents would not include any misstatement of a material fact or omit any material fact necessary to make the statements therein, in light of the circumstances under which they are made, not misleading, Parent shall promptly inform the Company (which shall file such amendment or supplement with the SEC) and, if required by applicable Law, mail such amendment or supplement to the Company's shareholders.

        (c)   COOPERATION. The Company and Parent shall cooperate with each other in the preparation of the Proxy Statement.

        (d)   SHAREHOLDER MEETING. Subject to the other provisions of this Agreement and unless this Agreement has been terminated pursuant to Section 8.1, the Company shall take all action necessary in accordance with the BC Act and its Memorandum of Association and Articles of Association to duly call, give notice of, convene and hold a meeting of its shareholders to be held as promptly as reasonably practicable at a location in the United States of America following the mailing of the Proxy Statement for the purpose of obtaining the Company Shareholder Approval (the "Company Meeting") and, subject to Section 6.3 of this Agreement, shall, through its Board of Directors, recommend to its shareholders the approval of this Agreement, the Merger and the other transactions contemplated hereby (the "Company Recommendation"); provided, however, that the Company shall be permitted to delay or postpone convening the Company Meeting (but not beyond the Termination Date) if in the good faith judgment of the Board of Directors of the Company or any committee thereof (after consultation with its outside legal advisors) such delay or postponement of the Company Meeting is consistent with its fiduciary duties under applicable Law. Subject to Section 6.3 of this Agreement and unless this Agreement has been terminated pursuant to Section 8.1, the Company will use its reasonable best efforts to solicit from its shareholders proxies to be exercised in favor of the approval of this Agreement and the Merger. Notwithstanding the foregoing, unless this Agreement is terminated in accordance with Section 8.1, the Company will take all of the actions contemplated by this Section 6.4, regardless of whether the Board of Directors of the Company shall have effected a Company Change in Recommendation; provided that in such event and notwithstanding anything to the contrary in this Agreement, Parent and Merger Sub make no representation or warranty as to the validity of the Company Meeting or the Merger under the BC Act, this Agreement or otherwise.

        Section 6.5    EMPLOYEE MATTERS.

        (a)   With respect to all deferred amounts credited under the Company's Amended and Restated Deferred Compensation Plan (the "Deferred Compensation Plan"), at the Effective Time, the Company will, or as soon as practicable thereafter the Surviving Corporation will, terminate such plan and make a cash lump sum payment in an amount equal to the amount credited to the applicable participant's account under the Deferred Compensation Plan, less any required withholding Taxes.

        (b)   (i) Through December 31, 2010, the employees of the Company and its Subsidiaries employed primarily in the United States who remain in the employment of the Surviving Corporation and its Subsidiaries (the "Continuing Employees") shall receive employee benefits that are substantially comparable in the aggregate to the employee benefits provided to such employees of the Company and its Subsidiaries immediately prior to the Effective Time; provided that neither Parent nor the Surviving Corporation nor any of their Subsidiaries shall have any obligation to issue, or adopt any plans or arrangements providing for the issuance of, shares of capital stock, warrants, options, stock appreciation rights or other rights in respect of any shares of capital stock of any entity or any securities convertible or exchangeable into such shares pursuant to any such plans or arrangements; provided, further, that no plans or arrangements of the Company or any of its Subsidiaries providing for such issuance shall be taken into account in determining whether employee benefits are substantially comparable in the aggregate.

           (ii)  Parent shall cause the Surviving Corporation to recognize the service of each Continuing Employee as if such service had been performed with Parent for all purposes under any employee benefit plan, program, arrangement or agreement in which such Continuing Employee may become eligible to participate maintained by Parent or any of its Affiliates (including the Surviving Corporation) (other than any post employment health or post employment welfare plan) to the extent credited under the analogous Company Benefit Plan; provided, however, that in no event shall the Continuing Employees be entitled to such service credit (i) for purposes of benefit accrual under any defined benefit pension plan or (ii) if it would result in duplication of benefits with respect to the same period of service.

          (iii)  Nothing contained herein shall be construed as requiring, and the Company shall take no action that would have the effect of requiring, Parent or the Surviving Corporation to continue any specific plans or to continue the employment of any specific Person. Furthermore, no provision of this Agreement shall be construed as prohibiting or limiting the ability of Parent or the Surviving Corporation to amend, modify or terminate any plans, programs, policies, arrangements, or understandings of Parent, the Company or the Surviving Corporation and nothing therein shall be construed as an amendment to any such plan, program, policy, arrangement, or understanding for any purpose. Without limiting the scope of this Section 6.5, nothing in this Section 6.5 shall confer any rights or remedies of any kind or description upon any Continuing Employee or any other person other than Parent, the Company and their respective successors and assigns. The Company shall take all actions reasonably necessary to effectuate the provisions of Section 6.5(c) of the Company Disclosure Schedule. The Company shall provide Parent with copies (and a reasonable opportunity to provide comments) with respect to any material communication to employees of the Company in connection with the proposed Merger that relates to the Company employees' compensation and benefits.

          (iv)  With respect to any welfare plan maintained by Parent in which Continuing Employees are eligible to participate after the Effective Time, Parent shall, and shall cause the Surviving Corporation to, (i) waive all limitations as to preexisting conditions and exclusions with respect to participation and coverage requirements applicable to such employee and such individual's spouse and eligible dependents to the extent that such conditions and exclusions were satisfied or did not apply to such employee and such individual's spouse and eligible dependents under the welfare plans of the Company and its Subsidiaries immediately prior to the Effective Time and (ii) provide each Continuing Employee with credit for any co-payments and deductibles paid prior to the Effective Time in satisfying any analogous deductible or out-of-pocket requirements to the extent applicable under any such plan.

           (v)  With respect to the employees of the Company who are employed primarily outside the United States, following the Effective Time, Parent and its Subsidiaries will provide such employees with employee benefits in accordance with applicable Law.

        Section 6.6    REASONABLE BEST EFFORTS.

        (a)   Subject to the terms and conditions set forth in this Agreement, each of the parties hereto shall use its reasonable best efforts (subject to, and in accordance with, applicable Law) to take promptly, or cause to be taken, all actions, and to do promptly, or cause to be done, and to assist and cooperate with the other parties in doing all things necessary, proper or advisable under applicable Laws and regulations to consummate and make effective the Merger and the other transactions contemplated by this Agreement, including (i) the obtaining of all necessary actions or nonactions, waivers, consents, clearances and approvals, including the Government Approvals, from Governmental Authorities and the making of all necessary registrations and filings and the taking of all steps as may be necessary to obtain an approval or waiver from, or to avoid an action or proceeding by, any Governmental Authority, (ii) the obtaining of all necessary consents, approvals or waivers from third parties, (iii) the defense of any lawsuits or other legal proceedings, whether judicial or administrative, challenging this Agreement or the consummation of the transactions contemplated by this Agreement, including the Merger, and (iv) the execution and delivery of any additional instruments necessary to consummate the transactions contemplated by this Agreement, including the Merger.

        (b)   Subject to the terms and conditions herein provided and without limiting the foregoing, the Company and Parent shall (i) promptly, but in no event later than 30 days after the date of this Agreement, make their respective filings and thereafter make any other required submissions under the HSR Act; (ii) use reasonable best efforts to cooperate with each other in (x) determining whether any filings are required to be made with, or consents, permits, authorizations, clearances or approvals are required to be obtained from, any third parties or other Governmental Authorities (including any non-U.S. jurisdiction) in connection with the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, including the Merger, and (y) promptly making all such filings and seeking all such consents, permits, authorizations or approvals; and (iii) use reasonable best efforts to take, or cause to be taken, all other actions and do, or cause to be done, all other things necessary, proper or advisable to consummate and make effective the transactions contemplated hereby, including the Merger, including taking all such further action as reasonably may be necessary to resolve such objections, if any, as the United States Federal Trade Commission, the Antitrust Division of the United States Department of Justice, state antitrust enforcement authorities or competition authorities of any other nation or other jurisdiction or any other Person may assert under any Regulatory Law with respect to the transactions contemplated hereby, including the Merger, and to avoid or eliminate each and every impediment under any applicable Law that may be asserted by any Governmental Authority with respect to the Merger so as to enable the Closing to occur as soon as reasonably possible (and in any event no later than the Termination Date), provided that, nothing in this Agreement or this Section 6.6 shall require Parent to take or to agree to take (and the Company shall not, and shall not agree to take, without Parent's prior written consent) any Adverse Antitrust Action.

        (c)   Parent and the Company will cooperate and consult with each other in connection with the making of all registrations, filings, notifications and any other material actions pursuant to this Section 6.6, including, subject to applicable legal limitations and the instructions of any Governmental Authority, by permitting counsel for the other party to review in advance, and consider in good faith the views of the other party in connection with, any proposed written communication to any Governmental Authority and by providing counsel for the other party with copies of all filings and submissions made by such party and all correspondence between such party (and its advisors) with any Governmental Authority and any other information supplied by such party and such party's Subsidiaries to a Governmental Authority or received from a Governmental Authority in connection with the transactions contemplated by this Agreement, including the Merger; provided, however, that materials may be redacted (x) to remove references concerning the valuation of the businesses of the Company and its Subsidiaries, (y) as necessary to comply with contractual arrangements, and (z) as necessary to address privilege or confidentiality concerns. Parent and the Company will (i) furnish to the other party such information and assistance as such party reasonably may request in connection with the preparation of any submissions to, or agency proceedings by, any Governmental Authorities; (ii) promptly inform the other party of any communications with, and inquiries or requests for information from, such Governmental Authorities in connection with the transactions contemplated by this Agreement, including the Merger; and (iii) consult with the other parties in advance of any meeting or conference, whether in-person or by telephone, with any such Governmental Authority or, in connection with any proceeding by a private party, with any other Person, and to the extent permitted by such applicable Governmental Authority or other Person, give the other parties the opportunity to attend and participate in such meetings and conferences. Parent and the Company may, as each deems advisable and necessary, reasonably designate any competitively sensitive or any confidential business material provided to the other under this Section as "outside counsel only." Such materials and the information contained therein shall be given only to the outside legal counsel of the recipient and shall not be disclosed by such outside counsel to employees, officers or directors of the recipient unless express permission is obtained in advance from the source of the materials or its legal counsel.

        (d)   In furtherance and not in limitation of the covenants of the parties contained in this Section 6.6, if any administrative, arbitral or judicial action or proceeding, including any proceeding by a private party, is instituted (or threatened to be instituted) challenging any transaction contemplated by this Agreement, including the Merger, as violative of any Regulatory Law, each of the Company and Parent shall cooperate in all respects with each other and use reasonable best efforts to contest and resist any such action or proceeding and to have vacated, lifted, reversed or overturned any decree, judgment, injunction or other order, whether temporary, preliminary or permanent, that is in effect and that prohibits, prevents or restricts consummation of the transactions contemplated by this Agreement, including the Merger. Notwithstanding the foregoing or any other provision of this Agreement, nothing in this Section 6.6 shall limit a party's right to terminate this Agreement pursuant to Section 8.1(b) or Section 8.1(c) so long as such party has, prior to such termination, complied with its obligations under this Section 6.6.

        (e)   If any objections are asserted with respect to the transactions contemplated hereby, including the Merger, under any Regulatory Law or if any suit is instituted by any Governmental Authority or any private party challenging any of the transactions contemplated hereby, including the Merger, as violative of any Regulatory Law, each of the Company and Parent shall use reasonable best efforts to resolve any such objections or challenges that such Governmental Authority or private party may have to such transactions under such Regulatory Law so as to permit consummation of the transactions contemplated hereby, including the Merger.

        (f)    Notwithstanding anything in this Agreement to the contrary, reasonable best efforts does not require Parent to take the following actions: (i) selling or otherwise disposing of, or holding separate and agreeing to sell or otherwise dispose of, assets, categories of assets or businesses of the Company or Parent or their respective Subsidiaries; (ii) terminating existing relationships, contractual rights or obligations of the Company or Parent or their respective Subsidiaries; (iii) terminating any venture or other arrangement; (iv) creating any relationship, contractual rights or obligations of the Company or Parent or their respective Subsidiaries; or (v) effectuating any other change or restructuring of the Company or Parent or their respective Subsidiaries (each, an "Adverse Antitrust Action").

        Section 6.7    PRESS RELEASES.    The Company and Parent will consult with and provide each other the opportunity to review in advance the initial press release by either the Company or Parent concerning this Agreement and the transactions contemplated hereby, including the Merger. Following such initial press release(s), neither party shall issue any press release or public statement concerning this Agreement and the transactions contemplated hereby, including the Merger, without the prior approval of the other party (except with respect to a Company Alternative Proposal, Company Superior Proposal or Company Change in Recommendation or any action taken pursuant thereto, or with respect to any dispute among the parties regarding this Agreement and the transactions contemplated hereby, including the Merger) (which approval shall not be unreasonably withheld or delayed), except as may be required by Law, court process or by obligations pursuant to any listing agreement with any national securities exchange.

        Section 6.8    SECTION 16 MATTERS.    Prior to the Effective Time, the Company shall use its reasonable best efforts to approve in advance, in accordance with the procedures set forth in Rule 16b-3 promulgated under the Exchange Act and that certain No-Action Letter dated January 12, 1999 issued by the SEC regarding such matters, any dispositions of Company Ordinary Shares (including derivative securities with respect to Company Ordinary Shares) resulting from the transactions contemplated by this Agreement, including the Merger, by each officer or director of the Company who is subject to the reporting requirements of Section 16(a) of the Exchange Act (or who will become subject to the reporting requirements of Section 16(a) of the Exchange Act as a result of the transactions contemplated by this Agreement, including the Merger).

        Section 6.9    MERGER SUB.    Parent shall (a) cause Merger Sub to perform its obligations under this Agreement and to consummate the Merger on the terms and conditions set forth in this Agreement and (b) ensure that, prior to the Effective Time, Merger Sub shall not conduct any business or make any investments other than as specifically contemplated by this Agreement, or incur or guarantee any Indebtedness.

        Section 6.10    TAX MATTERS.    During the period from the date of this Agreement to the Closing Date, the Company and its Subsidiaries shall prepare and timely file all Tax Returns that are due on or before the Closing Date in accordance with past practice; pay all Taxes due and payable in respect of such Tax Returns; accrue a reserve in the books and financial statements of any such entity at such times and in such amounts as are in accordance with past practice for all Taxes payable by such entity for which no Tax Return is due prior to the Closing Date; and promptly notify Parent of any suit, claim, action, investigation, proceeding, or audit with respect to Tax Matters (collectively, "Actions") that is or becomes pending against or with respect to the Company or any of its Subsidiaries and not settle or compromise any such Action without Parent's consent (which will not be unreasonably withheld).

        Section 6.11    CREDIT AGREEMENT.    If any required consent under the Credit Agreement in connection with the transactions contemplated hereby, including the Merger, is not obtained by Parent or, at Parent's request, the Company, prior to the Effective Time, immediately at or prior to the Effective Time, Parent shall, or shall provide the Company with the funds necessary to, repay and discharge in full all amounts outstanding pursuant to the terms of the Credit Agreement, and the Company shall repay and discharge such indebtedness promptly upon receipt of such funds and in a manner acceptable to the other parties to the Credit Agreement.

        Section 6.12    STOCK EXCHANGE DELISTING.    Prior to the Effective Time, the Company shall cooperate with Parent and use reasonable best efforts to take, or cause to be taken, all actions, and do or cause to be done all things, reasonably necessary, proper or advisable on its part under applicable Laws and rules and policies of the NASDAQ Global Market in respect of the Company Shareholder Approval and to cause the delisting of the Shares from the NASDAQ Global Market as promptly as practicable after the Effective Time and deregistration of the Shares under the Exchange Act as promptly as practicable after such delisting.

        Section 6.13    SHAREHOLDER LITIGATION.    The Company shall give Parent the opportunity to participate in the defense or settlement of any shareholder litigation against the Company and/or its officers and directors relating to the transactions contemplated hereby, including the Merger, and no such settlement shall be agreed to without Parent's prior written consent.

        Section 6.14    INDEMNIFICATION AND INSURANCE.

        (a)   Parent shall cause the Surviving Corporation to assume the obligations with respect to all rights to indemnification and exculpation from liabilities, including advancement of expenses, for acts or omissions occurring at or prior to the Effective Time now existing in favor of the current or former directors or officers of the Company and its Subsidiaries (each, an "Indemnitee" and, collectively, the "Indemnitees") as provided in the Company's Memorandum of Association and Articles of Association and any indemnification agreements set forth in Section 4.17(a) of the Company Disclosure Schedule as of the Effective Time, and such obligations shall survive the Merger and shall continue in full force and effect in accordance with their terms. Without limiting the foregoing, from the Effective Time until the sixth anniversary of the Effective Time, or such longer period as may be necessary with respect to any claim or action with respect to which an Indemnitee is entitled to indemnification that is brought during such period and not finally resolved by such sixth anniversary date, Parent shall cause the memorandum of association and articles of association of the Surviving Corporation (or the organizational documents of any successor thereto) to contain provisions no less favorable to the Indemnitees with respect to limitation of liabilities of directors and officers and indemnification than are set forth as of the date of this Agreement in the Company's Memorandum of Association and Articles of Association, which provisions shall not be amended, repealed or otherwise modified in a manner that would adversely affect the rights of the Indemnitees thereunder.

        (b)   For the six-year period commencing immediately after the Effective Time, Parent shall cause the Surviving Corporation to maintain in effect directors' and officers' liability insurance covering acts or omissions occurring at or prior to the Effective Time with respect to those Persons who are currently (and any additional Persons who at or prior to the Effective Time become) covered by the Company's directors' and officers' liability insurance policies on terms with respect to such coverage, and in an amount, no less favorable to such individuals than the policies in effect on the date of this Agreement (or Parent may substitute therefor policies, issued by reputable insurers, of at least the same coverage with respect to matters occurring prior to the Effective Time, provided that any substitution or replacement of existing policies shall not result in any gaps or lapses of coverage with respect to facts, events, acts or omissions occurring at or prior to the Effective Time); provided, however, that, if the aggregate annual premiums for such insurance shall exceed 200% of the current aggregate annual premiums, then Parent shall provide or cause to be provided a policy for the applicable individuals with the best coverage as shall then be available at an annual premium of 200% of the current aggregate annual premiums. At Parent's option, Parent may purchase prior to the Effective Time a six-year prepaid "tail policy" on terms and conditions providing substantially equivalent benefits as the current policies of directors' and officers' liability insurance maintained by the Company and its Subsidiaries with respect to matters arising on or before the Effective Time covering the transactions contemplated hereby, including the Merger, so long as the cost thereof is not in excess of 600% of the current aggregate annual premiums; provided, however, that if, prior to the Effective Time, the Company can obtain such tail prepaid policy for less than 200% of the current aggregate annual premiums, the Company may obtain such tail prepaid policy without the prior consent of Parent. If such tail prepaid policy has been obtained by Parent or the Company, Parent shall cause such policy to be maintained in full force and effect, for its full term, and cause all obligations thereunder to be honored by the Surviving Corporation.

        (c)   In the event that Parent, the Surviving Corporation or any of their respective successors or assigns (i) consolidates with or merges into any other Person and is not the continuing or surviving corporation or entity of such consolidation or merger, or (ii) transfers or conveys all or substantially all of its properties and assets to any Person, then, and in each such case, proper provision shall be made so that the successors and assigns of Parent and the Surviving Corporation shall assume all of the obligations thereof set forth in this Section 6.14.

        (d)   The provisions of this Section 6.14 are (i) intended to be for the benefit of, and shall be enforceable by, each Indemnitee, his or her heirs and his or her representatives, and (ii) are in addition to, and not in substitution for, and shall not impair any other rights to indemnification or contribution that any such Person may have under the Company's Memorandum of Association and Articles of Association, or the comparable organization documents of the Surviving Corporation or any of its Subsidiaries, whether pursuant to any indemnification agreement set forth in Section 4.17(a) of the Company Disclosure Schedule, under applicable Law or otherwise. The obligations of Parent and the Surviving Corporation under this Section 6.14 shall not be terminated or modified in such a manner so as to adversely affect the rights of any Indemnitee unless (A) such termination or modification is required by applicable Law or (B) the affected Indemnitee shall have consented in writing to such termination or modification. Parent shall ensure that the Surviving Corporation complies with all of its obligations under this Section 6.14.

        Section 6.15    CONDUCT OF BUSINESS BY PARENT.    From the date of this Agreement until the earlier of the Effective Time and the date, if any, on which this Agreement is earlier terminated pursuant to Section 8.1, unless the Company shall otherwise consent (which request for consent shall be considered in good faith by the Company), Parent shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, (a) acquire or propose to acquire (by merger, consolidation or acquisition of stock or assets) any corporation, partnership or other business organization or division thereof that sells sunglasses or non-prescription reading glasses in the United States, if such acquisition is subject to the reporting requirements of the HSR Act and could reasonably be expected to prevent, materially delay or materially impair the consummation of the transactions contemplated hereby, including the Merger, or (b) acquire or propose to acquire beneficial ownership of shares of capital stock of the Company or any of its Subsidiaries, except for any and all such acquisitions not in excess of the total aggregate amount set forth in Section 6.15(b) of the Parent Disclosure Schedule.

        Section 6.16    SUPPORT AGREEMENT.    To the extent that ownership of Company Ordinary Shares in respect of any shareholder of the Company that is a party to the Support Agreements (a "Lockup Shareholder") is held in "street" name, the Company will, to the extent that such action is being requested pursuant to the Support Agreements, use its reasonable best efforts to facilitate the issuance of certificates for Company Ordinary Shares in the name of the Lockup Shareholder as promptly as practicable after the date of this Agreement (and in any event within ten Business Days after the date of this Agreement). The Company acknowledges that it has no objection to the form of proxy contained in the Support Agreement. The Company agrees not to register the transfer of any Company Ordinary Shares, Company Stock Options or Restricted Stock Units subject to the Support Agreement during the term of the Support Agreement without the prior written consent of Parent (which consent will not be withheld or delayed in connection with any transfer expressly permitted by Section 4.6 of the Support Agreement).

ARTICLE VII

CONDITIONS TO THE MERGER

        Section 7.1    CONDITIONS TO EACH PARTY'S OBLIGATION TO EFFECT THE MERGER.    The respective obligations of each party to effect the Merger shall be subject to the fulfillment (or waiver by all parties if permissible under applicable Law) at or prior to the Effective Time of the following conditions:

          (a)    Company Shareholder Approval.    The Company Shareholder Approval shall have been obtained in accordance with the BC Act and the Company's Memorandum of Association and Articles of Association.

          (b)    No Order or Actions.    No Law or Order shall have been enacted, entered, promulgated or enforced by any Governmental Authority, or shall otherwise be in effect (whether temporary, preliminary or permanent) (collectively, "Restraint"), that has the effect of enjoining, restraining, prohibiting or preventing consummation of the Merger and which shall then be in effect, and there shall not be threatened in writing, instituted or pending any action by any Governmental Authority seeking to effect an Adverse Antitrust Action.

          (c)    Antitrust Laws.    Any applicable waiting period under the HSR Act and any other Regulatory Laws applicable to the transactions contemplated hereby, including the Merger, shall have expired or been earlier terminated or, in the case of any such required approval, shall have been obtained.

        Section 7.2    ADDITIONAL CONDITIONS TO OBLIGATION OF THE COMPANY TO EFFECT THE MERGER.    The obligation of the Company to effect the Merger and to otherwise consummate the transactions contemplated by this Agreement is further subject to the satisfaction at or prior to the Closing of each of the following conditions (it being understood that any one or more of the following conditions may, to the extent permitted by Law, be waived by the Company):

          (a)    Representations and Warranties.    (i) The representations and warranties of Parent and Merger Sub set forth in this Agreement that are qualified by Parent Material Adverse Effect shall be true and correct in all respects, and (ii) the representations and warranties of Parent and Merger Sub set forth in this Agreement that are not qualified by Parent Material Adverse Effect shall be true and correct (without giving effect to any "materiality" qualifiers set forth therein), in the case of each of clauses (i) and (ii) as of the Closing Date as though made at and as of the Closing Date (or, in the case of those representations and warranties that are made as of a particular date or period, as of such date or period), except in the case of each clauses (i) and (ii) for such failures to be true and correct as would not in the aggregate have a Parent Material Adverse Effect;

          (b)    Performance of Covenants.    Each of Parent and Merger Sub shall have in all material respects performed all obligations and complied with all covenants required by this Agreement to be performed or complied with by it prior to the Effective Time; and

          (c)    Certificate of Officer.    Parent shall have delivered to the Company a certificate executed by an executive committee member (in the case of Parent) and a senior officer (in the case of Merger Sub) certifying that the conditions set forth in Section 7.2(a) and Section 7.2(b) have been satisfied.

        Section 7.3    ADDITIONAL CONDITIONS TO OBLIGATION OF PARENT AND MERGER SUB TO EFFECT THE MERGER.    The obligation of Parent and Merger Sub to effect the Merger and to otherwise consummate the transactions contemplated by this Agreement is further subject to the satisfaction at or prior to the Closing of each of the following conditions (it being understood that any one or more of the following conditions may, to the extent permitted by Law, be waived by Parent):

          (a)    Representations and Warranties.    Except as set forth in the next sentence, (i) the representations and warranties of the Company set forth in this Agreement that are qualified by Company Material Adverse Effect shall be true and correct in all respects, and (ii) the representations and warranties of the Company set forth in this Agreement that are not qualified by Company Material Adverse Effect shall be true and correct (without giving effect to any "materiality" qualifiers set forth therein), in the case of each of clauses (i) and (ii) as of the Closing Date as though made at and as of the Closing Date (or, in the case of those representations and warranties that are made as of a particular date or period, as of such date or period), except in the case of each of clauses (i) and (ii) for such failures to be true and correct as would not in the aggregate have a Company Material Adverse Effect. The representations and warranties of the Company set forth in Section 4.3(a) and the first sentence of Section 4.3(d) shall be true and correct in all material respects at and as of the Closing Date (or, in the case of those representations and warranties that are made as of a particular date or period, as of such date or period);

          (b)    Performance of Covenants.    The Company shall have in all material respects performed all obligations and complied with all covenants required by this Agreement to be performed or complied with by it prior to the Effective Time;

          (c)    Certificate of Officer.    The Company shall have delivered to Parent a certificate, executed by the Chief Executive Officer or Chief Financial Officer of the Company, certifying that the conditions set forth in Section 7.3(a) and Section 7.3(b) have been satisfied;

          (d)    No Company Material Adverse Effect.    Since the date of this Agreement, no Company Material Adverse Effect shall have occurred; and

          (e)    Dissenting Shares.    The number of Company Ordinary Shares for which written demand for payment has been made pursuant to Section 179 of the BC Act shall not exceed (i) 12.0% (inclusive of any 10.0% or greater shareholder of the Company) or (ii) 7.0% (exclusive of any 10.0% or greater shareholder of the Company), in each case with respect to the aggregate number of Company Ordinary Shares outstanding immediately before the Effective Time.

ARTICLE VIII

TERMINATION

        Section 8.1    TERMINATION.    This Agreement may be terminated at any time prior to the Effective Time (with respect to Section 8.1(b) through Section 8.1(h)), by notice from the terminating party to the other party or parties):

        (a)   by the mutual written consent of the Company and Parent;

        (b)   by either the Company or Parent if the Effective Time shall not have occurred on or before September 30, 2010 (the "Termination Date"); provided, however, that if, as of the Termination Date, all conditions to this Agreement shall have been satisfied or waived (other than those that are satisfied by action taken at the Closing), other than the conditions set forth in Section 7.1(b) or Section 7.1(c), Parent may, by written notice to the Company, extend the Termination Date to December 31, 2010 and the Company shall then not have the right to terminate this Agreement as of September 30, 2010; provided, further, that the right to terminate this Agreement under this Section 8.1(b) shall not be available to any party whose breach of any representation or warranty or failure to comply with or perform in any material respect any covenant under this Agreement that shall have proximately caused the Effective Time not to occur on or before the Termination Date;

        (c)   by either the Company or Parent if any Restraint prohibiting the Merger shall have become final and non-appealable; provided that the right to terminate this Agreement under this Section 8.1(c) shall not be available to any party who shall have breached in any material respect its obligations under this Agreement in any manner that shall have proximately caused the action or event described in this Section 8.1(c) to occur;

        (d)   by either Parent or the Company if the Company Meeting (including any adjournments thereof) at which this Agreement shall have been voted upon shall have concluded and the Company Shareholder Approval shall not have been obtained;

        (e)   by the Company if Parent shall have breached or failed to perform in any material respect any of its representations, warranties, covenants or other agreements contained in this Agreement, which breach or failure to perform (i) would result in a failure of a condition set forth in Section 7.1 or Section 7.2 and (ii) is not cured within 15 Business Days after the Company has given Parent written notice of such breach and its intention to terminate this Agreement pursuant to this Section 8.1(e);

provided, however, that no such cure period shall be available or applicable to any such breach that by its nature cannot be cured; provided, further, that the right to terminate this Agreement pursuant to this Section 8.1(e) shall not be available to the Company if the Company is at that time in material breach of this Agreement;

        (f)    by Parent if the Company shall have breached or failed to perform in any material respect any of its representations, warranties, covenants or other agreements contained in this Agreement, which breach or failure to perform (i) would result in a failure of a condition set forth in Section 7.1 or Section 7.3 and (ii) is not cured within 15 Business Days after Parent has given the Company written notice of such breach and its intention to terminate this Agreement pursuant to this Section 8.1(f); provided, however, that no such cure period shall be available or applicable to any such breach that by its nature cannot be cured; provided, further, that the right to terminate this Agreement pursuant to this Section 8.1(f) shall not be available to Parent if Parent is at that time in material breach of this Agreement;

        (g)   by the Company if, prior to the receipt of the Company Shareholder Approval, the Board of Directors of the Company has concluded in good faith, after consultation with the Company's outside legal and financial advisors, that a Company Alternative Proposal is a Company Superior Proposal and has determined to enter into a definitive agreement with respect to such Company Alternative Proposal, provided that (i) the Company shall have materially complied with the applicable provisions of Section 6.3 in connection with such Company Alternative Proposal, (ii) the Company shall have provided Parent six Business Days' written notice of the material terms and conditions of the Company Superior Proposal and its intention to terminate this Agreement pursuant to this Section 8.1(g) (a "Superior Proposal Notice"), and (iii) the Board of Directors of the Company has taken into account any revised proposal made by Parent to the Company within six Business Days of providing Parent with the Superior Proposal Notice (the "Superior Proposal Notice Period") and again has determined in good faith, after consultation with its legal and financial advisors, that the proposal from the third party that was described in the Superior Proposal Notice remains a Company Superior Proposal; provided, further, that, if the third party whose proposal was described in the Superior Proposal Notice modifies or amends such proposal to increase the consideration to be paid for the Company Ordinary Shares or amends other material terms during the Superior Proposal Notice Period, a new six Business Day period shall begin for purposes of this Section 8.1(g); or

        (h)   by Parent (i) if the Board of Directors of the Company (or any committee thereof) shall have (A) made a Company Change in Recommendation, (B) determined that a Company Alternative Proposal constitutes a Company Superior Proposal, (C) provided a Superior Proposal Notice, (D) failed to publicly affirm the Company Recommendation or recommend against any Company Alternative Proposal within ten Business Days of Parent's request to do so, or (E) resolved or otherwise determined to take, or announced an intention to take, any of the foregoing; or (ii) if the Company shall have materially breached its obligations in Section 6.3 so as to result in material harm to Parent or deprive Parent of a material benefit set forth in Section 6.3.

        Section 8.2    EFFECT OF TERMINATION.    In the event of termination of this Agreement pursuant to Section 8.1, this Agreement shall terminate (except for the Confidentiality Agreement and the provisions of Section 8.2, Section 8.3 and Article IX), and there shall be no other liability on the part of the Company, on the one hand, or Parent or Merger Sub, on the other hand, except liability arising out of an intentional breach of this Agreement or for fraud or as provided for in the Confidentiality Agreement, in which case, subject to Section 9.11 hereof, the aggrieved party shall be entitled to all rights and remedies available at Law or in equity.

        Section 8.3    TERMINATION FEE.    Notwithstanding any provision in this Agreement to the contrary:

        (a)   If (i) this Agreement is terminated by the Company pursuant to Section 8.1(g), (ii) this Agreement is terminated by Parent pursuant to Section 8.1(h) or (iii) at any time after the date of this Agreement, (A) a Company Alternative Proposal is publicly proposed or disclosed by the Person or group making such Company Alternative Proposal (or, in the case of a termination pursuant to Section 8.1(b) or Section 8.1(f), is publicly proposed or disclosed or otherwise communicated to the Board of Directors of the Company) prior to and not irrevocably withdrawn at the time of the Company Meeting or resubmitted within three months after the date of the Company Meeting, and (B) this Agreement is terminated (x) by Parent or the Company pursuant to Section 8.1(b) (but only if at such time Parent would not be prohibited from terminating this Agreement by application of the proviso of Section 8.1(b)), (y) by Parent or the Company pursuant to Section 8.1(d), or (z) by Parent pursuant to Section 8.1(f), and (C) prior to the first anniversary of the termination of this Agreement, any definitive agreement providing for a Qualifying Transaction shall have been entered into (irrespective of whether such agreement was entered into with the same Person or group who made the Company Alternative Proposal referred to in clause (A) above), then in any such event described in Section 8.3(a)(i), Section 8.3(a)(ii) or Section 8.3(a)(iii), the Company shall pay to Parent a fee of $18,330,425 (the "Termination Fee") in cash by wire transfer in immediately available funds, such payment to be made in the case of (1) Section 8.3(a)(i) as a condition to the termination of this Agreement, (2) Section 8.3(a)(ii) within two Business Days following the termination of this Agreement and (3) Section 8.3(a)(iii) within two Business Days following the execution of any definitive agreement in respect of a Qualifying Transaction and less any amounts previously paid to Parent by the Company pursuant to Section 8.3(b), if any. It is understood and agreed that in no event shall the Company be required to pay the Termination Fee on more than one occasion. After payment of the Termination Fee is made, the Company shall have no further liability to Parent or Merger Sub with respect to this Agreement or the transactions contemplated hereby, including the Merger (provided that nothing herein shall release any party from liability for intentional breach of this Agreement or for fraud or as provided in the Confidentiality Agreement).

        (b)   If this Agreement is terminated by Parent pursuant to Section 8.1(f) (other than for a termination in respect of the breach of a representation or warranty occurring after (and not as of) the date of this Agreement based on facts, events or circumstances occurring after (and not as of or prior to) the date of this Agreement), the Company shall pay to Parent an amount equal to the sum of the Transaction Expenses actually incurred by Parent at or prior to the termination of this Agreement for which Parent has not theretofore been reimbursed by the Company in cash by wire transfer in immediately available funds (provided that nothing herein shall release any party from liability for intentional breach of this Agreement or fraud or under the Confidentiality Agreement), such payment to be made following such termination and within two Business Days following delivery to the Company of notice of demand for such payment accompanied by reasonable supporting documentation of such Transaction Expenses. For purposes of this Agreement, "Transaction Expenses" means all reasonable and documented out-of-pocket expenses, fees and costs (including all reasonable and documented out-of-pocket fees and expenses of counsel, accountants, investment bankers, experts and consultants and all filing fees paid to any Governmental Authority) incurred by Parent or on its behalf in connection with or related to the transactions contemplated by this Agreement, including the Merger, including in connection with Parent's due diligence investigation and the authorization, negotiation, execution and performance of this Agreement and the transactions contemplated hereby, including the Merger; provided, however, that the Company shall not have to pay Transaction Expenses in excess of $2.0 million in the aggregate (the "Transaction Expense Cap") (which Transaction Expense Cap shall be increased if Parent receives a Request for Additional Information pursuant to the HSR Act (a "Second Request"), but only to the extent Parent incurs additional Transaction Expenses from and after the date of such Second Request; provided, however, that the Transaction Expense Cap shall not exceed $5.0 million).

        (c)   For purposes of this Agreement, "Qualifying Transaction" shall mean any (i) merger or business combination or similar transaction, including any single or multi-step transaction or series of transactions, with the Company or any of its Subsidiaries; (ii) direct or indirect acquisition (by purchase, tender offer, exchange offer or otherwise) by any Person or group of 35% or more of the assets of the Company and its Subsidiaries, taken as a whole; (iii) acquisition by any Person of 35% or more of the issued and outstanding Company Ordinary Shares or any other class of capital stock of the Company or any of its Subsidiaries (or any securities convertible into any of the foregoing), or (iv) combination of the foregoing.

        (d)   Each of the Company, Parent and Merger Sub acknowledge and agree that the agreements contained in this Section 8.3 are an integral part of the transactions contemplated by this Agreement, including the Merger, and that, without these agreements, Parent would not enter into this Agreement. Parent and the Company agree that the Termination Fee does not constitute a penalty, but is liquidated damages in a reasonable amount that will compensate Parent, in the circumstances in which the Termination Fee is payable, for the efforts and resources expended and the opportunities foregone while negotiating this Agreement and in reliance on this Agreement and on the expectation of the consummation of the transactions contemplated hereby, including the Merger, which amount would otherwise be impossible to calculate with precision. Notwithstanding anything to the contrary in this Agreement, except in the case of liability of a party for intentional breach of this Agreement or for fraud or under the Confidentiality Agreement, receipt of payment of the amounts set forth in this Section 8.3 shall be the sole and exclusive remedy of Parent, Merger Sub and their Affiliates and their respective directors, officers, employees, agents, stockholders, general or limited partners, managers, members, representatives or assignees, in each case whether former, current or future, for any loss or damage suffered as a result of the failure of the transactions contemplated hereby, including the Merger, to be consummated.

        (e)   If the Company fails to pay Parent the any amount required to be paid pursuant to this Section 8.3 when due, the Company shall pay the costs and expenses (including reasonable and documented out-of-pocket legal fees and expenses) incurred by Parent in connection with the collection under and enforcement of this Section 8.3, and shall pay interest on any such amount not paid when due at the rate of 5% per annum from the applicable date such amount became due and owing through and including the date of payment (calculated on the basis of a 360-day year).

        Section 8.4    PROCEDURE FOR TERMINATION.    A termination of this Agreement pursuant to Section 8.1 shall, in order to be effective, require in the case of each of Parent and Merger Sub, action by its board of directors or, to the extent permitted by Law, the duly authorized designee of its board of directors, and in the case of the Company, to the extent permitted by Law, action by the Board of Directors of the Company or any committee thereof. Termination of this Agreement prior to the Effective Time shall not require the approval of the shareholders of the Company. A terminating party shall provide written notice of termination to the other parties specifying with reasonable particularity the basis for such termination. If more than one provision in Section 8.1 is available to a terminating party in connection with a termination, a terminating party may rely on any or all available provisions in Section 8.1 for any termination.

ARTICLE IX

MISCELLANEOUS

        Section 9.1    NON-SURVIVAL OF REPRESENTATIONS AND WARRANTIES.    The representations and warranties in this Agreement or in any instrument delivered pursuant to this Agreement, including any rights arising out of any breach of such representations and warranties, shall not survive the Effective Time. Each covenant or agreement of the parties in this Agreement, including any rights arising out of any breach of such covenants or agreements, shall not survive the Effective Time, other than any covenant or agreement that by its terms contemplates performance after the Effective Time, which shall survive until fully performed.

        Section 9.2    EXPENSES.    Except as set forth in Section 8.3, whether or not the Merger is consummated, all costs and expenses incurred in connection with the Merger, this Agreement and the transactions contemplated hereby shall be paid by the party incurring or required to incur such expenses.

        Section 9.3    COUNTERPARTS.    This Agreement may be executed in two or more counterparts (including by fax or ..pdf), each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument, and shall become effective when one or more counterparts have been signed by each of the parties and delivered (by fax, .pdf or otherwise) to the other parties.

        Section 9.4    GOVERNING LAW.    Except to the extent that the internal Laws of the British Virgin Islands or the State of Delaware apply in respect of the procedural aspects of the Merger that are set forth in Article II of this Agreement, this Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to any choice or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the Laws of any jurisdiction other than the State of New York, other than Section 5-1401 of the New York General Obligations Law.

        Section 9.5    JURISDICTION; ENFORCEMENT; WAIVER OF JURY TRIAL.

        (a)   Each of the parties hereto irrevocably agrees that any legal action or proceeding with respect to this Agreement and the rights and obligations arising hereunder, or for recognition and enforcement of any judgment in respect of this Agreement and the rights and obligations arising hereunder brought by the other party hereto or its successors or assigns shall be brought and determined exclusively in a federal court located in the Borough of Manhattan, City of New York, State of New York, or, if not able to be brought in such court, in a state court located in the Borough of Manhattan, City of New York, State of New York (as applicable, the "New York Courts"). Each of the parties hereto hereby irrevocably submits with regard to any such action or proceeding, generally and unconditionally, to the personal jurisdiction of the New York Courts and agrees that it will not bring any action relating to this Agreement or any of the transactions contemplated by this Agreement, including the Merger, in any court other than the New York Courts (other than to enforce a judgment of the New York Courts). Each of the parties hereto hereby irrevocably waives, and agrees not to assert, by way of motion, as a defense, counterclaim or otherwise, in any action or proceeding with respect to this Agreement, (i) any claim that it is not personally subject to the jurisdiction of the New York Courts for any reason other than the failure to serve in accordance with this Section 9.5, (ii) any claim that it is exempt or immune from jurisdiction of any New York Court or from any legal process commenced in such New York Courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise), and (iii) to the fullest extent permitted by the applicable Law, any claim that (x) the suit, action or proceeding in such New York Court is brought in an inconvenient forum, (y) the venue of such suit, action or proceeding is improper or (z) this Agreement, or the subject matter hereof, may not be enforced in or by such New York Courts. The parties to this Agreement agree that mailing of process or other papers in connection with any such action or proceeding in the manner provided in Section 9.6, or in such other manner as may be permitted by applicable Law, will be valid and sufficient service thereof.

        (b)   EACH PARTY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY ACTION, SUIT OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, AND WHETHER MADE BY CLAIM, COUNTERCLAIM, THIRD PARTY CLAIM OR OTHERWISE. EACH PARTY HERETO (I) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, AND (II) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 9.5(B).

        Section 9.6    NOTICES.    Any notice required to be given hereunder shall be sufficient if in writing, and sent by facsimile transmission, by reliable overnight delivery service (with proof of service) or hand delivery, addressed as follows:

          (a)   if to Parent or Merger Sub, to:

      Essilor International
      147, rue de Paris
      94227 Charenton-le-Pont
      France
      Attention: The Director for Legal Affairs and Group Development
      Telecopy: +33.1.49.77.43.05

      with a copy (which shall not constitute notice) to:

      Jones Day
      120, rue du Faubourg Saint-Honoré
      75008 Paris
      France
      Attention: Linda Hesse
      Telecopy: +33.1.56.59.39.38

          (b)   if to the Company, to:

      FGX International Holdings Limited
      500 George Washington Highway
      Smithfield, RI 02917
      United States of America
      Attention: General Counsel
      Telecopy: (401) 231-3818

      with a copy (which shall not constitute notice) to:

      Skadden, Arps, Slate, Meagher & Flom LLP
      Four Times Square
      New York, NY 10036
      United States of America
      Attention: Richard J. Grossman
      Telecopy: (212) 735-2000

or to such other address as any party shall specify by written notice so given, and such notice shall be deemed to have been delivered as of the date so telecommunicated or personally delivered (provided that any notice received by facsimile transmission or otherwise at the addressee's location on any Business Day after 5:00 p.m. (addressee's local time) shall be deemed to have been received at 9:00 a.m. (addressee's local time) on the next Business Day). Any party to this Agreement may notify any other party of any changes to the address or any of the other details specified in this paragraph; provided that such notification shall only be effective on the date specified in such notice or five Business Days after the notice is given, whichever is later. Rejection or other refusal to accept or the inability to deliver because of changed address of which no notice was given shall be deemed to be receipt of the notice as of the date of such rejection, refusal or inability to deliver.

        Section 9.7    ASSIGNMENT.    Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto, in whole or in part (whether by operation of Law or otherwise), without the prior written consent of the other parties, and any attempt to make any such assignment without such consent shall be null and void; provided that Merger Sub may assign the rights and obligations of Merger Sub to another direct or indirect wholly-owned Subsidiary of Parent organized under the Laws of the British Virgin Islands or the State of Delaware (in which case the provisions of Article II shall be deemed modified without further action of the parties to the extent necessary to effect the Merger in accordance with the Laws of the British Virgin Islands and/or the State of Delaware, as applicable) without the consent of any of the parties hereto, provided that Parent remains liable for all obligations of Merger Sub and any such assignee under this Agreement.

        Section 9.8    SEVERABILITY.    Any term or provision of this Agreement that is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement in any other jurisdiction. If the final judgment of a court of competent jurisdiction declares that any term or provision hereof is invalid or unenforceable, the parties agree that the court making the determination of invalidity or unenforceability shall have the power to reduce the scope, duration, or area of the term or provision, to delete specific words or phrases, or to replace any invalid or unenforceable term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision, and this Agreement shall be enforceable as so modified after the expiration of the time within which the judgment may be appealed.

        Section 9.9    ENTIRE AGREEMENT; NO THIRD-PARTY BENEFICIARIES.    This Agreement (including the exhibits and schedules hereto) and the Confidentiality Agreement constitute the entire agreement, and supersede all other prior agreements and understandings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof and thereof and except for (a) the rights of the holders of Company Ordinary Shares to receive the Merger Consideration at the Effective Time, (b) the right of holders of Company Stock Options and Restricted Stock Units to receive the consideration provided for in Section 3.3 of this Agreement at the Effective Time and (c) the provisions set forth in Section 6.14, this Agreement is not intended to and shall not confer upon any Person other than the parties hereto any rights or remedies hereunder.

        Section 9.10    REMEDIES CUMULATIVE.    Except as otherwise provided herein, any and all remedies herein expressly conferred upon a party shall be deemed cumulative with, and not exclusive of, any other remedy conferred hereby, or by Law or equity upon such party, and the exercise by a party of any one remedy shall not preclude the exercise of any other remedy.

        Section 9.11    SPECIFIC PERFORMANCE.    Each of the parties hereto acknowledges and agrees that irreparable damage would occur and that the parties would not have any adequate remedy at Law in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement, this being in addition to any other remedy to which they are entitled at Law or in equity (including, in the case of damages sought by the Company, damages based on the consideration payable to the shareholders of the Company pursuant to the terms of this Agreement).

        Section 9.12    AMENDMENT; WAIVER; EXTENSION.

        (a)   Except as set forth in Section 2.2 of this Agreement in respect of Section 2.2 of the Parent Disclosure Schedule, this Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties hereto; provided, however, that after the receipt of the Company Shareholder Approval, no amendment to this Agreement shall be made except as permitted by applicable Law. Any waiver of any of the terms or conditions of this Agreement must be in writing and must be duly executed by or on behalf of the party to be charged with such waiver. Except as expressly set forth in this Agreement, the failure of a party to exercise any of its rights hereunder or to insist upon strict adherence to any term or condition hereof on any one occasion shall not be construed as a waiver or deprive that party of the right thereafter to insist upon strict adherence to the terms and conditions of this Agreement at a later date. Further, no waiver of any of the terms and conditions of this Agreement shall be deemed to or shall constitute a waiver of any other term or condition hereof (whether or not similar).

        (b)   At any time prior to the Effective Time, the Company, on the one hand, and Parent (on behalf of Parent and Merger Sub), on the other hand, may (i) extend the time for the performance of any of the obligations or other acts of the other party, (ii) waive any inaccuracies in the representations and warranties contained herein by the other party or in any document, certificate or writing delivered pursuant hereto by the other party, or (iii) subject to the requirements of applicable Law, waive compliance by the other party with any of the agreements or conditions contained herein. Any agreement on the part of any party to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party.

        Section 9.13    NO LIMITATION.    It is the intention of the parties that, to the extent possible, unless provisions are mutually exclusive and effect cannot be given to both or all such provisions, the representations, warranties, covenants and closing conditions in this Agreement shall be construed to be cumulative and that each representation, warranty, covenant and closing condition in this Agreement shall be given full, separate and independent effect and nothing set forth in any provision herein shall in any way be deemed to limit the scope, applicability or effect of any other provision hereof.

        Section 9.14    DELIVERY.    For purposes of this Agreement, references to the term "delivered by the Company," "delivered to Parent," "provided to Parent," "made available to Parent" or similar expressions shall mean that the Company has: (a) posted such materials to the electronic data room posted by the Company at https://services.intralinks.com as in effect at 2:00 p.m., Eastern time, on December 15, 2009 and has given Parent and its Representatives access to the materials so posted; (b) set forth such materials in the Company Disclosure Schedule; or (c) has otherwise delivered a written copy to Parent no later than 2:00 p.m., Eastern time, on December 15, 2009.

[Remainder of page intentionally left blank]

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the date first above written.

ESSILOR INTERNATIONAL
By:
	Name:	Carol Xueref
	Title:	Director of Legal Affairs and Group
Development
1234 ACQUISITION SUB INC.
By:
	Name:	Carol Xueref
	Title:	Director
FGX INTERNATIONAL HOLDINGS LIMITED
By:
	Name:	Alec Taylor
	Title:	CEO

 ANNEX B

LAZARD FRÈRES & CO. LLC 30 ROCKEFELLER PLAZA NEW YORK, NY 10020 PHONE 212-632-6000 www.lazard.com

December 15, 2009

The Board of Directors
FGX International Holdings Limited
500 George Washington Highway
Smithfield, RI 02917

Dear Members of the Board:

        We understand that FGX International Holdings Limited, a British Virgin Islands business company (the "Company"), Essilor International, a French société anonyme ("Parent"), and 1234 Acquisition Sub Inc., a Delaware corporation and an indirect wholly owned subsidiary of Parent ("Merger Sub"), propose to enter into an Agreement and Plan of Merger (the "Agreement") pursuant to which Parent will acquire the Company (the "Transaction"). Pursuant to the Transaction, Merger Sub will be merged with and into the Company and each outstanding ordinary share, no par value, of the Company ("Company Ordinary Shares"), other than Company Ordinary Shares (i) owned, directly or indirectly, by Parent or Merger Sub or any direct or indirect wholly owned subsidiary thereof, (ii) held by the Company as treasury shares or (iii) held by holders who duly exercise their right of dissent in relation to the Transaction and in accordance with the laws of the British Virgin Islands (the holders referred to in clauses (i) - (iii) collectively, "Excluded Holders"), will be converted into the right to receive $19.75 in cash, without interest (the "Consideration"). The terms and conditions of the Transaction are more fully set forth in the Agreement.

        You have requested our opinion as of the date hereof as to the fairness, from a financial point of view, to holders of Company Ordinary Shares (other than Excluded Holders) of the Consideration to be paid to such holders in the Transaction.

        In connection with this opinion, we have:

  (i)
  Reviewed the financial terms and conditions of a draft, dated December 15, 2009, of the Agreement;

  (ii)
  Analyzed certain publicly available historical business and financial information relating to the Company;

  (iii)
  Reviewed various financial forecasts and other data provided to us by the Company relating to the business of the Company;

  (iv)
  Held discussions with members of the senior management of the Company with respect to the business and prospects of the Company;

  (v)
  Reviewed public information with respect to certain other companies in lines of business we believe to be generally relevant in evaluating the business of the Company;

  (vi)
  Reviewed the financial terms of certain business combinations involving companies in lines of business we believe to be generally relevant in evaluating the business of the Company;

  (vii)
  Reviewed historical stock prices and trading volumes of Company Ordinary Shares; and

  (viii)
  Conducted such other financial studies, analyses and investigations as we deemed appropriate.

        We have assumed and relied upon the accuracy and completeness of the foregoing information, without independent verification of such information. We have not conducted any independent valuation or appraisal of any of the assets or liabilities (contingent or otherwise) of the Company or concerning the solvency or fair value of the Company, and we have not been furnished with such valuation or appraisal. The financial forecasts for fiscal years 2010 through 2013 provided to us by the Company include three alternative sets of forecasts prepared by the management of the Company and identified to us as "Base Case", "Small Acquisitions Case" and "Large Acquisition Case", each of which contemplates different potential strategies considered by management of the Company. You have directed us, based on your assessment of the uncertainty and risks associated with the Large Acquisition Case, to utilize the Base Case and Small Acquisitions Case for purposes of this opinion. We have assumed, with the consent of the Company, that the Base Case and Small Acquisitions Case have each been reasonably prepared on bases reflecting the best currently available estimates and judgments of the management of the Company as to the future financial performance of the Company. We assume no responsibility for and express no view as to any of the foregoing forecasts or the assumptions on which they are based.

        Further, our opinion is necessarily based on economic, monetary, market and other conditions as in effect on, and the information made available to us as of, the date hereof. We assume no responsibility for updating or revising our opinion based on circumstances or events occurring after the date hereof. We do not express any opinion as to the price at which Company Ordinary Shares may trade at any time subsequent to the announcement of the Transaction.

        In rendering our opinion, we have assumed, with your consent, that the Transaction will be consummated on the terms described in the Agreement, without any waiver or modification of any material terms or conditions. Representatives of the Company have advised us, and we have assumed, that the Agreement, when executed, will conform to the draft reviewed by us in all material respects. We also have assumed, with your consent, that obtaining the necessary regulatory or third party approvals and consents for the Transaction will not have an adverse effect on the Company. We do not express any opinion as to any tax or other consequences that might result from the Transaction, nor does our opinion address any legal, tax, regulatory or accounting matters, as to which we understand that the Company obtained such advice as it deemed necessary from qualified professionals. We express no view or opinion as to any terms or other aspects of the Transaction (other than the Consideration to the extent expressly specified herein), including, without limitation, the support agreements to be entered into among Parent, Merger Sub and certain holders of Company Ordinary Shares in connection with the Transaction. In addition, we express no view or opinion as to the fairness of the amount or nature of, or any other aspects relating to, the compensation to any officers, directors or employees of any parties to the Transaction, or class of such persons, relative to the Consideration or otherwise.

        Lazard Frères & Co. LLC is acting as financial advisor to the Company in connection with the Transaction and will receive a fee for our services, a portion of which is payable upon the rendering of this opinion and a substantial portion of which is contingent upon the closing of the Transaction. In addition, in the ordinary course of their respective businesses, Lazard and LFCM Holdings LLC (an entity indirectly owned in large part by managing directors of Lazard) and our respective affiliates may actively trade securities of the Company and/or the securities of Parent and certain of their respective affiliates for their own accounts and for the accounts of their customers and, accordingly, may at any time hold a long or short position in such securities. The issuance of this opinion was approved by the Opinion Committee of Lazard Frères & Co. LLC.

        In rendering our opinion, we were only authorized to contact a limited number of third parties regarding a potential transaction with the Company, and we were not requested to consider, and our opinion does not address, the relative merits of the Transaction as compared to any other transaction or business strategy in which the Company might engage or the merits of the underlying decision by the Company to engage in the Transaction.

        Our engagement and the opinion expressed herein are for the benefit of the Board of Directors of the Company and our opinion is rendered to the Board of Directors of the Company in connection with its evaluation of the Transaction. Our opinion is not intended to and does not constitute a recommendation to any shareholder as to how such shareholder should vote or act with respect to the Transaction or any matter relating thereto.

        Based on and subject to the foregoing, we are of the opinion that, as of the date hereof, the Consideration to be paid to holders of Company Ordinary Shares (other than Excluded Holders) in the Transaction is fair, from a financial point of view, to such holders.

Very truly yours,
LAZARD FRERES & CO. LLC
By	Michael Wilkerson Managing Director

ANNEX C

Section 179 of the BVI Business Companies Act, 2004

179. (1)    A member of a company is entitled to payment of the fair value of his shares upon dissenting from

    (a)
    a merger, if the company is a constituent company, unless the company is the surviving company and the member continues to hold the same or similar shares;

    (b)
    a consolidation, if the company is a constituent company;

    (c)
    any sale, transfer, lease, exchange or other disposition of more than fifty per cent in value of the assets or business of the company, if not made in the usual or regular course of the business carried on by the company, but not including

    (i)
    a disposition pursuant to an order of the Court having jurisdiction in the matter,

    (ii)
    a disposition for money on terms requiring all or substantially all net proceeds to be distributed to the members in accordance with their respective interests within one year after the date of disposition, or

    (iii)
    a transfer pursuant to the power described in section 28(2);

    (d)
    a redemption of his shares by the company pursuant to section 176; and

    (e)
    an arrangement, if permitted by the Court.

        (2)   A member who desires to exercise his entitlement under subsection (1) shall give to the company, before the meeting of members at which the action is submitted to a vote, or at the meeting but before the vote, written objection to the action; but an objection is not required from a member to whom the company did not give notice of the meeting in accordance with this Act or where the proposed action is authorised by written consent of members without a meeting.

        (3)   An objection under subsection (2) shall include a statement that the member proposes to demand payment for his shares if the action is taken.

        (4)   Within twenty days immediately following the date on which the vote of members authorising the action is taken, or the date on which written consent of members without a meeting is obtained, the company shall give written notice of the authorisation or consent to each member who gave written objection or from whom written objection was not required, except those members who voted for, or consented in writing to, the proposed action.

        (5)   A member to whom the company was required to give notice who elects to dissent shall, within twenty days immediately following the date on which the notice referred to in subsection (4) is given, give to the company a written notice of his decision to elect to dissent, stating

    (a)
    his name and address;

    (b)
    the number and classes of shares in respect of which he dissents; and

    (c)
    a demand for payment of the fair value of his shares;

and a member who elects to dissent from a merger under section 172 shall give to the company a written notice of his decision to elect to dissent within twenty days immediately following the date on which the copy of the plan of merger or an outline thereof is given to him in accordance with section 172.

        (6)   A member who dissents shall do so in respect of all shares that he holds in the company.

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        (7)   Upon the giving of a notice of election to dissent, the member to whom the notice relates ceases to have any of the rights of a member except the right to be paid the fair value of his shares.

        (8)   Within seven days immediately following the date of the expiration of the period within which members may give their notices of election to dissent, or within seven days immediately following the date on which the proposed action is put into effect, whichever is later, the company or, in the case of a merger or consolidation, the surviving company or the consolidated company shall make a written offer to each dissenting member to purchase his shares at a specified price that the company determines to be their fair value; and if, within thirty days immediately following the date on which the offer is made, the company making the offer and the dissenting member agree upon the price to be paid for his shares, the company shall pay to the member the amount in money upon the surrender of the certificates representing his shares.

        (9)   If the company and a dissenting member fail, within the period of thirty days referred to in subsection (8), to agree on the price to be paid for the shares owned by the member, within twenty days immediately following the date on which the period of thirty days expires, the following shall apply:

    (a)
    the company and the dissenting member shall each designate an appraiser;

    (b)
    the two designated appraisers together shall designate an appraiser;

    (c)
    the three appraisers shall fix the fair value of the shares owned by the dissenting member as of the close of business on the day prior to the date on which the vote of members authorising the action was taken or the date on which written consent of members without a meeting was obtained, excluding any appreciation or depreciation directly or indirectly induced by the action or its proposal, and that value is binding on the company and the dissenting member for all purposes; and

    (d)
    the company shall pay to the member the amount in money upon the surrender by him of the certificates representing his shares.

        (10) Shares acquired by the company pursuant to subsection (8) or (9) shall be cancelled but if the shares are shares of a surviving company, they shall be available for reissue.

        (11) The enforcement by a member of his entitlement under this section excludes the enforcement by the member of a right to which he might otherwise be entitled by virtue of his holding shares, except that this section does not exclude the right of the member to institute proceedings to obtain relief on the ground that the action is illegal.

        (12) Only subsections (1) and (8) to (11) shall apply in the case of a redemption of shares by a company pursuant to the provisions of section 176 and in such case the written offer to be made to the dissenting member pursuant to subsection (8) shall be made within seven days immediately following the direction given to a company pursuant to section 176 to redeem its shares.

C-2

SPECIAL MEETING PROXY CARD

FGX INTERNATIONAL HOLDINGS LIMITED

Special Meeting of Shareholders on March 9, 2010
Proxy Solicited on Behalf of the Board of Directors

        The undersigned, revoking all prior proxies, hereby appoints Alec Taylor, John H. Flynn, Jr. and Jeffrey J. Giguere, or any of them, with full power of substitution, to be the attorneys and proxies of the undersigned at the Special Meeting of Shareholders of FGX International Holdings Limited ("FGX") to be held beginning at 10:00 a.m., local time, on Tuesday, March 9, 2010, at the principal offices of FGX, 500 George Washington Highway, Smithfield, Rhode Island 02917, or at any adjournment, postponement or delay thereof (the "Special Meeting"), and to vote at the Special Meeting each ordinary share, no par value ("Ordinary Share"), of FGX that the undersigned held of record on the books of FGX on the record date for the Special Meeting, and on any other business properly brought before the Special Meeting, with all powers the undersigned would possess if personally present.

        The validity of this proxy is governed by British Virgin Islands law. This proxy does not revoke any prior powers of attorney except for prior proxies given in connection with the Special Meeting.

 THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED BY THE
UNDERSIGNED SHAREHOLDER. IF THE SIGNED PROXY IS RETURNED BUT NO DIRECTIONS
ARE MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2. THE PROXIES ARE
AUTHORIZED TO VOTE IN THEIR DISCRETION UPON SUCH OTHER MATTERS AS MAY
PROPERLY COME BEFORE THE SPECIAL MEETING.

PLEASE SIGN AND DATE THIS PROXY AND RETURN PROMPTLY IN
THE ENCLOSED ENVELOPE.

(Continued, and to be marked, dated and signed as instructed on the reverse side)

 THIS IS YOUR PROXY. YOUR VOTE IS IMPORTANT.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN. UNLESS OTHERWISE DIRECTED, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2 AND WILL BE VOTED IN THE DISCRETION OF THE PROXIES ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING.

 Proposals—The Board of Directors recommends a vote FOR Proposals 1 and 2

1.
Proposal to approve the Agreement and Plan of Merger, dated as of December 15, 2009, among Essilor International, 1234 Acquisition Sub Inc. and FGX, as it may be amended from time to time.

For ☐	Against ☐	Abstain ☐
2.
Proposal to adjourn or postpone the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve Proposal 1.

For ☐	Against ☐	Abstain ☐

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date

Signature	Signature

THANK YOU FOR VOTING.

Please mark here if you plan to attend the Special Meeting in person.	☐